UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
NovaStar Financial, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOVASTAR FINANCIAL, INC.
2114 Central Street, Suite 600
Kansas City, MO 64108
(816) 237-7000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Holders of Our Common Stock:

You are cordially invited to attend the special meeting of the stockholders of NovaStar Financial, Inc., a Maryland corporation (the “Company”), to be held on [ • ], 2011 at [ • ] a.m., Eastern Time, ([ • ] a.m., Central Time) at the Hyatt Regency Crown Center Hotel, 2345 McGee Street, Kansas City, Missouri 64108, for the following purposes:

1. To approve an amendment to the charter of the Company to eliminate the Company’s 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), and the applicable Articles Supplementary;

2. To approve an amendment to the charter of the Company to eliminate the Company’s 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), and the applicable Articles Supplementary;

3. To approve an amendment to the charter of the Company to increase the number of authorized shares of capital stock of the Company from 50,000,000 to 120,000,000;

4. To approve an amendment to the charter of the Company to preserve the Company’s net operating loss carryforwards;

5. To approve certain technical amendments to the charter of the Company in connection with the foregoing proposals, the amendment and restatement of the charter, and to remove provisions previously required by the Company’s former status as a real estate investment trust; and

6. To transact such other business as may properly come before the special meeting and any postponement or adjournment thereof.

As a holder of the Company’s common stock, par value $0.01 per share, you will be entitled to vote on all business properly brought before the meeting, including proposals 1, 2, 3, 4 and 5 above. At the meeting, the holders of the Series D Preferred Stock are also entitled to vote on all business properly brought before the meeting, including proposals 1, 2, 3, 4 and 5 above, and the holders of the Series C Preferred Stock will be entitled to vote on proposals 1, 4 and 5 above and may also be entitled to vote on other business properly brought before the meeting, depending on the subject matter of any additional proposals.

A proxy statement describing the matters to be considered at the special meeting to which you will be entitled to vote is attached to this notice. The Board of Directors is calling this special meeting in connection with a Recapitalization of the Company involving (i) an exchange of all outstanding shares of Series D Preferred Stock, in which the private holders of the Series D Preferred Stock have agreed to exchange their shares subject to certain closing conditions beyond their control, and (ii) an offer to exchange all outstanding shares of Series C Preferred Stock, together with a consent solicitation seeking consents to effectuate the exchange of the Series C Preferred Stock and the exchange of the Series D Preferred Stock. Please see the attached proxy statement for additional information related to these transactions.

The Board of Directors has fixed the close of business on April 7, 2011 as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof.

By Order of the Board of Directors

Rodney E. Schwatken
Chief Financial Officer, Chief Accounting Officer and Secretary

Kansas City, Missouri
[ • ], 2011

YOUR VOTE IS IMPORTANT

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET AS INSTRUCTED ON THE PROXY CARD. YOUR VOTE IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

PRELIMINARY PROXY STATEMENT

NovaStar Financial, Inc.
2114 Central Street
Suite 600
Kansas City, Missouri 64108

PROXY STATEMENT

Special Meeting of Stockholders
June 23, 2011

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June 23, 2011:

This proxy statement and the proxy card are also available to you at http://www.novastarfinancial.com/[ • ].

EXPLANATORY NOTE

This proxy statement relates to the 2011 special meeting of stockholders of NovaStar Financial, Inc. (“NFI” or the “Company”) in connection with the Company’s proposed recapitalization of its Company’s 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) and its 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), the offer to exchange each for cash and common stock of the Company, par value $0.01 per share (the “Common Stock”), being the “Series C Offer” and “Series D Exchange,” respectively. While you, as a holder of Common Stock, will not be asked to approve the Series C Offer or the Series D Exchange (collectively, the “Recapitalization”), you will be asked to approve the proposals presented at the 2011 special meeting of stockholders (the “Proposals”), each of which is described in detail in the proxy statement. The Proposals must be approved as a condition to the closing of the Series C Offer and the Series D Exchange. A non-vote will count as a “no” vote, so your vote is very important.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in the proxy statement constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels or activity, performance, or achievements expressed or implied by such forward-looking statements.

Terminology such as “may,” “will,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of such terms or other comparable terminology, as well as future or conditional auxiliary verbs such as “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, regarding the impact they will have on the results of operations or financial condition of the Company. Moreover, neither we, nor any other person assumes responsibility for the accuracy and completeness of such statements.

This proxy statement has been generally prepared as of [ • ], 2011. There may be changes in the affairs of the Company and/or other matters after that date which are not reflected in this document and we will not undertake to update any such information unless required by law.

HOW TO OBTAIN ADDITIONAL INFORMATION

You may access information regarding the Company at the Securities and Exchange Commission (the “SEC”) website at: http://www.sec.gov. The SEC website contains reports, proxy and information statements regarding companies that file electronically with the SEC. Copies of certain Company documents, including all or any portion of the registration statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), declared effective [ • ], 2011 (the “Registration Statement”), with respect to the Common Stock offered in the Series C Offer may be obtained from the public reference section of the SEC upon payment of the prescribed fees. The Registration Statement and exhibits and schedules filed as a part thereof, may be inspected, without charge, at the SEC public reference room located at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

If you would like additional copies of this proxy statement, or if you have questions about the Series C Offer or Consent Solicitation (defined in the proxy statement), you should contact:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll-Free (866) 695-6074

This proxy statement contains certain business and financial information about the Company that is not included in or delivered with this document. You may request a copy of any document that we have filed with the SEC at no cost, by writing the Company at 2114 Central Street, Suite 600, Kansas City, Missouri 64108. To receive timely delivery of the requested documents in advance of the special meeting, your request should be received no later than [ • ], 2011.

We have not authorized anyone to give any information or make any representation about our Series D Exchange, Series C Offer or Consent Solicitation that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated into this proxy statement or that is different from, or in addition to, that contained in the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or in any of the materials that we have incorporated into the proxy statement/consent solicitation/prospectus that is part of the Registration Statement. Therefore, if anyone gives you information of this sort, you should not rely on it.

Page

EXPLANATORY NOTE	i
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	ii
HOW TO OBTAIN ADDITIONAL INFORMATION	ii
THE RECAPITALIZATION SUMMARY	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, SERIES C OFFER, SERIES D EXCHANGE, AND CONSENT SOLICITATION	8
THE SPECIAL MEETING	11
PROPOSAL 1 — CHARTER AMENDMENT TO ELIMINATE THE SERIES C PREFERRED STOCK	16
PROPOSAL 2 — CHARTER AMENDMENT TO ELIMINATE THE SERIES D PREFERRED STOCK	17
PROPOSAL 3 — CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY	18
PROPOSAL 4 — CHARTER AMENDMENT TO PRESERVE THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS	19
PROPOSAL 5 — CERTAIN TECHNICAL CHARTER AMENDMENTS IN CONNECTION WITH THE OTHER PROPOSALS, TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CHARTER AND TO REMOVE PROVISIONS PREVIOUSLY REQUIRED BY THE COMPANY’S FORMER STATUS AS A REAL ESTATE INVESTMENT TRUST	23
SUMMARY HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL INFORMATION	26
RECENT DEVELOPMENTS	28
RISK FACTORS	30
BACKGROUND OF THE RECAPITALIZATION	40
FAIRNESS OF THE RECAPITALIZATION TO THE SERIES C HOLDERS	65
THE SERIES C OFFER AND CONSENT SOLICITATION	71
THE SERIES D EXCHANGE	83
EFFECT OF THE RECAPITALIZATION ON THE COMMON STOCK AND THE HOLDERS OF COMMON STOCK	87
CAPITALIZATION	88
MARKET FOR COMMON STOCK	90
MARKET FOR SERIES C PREFERRED STOCK	90
MARKET FOR SERIES D PREFERRED STOCK	91
DIVIDEND POLICY AND DIVIDENDS PAID ON OUR COMMON STOCK	91
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	92
DESCRIPTION OF BUSINESS	106
DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS	108
BENEFICIAL OWNERSHIP	111
EXECUTIVE COMPENSATION	113
DIRECTOR COMPENSATION	119
CORPORATE GOVERNANCE AND RELATED MATTERS	120
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PARTIES; RELATED PARTY TRANSACTIONS	124
DESCRIPTION OF SECURITIES	128

THE RECAPITALIZATION SUMMARY

The board of directors of the Company (the “Board of Directors”) has called a special meeting of its stockholders for the purpose of approving certain matters related to the proposed Recapitalization of the Series C Preferred Stock and the Series D Preferred Stock.

This summary highlights the material information regarding the Recapitalization, but may not include all of the information that you, as a holder of Common Stock, would like to know. To fully understand the Series D Exchange, the Series C Offer and the solicitation of the consents from the holders of Series C Preferred Stock (the “Series C Holders”) to effect the Series C Offer and the Series D Exchange (the “Consent Solicitation”), and for a more complete description of the legal terms of the Series D Exchange, the Series C Offer and the Consent Solicitation, you should carefully read this entire document, including “The Series C Offer and Consent Solicitation” section and the “Series D Exchange” section and the other documents we refer to in this document.

As a holder of Common Stock, you will not have an opportunity to participate in the Series C Offer, the Series D Exchange or the Consent Solicitation except to the extent you also hold Series C Preferred Stock or Series D Preferred Stock. However, you will be asked to approve the Proposals, all of which must be approved to effect the Series C Offer, the Series D Exchange and the Consent Solicitation.

The Company	NovaStar Financial, Inc.

The Company’s Address and Phone Number	2114 Central Street Suite 600 Kansas City, Missouri 64108 (816) 237-7000

The Company’s Business	The Company operates two majority-owned subsidiaries: StreetLinks LLC (formerly StreetLinks National Appraisal Services LLC) (“StreetLinks”), a national residential appraisal and real estate valuation management services company, and Advent Financial Services LLC (“Advent”). Advent provides financial settlement services, along with its distribution partners, mainly through income tax preparation businesses and also provides access to tailored banking accounts, small dollar banking products and related services to low and moderate income level individuals. We also own a portfolio of nonconforming residential mortgage securities. Prior to 2008, we originated, securitized, sold and serviced residential nonconforming mortgage loans.

Common Stock	Common Stock, par value $0.01 per share (OTCQB: NOVS)

Series C Preferred Stock	8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (OTCQB: NOVSP)

Series D Preferred Stock	9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 per share (privately-held stock)

Recapitalization	The Series C Offer and the Series D Exchange, together with the Amendments (defined below), are part of the Company’s plan of Recapitalization to improve the Company’s capital structure.

Reasons for the Recapitalization	The Series C Offer and Series D Exchange are being conducted to eliminate the Company’s large and growing financial obligation to its preferred stockholders, which the Company believes impedes its growth and strategic opportunities available to it and has a negative impact on cash available to all stockholders in the future.

Consequences of Failure to Complete the Recapitalization	If the Proposals are not approved by the Company’s stockholders or the Company is not otherwise able to complete the Recapitalization, the Company may not be able to meet its long-term financial obligations unless the Company undertakes some other remedial measure. This could result in a material adverse effect to the Company, which could include bankruptcy.

Common Stock Outstanding Before the Recapitalization	As of [ • ], 2011, the Company had 9,368,053 shares of Common Stock outstanding.

Common Stock Outstanding After the Recapitalization	Assuming that 100% of the shares of Series C Preferred Stock are accepted for exchange in the Series C Offer, 43,823,600 shares of Common Stock would be issued in the Series C Offer and 37,161,600 shares of Common Stock would be issued in the Series D Exchange. Therefore, 90,353,253 shares of our Common Stock would be outstanding after completion of the Series C Offer and the Series D Exchange.

Series D Exchange	The Series D Exchange is the exchange of all issued and outstanding shares of Series D Preferred Stock, for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,600 in cash. The Series D Exchange is completed, subject only to certain closing conditions, including the approval of the Proposals.

Series D Holders	The holders of the Series D Preferred Stock are Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC and Massachusetts Mutual Life Insurance Company (the “Series D Holders”).

Exchange Agreement	The agreement by and among the Series D Holders and the Company, dated December 10, 2010, in which the Series D Holders and the Company agreed to the terms of the Series D Exchange (the “Exchange Agreement”).

Outstanding Shares of Series D Preferred Stock Prior to the Series D Exchange	2,100,000 shares

Conditions Precedent to the Series D Exchange	Closing of the Series D Exchange is conditioned upon, among other things:

• the completion of the Series C Offer; and

• approval of the Proposals, which would approve the Amendments to our charter.

Series C Offer	An offer to exchange each share of Series C Preferred Stock for, at the election of each holder, either:

• 3 shares of newly-issued Common Stock of the Company and $2.00 in cash (the “Cash-and-Stock Option”); or

• 19 shares of newly-issued Common Stock (the “Stock-Only Option”).

Series C Holders’ elections will be subject to allocation and proration procedures intended to ensure that, in the aggregate, 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) will be issued to Series C Holders (the “Offer Consideration”). The Cash-and-Stock Option and the Stock-Only Option are herein referred to as the “Consideration Options.” See “The Series C Offer and Consent Solicitation — General” and “— Series C Offer Consideration Explanation and Examples.”

Outstanding Shares of Series C Preferred Stock Prior to the Series C Offer	2,990,000 shares

Conditions Precedent to the Series C Offer	The Company’s obligation to accept shares for exchange in the Series C Offer is conditioned upon, among other things:

• the completion of the Series D Exchange;

• consent to the Series C Offer and the Series D Exchange by the holders of at least two-thirds of the outstanding Series C Preferred Stock;

• approval of the Proposals, which would approve the Amendments to our charter;

• participation by the holders of at least two-thirds of the outstanding Series C Preferred Stock;

• the effectiveness of the Registration Statement on Form S-4, filed December 10, 2010 and as subsequently amended, to register the Common Stock to be issued as part of the Series C Offer (the Registration Statement was declared effective on [ • ], 2011).

For a description of all of the conditions to the Series C Offer, see “The Series C Offer and Consent Solicitation — Conditions to the Series Offer.”

Series C Offer and Consent Solicitation Expiration Date	The Series C Offer and Consent Solicitation will expire at 12:00 midnight, Eastern Time, on [ • ], 2011, unless we extend the period of time for which the Series C Offer is open, in which case the term “Expiration Date” means the latest time and date on which the Series C Offer and Consent Solicitation, as so extended, expires. We may extend the Series C Offer and Consent Solicitation under certain circumstances.

Series C Offer Settlement Date	The settlement date in respect of Series C Preferred Stock validly surrendered and accepted for exchange in the Series C Offer will occur at the closing of the Series C Offer. We expect the closing to be within three business days after the Expiration Date.

Fractional Shares in the Series C Offer	Fractional shares of Common Stock will not be tendered in exchange for Series C Preferred Stock. Instead, each Series C Holder who otherwise would have been entitled to receive a fraction of a share of the Company’s Common Stock will receive an amount in cash equal to the product obtained by multiplying the fractional share interest to which such Series C Holder would otherwise be entitled by the Common Stock’s average closing price over the 10-day period preceding the Expiration Date.

Partial Tenders in the Series C Offer	We will not accept partial tender of a Series C Holder’s shares of Series C Preferred Stock.

Withdrawal Rights in the Series C Offer	The tender of shares of Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation is irrevocable, except that shares of Series C Preferred Stock tendered pursuant to the Series C Offer and Consent Solicitation may be withdrawn at any time prior to the Expiration Date, and after [ • ], 2011 for any tendered shares of Series C Preferred Stock not yet accepted for payment by that date.

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the Letter of Transmittal and must specify the name, address and social security number of the person having tendered the shares of Series C Preferred Stock to be withdrawn, the certificate number or numbers for such shares and the name of the registered holder, if different from that of the person who tendered such shares of Series C Preferred Stock. See “The Series C Offer and Consent Solicitation — Withdrawal Rights.”

Effect of the Completed Series C Offer on Non-Tendered Series C Preferred Stock	If the Series C Offer closes, all shares of Series C Preferred Stock that are not tendered in the Series C Offer and Consent Solicitation will be automatically converted into the right to receive, pro rata per share of Series C Preferred Stock that remain outstanding, the cash and Common Stock remaining from the Offer Consideration after the Series C Offer closes (the “Remainder Consideration”). Holders of these rights will be able to receive their applicable share of the Remainder Consideration as soon as reasonably practicable after, but no sooner than 11 business days after and no later than 180 calendar days after, the closing of the Series C Offer. A Series C Holder who does not participate in the Series C Offer will have no control over the approximate mix of cash and Common Stock he, she or it will receive, though it is likely that he, she or it will receive the Stock-Only Option for some of his, her or its shares and the Cash-and-Stock Option for the other shares.

Voting Agreement	Howard M. Amster and Barry A. Igdaloff and the Company have entered into a voting agreement, dated December 10, 2010, in which Messrs. Amster and Igdaloff have agreed to be present, in person or by proxy, at each and every stockholder meeting of the Company as part of the Series C Offer, and to vote or consent, or cause to be voted or consented, all shares of Series C Preferred Stock owned or controlled directly or indirectly Messrs. Amster and Igdaloff in favor of any proposal that receives the recommendation of the Board of Directors (the “Voting Agreement”).

Interest of Certain Persons in the Series C Offer and Consent Solicitation	Messrs. Amster and Igdaloff are directors of the Company who were elected to serve on the Board of Directors by the Series C Holders. Mr. Amster owns 172,366 shares of Series C Preferred Stock and is the trustee of two trusts which own 46,400 shares of Series C Preferred Stock, collectively. Mr. Igdaloff owns

207,649 shares of Series C Preferred Stock, and as a registered investment advisor, he controls an additional 100,125 shares.

Messrs. Amster and Igdaloff did not serve on the Special Committee (defined below) of the Board of Directors which considered the Recapitalization, including the Series C Offer.

Messrs. Amster and Igdaloff will be entitled to participate in the Series C Offer and Consent Solicitation on the same terms as are being offered to other Series C Holders. Including the shares in trust for which Mr. Amster is the trustee, Messrs. Amster and Igdaloff will have the power to vote 426,415 shares of Preferred C Stock, or 14.26% of the outstanding Series C Preferred Stock. Further, Messrs. Amster and Igdaloff are both parties to the Voting Agreement, pursuant to which the Company agreed to include Messrs. Amster and Igdaloff on the management’s proposed slate of directors presented to the Company stockholders at the following annual stockholders’ meeting.

In accordance with the Voting Agreement, Messrs. Amster and Igdaloff have agreed to vote “for” all the Proposals, and will consent to the Series C Offer and the Series D Exchange. Further, Messrs. Amster and Igdaloff have both indicated that they will tender all of their Series C Preferred Stock and will elect the Stock-Only Option in exchange for their shares. The reason for the aforementioned actions is that Messrs. Amster and Igdaloff believe that the Series C Offer is in the best interest of the Company because, if it closes, it will improve the Company’s capital structure and eliminate the accrued and unpaid dividends on the Series C Preferred Stock, as described in greater detail in the section titled “Background of the Recapitalization.” Further, Messrs. Amster and Igdaloff believe that their participation in the Series C Offer is in the best interest of each director because they have the opportunity to select their Consideration Option and each such director wants to receive as much of the Company’s Common Stock in exchange for their Series C Preferred Stock as they are eligible to receive.

As part of the Series C Offer and Consent Solicitation, and one of the Amendments to the charter contemplated by a Proposal to be considered at the meeting, Messrs. Amster and Igdaloff will not automatically continue to serve on the Board beyond the 2011 Annual Stockholder Meeting. For more information regarding the Board service of Messrs. Amster and Igdaloff, see “Directors, Executive Officers and Control Persons — Series C Directors.”

Consent Solicitation	As part of the Series C Offer, the Company is soliciting the consent of Series C Holders to the Series C Offer and the Series D Exchange. Consent must be received from holders of at least two-thirds of the outstanding Series C Preferred Stock to effectuate the Series C Offer and the Series D Exchange. Series C Holders are required to deliver consents to participate in the Series C Offer, and Series C Holders are not required to deliver consents unless they surrender their Series C Preferred Stock for exchange in the Series C Offer.

Trading and Related Matters	The Common Stock issuable pursuant to the Series C Offer is being registered under the Securities Act, and will be freely tradable, except by our affiliates. The Common Stock issuable pursuant to the Series D Exchange will not be registered under the Securities Act as part of the Series D Exchange, but the Company and the Series D Holders will enter in a registration rights agreement for the newly-issued Common Stock after the Series D Exchange closes.

Differences in Rights of Our Common Stock, Series C Preferred Stock and Series D Preferred Stock	The Common Stock, Series C Preferred Stock and Series D Preferred Stock have different rights. For more information about these differences, see “The Series C Offer and Consent Solicitation — Differences in Rights of Our Common Stock and Series C Preferred Stock” and “The Series D Exchange — Differences in Rights of Our Common Stock and Series D Preferred Stock.”

Market Price Information	The last reported sale price of shares of Common Stock as quoted by Pink OTC Markets’ inter-dealer quotation service on [ • ], 2011, was $[ • ]. The last reported sale price of shares of Series C Preferred Stock as quoted by Pink OTC Markets’ inter-dealer quotation service on [ • ], 2011, was $[ • ]. The Series D Preferred Stock is privately held and no Series D Preferred Stock purchases have occurred since 2007.

Material U.S. Federal Income Tax Considerations	As discussed below under “Material United States Federal Income Tax Considerations,” there will be no tax consequences to you because, as a holder of Common Stock, you will not have an opportunity to participate in the Series C Offer or Series D Exchange, except to the extent you also hold Series C Preferred Stock or Series D Preferred Stock.

Plans and Proposals	Other than the Series C Offer and the Series D Exchange, we do not have any plans, proposals or negotiations that would result in any material change in our corporate structure or business, nor do we have any plans, proposals or negotiations which would relate to or result in our Common Stock becoming eligible for termination of registration under Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Exchange Agent for the Series C Offer	Computershare Trust Company, N.A.

Transfer Agent for the Series C Offer	Computershare Trust Company, N.A.

Information Agent for the Series C Offer	Georgeson Inc.

Regulatory Approvals	We are not aware of any other material regulatory approvals necessary to complete the Recapitalization, other than the obligation to file a Schedule TO/13E-3 with the SEC, to file a registration statement on Form S-4 with the SEC, and to otherwise comply with applicable securities laws to complete the Series C Offer.

Appraisal Rights and Right to Petition for Fair Value	The holders of Common Stock, Series C Holders and the Series D Holders will not have appraisal rights, or any contract right to petition for fair value, with respect to any matter to be acted upon at the special meeting. The Company will not independently provide such a right.

Further Information	If you have questions regarding the 2011 special meeting of stockholders, please contact:

Georgeson Inc. 199 Water Street 26th Floor New York, NY 10038-3560 Banks and Brokers Call (212) 440-9800 All Others Call Toll-Free (866) 695-6074

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, SERIES C OFFER, SERIES D EXCHANGE AND CONSENT SOLICITATION

Q:	WHY DOES THIS PROXY STATEMENT INCLUDE DETAILED INFORMATION ABOUT THE SERIES C OFFER, SERIES D EXCHANGE AND CONSENT SOLICITATION WHEN COMMON STOCK HOLDERS CANNOT PARTICIPATE IN ANY OF THESE TRANSACTIONS?

A:	As a holder of Common Stock, you will not be asked to consent to the Series C Offer or the Series D Exchange, nor will you be able to participate in the Series C Offer or the Series D Exchange, except to the extent that you also hold Series C Preferred Stock or Series D Preferred Stock. However, because the Series C Offer and the Series D Exchange will involve the new issuance of 80,985,200 shares of Common Stock if the transactions close, and because the amount of capital stock authorized and unissued is not sufficient to cover the number of shares to be issued as part of the Series C Offer and the Series D Exchange, the Company is seeking the approval to increase the authorized shares of capital stock from 50,000,000 to 120,000,000 in Proposal 3 (defined below). As a holder of Common Stock, you are entitled to vote on the Proposals, including Proposal 3. To ensure that you have the necessary information to make an informed decision when voting on Proposal 3 and the other Proposals, and because of relevant rules of the SEC that entitled you to receive certain information regarding the transactions, we are providing you with the information contained in this proxy statement regarding the Series C Offer, the Series D Exchange and the Consent Solicitation.

Q:	WHY IS THE COMPANY PROPOSING TO RECAPITALIZE THE SERIES C PREFERRED STOCK AND SERIES D PREFERRED STOCK?

A:	The Series C Offer and the Series D Exchange are part of our Recapitalization to improve our capital structure. The Series C Preferred Stock was issued with an annual dividend equivalent to 8.9% and the Series D Preferred Stock was issued with an annual dividend equivalent to 9.0%. We have failed to make all dividend payments on the Series C Preferred Stock and Series D Preferred Stock since October 2007. Because we have not made all required dividend payments on the Series D Preferred Stock, the dividend rate increased to 13.0%, retroactive and compounded to the beginning of the first quarter in which the dividends were not paid. The unpaid dividends continue to accrue and have resulted in the large increase in unpaid dividends recorded in our consolidated balance sheets of $55.9 million as of April 15, 2011. Further, the aggregate liquidating preference of the Series C Preferred Stock and the Series D Preferred Stock, which does not include the accrued and unpaid dividends, is $74.8 million and $52.5 million, respectively as of April 15, 2011. Therefore, the aggregate obligation relating to the preferred stock as of April 15, 2011 was $183.2 million. All accrued and unpaid dividends on our preferred stock must be paid prior to any payments of dividends or other distributions on our Common Stock, and this Recapitalization would have the result of removing this dividend priority favoring the preferred stock. If the Series C Offer and Series D Exchange are consummated, approximately $23.6 million in accrued and unpaid dividends on the Series C Preferred Stock and $32.3 million of accrued and unpaid dividends on the Series D Preferred Stock (through April 15, 2011) will be eliminated, and no further dividends on such preferred stock will accrue. Further, our obligation to pay the aggregate liquidating preference of the Series C Preferred Stock and the Series D Preferred Stock would be eliminated as well.

Q:	WHY IS THE COMPANY CALLING A SPECIAL MEETING?

A:	The Board of Directors is calling this special meeting in connection with our Recapitalization involving the Series C Offer and Series D Exchange, together with a consent solicitation seeking consents to effectuate the Series C Offer and the Series D Exchange. One condition to both the Series C Offer and the Series D Exchange is that the five Proposals to be considered at the special meeting be approved by the requisite vote of our stockholders entitled to vote on each Proposal.

Q:	WHEN DOES THE COMPANY EXPECT TO COMPLETE THE SERIES C OFFER AND SERIES D EXCHANGE?

A:	The Company expects to complete the Series C Offer and Series D Exchange during the second quarter of 2011.

Q:	WHAT IF ANY OR ALL OF THE PROPOSALS DO NOT PASS?

A:	If any or all of the Proposals do not pass, the Series C Offer and the Series D Exchange will not close and the Company charter will not be amended to reflect the Amendments. Thus, the accrued and unpaid dividends on the Series C Preferred Stock and the accrued and unpaid dividends on the Series D Preferred Stock will remain owed to the Series C Holders and Series D Holders, respectively. Further, dividends on such preferred stock will continue to accrue and our obligation to pay the aggregate liquidating preference of the Series C Preferred Stock and the Series D Preferred Stock would not be eliminated. See our answer to “Why is the Company proposing to recapitalize the Series C Preferred Stock and Series D Preferred Stock?” above.

Q:	WHAT IF YOU DO NOT VOTE?

A:	If you do not vote on the Proposals, your non-vote will be treated like a vote against the Proposals. Each Proposal, in addition to a separately required approval by the Series C Holders or Series D Holders (or both), must be approved by an affirmative vote of a majority of all shares entitled to vote at the special meeting on each Proposal.

In order for the Proposals to pass, even if 100% of the Series C Holders and Series D Holders vote to approve the Proposals on which they are entitled to vote, the Proposals will require support of some of the holders of Common Stock to pass. In such case, the holders of 2,251,527 shares of Common Stock (or 24.03% of the outstanding shares of Common Stock) must vote to approve Proposal 1, Proposals 4 and Proposal 5 (each defined below) and the holders of 3,746,527 shares of Common Stock (or 39.99% of the outstanding shares of Common Stock) must vote to approve Proposal 2 and Proposal 3 (each defined below) for each of the Proposals to pass, and thus, to effectuate the Recapitalization.

Q:	HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE?

A:	The Board of Directors recommends that the holders of Common Stock vote “for” each of the Proposals.

Q:	DO I HAVE ANY APPRAISAL RIGHTS IN CONNECTION WITH THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?

A:	No. You will not have appraisal rights, or any contract right to petition for fair value, with respect to any matter to be acted upon at the special meeting. We will not independently provide such a right.

Q:	WHICH PROPOSALS WILL I BE ENTITLED TO VOTE ON AS A HOLDER OF COMMON STOCK?

A:	As a holder of Common Stock, you will be entitled to vote on all business properly brought before the special meeting, including Proposal 1 (to amend the charter of the Company to eliminate the Series C Preferred Stock), Proposal 2 (to amend the charter of the Company to eliminate the Series D Preferred Stock), Proposal 3 (to amend the charter of the Company to increase the number of authorized shares of capital stock of the Company from 50,000,000 to 120,000,000), Proposal 4 (to amend the charter of the Company to preserve the Company’s net operating loss carryforwards) and Proposal 5 (to amend the charter of the Company to incorporate certain technical amendments, to approve the amendment and restatement of the charter and to remove provisions previously required by our former status as a real estate investment trust).

Q:	WHO CAN I CONTACT TO REQUEST ANOTHER COPY OF THE PROXY STATEMENT?

A:	You can contact the information agent engaged for Series C Offer and Consent Solicitation at:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll-Free (866) 695-6074

Q:	WHO CAN I CONTACT WITH QUESTIONS ABOUT THE SPECIAL MEETING?

A:	You can contact the proxy solicitor engaged for this proxy solicitation at:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll-Free (866) 695-6074

THE SPECIAL MEETING
To Be Held June 23, 2011

To Our Stockholders:

The Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the special meeting of stockholders to be held on [ • ], [ • ], 2011 at 10:00 a.m., Central Time, at the Hyatt Regency Crown Center Hotel, 2345 McGee Street, Kansas City, MO 64108. This proxy statement, the accompanying proxy card and the notice of special meeting are being provided to holders of the Common Stock beginning on or about [ • ], 2011.

Proposals to Be Considered at the Special Meeting

The following proposals will be presented to the stockholders entitled to vote thereon for consideration at the special meeting:

•	to approve an amendment to the charter of the Company to eliminate the Series C Preferred Stock (“Proposal 1”);

•	to approve an amendment to the charter of the Company to eliminate the Series D Preferred Stock (“Proposal 2”);

•	to approve an amendment to the charter of the Company to increase the number of authorized shares of capital stock of the Company from 50,000,000 to 120,000,000 (“Proposal 3”);

•	to approve an amendment to the charter of the Company to preserve the Company’s NOLs (“Proposal 4”);

•	to approve certain technical amendments to the charter of the Company in connection with the other Proposals, to approve the amendment and restatement of the charter and to remove provisions previously required by the Company’s former status as a real estate investment trust (“Proposal 5”); and

•	to transact such other business as may properly come before the special meeting and any postponement or adjournment thereof.

Collectively, these proposals will be referred to herein as the “Proposals.” The amendments to be approved in the Proposals are referred to herein as the “Amendments.”

As described in the subsections titled “Record Date and Voting Rights,” “Voting of Proxies” and “Quorum and Votes Required for Approval of Proposals” below, as a holder of Common Stock you will be entitled to vote on all business properly brought before the special meeting, including all of the Proposals.

Reasons for the Special Meeting and Consideration of the Proposals

As described below in the “Background of the Recapitalization” subsection of this proxy statement, the Company’s offer to exchange all of the outstanding Series C Preferred Stock for an aggregate of 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) (the “Series C Offer”) and the Company’s agreement with the holders of the Series D Preferred Stock to exchange all of the outstanding Series D Preferred Stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash (the “Series D Exchange”), are part of the Company’s Recapitalization to improve the Company’s capital structure. If the Series C Offer and Series D Exchange are consummated, approximately $23.6 million in accrued and unpaid dividends on the Series C Preferred Stock and $32.3 million of accrued and unpaid dividends on the Series D Preferred Stock (through April 15, 2011) will be eliminated, and no further dividends on such preferred stock will accrue. Further, the obligation to pay the aggregate liquidating preference would be eliminated as well.

In order to properly effectuate the Series C Offer and the Series D Exchange, the five Proposals to be considered at the special meeting must be approved by the Company’s stockholders entitled to vote on each Proposal. See “Proposal 1 — Charter Amendment to Eliminate the Series C Preferred Stock,” “Proposal 2 —

Charter Amendment to Eliminate the Series D Preferred Stock,” “Proposal 3 — Charter Amendment to Increase the Number of Authorized Shares of Capital Stock of the Company,” “Proposal 4 — Charter Amendment to Preserve the Company’s Net Operating Loss Carryforwards” and “Proposal 5 — Technical Charter Amendments in Connection with the Other Proposals to Approve the Amendment and Restatement to the Charter and to Remove Provisions Previously Required by the Company’s Former Status as a Real Estate Investment Trust” for the full description of the reasons for and effects of each Proposal.

Record Date and Voting Rights

Holders of Common Stock at the close of business on April 7, 2011 (the “Record Date”) are entitled to notice of, and to vote on any business properly brought before, the special meeting, including Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. On the Record Date, 9,368,053 shares of Common Stock were outstanding. This proxy statement only solicits proxies from the holders of Common Stock.

The Series D Holders at the close of business on the Record Date, are entitled to notice of, and to vote on any business properly brought before, the special meeting, including Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. On the Record Date, 2,100,000 shares of Series D Preferred Stock were outstanding.

Our Series C Preferred Stock is generally deemed a non-voting security. However, as provided in the Articles Supplementary to the charter governing the Series C Preferred Stock, the Series C Holders are entitled to vote their shares of Series C Preferred Stock on limited items that may affect their rights. The Series C Holders at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting on Proposal 1, Proposal 4 and Proposal 5. As of the Record Date, there were 2,990,000 shares of Series C Preferred Stock outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date. Each Series C Holder is entitled to one vote for each share of Series C Preferred Stock held as of the Record Date. Each Series D Holder is entitled to one vote for each share of Common Stock into which the Series D Preferred Stock held as of the Record Date is convertible, in the aggregate. The outstanding Series D Preferred Stock is convertible into 1,875,000 shares of Common Stock, in the aggregate. Further, on each of the Proposals, a separate approval by the holders of at least two-thirds of the Company’s outstanding Series C Preferred Stock or Series D Preferred Stock, or both classes, is required. Consequently, the aggregate number of votes entitled to be cast at the special meeting and any additional separate approvals of the Series C Holders or Series D Holders is as follows:

		Series C Holder	Series D Holder
		Separate Approval (2/3	Separate Approval (2/3
	Aggregate Votes Entitled	Affirmative Vote of all	Affirmative Vote of all
	to be Cast (Majority	Outstanding Series C	Outstanding Series D
	Holder Threshold)	Preferred Stock)	Preferred Stock)

Proposal 1	14,233,053	Yes	No
Proposal 2	11,243,053	No	Yes
Proposal 3	11,243,053	No	Yes
Proposal 4	14,233,053	Yes	Yes
Proposal 5	14,233,053	Yes	Yes

Voting of Proxies

If you are not planning on attending the special meeting to vote your shares in person, your shares of Common Stock cannot be voted until either a signed proxy card is returned to the Company or voting instructions are submitted by using the Internet or by calling a specifically designated telephone number. To give the Company the power to vote your shares of Common Stock at the special meeting, the proxy card that accompanies this proxy statement should be returned to the Company in the enclosed return envelope. Specific instructions for holders of record of Common Stock who wish to use the Internet or telephone voting procedures are set forth on the proxy card.

Shares of Common Stock represented by properly executed proxies received in time for the special meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy:

•	Shares of Common Stock will be voted FOR the approval of the amendment to the charter of the Company to eliminate the Series C Preferred Stock;

•	Shares of Common Stock will be voted FOR the approval of the amendment to the charter of the Company to eliminate the Series D Preferred Stock;

•	Shares of Common Stock will be voted FOR the approval of the amendment to the charter to increase the number of authorized shares of capital stock of the Company from 50,000,000 to 120,000,000;

•	Shares of Common Stock will be voted FOR the approval of the amendment to the charter to preserve the Company’s NOLs; and

•	Shares of Common Stock will be voted FOR the approval of certain technical amendments to the charter in connection with the other Proposals, to approve the amendment and restatement of the charter and to remove provisions previously required by the Company’s former status as a real estate investment trust.

The Board of Directors recommends that the holders of Common Stock vote “for” each of the Proposals. The management and the Board know of no matters to be brought before the special meeting other than as set forth herein. To date, the Company has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is properly presented to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

The giving of your proxy does not preclude your right to vote in person should you so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Corporate Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the special meeting and voting in person.

Broker Non-Votes

If the Common Stock shares you own are held in “street name” by a bank, brokerage firm or other nominee, your nominee, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your nominee provides to you. If you do not give instructions to your nominee, your nominee will not have discretionary authority to vote your shares of Common Stock on any of the Proposals and a broker non-vote will result.

Because the required vote for approval on each Proposal is based on all shares entitled to vote on each at the special meeting, a broker non-vote will act as a vote “against” the Proposal(s) for which you do not give instructions.

Quorum and Votes Required for Approval of Proposals

The presence, in person or by proxy, of stockholders entitled to cast a majority of all of the votes entitled to be cast (including the Series D Preferred Stock on an as-converted into Common Stock basis) constitutes a quorum for the transaction of business at the special meeting. Both abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Because there were 14,233,053 eligible votes as of the record date, we will need at least 7,116,527 votes present in person or by proxy at the special meeting for a quorum to exist.

Proposal 1:  The affirmative vote of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock, the

Series C Holders and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series C Preferred Stock entitled to vote is required to approve the amendment to the charter to eliminate the Series C Preferred Stock.

Proposal 2:  The affirmative vote of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock entitled to vote is required to approve the amendment to the charter to eliminate the Series D Preferred Stock.

Proposal 3:  The affirmative vote of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock entitled to vote is required to approve the amendment to the charter to increase the number of authorized shares of capital stock of the Company.

Proposal 4:  The affirmative vote of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock, the Series C Holders and the Series D Holders, the affirmative vote of the holders of at least two-thirds of all Series C Preferred Stock entitled to vote, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock entitled to vote is required to approve the amendment to the charter to preserve the Company’s NOLs.

Proposal 5:  The affirmative vote of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock, the Series C Holders and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series C Preferred Stock entitled to vote, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock entitled to vote is required to approve certain technical amendments in connection with the other Proposals and to remove provisions previously required by the Company’s former status as a real estate investment trust.

For purposes of all five Proposals, abstentions will have the same effect as a vote against the Proposals.

Appraisal Rights and the Right to Petition for Fair Value

No Company stockholder will have appraisal rights with respect to any matter to be acted upon at the special meeting.

Further, no Company stockholder will have any contract right to petition for fair value with respect to any matter to be acted upon at the special meeting. The Company will not independently provide such a right. Under Section 3-202(a)(4) of the Maryland General Corporation Law (the “MGCL”), stockholders generally have the right to petition for fair value when the charter is amended in a way that substantially affects the stockholders’ rights and alters the contract rights as expressly set forth in the charter. However, Section 3-202(a)(4) of the MGCL provides an exception from this general rule when the charter reserves the power to amend the charter to alter contract rights. Article XV of the Company’s current charter expressly reserves the power to amend the charter to alter the contract rights of existing stockholders.

Voting by Shares Held in the 401(k) Plan

If you participate in the NovaStar Financial, Inc. 401(k) plan and your account has investments in shares of the Company’s Common Stock, you must provide voting instructions to the plan trustee (either via the proxy card or by Internet or telephone) no later than 11:59 p.m., Eastern Time, on [ • ], 2011 in order for your shares to be voted as you instruct. If no voting instructions are received by the plan trustee, your 401(k) shares will be voted by the plan administrator for each of the Proposals. Your voting instructions will be held in strict confidence.

Interest of Certain Persons in Matters to be Acted Upon at the Special Meeting

Pursuant to the Articles Supplementary to the Company’s charter, whenever dividends on the Series C Preferred Stock are in arrears for six or more quarters (whether or not consecutive) the Series C Holders have the right to elect two additional directors to the Board of Directors. Because dividends on the Series C Preferred Stock were in arrears for six or more quarters as of the 2009 Annual Stockholders’ Meeting, two directors, Howard Amster and Barry Igdaloff, were elected at that meeting to serve on the Board of Directors by the Series C Holders.

As part of the Series C Offer and Consent Solicitation, and the Amendment contemplated by a Proposal 1, Messrs. Amster and Igdaloff will not automatically continue to serve on the Board beyond the special meeting. However, under the Voting Agreement, the Company and Messrs. Amster and Igdaloff have mutually agreed that following a successful conclusion to the Series C Offer, the Company will use its reasonable best efforts to expand the Board of Directors by two positions and appoint Messrs. Amster and Igdaloff to fill the newly-created positions. Moreover, at the next annual meeting of stockholders of the Company occurring after the completion of the Series C Offer, the Company will use its reasonable best efforts to nominate Messrs. Amster and Igdaloff to three-year terms as directors of the Board of Directors and Messrs. Amster and Igdaloff will accept such nominations. For more information regarding the structure of the Board of Directors upon filing the revised charter and the service of Messrs. Amster and Igdaloff on the Board of Directors, see “Directors, Executive Officers and Control Persons — Classified Directors” and ‘‘— Series C Directors,” respectively.

Messrs. Amster and Igdaloff did not serve on the Special Committee (defined below) of the Board of Directors which considered the Recapitalization, including the Series C Offer.

Mr. Amster owns 172,366 shares of Series C Preferred Stock and is the trustee of two trusts which own 46,400 shares of Series C Preferred Stock, collectively. Mr. Igdaloff owns 207,649 shares of Series C Preferred Stock, and as a registered investment advisor, he controls an additional 100,125 shares.

Messrs. Amster and Igdaloff will be entitled to participate in the Series C Offer and Consent Solicitation on the same terms as are being offered to other Series C Holders and will vote their Series C Preferred Stock at the special meeting. In accordance with a Voting Agreement with the Company, Messrs. Amster and Igdaloff have agreed to vote “for” all the Proposals, and will consent to the Series C Offer and Series D Exchange.

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by the Company. Proxy solicitations will be made by mail and also may be made by personal interview, telephone, facsimile transmission and telegram. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. The Company has engaged Georgeson Inc. to solicit votes from all stockholders entitled to vote at the special meeting. The Company entered into an agreement with Georgeson Inc. for such services on December 10, 2010. Under this agreement, Georgeson Inc. will provide standard proxy solicitor and information agent duties, including, but not limited to, the solicitation of votes, communication with the Company as to vote updates and communication with the vote tabulator, for a fee payble to Georgeson Inc. of $15,000 and the reimbursement of any proxy solicitation-related expenses.

Proxy Solicitor

We have engaged Georgeson Inc. to act as the proxy solicitor for this proxy solicitation. If you have questions regarding the proxy solicitation, please contact Georgeson Inc. at:

199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call (212) 440-9800
All Others Call Toll-Free (866) 695-6074

PROPOSAL 1 — CHARTER AMENDMENT TO ELIMINATE THE SERIES C PREFERRED STOCK

General

In connection with the Series C Offer, the Company has determined to amend its charter to eliminate the Series C Preferred Stock and the applicable Series C Preferred Stock Articles Supplementary. The proposed Articles of Amendment and Restatement attached to this proxy statement as Appendix A implement such an amendment by deleting from the Company’s existing charter all references and the terms applicable to the Series C Preferred Stock but for conversion mechanics applicable to any shares Series C Preferred Stock that are not tendered in the Series C Offer. Such residual shares of Series C Preferred Stock will be converted into the residual pro rata share of cash and Common Stock remaining after completion of the Series C Offer. The following description, which summarizes the amendment to the Company’s charter to eliminate the Series C Preferred Stock and applicable Series C Preferred Stock Articles Supplementary, is qualified in its entirety by reference to the proposed Articles of Amendment and Restatement attached to this proxy statement as Appendix A.

The Series C Offer and the other transactions described herein, including the Amendment and Restatement of the Company’s charter, will not occur if the charter amendment to eliminate the Series C Preferred Stock is not approved at the special meeting.

Elimination of Series C Preferred Stock

If the Series C Offer and transactions contemplated thereby are approved and effected, the holders of Series C Preferred Stock electing to tender in the Series C Offer will exchange their shares of Series C Preferred Stock for 3 shares of newly-issued Common Stock and $2.00 in cash (the “Cash-and-Stock Option”) or 19 shares of newly-issued Common Stock (the “Stock-Only Option”). The actual mix of cash and Common Stock a Series C Holder will receive upon tender may be adjusted according to the number of other Series C Holders who elect the Cash-and-Stock Option and the number of other Series C Holders who elect the Stock-Only Option.

Immediately following the completion of the Series C Offer, upon the effectiveness of the Articles of Amendment and Restatement, and without further action on the part of the Company or its stockholders, all shares of Series C Preferred Stock not tendered for exchange will be automatically converted into the right to receive the sum of “A” dollars plus “B” shares of Common Stock (the “Remainder Consideration”), according to the following calculation:

A = $1,623,000 — ($2.00 * X)

B = 43,823,600 — (19 * Y)

Where “X” equals the number of shares of Series C Preferred Stock whose holders elect the Cash-and-Stock Option that are tendered for exchange in the Series C Offer, but in any event no more than 811,650.

Where “Y” equals the number of shares of Series C Preferred Stock whose holders elect the Stock-Only Option that are tendered for exchange in the Series C Offer, but in any event no more than 2,178,350.

Each share of Series C Preferred Stock not tendered for exchange will be automatically converted into the right to receive its pro rata share of the Remainder Consideration. Holders of these rights will be able to receive their applicable share of the Remainder Consideration as soon as reasonably practicable after, but no sooner than 11 business days after and no later than 180 calendar days after, the closing of the Series C Offer.

The terms of the Series C Preferred Stock are described under “Description of Securities — Series C Preferred Stock.” The terms of the Common Stock are described under “Description of Securities — Common Stock.” The Series C Preferred Stock and Common Stock have different rights. For more information about these differences, see “The Series C Offer and Consent Solicitation — Differences in Rights of Our Common Stock and Series C Preferred Stock.”

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the special meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative vote of the holders of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock, the Series C Holders and the Series D Holders, and the affirmative vote of the holders of least two-thirds of all Series C Preferred Stock is required to approve the amendment to the charter to modify the terms of the Series C Preferred Stock.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that the amendment to the Company’s charter to eliminate the Series C Preferred Stock is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors recommends that its stockholders vote in favor of the articles amendment to the Company’s charter to eliminate the Series C Preferred Stock.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
THE CHARTER AMENDMENT TO ELIMINATE THE SERIES C PREFERRED STOCK

PROPOSAL 2 — CHARTER AMENDMENT TO ELIMINATE THE SERIES D PREFERRED STOCK

General

In connection with the Series D Exchange, the Company has determined to amend its charter to eliminate the Series D Preferred Stock and the applicable Series D Preferred Stock Articles Supplementary. The proposed Articles of Amendment and Restatement attached to this proxy statement as Appendix A implement such an amendment by deleting from the Company’s existing charter all references and the terms applicable to the Series D Preferred Stock. The following description, which summarizes the amendment to the Company’s charter to eliminate the Series D Preferred Stock and applicable Series D Preferred Stock Articles Supplementary, is qualified in its entirety by reference to the proposed Articles of Amendment and Restatement attached to this proxy statement as Appendix A.

The Series D Exchange and the other transactions described herein, including the Amendment and Restatement of the Company’s charter, will not occur if the charter amendment to eliminate the Series D Preferred Stock is not approved at the special meeting.

Elimination of Series D Preferred Stock

If the Series D Exchange and transactions contemplated thereby are approved and effected, the holders of Series D Preferred Stock will exchange all issued and outstanding shares of the Series D Preferred Stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash. Under the Exchange Agreement, at the completion of the Series C Offer, the Series D Holders, collectively, shall tender to the Company all 2,100,000 shares of issued and outstanding Series D Preferred Stock and receive an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash. After the Series D Exchange, there will be no more issued or outstanding shares of Series D Preferred Stock. If each of the Proposals is approved by Company’s stockholders, the Company will file the Company’s Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland to eliminate both the Series C Preferred Stock and the Series D Preferred Stock from the Company’s charter.

The terms of the Series D Preferred Stock are described under “Description of Securities — Series D Preferred Stock.” The terms of the Common Stock are described under “Description of Securities — Common Stock.” The Series D Preferred Stock and Common Stock have different rights. For more information about these differences, see “The Series D Exchange — Differences in Rights of Our Common Stock and Series D Preferred Stock.”

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the special meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative vote of the holders of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock is required to approve the amendment to the charter to eliminate the terms of the Series D Preferred Stock.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that the amendment to the Company’s charter to eliminate the Series D Preferred Stock is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors recommends that stockholders vote in favor of the articles amendment to the Company’s charter to eliminate the Series D Preferred Stock.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
THE CHARTER AMENDMENT TO ELIMINATE THE SERIES D PREFERRED STOCK

PROPOSAL 3 — CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF CAPITAL STOCK OF THE COMPANY

General

In order to issue the number of shares of Common Stock called for under the Series C Offer and the Series D Exchange, the Company’s charter must be amended to increase the authorized capital stock. The proposed Articles of Amendment and Restatement include such an amendment. The following description, which summarizes the amendment to the Company’s charter to change the authorized capital stock, is qualified in its entirety by reference to the proposed Articles of Amendment and Restatement attached to this proxy statement as Appendix A. Your attention is directed to the Articles of Amendment and Restatement, generally, and Article Five thereof, specifically.

The Series C Offer, the Series D Exchange and the other transactions described herein, including the Amendment and Restatement of the Company’s charter, will not occur if the charter amendment to increase the number of authorized shares of capital stock of the Company is not approved at the special meeting.

Changes to Authorized Capital Stock

If approved, the amendment to the Company’s charter to change its authorized capital stock will provide that following the filing of the Company’s Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland, the Company will be authorized to issue an aggregate of 120,000,000 shares of capital stock, par value $0.01 per share, all of which initially will be classified as Common Stock. The Board of Directors will, however, continue to have the right to classify or reclassify any authorized but unissued shares of capital stock.

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the special meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative vote of the holders of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock is required to approve the amendment to the charter to increase the number of authorized shares of capital stock of the Company.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that the amendment to the Company’s charter to increase the number of authorized shares of capital stock of the Company is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors recommends that stockholders vote in favor of the articles amendment to the Company’s the charter to increase the number of authorized shares of capital stock of the Company.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
THE CHARTER AMENDMENT TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY

PROPOSAL 4 — CHARTER AMENDMENT TO PRESERVE THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS

Description of the Acquisition Restrictions

The following is a brief summary of the acquisition restrictions, which are contained in Article Ten of the Company’s proposed Articles of Amendment and Restatement, a copy of which is attached as Appendix A to this document and is incorporated herein by reference. You are urged to read the full text of the acquisition restrictions.

The Series C Offer, the Series D Exchange and the other transactions described herein will not occur if this proposal to approve the acquisition restrictions is not approved at the special meeting.

The proposed acquisition restrictions would generally apply until the date that is 36 months and one day after completion of the Series C Offer (or earlier, if the Company’s Board of Directors in good faith determines that the acquisition restrictions are no longer in the best interests of the Company and its stockholders, which date is referred to as the “restriction release date”). Any attempted direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, whether voluntary or involuntary, and whether by operation of law or otherwise, by any person other than the Company of the Company’s Common Stock or any other securities that would be treated as the Company’s “stock” under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the applicable regulations to a person or group of persons who own, or who would own as a result of such transfer, 5% or more (by value) of the Company’s stock would be restricted. Thus, the restrictions also restrict any attempted transfer of stock that would result in the identification of a new 5-percent stockholder of the Company, as determined under the Code and applicable regulations; this would include, among other things, an attempted acquisition of Company stock by an existing 5-percent stockholder. For these purposes, numerous rules of attribution, aggregation and calculation prescribed under the Code (and applicable treasury regulations) will be applied in determining whether the 5% threshold has been met and whether a group exists. The acquisition restrictions may also apply in certain cases to proscribe the creation or transfer of various “options,” which are broadly defined, in respect of the Company stock to the extent, generally, that exercise of the option would result in a proscribed level of Company stock ownership. As previously stated, the Board of Directors may waive the acquisition restrictions, and acquisitions of Company stock directly from the Company, whether by way of option exercise or otherwise, are not subject to the acquisition restrictions.

Generally, the restrictions are imposed only with respect to the number of shares of Company stock, or options with respect to Company stock, purportedly transferred in excess of the threshold established in the acquisition restrictions, which is referred to in this document as the “excess stock.” In any event, the restrictions would not prevent a valid transfer if either the transferor or the purported transferee obtains the approval of the Board of Directors. In deciding whether to approve any proposed transfer, the Board of Directors would consider whether the transfer would result in the application of any limitations under Section 382 of the Code by the Company of its NOLs and other tax attributes.

If the proposal is approved, the acquisition restrictions would remain in effect until the restriction release date, unless Article Ten of the Company’s charter is otherwise amended to remove the restrictions in accordance with the provisions of Maryland law and the Company’s charter.

The acquisition restrictions will not apply to the following:

•	any transaction directly with the Company, including pursuant to the exercise of outstanding options or warrants;

•	any tender or exchange offers for all of the Company’s stock made pursuant to the applicable rules and regulations of the Exchange Act, for any or all outstanding stock in which a majority of each class of the outstanding stock has been validly tendered and not withdrawn and in which offer the offeror or an affiliate thereof has committed to consummate a merger with the Company in which all of the stock not so acquired in such offer is (subject to any applicable dissenters’ rights) converted into the same type and amount of consideration paid for stock accepted in such tender or exchange offer; or

•	any transaction approved in advance by the Board of Directors.

Any person permitted to acquire or own 5% or more (by value) of Company stock pursuant to any of the foregoing bullet points will not be permitted to acquire any additional Company stock at any time until after the restriction release date, without the approval of the Board of Directors, unless and until such person owns less than 5% (by value) of Company stock, at which point such person may acquire Company stock only to the extent that, after such acquisition, such person owns less than 5% (by value) of the Company stock.

The Company believes the acquisition restrictions are narrowly tailored to minimize their anti-takeover effects, that they are limited to the extent believed to be appropriate for protecting the ability of the Company to use its NOLs and other tax attributes and that they are in the best interest of all stockholders of the Company. For example, they have only a limited duration, which is determined by the application of the Code. Similarly, there are numerous exceptions which would not have been included if not narrowly tailored to protect such NOLs and other tax attributes. In addition, the Board of Directors does not intend to discourage offers to acquire substantial blocks of Company stock that would clearly improve stockholder value, taking into account, as appropriate, any loss of the NOLs and other tax attributes. In the case of any such proposed acquisition that the Board of Directors determines to be in the best interest of the Company and its stockholders, in light of all factors deemed relevant, the Board of Directors would grant approval for such acquisition to proceed.

Article Ten would provide that all certificates representing the Company’s stock bear the following legend:

“THE TRANSFER OF SECURITIES REPRESENTED BY THIS CERTIFICATE IS (AND OTHER SECURITIES OF THE CORPORATION MAY BE) SUBJECT TO RESTRICTION PURSUANT TO ARTICLE TEN OF THE CORPORATION’S ARTICLES OF AMENDMENT AND RESTATEMENT. THE CORPORATION WILL FURNISH A COPY OF ITS ARTICLES OF AMENDMENT AND RESTATEMENT SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH

PREFERENCES AND/OR RIGHTS TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

In accordance with the acquisition restrictions, the Company will not permit any of its employees or agents, including the transfer agent, to record any transfer of Company stock purportedly transferred in contravention of the acquisition restrictions. As a result, requested transfers of Company stock may be delayed or refused.

The proposed Articles of Amendment and Restatement provide that any transfer attempted in contravention of the acquisition restrictions would be null and void from the start, even if the transfer has been recorded by the transfer agent and new certificates issued. The purported transferee of the Company stock would not be entitled to any rights of stockholders with respect to the excess stock, including the right to vote the excess stock, or to receive dividends or distributions in liquidation in respect thereof, if any. If the Company determines that a purported transfer has violated the acquisition restrictions, the Company will require the purported transferee to surrender the shares of excess stock and any dividends and other distributions the purported transferee has received on them to an agent designated by the Board of Directors. The agent will then sell the shares of excess stock in one or more arm’s-length transactions provided that nothing will require the agent to sell the shares of excess stock within any specific time frame if, in the agent’s discretion, the sale would disrupt the market for the Company stock or adversely affect the value of the Company stock.

Purpose and Effects of the Acquisition Restrictions

Without the acquisition restrictions, it is possible that certain transfers of Company stock could, under Section 382 of the Code and applicable treasury regulations, result in limitations on the ability of the Company to utilize fully the substantial NOLs and other tax attributes currently available to them for U.S. federal income tax purposes. The Board of Directors believes it is in the Company’s best interests to attempt to prevent the imposition of such limitations by adopting the proposed acquisition restrictions.

The Company believes that, absent a court determination:

•	There can be no assurance that the acquisition restrictions will be enforceable against all of the Company’s stockholders; and

•	The acquisition restrictions may be subject to challenge on equitable grounds.

It is possible that the acquisition restrictions may not be enforceable against the Company’s stockholders who vote against or abstain from voting on this Proposal 4. However, the Company believes that the acquisition restrictions are in the best interests of the Company and the Company’s stockholders and are reasonable, and the Company will act vigorously to enforce them against all current and future holders of Company stock regardless of how they vote on this Proposal 4.

The Company believes that each of its stockholders who votes in favor of this Proposal 4 will, in effect, have consented to the acquisition restrictions and therefore will be bound by them. In those circumstances, the Company intends to assert that any such stockholder would be estopped from challenging the legality, validity or enforceability of the acquisition restrictions. Consequently, all Company stockholders should carefully consider this in determining whether to vote in favor of this Proposal 4.

Reasons for the Acquisition Restrictions

At December 31, 2010, the Company had associated NOLs of approximately $367.4 million. NOLs may be carried forward to offset taxable income in future years and eliminate income taxes otherwise payable on such future taxable income, subject to certain adjustments. The Company believes its NOLs could provide significant future tax savings, depending upon the amount of taxable income in future taxable years. If the Company does not have sufficient taxable income in future years to use the tax benefits before they expire, the Company will lose the benefit of these NOLs permanently.

The benefit of the Company’s NOLs can be reduced substantially as a result of Section 382 of the Code. Section 382 of the Code limits the use of NOLs by a company that has undergone an “ownership change,” as defined in Section 382 of the Code. Generally, an “ownership change” occurs if one or more stockholders, each of whom owns 5% or more (by value) of a company’s stock, increases their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a company’s stock (by value) are generally treated together as one 5-percent stockholder, subject to certain exceptions. In addition, certain attribution and constructive ownership rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, are applied in determining the level of stock ownership of a particular stockholder. Options (including warrants) to acquire capital stock may be treated as if they had been exercised, on an option-by-option basis, if the issuance, transfer or structuring of the option meets certain tests. All percentage determinations are based on the fair market value of a company’s capital stock, including any preferred stock that is voting or convertible (or otherwise participates in corporate growth to any significant extent). If a company experiences an ownership change, the amount of taxable income in any taxable year (or portion thereof) subsequent to the ownership change that can be offset by NOLs existing prior to such ownership change generally cannot exceed the product of (x) the aggregate value of the company’s stock and (y) the federal long-term tax-exempt rate. Certain complex subgroup rules may apply to such determinations.

The acquisition restrictions are designed to restrict transfers of Company stock that could cause an “ownership change” under Section 382 of the Code and, therefore, could limit the ability of the Company to utilize its substantial NOLs currently available for U.S. federal income tax purposes. The Series C Offer and Series D Exchange will increase the likelihood that the Company will experience such an ownership change and, therefore, that the NOLs could be subject to such limitations.

Anti-Takeover Effect

The Special Committee and the Board of Directors recommend that the acquisition restrictions in Article Ten of the proposed Articles of Amendment and Restatement be approved for the reasons set forth in this document. However, you should be aware that the acquisition restrictions may have an “anti-takeover” effect because they restrict the ability of a person or entity, or group of persons or entities, from accumulating in the aggregate 5% or more (by value) of the Company stock and the ability of persons, entities or groups now owning 5% or more (by value) of the Company stock from acquiring additional Company stock. The acquisition restrictions discourage or prohibit a merger, some tender or exchange offers, proxy contests or accumulations of substantial blocks of shares for which some stockholders might receive a premium above market value. In addition, the acquisition restrictions may delay the assumption of control by a holder of a large block of capital stock and the removal of incumbent directors and management, even if such removal may be beneficial to some or all of the Company’s stockholders.

The indirect “anti-takeover” effect of the acquisition restrictions is not the reason for the acquisition restrictions. The Special Committee and the Board of Directors have considered the acquisition restrictions to be reasonable and in the best interests of the Company and its stockholders because, among other things, the acquisition restrictions reduce some of the risks that the Company will be unable to utilize its substantial NOLs described above. In the opinion of the Special Committee and the Board of Directors, the fundamental importance to the Company’s stockholders of maintaining the availability of such tax assets outweigh the indirect anti-takeover effect the acquisition restrictions may have. In addition, the Special Committee and the Board of Directors do not intend to discourage offers to acquire substantial blocks of Common Stock that would clearly improve stockholder value, taking into account, as appropriate, any loss of the NOLs. In the case of any such proposed acquisition that the Board of Directors determines to be in the best interest of the Company and its stockholders, in light of all factors deemed relevant, the Board of Directors would grant approval for such acquisition to proceed.

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the special meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative vote of the holders of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock, the Series C Holders and the Series D Holders, the affirmative vote of the holders of at least two-thirds of all Series C Preferred Stock, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock is required to approve the amendment to the charter to preserve the Company’s NOLs.

Board of Directors Recommendation

The Special Committee, and the Board of Directors, upon the unanimous recommendation of the Special Committee, have approved the actions contemplated by Proposal 4 and have determined that the actions contemplated by Proposal 4 are advisable and favorable to and, therefore, fair to and in the best interests of the Company and the Company’s stockholders. The Special Committee and the Board of Directors recommend that Company’s stockholders vote “FOR” approval of the acquisition restrictions proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
THE CHARTER AMENDMENT TO
PRESERVE THE COMPANY’S NOLS

PROPOSAL 5 — CERTAIN TECHNICAL CHARTER AMENDMENTS IN CONNECTION WITH THE OTHER PROPOSALS, TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CHARTER AND TO REMOVE PROVISIONS PREVIOUSLY REQUIRED BY THE COMPANY’S FORMER STATUS AS A REAL ESTATE INVESTMENT TRUST

General

In connection with the Series C Offer and the Series D Exchange, the Company has determined to amend and restate its charter in substantially the form of Articles of Amendment and Restatement, attached hereto as Appendix A.

The Series C Offer, the Series D Exchange and the other transactions described herein will not occur if the Articles of Amendment and Restatement is not approved at the special meeting.

The Amendment and Restatement

The Articles of Amendment and Restatement is attached to this proxy statement in its entirety as Appendix A, and you are encouraged to read it carefully when determining how to vote on this Proposal 5. The Articles of Amendment and Restatement effect the amendments described in Proposals 1 through 4 above, including to (A) eliminate the Company’s Series C Preferred Stock and associated Articles Supplementary following the exchange for, or conversion of, Series C Preferred Stock into a cash and Common Stock, (B) eliminate the Company’s Series D Preferred Stock and associated Articles Supplementary following its exchange for Common Stock, (C) increase the Company’s authorized capital stock and (D) implement certain acquisition restrictions to preserve the Company’s NOLs.

In addition to the changes described above to the Company’s charter, the Articles of Amendment and Restatement effect amendments to the charter to eliminate charter provisions that were previously relevant when the Company was taxed as a Real Estate Investment Trust (a “REIT”). Due to a decline in the Company’s business prospects, market capitalization and liquidity, on September 17, 2007, the Company announced that it would not proceed with declaring a dividend on its Common Stock that was required in order to satisfy the requirements to distribute $157 million in 2006 taxable income to preserve its status as a REIT under the Code. The change in tax status was retroactive to January 1, 2006. The provisions related to preserving the Company’s former tax status as a REIT that will be eliminated in the Articles of Amendment and Restatement are the Company’s current charter as Article Eleven and include generally the following restrictions:

•	no person may beneficially own or constructively own (a) more than 9.8% of the Company’s capital stock or (b) more than 9.8% of the Company’s issued Common Stock, subject to certain exceptions;

•	no person may beneficially own or constructively own shares of capital stock to the extent that such ownership would result in the Company being “closely held” within the meaning of Section 856(h) of the Code or otherwise failing to qualify as a REIT; and

•	any transfer of shares of capital stock that, if effective, would result in any person violating the ownership restrictions described above, or that would cause the Company to be owned by less than 100 persons, will be null and void ab initio.

In addition, the Articles of Amendment and Restatement in the form as attached as Appendix A will include other less significant amendments or adjustments to the charter, including the following:

•	the reference to the original incorporator of the Company, previously found in Article One has been deleted;

•	updating Article Six to reflect the four directors on the Board of Directors immediately prior to giving effect to the appointment of Howard Amster, Barry Igdaloff or any Series D Holder representative;

•	removing references to directors appointed by outstanding preferred stock as no preferred stock will be outstanding;

•	deleting the Articles Supplementary for the unissued 9.00% Series D2 Mandatory Convertible Preferred Stock (the “Series D2 Preferred Stock”);

•	updating the language in Articles Eight, Nine and Twelve related to director indemnification, director and officer personal liability, and majority voting to more closely track the current MGCL statutes;

•	internal cross-references within the charter have been updated to reflect the proposed changes; and

•	the exact amount of Common Stock and cash from the Remainder Consideration that all non-tendered Series C Preferred Stock will be converted into the right to receive, using the calculation described in “Proposal 1 — Charter Amendment to Eliminate the Series C Preferred Stock — Elimination of Series C Preferred Stock.”

Proposal 5 also would approve the filing of the Articles of Amendment and Restatement on the terms as described in this Proposal 5 and as described in the other Proposals. The restatement of the charter is a separate legal act under Maryland law.

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the special meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative vote of the holders of a majority of all shares entitled to vote at the special meeting (at which a quorum is present), which vote will include the votes of the holders of our Common Stock and the Series D Holders, and the affirmative vote of the holders of at least two-thirds of all Series D Preferred Stock is required to approve certain technical amendments in connection with the other Proposals and to remove provisions previously required by the Company’s former status as a Real Estate Investment Trust.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that certain charter amendments in connection with the other proposals and to remove provisions previously required by the Company’s former status as a real estate investment trust are advisable and directed that consideration of these amendments, and the related Articles of Amendment and Restatement, be submitted to the Company’s stockholders for their approval. The Board of Directors recommends that stockholders vote in favor of the charter amendments in connection with the other proposals and to remove provisions previously required by the Company’s former status as a real estate investment trust.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR”
CERTAIN TECHNICAL CHARTER AMENDMENTS IN CONNECTION WITH
THE OTHER PROPOSALS, TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE
CHARTER AND TO REMOVE PROVISIONS PREVIOUSLY REQUIRED
BY THE COMPANY’S FORMER STATUS AS A REAL ESTATE INVESTMENT TRUST

SUMMARY HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following information reflects selected summary historical and unaudited pro forma financial information of the Company to give the effect of the Series C Offer and Series D Exchange. The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Series C Offer and the Series D Exchange been completed as of the dates indicated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, our historical consolidated financial statements included in this prospectus.

Primary Assumptions

The primary assumptions made in preparing the unaudited pro forma information below are that our stockholders will approve:

•	an amendment to the charter of the Company to eliminate the Series C Preferred Stock;

•	an amendment to the charter of the Company to eliminate the Series D Preferred Stock; and

•	an amendment to charter of the Company to increase the number of authorized shares of capital stock of the Company from 50,000,000 to 120,000,000.

The unaudited pro forma financial information as been adjusted resulting from the foregoing assumptions to:

•	increase common shares outstanding by 43,823,600 for the full exchange of the Series C Preferred Stock effective as of the date of its original issuance on January 15, 2004;

•	increase common shares outstanding by 37,161,600 for the full exchange of the Series D Preferred Stock effective as of the date of its original issuance on July 16, 2007; and

•	exclude the accrued and unpaid dividends on the Series C Preferred Stock and Series D Preferred Stock because the effect of the pro forma adjustments is to reflect that neither the Series C Preferred Stock or Series D Preferred Stock were issued.

The unaudited pro forma financial information does not reflect the impact of the transactions in which the Company cancelled the existing $78.1 million aggregate principal amount of trust preferred securities and issued the Senior Notes as described in the “Recent Developments” section. The Company does not believe these transactions will have a material impact on the unaudited pro forma financial information.

	As of and for the Years Ended December 31,
	2010	2009	2008	2007	2006

Summary Historical Financial Information:
Weighted average common shares outstanding-basic	9,337,207	9,368,053	9,338,131	9,332,405	8,552,911
Weighted average common shares outstanding-dilutive	9,337,207	9,368,053	9,338,131	9,332,405	8,617,904
Book value per common share-basic	$(25.01)	$(128.47)	$(107.52)	$(36.30)	$51.42
Book value per common share-dilutive	(25.01)	(128.47)	(107.52)	(36.30)	51.04
Dividends declared per common share	—	—	—	—	22.40
Income (loss) from continuing operations available to common shareholders per share-basic	86.53	(20.97)	(74.81)	(51.04)	5.70
Income (loss) from continuing operations available to common shareholders per share-dilutive	86.53	(20.97)	(74.81)	(51.04)	5.66
Summary Unaudited Pro Forma Historical Financial Information:
Weighted average common shares outstanding-basic	90,322,407	90,353,253	90,323,331	70,188,405	52,376,511
Weighted average common shares outstanding-dilutive	90,322,407	90,353,253	90,323,331	70,188,405	52,441,504
Book value per common share-basic	$(1.78)	$(12.70)	$(10.67)	$(4.46)	$8.74
Book value per common share-dilutive	(1.78)	(12.70)	(10.67)	(4.46)	8.73
Dividends declared per common share	—	—	—	—	3.78
Income (loss) from continuing operations per share-basic	10.92	(2.00)	(7.57)	(6.66)	1.06
Income (loss) from continuing operations per share-dilutive	10.92	(2.00)	(7.57)	(6.66)	1.06

Summary of Ratio of Earnings to Fixed Charges

The following table sets forth the Company’s ratio of earnings to fixed charges for each of the periods indicated.

	For the Years Ended December 31,
	2010	2009		2008		2007		2006

Historical Ratio of Earnings to fixed charges	46.7	(A	)	(A	)	(A	)	1.4
Pro Forma Ratio of Earnings to fixed charges	210.4	(B	)	(B	)	(B	)	(B	)

(A)	Due to losses in the years ended December 31, 2009, 2008 and 2007, the ratio coverage was less than 1:1 for those periods. We would have needed to generate additional earnings of $196.4 million, $699.0 million and $476.3 million, respectively, in order to cover the fixed charges in those periods.

(B)	Item 503(d)(2)(B) of Regulation S-K only allows the pro forma ratio to be shown for the most recent fiscal year and, if applicable, the latest interim period.

RECENT DEVELOPMENTS

On March 22, 2011, the Company, NovaStar Capital Trust I/B (“Trust I/B”), NovaStar Capital Trust II/B (“Trust II/B”), Kodiak CDO I, Ltd. (“Kodiak”) and Taberna Preferred Funding I, Ltd. (“RAIT”), entered into an Exchange Agreement (the “TruPS Exchange Agreement”). NovaStar Mortgage, Inc. (“NMI”), which is a wholly-owned subsidiary of the Company, owned all the outstanding common securities of Trust I/B and Trust II/B.

Pursuant to the terms of the TruPS Exchange Agreement, the Company purchased from Kodiak all the trust preferred securities issued by Trust II/B having a total liquidation preference of $28,125,000 (the “Kodiak Securities”) and in consideration issued $30,937,500 worth of unsecured series 3 senior notes of the Company to Kodiak (the “Series 3 Notes”) pursuant to the Series 3 Senior Notes Indenture (the “Series 3 Indenture”) between the Company and The Bank of New York Mellon Trust Company, National Association (“BNY”). The Company exchanged the Kodiak Securities with Trust II/B for a like amount of unsecured junior subordinated notes issued by NMI (the “Kodiak Junior Subordinated Notes”). Following this exchange, the indenture governing the Kodiak Junior Subordinated Notes was terminated, the parent guarantee by the Company over the Kodiak Junior Subordinated Notes was terminated, the existing Kodiak Junior Subordinated Notes were cancelled by the Company and Trust II/B was dissolved.

Also pursuant to the terms of the TruPS Exchange Agreement, the Company purchased from RAIT one-half of the trust preferred securities issued by Trust I/B having a total liquidation preference of $25,000,000 (the “RAIT Securities”) and in consideration issued $27,500,000 worth of unsecured series 1 senior notes of the Company to RAIT (the “Series 1 Notes”) pursuant to the Series 1 Senior Notes Indenture (the “Series 1 Indenture”). The Company exchanged the RAIT Securities with Trust I/B for a like amount of unsecured junior subordinated notes issued by NMI (the “RAIT Junior Subordinated Notes”). Following this exchange, the existing RAIT Junior Subordinated Notes were cancelled by the Company.

On March 22, 2011, the Company, BNY, BNY Mellon Trust of Delaware, the administrative trustees of Trust I/B and Taberna Preferred Funding II, Ltd. (“Fortress”) entered into the First Amendment to The Second Amended and Restated Trust Agreement (the “Amendment Agreement”). Pursuant to the terms of the Amendment Agreement, the trust agreement governing Trust I/B was amended to cause the trustee to receive $27,500,000 worth of unsecured series 2 senior notes of the Company (the “Series 2 Notes”) pursuant to the Series 2 Senior Notes Indenture (the “Series 2 Indenture”) in exchange for the remaining unsecured junior subordinated notes issued by NMI and held by Trust I/B (the “Fortress Junior Subordinated Notes” and, together with the RAIT Junior Subordinated Notes, the “I/B Junior Subordinated Notes”). In exchange for the Series 2 Notes, the trustee simultaneously redeemed all trust preferred securities issued by Trust I/B that remained outstanding, which were held by Fortress and had a total liquidation preference of $25,000,000 (the “Fortress Securities”). Following the exchange and redemption, the indenture that governed the I/B Junior Subordinated Notes was terminated, the parent guarantee by the Company over the I/B Junior Subordinated Notes was terminated, the existing I/B Junior Subordinated Notes were cancelled by the Company and Trust I/B was dissolved.

As a result of the above transactions, all trust preferred securities issued by Trust I/B and Trust II/B, which had a total liquidation preference of $78,125,000, were cancelled and Kodiak, RAIT and Fortress now hold, in aggregate, $85,937,500 of unsecured senior notes issued by the Company, which represent a 10% increase in principal over the prior trust preferred securities.

This transaction provides the Company with an annual 1% rate of interest on its debt obligations for the next five years, which limits its exposure to an increase in interest rates over that time period. Under the Junior Notes, the rate of interest on the debt had the potential to significantly increase this year.

The Series 1 Notes, the Series 2 Notes and the Series 3 Notes (collectively, the “Senior Notes”) were issued pursuant to the Series 1 Indenture, the Series 2 Indenture and the Series 3 Indenture (each an “Indenture” and collectively, the “Indentures”). The Senior Notes and the Indentures are dated March 22, 2011. The terms of each Indenture are substantially identical. Pursuant to the Indentures, the Senior Notes will accrue interest at an annual rate of 1% until the earlier to occur of (a) an Additional Equity Event (as defined below) or (b) January 1, 2016. Thereafter, the Senior Notes will accrue interest at a rate of LIBOR plus 3.5% (the “Full Rate”). The interest is payable quarterly commencing on March 30, 2011 through March 30, 2033. An “Additional Equity Event” occurs when the Company and/or its subsidiaries consummate one or more equity offerings on or before January 1, 2016 with net aggregate proceeds of $40 million or more.

In addition to the negative covenants in the Junior Subordinated Notes, the Indentures contain certain restrictive covenants (the “Negative Covenants”) (subject to certain exceptions in the Indentures) that prohibit the Company, from among other things, incurring debt, permitting any lien upon any of its property or assets, making any cash dividend or distribution payment, acquiring shares of the Company or its subsidiaries, making payment on debt securities of the Company that rank pari passu or junior to the Senior Notes, or disposing of any equity interest in its subsidiaries or all or substantially all of the assets of its subsidiaries.

At any time that the Senior Notes accrue interest at the Full Rate, and the Company has satisfied certain financial covenants (the “Financial Covenants”), the Negative Covenants will not apply. Satisfaction of the Financial Covenants requires the Company to demonstrate on a consolidated basis that (1) its Tangible Net Worth is equal to or greater than $40 million, and (2) either (a) the Interest Coverage Ratio is equal to or greater than 1.35x, or (b) the Leverage Ratio is not greater than 95%. “Tangible Net Worth,” “Interest Coverage Ratio” and “Leverage Ratio” have the meanings set forth in the Indentures.

The Company does not believe that the above-described transactions have a material effect on the Series C Offer or the Series D Exchange, or the financial information contained herein, except to the extent that the transaction makes it less likely that the Company will be able to pay dividends on the Series C Preferred Stock or Series D Preferred Stock or that the Series C Holders or Series D Holders would receive any distribution on liquidation of the Company. While the transaction seeks to improve the Company’s liquidity position by fixing a low, 1% interest rate on the Senior Notes, it also increases the amount of principal on such notes and obligates the Company to negative covenants restricting payment of dividends, including dividends on the Series C Preferred Stock and the Series D Preferred Stock, as described above.

RISK FACTORS

In deciding whether to approve the Proposals, which Proposals must be approved to complete the proposed Recapitalization, you should read carefully this proxy statement and the documents to which we refer you. You should also carefully consider the following factors.

Risks Related to the Recapitalization

The Series C Offer and Series D Exchange may not benefit us or our stockholders and will significantly dilute our Common Stock.

The Series C Offer and Series D Exchange may not enhance stockholder value or improve the liquidity and marketability of our Common Stock. As of December 31, 2010, there were 9,368,053 outstanding shares of Common Stock, 2,990,000 shares of Series C Preferred Stock and 2,100,000 shares of Series D Preferred Stock. If all of the outstanding Common Stock available for issuance under the Series C Offer and the Series D Exchange is issued, there will be approximately 90,353,253 shares of Common Stock outstanding.

This Recapitalization will significantly increase the outstanding shares of Common Stock. It may result in an immediate decrease in the market value of the Common Stock. In addition, factors unrelated to our stock or our business, such as the general perception of the Series D Exchange, the Series C Offer and the Consent Solicitation by the investment community, may cause a decrease in the value of the Common Stock and impair its liquidity and marketability. Prior performance of Common Stock may not be indicative of the performance of Common Stock after the Series C Offer and the Series D Exchange. Furthermore, securities markets worldwide have experienced significant price and volume fluctuations over the last several years. This market volatility, as well as general economic, market or political conditions, could cause a reduction in the market price and liquidity of Common Stock following the Series D Exchange, the Series C Offer and the Consent Solicitation, particularly if the proposed Recapitalization is not viewed favorably by the investment community.

If we do not complete the Series C Offer and Series D Exchange, we may not be able to meet our long-term financial obligations.

Because the Series D Preferred Stock is subject to mandatory conversion in the future, and because there are accrued and unpaid dividends on all classes of preferred stock of $55.9 million as of April 15, 2011, we must take some remedial measure or we may not able to meet our long-term financial obligations. If we are not able to complete the Recapitalization and we do not take some other action in the future to address these issues, it could result in a material adverse effect to the Company, which could include bankruptcy.

If tendering Series C Holders or Series D Holders are required to return their consideration because a court determines that the Series C Offer or the Series D Exchange constituted a fraudulent transfer under federal or state laws, the Recapitalization will not be completed.

A payment or transfer of property can subsequently be voided if a court finds that the payment or transfer constituted a “fraudulent” transfer. There are generally two standards used by courts to determine whether a transfer was fraudulent under federal or state law.

•	First, a transfer will be deemed fraudulent if it was made with the actual intent to hinder, delay or defraud current or future creditors.

•	Second, a transfer will be considered fraudulent if the transferor received less than reasonably equivalent value in exchange for the payment or transfer of property and either (a) was insolvent at the time of the transaction, (b) was rendered insolvent as a result of the transaction, (c) was engaged, or about to engage, in a business or transaction for which its assets were unreasonably small, or (d) intended to incur, or believed, or should have believed, it would incur, debts beyond its ability to pay as such debts mature.

Litigation seeking to void the Series C Offer or Series D Exchange as fraudulent transfers would have to be commenced by our creditors or someone acting on their behalf, such as a bankruptcy trustee. If such litigation is instituted, we cannot assure you as to what standard a court would apply in order to determine whether we were “insolvent” as of the date the Series C Offer and Series D Exchange was closed, or that a court would not determine that we were insolvent on the date of closing of the Series C offer or the Series D Exchange. We can also not assure you that a court would not determine that the Series C Offer or Series D Exchange constituted fraudulent transfers on another ground.

The definition of “insolvent” varies under three potentially applicable statutes. The measure of insolvency for purposes of the foregoing will vary depending upon the law of the jurisdiction which is being applied. Under the Bankruptcy Code, we would be considered insolvent if the sum of all our liabilities is greater than the value of all our property at a fair valuation. The foregoing standards are applied on a case-by-case basis to determine the insolvency of a particular person. Because there can be no assurance which jurisdiction’s fraudulent transfer law would be applied by a court, there can be no assurance as to what standard a court would apply in order to determine insolvency.

If a court determines the Series C Offer or Series D Exchange constituted fraudulent transfers, the Series C Offer or Series D Exchange could be voided and, thus, the Recapitalization would not be completed.

Our available cash and access to additional capital may be limited, which could restrict our ability to grow our businesses.

Following the successful completion of the Series C Offer and the Series D Exchange, our available cash will be reduced by approximately $3 million. Moreover, our ability to issue significant amounts of additional equity securities will be limited without risking loss of some or all of our NOLs.

Our restricted ability to obtain additional capital could have important consequences, including:

•	making us more vulnerable to a downturn in our businesses, our industry or the economy in general as we may not have access to additional capital needed to react to changes in our business and in market or industry conditions;

•	constraining our ability to obtain financing on satisfactory terms or at all;

•	making it more difficult for us to satisfy our financial obligations;

•	placing us at a competitive disadvantage as compared to competitors that have better access to liquid assets and/or financing;

•	limiting our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate; and

•	making us more vulnerable to increases in interest rates, which we will be constrained in refinancing or paying off, since part of our indebtedness is subject to variable interest rates.

The proposed acquisition restrictions, which are intended to help preserve our NOLs and other tax attributes, may not be effective or may have unintended negative effects.

We have recognized and may continue to recognize substantial net operating losses for U.S. federal income tax purposes, and under the Code, we may “carry forward” these NOLs, in certain circumstances to offset any current and future taxable income and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that it will be able to carry forward a substantial amount of NOLs and, therefore, these NOLs are a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Code and related U.S. Treasury regulations, their ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which consequently could significantly impair the value of that asset.

To reduce the likelihood of an ownership change, in light of the Series C Offer and the Series D Exchange, we are proposing acquisition restrictions in the Article Ten of our proposed Articles of Amendment and Restatement, which are intended to restrict certain acquisitions of our stock to help preserve our ability to utilize our NOLs and other tax attributes by avoiding the limitations imposed by Section 382 of the Code and the related Treasury regulations. The acquisition restrictions are generally designed to restrict or deter direct and indirect acquisitions of our stock if such acquisition would result in a shareholder of the Company becoming a 5-percent stockholder or increase the percentage ownership of our stock that is treated as owned by an existing 5-percent stockholder.

Although the acquisition restrictions are intended to reduce the likelihood of an ownership change that could adversely affect the Company, we can give no assurance that such restrictions would prevent all transfers that could result in such an ownership change. There can be no assurance that the acquisition restrictions will be enforceable against all of the our stockholders, and they may be subject to challenge on equitable grounds. In particular, it is possible that the acquisition restrictions may not be enforceable against our stockholders who vote against or abstain from voting on the acquisition restrictions or who do not have notice of the restrictions at the time when they subsequently acquire their shares.

The acquisition restrictions also will require any person attempting to become a holder of 5% or more (by value) of our stock, as determined under the Code, to seek the approval of the Board of Directors. This may have an unintended “anti-takeover” effect because the Board of Directors may be able to prevent any future takeover. Similarly, any limits on the amount of stock that a stockholder may own could have the effect of making it more difficult for stockholders to replace current management. Additionally, because the acquisition restrictions will have the effect of restricting a stockholder’s ability to dispose of or acquire Common Stock, the liquidity and market value of the common stock might suffer. The acquisition restrictions will remain in effect until the earliest of (a) the date that is 36 months and one day from the completion of the Series C offer, or (b) such other date as the Board of Directors in good faith determines that the acquisition restrictions are no longer in the best interests of Company and its stockholders. The acquisition restrictions may be waived by the Board of Directors. Stockholders are advised to monitor carefully their ownership of the Company’s stock and consult their own legal advisors and/or the Company to determine whether their ownership of the Company’s stock approaches the proscribed level.

Risks Related to our Business

Payment on our mortgage securities will continue to decrease as underlying mortgage loans are repaid and if the mortgage loans underlying our residual and subordinated securities continue to experience significant credit losses, which will reduce our cash flows, perhaps abruptly, and adversely affect our liquidity.

Our mortgage securities consist of certain residual securities retained from our past securitizations of mortgage loans, which typically consist of interest-only, and over collateralization bonds, and certain investment grade and non-investment grade rated subordinated mortgage securities retained from our past securitizations and purchased from other ABS issuers. These residual and subordinated securities are generally unrated or rated below investment grade and, as such, involve significant investment risk that exceeds the aggregate risk of the full pool of securitized loans. By holding the residual and subordinated securities, we generally retain the “first loss” risk associated with the underlying pool of mortgage loans. As a result, losses on the underlying mortgage loans directly affect our returns on, and cash flows from, these mortgage securities. In addition, if delinquencies and/or losses on the underlying mortgage loans exceed specified levels, the level of over-collateralization required for higher rated securities held by third parties may be increased, further decreasing cash flows presently payable to us.

Increased delinquencies and defaults on the mortgage loans underlying our residual and subordinated mortgage securities have resulted in a decrease in the cash flow we receive from these investments. In the event that decreases in cash flows from our mortgage securities are more severe or abrupt than currently projected, our results of operations, financial condition, and liquidity, and our ability to restructure existing obligations and establish new business operations will be adversely affected.

Our cash flows from mortgage securities are likely to be insufficient to cover our existing expenses in the near future.

As payments on our mortgage securities continue to decrease we will become more dependent on the operations and cash flows of our subsidiaries to meet our obligations.

The cash flows from our mortgage securities have materially decreased and will continue to decrease as the underlying mortgage loans are repaid. As this occurs, we will become more dependent on cash flows and will rely on distributions and other payments from our operating subsidiaries and any new operations we may establish or acquire to pay our operating expenses and meet our other obligations. If our subsidiaries are unable to make distributions or other payments to us, our ability to meet our obligations will be materially and adversely affected. Payment to the Company of dividends, distributions, loans or advances by our subsidiaries are subject to legal restrictions and may become restricted by future debt instruments of the Company or our subsidiaries.

Our subsidiaries are separate and distinct legal entities. Any right that we have to receive any assets of or distributions from any of our subsidiaries is limited by applicable law governing the bankruptcy, dissolution, liquidation or reorganization of any such subsidiary, and our ability to realize proceeds from the sale of their assets, will be junior to the claims of that subsidiary’s creditors, including trade creditors and holders of debt issued by that subsidiary.

Our ability to profitably manage, operate and grow operations is critical to our ability to pay our operating expenses and meet our other obligations and is subject to significant uncertainties and limitations. If we attempt to make any acquisitions to grow operations, we will incur a variety of costs and may never realize the anticipated benefits.

In light of the current state of declining cash flows from our mortgage securities, our ability to pay our operating expenses and meet our other obligations is dependent upon our ability to successfully operate and grow operations such that they generate positive cash flow. Our ability to start or acquire new businesses is significantly constrained by our limited liquidity and our likely inability to obtain debt financing or to issue equity securities as a result of our current financial condition, including a shareholders’ deficit, as well as other uncertainties and risks. There can be no assurances that we will be able to successfully operate and grow operations or establish or acquire new business operations.

If we pursue any new business opportunities, the process of establishing a new business or negotiating the acquisition and integrating an acquired business may result in operating difficulties and expenditures and may require significant management attention. Moreover, we may never realize the anticipated benefits of any new business or acquisition. We may not have, and may not be able to acquire or retain, personnel with experience in any new business we may establish or acquire. In addition, future acquisitions could result in contingent liabilities and/or impairment/amortization expenses related to goodwill and other intangible assets, which could harm our results of operations, financial condition and business prospects.

We are unlikely to have access to financing on reasonable terms, or at all, that may be necessary for us to continue to operate or to acquire new businesses.

We do not currently have in place any agreements or commitments for short-term financing nor any agreements or commitments for additional long-term financing. In light of these factors and current market conditions, our current financial condition, and our lack of significant unencumbered assets, we are unlikely to be able to secure additional financing for existing or new operations or for any acquisition.

Various legal proceedings could adversely affect our financial condition, our results of operations and liquidity.

In the course of our business, we are subject to various legal proceedings and claims. See “Description of Business — Legal Proceedings.” In addition, we have become subject to various securities and derivative lawsuits, and we may continue to be subject to additional litigation, in some cases on the basis of novel legal theories. The resolution of these legal matters or other legal matters could result in a material adverse impact on our results of operations, liquidity and financial condition.

Differences in our actual experience compared to the assumptions that we use to determine the value of our residual mortgage securities and to estimate reserves could further adversely affect our financial position.

Our securitizations of mortgage loans that were structured as sales for financial reporting purposes resulted in gain recognition at closing as well as the recording of the residual mortgage securities we retained at fair value. The value of residual securities represents the present value of future cash flows expected to be received by us from the excess cash flows created in the securitization transaction. In general, future cash flows are estimated by taking the coupon rate of the loans underlying the transaction less the interest rate paid to the investors, less contractually specified servicing and trustee fees, and after giving effect to estimated prepayments and credit losses. We estimate future cash flows from these securities and value them utilizing assumptions based in part on projected discount rates, delinquency, mortgage loan prepayment speeds and credit losses. It is extremely difficult to validate the assumptions we use in valuing our residual interests. Even if the general accuracy of the valuation model is validated, valuations are highly dependent upon the reasonableness of our assumptions and the predictability of the relationships which drive the results of the model. Due to deteriorating market conditions, our actual experience has differed significantly from our assumptions, resulting in a reduction in the fair value of these securities and impairments on these securities. If our actual experience continues to differ materially from the assumptions that we used to determine the fair value of these securities, our financial condition, results of operations and liquidity will continue to be negatively affected.

The value of, and cash flows from, our mortgage securities may further decline due to factors beyond our control.

There are many factors that affect the value of, and cash flows from, our mortgage securities, many of which are beyond our control. For example, the value of the homes collateralizing residential loans may decline due to a variety of reasons beyond our control, such as weak economic conditions or natural disasters. Over the past year, residential property values in most states have declined, in some areas severely, which has increased delinquencies and losses on residential mortgage loans generally, especially where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property value. A borrower’s ability to repay a loan also may be adversely affected by factors beyond our control, such as subsequent over-leveraging of the borrower, reductions in personal incomes, and increases in unemployment.

In addition, interest-only loans, negative amortization loans, adjustable-rate loans, reduced documentation loans, home equity lines of credit and second lien loans may involve higher than expected delinquencies and defaults. For instance, any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans. Moreover, borrowers with option ARM mortgage loans with a negative amortization feature may experience a substantial increase in their monthly payment, even without an increase in prevailing market interest rates, when the loan reaches its negative amortization cap. The current lack of appreciation in residential property values and the adoption of tighter underwriting standards throughout the mortgage loan industry may adversely affect the ability of borrowers to refinance these loans and avoid default.

Each of these factors may be exacerbated by general economic slowdowns and by changes in consumer behavior, bankruptcy laws, and other laws.

To the extent that delinquencies or losses continue to increase for these or other reasons, the value of our mortgage securities and the mortgage loans held in our portfolio will be further reduced, which will adversely affect our operating results, liquidity, cash flows and financial condition.

Risks Related to Our Operating Subsidiaries

A prolonged decline in the number of home sales and the originations and refinancings of home loans would decrease appraisal order volume and adversely affect the revenues and profitability of StreetLinks.

StreetLinks, our residential appraisal management company, retains a portion of the fee for appraisal services collected from lenders and borrowers for an independent residential appraisal to cover its costs of managing the process of fulfilling the appraisal order. A prolonged decline in the number of home sales and the originations and refinancings of home loans would cause a decrease in the demand for appraisals. The decreased demand for appraisals would have an adversely affect the revenues and profitability of StreetLinks.

StreetLinks may be unable to maintain its relationships with its existing lending customers and may be unable to add new lending customers which would decrease appraisal order volume and adversely affect the revenues and profitability of StreetLinks.

StreetLinks has increased its appraisal order volume by adding lending customers and intends to further develop its business through the addition of new lending customers. There is no assurance that StreetLinks will be able to maintain the relationships with its existing lending customers or add new lending customers which would decrease appraisal order volume and adversely affect the revenues and profitability of StreetLinks.

Government agencies and regulatory authorities may change or eliminate current restrictions and requirements for appraisals.

StreetLinks’ appraisal order volume has increased, in part, as a result of increased restrictions and requirements for appraisals established by government agencies and regulatory authorities such as the Federal Housing Finance Agency and the United States Department of Housing and Urban Development that, among other things, require appraiser independence. Changes in or elimination of these restrictions and requirements could adversely affect the demand for StreetLinks’ services and the viability of its business model.

Advent may be unable to develop systems and a network of business partners to successfully distribute its products and services.

The success of Advent to provide access to tailored banking accounts, small dollar banking products and related services to meet the needs of low and moderate income level individuals will, in large part, depend on its ability to develop systems and a network of business partners for the distribution of its products services. To the extent Advent is unable to develop systems and a network of business partners to successfully distribute Advent’s products and services, it will have an adverse effect on Advent’s business, financial condition and results of operations.

Advent’s ability to distribute its financial products is, to some extent, dependent on the success of its business partners.

Advent anticipates distributing its financial products through business partners such as tax preparation offices and is to some extent dependent on the success of these business partners. To the extent there is a decrease in the demand for the products or services of Advent’s business partners, there may be a decrease in demand for Advent’s products and services, which would have an adverse effect on Advent’s business, financial condition and results of operations.

Legal proceedings against our operating subsidiaries could adversely affect their business, financial condition and results of operations.

In the course of their business, our operating subsidiaries may become subject to legal proceedings and claims and could experience significant losses as a result of litigation defense and resolution costs which would have an adverse effect on their business, financial condition and results of operations.

Risks Related to Our Discontinued Operations

We may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could further harm our liquidity.

When we sold mortgage loans, whether as whole loans or pursuant to a securitization, we made customary representations and warranties to the purchaser about the mortgage loans and the manner in which they were originated. Our whole loan sale agreements require us to repurchase or substitute mortgage loans in the event we breach any of these representations or warranties. In addition, we may be required to repurchase mortgage loans as a result of borrower, broker, or employee fraud. Likewise, we are required to repurchase or substitute mortgage loans if we breach a representation or warranty in connection with our securitizations. We have received various repurchase demands as performance of subprime mortgage loans has deteriorated. A majority of repurchase requests have been denied, otherwise a negotiated purchase price adjustment was agreed upon with the purchaser. Enforcement of repurchase obligations against us would further harm our liquidity.

Risks Related to Interest Rates

Changes in interest rates may harm our results of operations and equity value.

Our results of operations are likely to be harmed during any period of unexpected or rapid changes in interest rates. Our primary interest rate exposures relate to our mortgage securities and floating rate debt obligations that arise if the applicable trigger is met. We have issued approximately $85.9 million in Senior Notes, which upon certain events, will carry a coupon of variable 3-month LIBOR plus 3.5%. See the “Recent Developments” section. Interest rate changes could adversely affect our cash flow, results of operations, financial condition, liquidity and business prospects in the following ways:

•	interest rate fluctuations may harm our cash flow as the spread between the interest rates we pay on our borrowings and the interest rates we receive on our mortgage assets narrows;

•	the value of our residual and subordinated securities and the income we receive from them are based primarily on LIBOR, and an increase in LIBOR increases funding costs which reduces the cash flow we receive from, and the value of, these securities;

•	existing borrowers with adjustable-rate mortgages or higher risk loan products may incur higher monthly payments as the interest rate increases, and consequently may experience higher delinquency and default rates; and

•	changes in prepayment rates may harm our earnings and the value of our mortgage securities.

In addition, interest rate changes may also further impact our net book value as our mortgage securities are marked to market each quarter. Generally, as interest rates increase, the value of our mortgage securities decreases which decreases the book value of our equity.

Furthermore, shifts in the yield curve, which represents the market’s expectations of future interest rates, also affects the yield required for the purchase of our mortgage securities and therefore their value. To the extent that there is an unexpected change in the yield curve it could have an adverse effect on our mortgage securities portfolio and our financial position.

Risks Related to our Capital Stock

There can be no assurance that our Common Stock or Series C Preferred Stock will continue to be traded in an active market.

Our Common Stock and our Series C Preferred Stock were delisted by the New York Stock Exchange (“NYSE”) in January 2008, as a result of failure to meet applicable standards for continued listing on the NYSE. Our common stock and Series C Preferred Stock are currently quoted by Pink OTC Markets’ inter-dealer quotation service as an OTCQB security. If the Series C Offer is successfully consummated, the Series C

Preferred Stock will no longer exist and there can be no assurance that an active trading market for our Common Stock will be maintained. Trading of securities on the Pink OTC Market is generally limited and is effected on a less regular basis than on exchanges, such as the NYSE, and accordingly investors who own or purchase our stock will find that the liquidity or transferability of the stock may be limited.

Additionally, a stockholder may find it more difficult to dispose of, or obtain accurate quotations as to the market value of, our stock. If an active public trading market cannot be sustained, the trading price of our common and preferred stock could be adversely affected and your ability to transfer your shares of our common and preferred stock may be limited.

We are not likely to pay dividends to our common or preferred stockholders in the foreseeable future.

To preserve liquidity, our Board of Directors has suspended dividend payments on our Series C Preferred Stock and Series D Preferred Stock. Dividends on our Series C Preferred Stock and Series D Preferred Stock continue to accrue and the dividend rate on our Series D Preferred Stock increased from 9.0% to 13.0%, compounded quarterly, effective January 16, 2008 with respect to all unpaid dividends and subsequently accruing dividends. No dividends can be paid on any of our Common Stock until all accrued and unpaid dividends on our Series C Preferred Stock and Series D Preferred Stock are paid in full. Accumulating dividends with respect to our preferred stock will negatively affect the ability of our common stockholders to receive any distribution or other value upon liquidation. Regardless of whether we exchange all of our outstanding Series C Preferred Stock and Series D Preferred Stock, it is unlikely that we will pay any cash or stock dividends on any shares of our Common Stock in the foreseeable future. The Indentures contain certain Negative Covenants (subject to certain exceptions in the Indentures) that prohibit the Company, from among other things, making any cash dividend or distribution payment unless the holders of the Senior Notes waive this restriction.

The market price and trading volume of Common Stock may be volatile following the Series C Offer and the Series D Exchange, which could result in substantial losses for our stockholders.

The market price of our capital stock can be highly volatile and subject to wide fluctuations. In addition, the trading volume in our capital stock may fluctuate and cause significant price variations to occur. Investors may experience volatile returns and material losses. Some of the factors that could negatively affect our share price or result in fluctuations in the price or trading volume of our capital stock include:

•	actual or perceived changes in our ability to continue as a going concern;

•	actual or anticipated changes in the delinquency and default rates on mortgage loans, in general, and specifically on the loans we invest in through our mortgage securities;

•	actual or anticipated changes in residential real estate values;

•	actual or anticipated changes in market interest rates;

•	actual or anticipated changes in our earnings and cash flow;

•	general market and economic conditions, including the operations and stock performance of other industry participants;

•	developments in the subprime mortgage lending industry or the financial services sector generally;

•	the impact of new state or federal legislation or adverse court decisions;

•	the activities of investors who engage in short sales of Common Stock;

•	actual or anticipated changes in financial estimates by securities analysts;

•	sales, or the perception that sales could occur, of a substantial number of shares of Common Stock by insiders;

•	additions or departures of senior management and key personnel; and

•	actions by institutional shareholders.

Our charter permits us to issue additional equity without shareholder approval, which could materially adversely affect our current stockholders.

Our charter permits our Board of Directors, without stockholder approval, to:

•	authorize the issuance of additional shares of Common Stock or preferred stock without stockholder approval, including the issuance of shares of preferred stock that have preference rights over the Common Stock with respect to dividends, liquidation, voting and other matters or shares of Common Stock that have preference rights over our outstanding common stock with respect to voting;

•	classify or reclassify any unissued shares of Common Stock or preferred stock and to set the preferences, rights and other terms of the classified or reclassified shares; and

•	issue additional shares of Common Stock or preferred stock in exchange for outstanding securities, with the consent of the holders of those securities.

In connection with any capital restructuring or in order to raise additional capital, we may issue, reclassify or exchange securities, including debt instruments, preferred stock or Common Stock. Any of these or similar actions by us may dilute your interest in us or reduce the market price of our capital stock, or both. Our outstanding shares of preferred stock have, and any additional series of preferred stock may also have, a preference on distribution payments that limit our ability to make a distribution to the holders of Common Stock. Because our decision to issue, reclassify or exchange securities will depend on negotiations with third parties, market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future issuances, if any. Further, market conditions could require us to accept less favorable terms for the issuance of our securities in the future. Thus, our shareholders will bear the risk that our future issuances, reclassifications and exchanges will reduce the market price of our stock and/or dilute their interest in us.

Other Risks Related to our Business

Our ability to use our NOLs and net unrealized built-in losses could be severely limited in the event of certain transfers of our voting securities.

We currently have recorded a significant net deferred tax asset, before valuation allowance, almost all of which relates to certain loss carryforwards and net unrealized built-in-losses. While we believe that it is more likely than not that we will not be able to utilize such losses in the future, the NOLs and net unrealized built-in losses could provide significant future tax savings to us if we are able to use such losses. However, our ability to use these tax benefits may be impacted, restricted or eliminated due to a future “ownership change” within the meaning of Section 382 of the Code. An ownership change could occur that would severely limit our ability to use the tax benefits associated with the NOLs and net unrealized built-in losses, which may result in higher taxable income for us (and a significantly higher tax cost as compared to the situation where these tax benefits are preserved). We believe the Series C Offer and Series D Exchange will not result in an ownership change, however, future stock issuances, redemptions or transactions by 5-percent stockholders or acquisitions could result in an “ownership change.”

We have proposed the adoption of the acquisition restrictions set forth in Article Ten of our proposed Articles of Amendment and Restatement, as described in “Proposal 4 — Charter Amendment To Preserve The Company’s Net Operating Loss Carryforwards — Description of the Acquisition Restrictions,” in order to reduce the likelihood that we will experience an ownership change under Section 382 of the Code. There can be no assurance, however, that this will prevent the Company from experiencing an ownership change and the adverse consequences that may arise therefrom.

Covenant restrictions under our indebtedness may limit our ability to operate our business.

Our Senior Notes and the Indentures governing the Senior Notes contain, among other things, covenants that may restrict our and our subsidiaries ability to finance future operations, capital needs or to engage in other business activities. Without the prior consent of the holders of our Senior Notes, the terms of our Senior Notes and the Indentures restrict, among other things, our ability and the ability of our subsidiaries to:

•	incur indebtedness;

•	create certain liens;

•	restrict payments by our subsidiaries to us;

•	restrict payments by us to our shareholders;

•	acquire our outstanding shares, or the shares of our subsidiaries;

•	make payments on debt securities pari passu or junior to the Senior Notes;

•	dispose of any equity interest in our subsidiaries; and

•	merge, consolidate, transfer and/or sell assets.

There can be no assurance that we will be able to receive the consent of the persons holding the Senior Notes should we have a need to take one of the restricted actions, which such limitation may hinder our ability to operate or grow our business in the future.

Some provisions of our charter, bylaws and Maryland law may deter takeover attempts, which may limit the opportunity of our stockholders to sell their common stock at favorable prices.

Certain provisions of our charter, bylaws and Maryland law could discourage, delay or prevent transactions that involve an actual or threatened change in control, and may make it more difficult for a third party to acquire us, even if doing so may be beneficial to our shareholders. For example, our Board of Directors is divided into three classes with three year staggered terms of office. This makes it more difficult for a third party to gain control of our Board of Directors because a majority of directors cannot be elected at a single meeting. Further, under our charter, generally a director may only be removed for cause and only by the affirmative vote of the holders of at least a majority of all classes of shares entitled to vote in the election for directors together as a single class. Our bylaws make it difficult for any person other than management to introduce business at a duly called meeting requiring such other person to follow certain advance notice procedures. Finally, Maryland law provides protection for Maryland corporations against unsolicited takeover situations.

Changes in accounting standards, subjective assumptions and estimates used by management related to complex accounting matters could have an adverse effect on results of operations.

Generally accepted accounting principles in the United States and related accounting pronouncements, implementation guidance and interpretations with regard to a wide range of matters, such as stock-based compensation, asset impairment, valuation reserves, income taxes and fair value accounting, are highly complex and involve many subjective assumptions, estimates and judgments by management. Changes in these rules or their interpretations or changes in underlying assumptions, estimates or judgments by management could significantly change our reported results.

The recently-enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and other rules and regulations promulgated thereunder could cause additional operating and compliance costs in addition to other uncertainties.

On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into federal law. The Dodd-Frank Act will have a broad impact on the financial services industry, including significant regulatory and compliance changes. Regulatory agencies will implement new regulations in the future that will establish the parameters of the new regulatory framework and provide a clearer understanding of the legislation’s effect on our business. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies, the full extent of the impact the Dodd-Frank Act will have on our operations is unclear. Nonetheless, while it is difficult to predict at this time what specific impact the Dodd-Frank Act and certain yet-to-be implemented rules and regulations will have on us, we expect that at a minimum our operating and compliance costs will increase.

The recently-enacted Health Care and Education Reconciliation Act of 2010 and proposed amendments thereto could cause our compensation costs to increase, adversely affecting our results and cash flows.

The recently-enacted Health Care and Education Reconciliation Act of 2010 and proposed amendments thereto contain provisions that could materially impact the future healthcare costs of the Company. While the legislation’s ultimate impact remains uncertain, it is possible that these changes could significantly increase our compensation costs which would adversely affect our results and cash flows.

Loss of key members of our management could disrupt our business.

We are heavily dependent upon certain key personnel and the loss of service of any of these senior executives could adversely affect our business. Our success depends on the Company’s ability to retain these key executives. The loss of any of these senior executives could have a material adverse effect on our business financial condition and results of operation. We may not be able to retain our existing senior management, fill new positions or vacancies created by expansion or turnover or attract additional qualified senior management personnel.

System interruptions or other technology failures could impair the Company’s operations.

We rely on our computer systems and service providers to consistently provide efficient and reliable service. System interruptions or other system intrusions, which may not be within the Company’s control, may impair the Company’s delivery of its products and services, resulting in a loss of customers and a corresponding loss in revenue.

BACKGROUND OF THE RECAPITALIZATION

Background of the Recapitalization

In 2007, to preserve liquidity, the Company’s Board of Directors suspended the payment of dividends on the Company’s Series C Preferred Stock and Series D Preferred Stock. Since then, preferred dividends have accrued and will continue to accrue at a rate of 8.90% per annum for the Series C Preferred Stock and a default rate of 13.0%, compounded quarterly, for the Series D Preferred Stock. Dividends on the Series D Preferred Stock compound quarterly, both with respect to the unpaid dividends and all subsequently accumulating dividends, and will continue to accrue at the default rate until the Board of Directors authorizes, and the Company pays to the Series D Holders, all accumulated and unpaid dividends on the Series D Preferred Stock (otherwise the dividend rate is 9.0% per annum). As of April 15, 2011, the Company had $55.9 million in accrued preferred dividends, $23.6 million of which related to the Series C Preferred Stock and $32.3 million of which related to the Series D Preferred Stock. As of April 15, 2011, the aggregate liquidating preference of the Series C Preferred Stock and the Series D Preferred Stock, which does not include accrued and unpaid dividends, was $74.8 million and $52.5 million, respectively. Therefore, the aggregate obligation as of April 15, 2011 was $183.2 million.

The Company does not believe that it is likely to produce cash flow before preferred dividends that satisfies or exceeds the Company’s growing dividend requirement, nor does the Company believe it is likely to be able to satisfy payment of its accumulated and unpaid preferred dividends, which will continue to grow to approximately $68.7 million and $88.1 million in 2011 and 2012, respectively, unless and until the Company pays its preferred holders the full amount of accumulated and unpaid preferred dividends. Moreover, the

Series D Preferred Stock mandatorily converts to Common Stock in 2016, at which point the liquidating preference of $52.5 million and accumulated and unpaid dividends, which are projected to be $61.7 million at the conversion date, become due. Based on the Company’s financial outlook, the Company does not believe it will be able to satisfy its obligation to its Series D Holders at or before the conversion date, nor does it believe it will have cash available to redeem its Series C Preferred Stock in the future, which is perpetual and does not have a maturity date, but which, if redeemed, would require payment of the liquidating preference of $74.8 million and accumulated and unpaid dividends related to the Series C Preferred Stock.

Management’s baseline financial projections call for net income after non-controlling interests and before preferred dividends for 2011 and 2012, respectively, of approximately $9.1 million and $14.5 million, while the Company’s preferred dividend requirement for those years will grow to approximately $17.8 million and $19.4 million if no preferred dividends are paid. This year-over-year growth in the Company’s preferred dividend requirement is due to the compounding nature of the Series D Preferred Stock. Even if the Company is able to meet its annual preferred dividend requirements, the Company must pay all accumulated and unpaid dividends on the Series C Preferred Stock and Series D Preferred Stock before making distributions to the holders of the Company’s Common Stock.

Below are the projected financial results that have been prepared to guide management, the Special Committee and the Board of Directors in making decisions regarding the Recapitalization of the Company. Primarily, these projected financial results are intended for the purpose of evaluating the Company’s ability to meet its contractual obligations to the Series C Holders and Series D Holders. The projections are presented as of September 30, 2010 because these are the projections that were considered by the Special Committee and the Board of Directors before approving the Series C Offer and the Series D Exchange. Certain information regarding the projections, where specifically indicated, is also presented as of December 31, 2010. (Please see the Note at the end of this section regarding the projected financial results.) The Company’s operating subsidiaries have limited operating history. Given the uncertainty about how these subsidiaries will perform, management prepares forecasts using a variety of scenarios. Presented below are two scenarios — a “baseline” forecast and a “low” forecast. In order for the Company to achieve the baseline results shown below, the operating subsidiaries, particularly StreetLinks, would need to produce significant growth during the years presented. The “low” scenario provides a forecast if lower growth is achieved. These two sets of forecasts are intended to provide a reasonable range of expected financial results for the Company. All references throughout this section refer to the “baseline” forecast.

The most significant assumption used in developing the projected financial results presented below is the number of orders to be completed by StreetLinks. The assumptions for order volume are based on recent trends and management’s expectation for StreetLink’s share of the appraisal market, new product development and estimates of mortgage lending trends.

Other critical assumptions include:

•	Gross and net margin for orders completed by StreetLinks;

•	Forecasted income and cash receipts on the Company’s mortgage securities;

•	Estimated costs of services, including cost of labor;

•	Interest rates; and

•	The cost of corporate overhead, most notably fees for professionals services including audit, tax and legal.

Projected Operating Results — Baseline Scenario (in thousands):

	2011	2012

Service fee income	$149,850	$194,250
Interest and other income	7,146	7,240
Cost of services	(125,996)	(161,833)
Other expenses	(19,838)	(22,192)
Net income attributable to non-controlling interests	(2,088)	(2,958)

Net income	$9,074	$14,507

Net increase in cash and cash equivalents	$14,051	$18,159

Projected Operating Results — Low Scenario (in thousands):

	2011	2012

Service fee income	$111,000	$111,000
Interest and other income	1,755	1,565
Cost of services	(93,625)	(93,625)
Other expenses	(15,514)	(15,424)
Net income attributable to non-controlling interests	(1,462)	(1,462)

Net income	$2,254	$2,054

Net increase in cash and cash equivalents	$6,130	$5,485

The following provides the future dividends payable and accruing based on the contractual obligations of the Series C Preferred Stock and the Series D Preferred Stock and assuming no payments are made.

Dividend Requirements of Preferred Stock (in thousands):

	2011	2012	2013	2014	2015

Balance, January 1	$50,900	$68,746	$88,235	$109,370	$132,487
Unpaid dividends earned by stockholders	17,846	19,489	21,135	23,117	25,371

Balance, December 31	$68,746	$88,235	$109,370	$132,487	$157,858

The Company also considered the following factors with respect to its ability to meet its preferred dividend obligations:

•	While the Company consolidates its two majority-owned operating subsidiaries, StreetLinks and Advent, cash and cash flow available to the Company’s operating subsidiaries may not be available to satisfy the Company’s holding company preferred stock dividend obligations because subsidiary cash and cash flow may be kept at the subsidiary level as working capital, and because the Company’s consolidated cash is shown gross of the minority ownership interest in both companies. Of the Company’s $16.8 million consolidated balance sheet cash and cash equivalents as of September 30, 2010, only $8.1 million was held at the holding company level (and of the Company’s $12.6 million consolidated balance sheet cash and cash equivalents as of December 31, 2010, only $8.4 million was held at the holding company level). Moreover, the Company’s forecasted net increase in holding company cash and cash equivalents for the years ended December 31, 2011 and December 31, 2012 was projected to be approximately $6.2 million and $5.5 million, respectively, as of September 30, 2010 (and was projected to be approximately $4.7 and $21.0, respectively, as of December 31, 2010).

•	Both StreetLinks and Advent have a limited operating history. The Company acquired StreetLinks in 2008 and Advent in 2009. As of September 30, 2010, projected net income from the Company’s investment in StreetLinks comprises 168% and 150% of the Company’s projected net income in 2011 and 2012, respectively, and projected increase in holding company cash and cash equivalents from the Company’s investment in StreetLinks comprises 104% and 116% of the Company’s projected increase in holding company cash and cash equivalents in 2011 and 2012, respectively. (As of December 31, 2010, projected net income from the Company’s investment in StreetLinks comprises 148% and 120% of the Company’s projected net income in 2011 and 2012, respectively, and projected increase in holding company cash and cash equivalents from the Company’s investment in StreetLinks comprises 135% and 89% of the Company’s projected increase in holding company cash and cash equivalents in 2011 and 2012, respectively.) Other than the projected increase in holding company cash and cash equivalents in 2012 as of December 31, 2010, these percentages are greater than 100 because corporate expenses exceed corporate income, primarily income from the Company’s securities portfolio. To achieve these projections, StreetLinks must achieve significant growth in number of appraisal orders over historical numbers of appraisal orders. While the Company believes that these assumptions are achievable based on recent trends and management’s expectation of StreetLinks’ share of the appraisal market, new product development and estimates of mortgage industry trends, there is a high level of uncertainty in the operating results of both StreetLinks and Advent. Factors such as a larger than expected industry-wide downturn in mortgage refinancing activity, regulatory changes, loss of key customers, and inability to continue to build StreetLinks’ customer base, among other factors, may have a material adverse effect on management’s financial projections for StreetLinks.

•	The Company’s legacy mortgage securities portfolio, which has generated significant cash flow in recent years, will continue to decline and ultimately will be reduced to zero. Because of the structure and nature of the mortgage securities in the Company’s portfolio, there is a high degree of uncertainty in their projected future cash flows.

•	Given the uncertainty in the Company’s business and the limited operating history of StreetLinks and Advent, management did not prepare baseline financial projections beyond the year ended December 31, 2012. However, if the Company remains in arrears on its preferred dividends, its annual preferred dividend requirement will increase in 2013, 2014 and 2015 to $21.1 million, $23.1 million, and $25.4 million, respectively, and the corresponding amount of accumulated and unpaid preferred dividends will increase to $109.4 million, $132.5 million, and $157.9 million, respectively. The Series D Preferred Stock mandatorily converts in 2016, at which point approximately $114.2 million of liquidating preference and accumulated and unpaid dividends will become due. Based on the growth prospects of the Company’s business, the Company believes that it is unlikely to produce cash flow before preferred dividends that exceeds its annual preferred dividend requirement. Likewise, the Company does not expect that it will be able to pay all of its accumulated and unpaid preferred dividends or pay amounts due to its Series D Holders when the Series D Preferred Stock converts.

•	The Company believes that its access to new capital is currently restricted due to its financial outlook. The Company believes it is unlikely that it will be able to raise new capital to increase cash available to satisfy its preferred stock obligations.

The Company also believes that the value received from a liquidation of its assets today would not be sufficient to cover the liabilities related to the Senior Notes, and thus, the Series C Holders would receive no benefit from a liquidation. Management estimated that the liquidation value of its liabilities in excess of its assets as of September 30, 2010 was $63.6 million (and as of December 31, 2010 was $65.3 million), which included all the trust preferred securities issued by Trust I/B and Trust II/B, which securities had an aggregate principal amount of $78.1 million. As described in the “Recent Developments” section, the trust preferred securities were cancelled and the Company issued Senior Notes which have an aggregate principal amount of $85.9 million. The trust preferred securities ranked, and the Senior Notes now rank, senior to both classes of the Company’s preferred stock and the Company’s Common Stock in liquidation preference.

Accumulated and unpaid dividends on the Company’s Series C Preferred Stock totaled $20.0 million as of September 30, 2010 (and $21.6 as of December 31, 2010) and the liquidating preference of the Company’s Series C Preferred Stock is $74.8 million. The Series C Preferred Stock is pari passu in liquidating preference and order of payment to the Series D Preferred Stock, which had accumulated and unpaid dividends of

$26.7 million as of September 30, 2010 (and $29.3 million as of December 31, 2010) and has a liquidating preference of $52.5 million. As of September 30, 2010, the aggregate liquidation value of the preferred equity interests is $174.0 million and therefore the negative value to the holders of the Common Stock was $239.3 million. As of December 31, 2010, the aggregate liquidation value of the preferred equity interests is $178.2 million and therefore the negative value to the holders of the Common Stock was $243.5 million.

Given the uncertainty inherent in the operating results and projected growth of its operating subsidiaries, StreetLinks and Advent, the Company has not calculated an estimated liquidation value for its investment in operating subsidiaries; however, the Company believes that the liquidation value of its investment in its operating subsidiaries is unlikely to exceed the $238.5 million premium to their current combined book value of $1.0 million as of September 30, 2010 (or the $243.7 million premium to their current combined book value of $(0.2) million as of December 31, 2010) that would be required for the liquidation preference of the Company’s assets to exceed its liabilities and the liquidating preference of its preferred stock.

Information available to the Company regarding a potential liquidation is summarized below as of September 30, 2010. The significant assumptions upon liquidation are as follows:

•	The recorded value of cash, mortgage securities, current assets, accounts payable, accrued expenses and other current liabilities is the value that would be realized or paid;

•	Notes receivable and fixed assets would be realized at the rate of 25% of their recorded value;

•	Goodwill has no value;

•	75% of the recorded value of non-current assets and liabilities would be realized or paid; and

•	The Company has not conducted a valuation of its operating subsidiaries and therefore, the analysis assumes that the recorded value of those subsidiaries would be realized upon liquidation.

		Estimated
	Recorded	Liquidation
	Value	Value

Assets	$41,138	$33,069
Liabilities	(97,147)	(96,674)

Net liabilities	(56,009)	(63,605)
Preferred equity interests:
Dividends payable	(46,636)	(46,636)
Liquidation value of preferred stockholders	(127,250)	(127,250)

Total preferred equity interests	(173,886)	(173,886)

Amount available to common stockholders	$(229,895)	$(237,491)

Based on a consideration of the above-described factors and the options available to the Company, the Company determined that it was in its best interest and the best interest of its stockholders to pursue a recapitalization of the Company.

On May 11, 2010, the Company’s Board of Directors appointed a special committee of disinterested directors (the “Special Committee”) to explore a potential recapitalization of the Company. The Special Committee is comprised entirely of directors who own neither Series C Preferred Stock nor Series D Preferred Stock, and who were not elected by holders of Series C Preferred Stock or Series D Preferred Stock as a class. Serving on the Special Committee is Messrs. Barmore, Burtscher and Mehrer. The Special Committee met four times in 2010 and met once in 2011.

In September 2010, the Board of Directors engaged Stifel, Nicolaus & Company, Incorporated (“Stifel”) at the recommendation of the Special Committee to assist it in evaluating a potential recapitalization, to act as the Board of Director’s independent financial advisor and assist the Special Committee in negotiating with the holders of the Series D Preferred Stock. Also in September 2010, the Special Committee began to formulate a transaction structure that would achieve the recapitalization of the Company. Generally, the Special Committee

considered during the negotiations with the Series D Holders and while formulating the terms of the Series C Offer the following factors:

•	the significant accumulated and unpaid dividends due to the Series C Preferred Stock and Series D Preferred Stock were a significant impediment to future growth of the Company;

•	until resolution was made with the outstanding dividends, it was unlikely that the market price of the Common Stock would experience any meaningful appreciation;

•	holders of Series C Preferred Stock and Series D Preferred Stock had a priority over the holders of Common Stock as to dividends (and as to any distribution or liquidation), and if this priority were eliminated through a recapitalization transaction, holders of Series C Preferred Stock and Series D Preferred Stock would need to receive some compensation;

•	the Company’s NOLs represented significant value to stockholders and that an “ownership change” under Section 382 of the Code, which would limit the value of the Company’s NOLs, should be avoided.

Beginning in September 2010, and continuing through October and November, the Special Committee regularly consulted with outside legal and accounting advisors regarding the proposed terms, structure and timing of such a proposed transaction. The outside legal advisors, Bryan Cave LLP and Venable LLP, and the outside accounting advisor, Deloitte and Touche LLP, were engaged by the Board of Directors to assist with matters related to the Series C Offer, though the Special Committee would also consult with these advisors as needed. During this time the Special Committee negotiated with employee-representatives of Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC, and Massachusetts Mutual Life Insurance Company on the terms of a potential recapitalization that would eventually result in what is now the Series D Exchange.

The Special Committee considered that the book value of the Company would improve because dividends payable, which were $46.7 million as of September 30, 2010 (and were $50.9 million as of December 31, 2010), would be removed from the balance sheet. The pro forma impact of the transaction is provided in detail under the heading “Capitalization.”

The Special Committee also considered the impact of the Recapitalization on the Company’s earnings per share. Dividends accumulating on the preferred stock must be subtracted from income in calculating earnings per share. Therefore, eliminating the preferred stockholder dividends would increase earnings per share. However, the Recapitalization would also increase the aggregate number of shares outstanding. The Company has not conducted an analysis to calculate the impact of the Recapitalization on expected future earnings per share. The impact of the Recapitalization on historical earnings per share, on a pro forma basis, is provided under the heading “Summary Historical and Unaudited Pro Forma Financial Information.” The Special Committee concluded that any negative impact to the earnings per share that may occur from the Recapitalization is outweighed by the elimination of the outstanding and future dividend obligation as discussed earlier in this “Background of the Recapitalization” section.

The Special Committee considered the impact on the Company’s liquidity. The Company has experienced constrained and reduced liquidity in recent years. However, the Special Committee deemed it appropriate to use a limited amount of cash and concluded to offer up to $3 million to effectuate the Recapitalization. The Special Committee concluded that using that amount of cash would not present a severe liquidity risk to the Company.

The Special Committee considered the impact of the Recapitalization on the potential value of the Company’s NOLs. The Company has approximately $324.4 million of NOLs available. In the event of an “ownership change,” as defined in Section 382 of the Code, the use of the NOLs would be severely limited. Generally, an “ownership change” defined in the Code occurs if one or more stockholders, each of whom owns 5% or more (by value) of a company’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. The shares issued in the Recapitalization have been limited to prevent an “ownership change.” The Company has received a private letter ruling from the Internal Revenue Service (the “IRS”)

regarding the proposed Recapitalization, which provides guidance with respect to the treatment of the Series D Holders and significantly reduces the risk that the NOLs will not be preserved. The applicability of the private letter ruling would need to be reevaluated if there are significant changes to the actual transactions completed by the Company. However because the total number of shares of Common Stock that may be issued pursuant to the Recapitalization is approaching the maximum number of shares that the Company can issue and preserve its NOLs, additional transactions involving sales of Company stock by 5-percent stockholders and stock issuances and redemptions in the near term is restricted. Therefore, there is a risk that the NOLs may not be preserved in the future. See “Proposal 4 — Charter Amendment to Preserve the Company’s Net Operating Loss Carryforwards.”

The following items were the material points negotiated between the Special Committee and the Series D Holders:

•	the proper amount of cash per share of Series D Preferred Stock;

•	the proper number of shares of Common Stock to be issued for each share of Series D Preferred Stock;

•	whether the mix of exchange consideration (cash and Common Stock) would be fixed or variable;

•	whether to lock up the voting rights held by the Series D Holders that each would have after the Series D Exchange;

•	the elimination of the accumulated and unpaid dividends owed to the outstanding Series D Preferred Stock;

•	consideration for preserving the Company’s existing NOLs;

•	consideration of each factor above in light of a potential transaction with the Series C Holders;

•	whether the Common Stock issued to the Series D Holders in a private placement would be granted the right to demand registration at a later time and the terms of such registration rights; and

•	the conditions upon which the Series D Exchange would be completed.

Simultaneous with the negotiations with the Series D Holders, the Special Committee formulated the terms of the Series C Offer. The Special Committee did not negotiate the terms of the Series C Offer. The Special Committee formulated the terms of the Series C Offer with the aid of the Stifel and the Company’s legal advisors, and through consultation with members of the Board of Directors elected by the Series C Holders. The following items were the material points considered by the Special Committee in formulating the terms of the Series C Offer:

•	the proper amount of cash per share of Series C Preferred Stock;

•	the proper number of shares of Common Stock to be issued for each share of Series C Preferred Stock;

•	whether the mix of exchange consideration (cash and Common Stock) would be fixed or variable;

•	whether to preserve continuity of the Board of Directors following the Recapitalization;

•	the elimination of the accumulated and unpaid dividends owed to the outstanding Series D Preferred Stock;

•	consideration for preserving the Company’s existing NOLs; and

•	the likelihood of obtaining the required percentage to consummate the contemplated Recapitalization.

On December 10, 2010 the Special Committee and the Board of Directors of the Company approved the Exchange Agreement establishing the terms of the Series D Exchange, the Voting Agreement and the terms of the Series C Offer, as more fully described below in the “— Findings and Conclusions of the Special Committee” and “— Findings and Conclusions of the Board of Directors” subsections in both the “Background of the Recapitalization” and the “Fairness of the Recapitalization to the Series C Holders” sections. Also on December 10, 2010, the Company issued a press release announcing the Recapitalization and the future filing of the special meeting proxy statement with the SEC. The Board of Directors has discussed the possibility of enacting a shareholder rights plan in the future as an additional measure of protection for the Company’s NOLs.

On April 14, 2011, the Special Committee and the Board of Directors each reconfirmed their approval of the Series D Exchange and the terms of the Series C Offer upon review of the same factors as reviewed by the Special Committee and the Board of Directors, respectively, on December 10, 2010, and in the case of the Board of Directors, upon recommendation of the Special Committee to reconfirm its approval. On April [ • ], 2011, the Company mailed the proxy statement/consent solicitation/prospectus that is part of the Registration Statement and the Letter of Transmittal and other Series C Offer documents to the Series C Holders.

Note:  Management’s financial projections and liquidation value estimates presented in this section and throughout the proxy statement are subject to a number of risks and uncertainties, and are inherently uncertain and unpredictable. While the Company’s financial projections and liquidation value estimates are based on assumptions that management believes to be reasonable, these were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The assumptions may be incomplete, incorrect or adversely affected by unanticipated events. Actual results and liquidation values will vary from these projections and estimates and the variations may be material and adverse. The projected results and liquidation value estimates were intended to be used by management, the Special Committee and the Board of Directors solely for the purpose of evaluating the proposed Recapitalization. Stockholders should not place undue reliance on the prospective financial information or use these results for any other purpose than to evaluate the Recapitalization and the proposals presented herein. These projections should be viewed as part of this proxy statement and should be considered alongside other disclosures herein, including Risk Factors, Capitalization, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Description of Business. Stockholders should not expect the Company to update these forecasts beyond the date of the proxy statement. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

Considerations by the Special Committee and the Board of Directors of the Company

On December 10, 2010, the Special Committee met to review the terms of the proposed transaction. The Special Committee reviewed and discussed the terms of the Exchange Agreement, Voting Agreement, Registration Rights Agreement, Articles of Amendment and Restatement, and the draft Schedule TO-I/13E-3, as well as the draft registration statement on Form S-4.

The Special Committee received a report from management as to the negotiations for the contemplated transactions. At the same meeting and at the meeting of the Board of Directors that immediately followed, the Special Committee and the Board of Directors also reviewed a detailed presentation by representatives of Stifel regarding the financial and comparative analyses on which Stifel’s opinion was based and considered the opinion of Stifel, dated as of December 10, 2010, that, subject to the factors, assumptions, qualifications and limitations set forth in the opinion, as of the date of the opinion, the Series C Offer and the Series D Exchange were fair, from a financial point of view, to the holders of Common Stock. A summary of the presentations and opinion delivered by Stifel and additional information regarding Stifel’s selection and qualifications are set forth in the subsection “Opinion of NovaStar’s Financial Advisor” in this “Background of the Recapitalization” section. A copy of the presentation of Stifel to the Board of Directors, dated December 10, 2010, was filed as Exhibit (c)(2) to Amendment No. 3 to Schedule TO-I/13E-3 filed by the Company on April 15, 2011, and is incorporated herein by reference.

On April 14, 2011, the Special Committee met to again review the terms of the Series C Offer, the Consent Solicitation and the Series D Exchange as of that date. The Special Committee received a report from management as to the status of the Series C Offer, the Consent Solicitation and the Series D Exchange as of the meeting date. At the same meeting, and at the meeting of the Board of Directors that immediately followed, the Special Committee and the Board of Directors also reviewed a detailed presentation by representatives of Stifel regarding the financial and comparative analyses on which Stifel’s bring-down opinion was based and considered the bring-down opinion of Stifel, dated as of April 14, 2011, that, subject to the factors, assumptions, qualifications and limitations set forth in the bring-down opinion, as of the date of the bring-down opinion, the Series C Offer and the Series D Exchange were fair, from a financial point of view, to the holders of Common Stock. A summary of the presentation and bring-down opinion delivered by Stifel is set forth in the subsection “Bring-Down Opinion of NovaStar’s Financial Advisor” in the “Background of the Recapitalization” section. A copy of the presentation of Stifel to the Board of Directors, dated April 14, 2011, was filed as Exhibit (c)(4) to Amendment No. 3 to Schedule TO-I/13E-3 filed by the Company on April 15, 2011, and is incorporated herein by reference.

Though the Company will not seek consent from the holders of the Company’s Common Stock to approve the Series C Offer and Series D Exchange, the Company will seek approval of the holders of the Common Stock for the Proposals to be considered at the special meeting. The Proposals must be approved to effectuate the Series C Offer and Series D Exchange. Furthermore, the Board of Directors recognizes that it owes important fiduciary duties to all of the Company’s stockholders and would not have approved the Recapitalization if it were not fair to the holders of Common Stock.

At the December 10, 2010 meeting and the April 14, 2011 meeting, the Special Committee considered and discussed certain factors that affect the fairness of the transaction to the Company’s stockholders, including:

•	whether the contemplated Recapitalization would threaten the Company’s ability to utilize its NOLs; and

•	the short-term and long-term effects on the Company’s ability to access capital markets as a result of the Recapitalization.

At both the December 10, 2010 meetings and the April 14, 2011 meetings, the Special Committee and Board of Directors each considered as factors that positively affected the fairness of the Recapitalization to the holders of the Company’s Common Stock the following:

•	the elimination of the accumulated but unpaid dividends, now and in the future, by eliminating the preferred stock;

•	the elimination of the liquidation preference associated with the preferred stock; and

•	the improvement to the Company’s adjusted book value per share of Common Stock on an adjusted pro forma basis.

At both the December 10, 2010 meetings and the April 14, 2011 meetings, the Special Committee and Board of Directors each considered as factors that negatively affected the fairness of the Recapitalization to the holders of the Company’s Common Stock the following:

•	the risk that if the IRS determines the Company, by issuing additional Common Stock, underwent an “ownership change,” as defined in Section 382 of the Code, the Company’s ability to utilize its NOLs of approximately $324.4 million to offset future income may be limited;

•	the dilution of the Common Stock, as the number of outstanding shares of Common Stock would increase from 9,368,053 to 90,353,253 if the Series C Offer and the Series D Exchange are completed successfully; and

•	the liquidity impacts on the Company resulting from a cash expenditure of up to $3,000,000 to complete both the Series C Offer and the Series D Exchange.

The Special Committee also considered several factors at the December 10, 2010 meeting and the April 14, 2011 meeting that specifically affected the fairness of the transaction to the holders of the Company’s Series C Preferred Stock. These factors are discussed below in the subsection titled “Considerations by the Special Committee and the Board of Directors of the Company” in the “Fairness of the Series C

Offer to the Series C Holders” section. Because the Series D Exchange was a negotiated transaction between the Company and the Series D Holders, the Board of Directors did not perform an analysis to determine whether the Series D Exchange was fair to the Series D Holders before approving that transaction.

Immediately following both the Special Committee meeting on December 10, 2010 and the Special Committee meeting on April 14, 2011, the Board of Directors met to review the terms of the Series C Offer and Series D Exchange as of each date. At the December 10, 2010 meeting and the April 14, 2011 meeting, the Board of Directors reviewed and conducted the same analysis as to fairness issues and as to positive and negative factors as the Special Committee.

Opinion of NovaStar’s Financial Advisor

Stifel acted as financial advisor to the Company’s Board of Directors in connection with the Recapitalization and related matters. Stifel is a nationally recognized investment banking and securities firm with membership on all the principal United States securities exchanges and expertise in transactions similar to the Recapitalization. As part of its investment banking activities, Stifel is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

The Company received bids from six investment banks seeking to act as the financial advisor in connection with the Recapitalization, one of such investment banks was Stifel. Stifel had advised the Board of Directors in the original issuance of the Series D Preferred Stock and it has been involved with certain other Company capital transactions. The Company’s management and the Board of Directors considered that Stifel had strong experience in the capital markets and believed that Stifel had the relevant experience to assist with the Recapitalization. Stifel demonstrated a high desire to work with the Company again and presented a very reasonable fee proposal. For the aforementioned reasons, the Company’s management recommended that the Board of Directors hire Stifel for advice with the Recapitalization and for the fairness opinion.

On December 10, 2010, Stifel gave a detailed presentation during which Stifel rendered its oral opinion, which was later confirmed in writing, to the Board of Directors that, as of the date of Stifel’s written opinion, the financial terms of the potential Recapitalization were fair to the holders of the Company’s Common Stock, from a financial point of view. Stifel’s opinion will be made available for inspection and copying at the principal executive offices of the Company at 2114 Central Street, Suite 600, Kansas City, Missouri 64108, during its regular business hours by any interested equity security holder of the subject company or representative who has been so designated in writing.

This “Opinion of NovaStar’s Financial Advisor” subsection provides a summary of Stifel’s opinion as well as the December 10, 2010 presentation delivered by representatives of Stifel to the Board of Directors. The full text of Stifel’s written opinion, dated December 10, 2010, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Stifel has provided its consent to using such opinion in this proxy statement. Holders of the Company’s Common Stock are urged to, and should, read Stifel’s opinion carefully and in its entirety in connection with this proxy statement. The summary of the opinion of Stifel set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion of Stifel will not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Recapitalization.

No limitations were imposed by the Board of Directors or the Special Committee on the scope of Stifel’s investigation or the procedures to be followed by Stifel in rendering its opinion. In arriving at its opinion, Stifel did not ascribe a specific range of values to the Company or any class of its securities. Stifel’s opinion is based on the financial and comparative analyses described below. Stifel’s opinion was for the information of, and directed to, the Special Committee and the Board of Directors for their information and assistance in connection with the consideration of the financial terms of the Recapitalization. Stifel’s opinion was not intended to be, and does not constitute, a recommendation to the Special Committee, the Board of Directors or

any stockholder of the Company as to how the Special Committee, the Board of Directors or any of the Company’s stockholders should vote on the Recapitalization terms or any aspect thereof, or whether or not any of the Company’s stockholders should elect the Cash-and-Stock Option or the Stock-Only Option in connection with the Series C Offer, or whether or not any of the Company’s stockholders should enter into the Exchange Agreement or any voting, stockholders’ or affiliate agreement with respect to the Recapitalization or any aspect thereof, or exercise any dissenters’ or appraisal rights that may be available to such stockholder or member. In addition, Stifel’s opinion does not compare the relative merits of the Recapitalization (or any aspect thereof) with any other alternative transaction or business strategy which may have been available to the Special Committee, the Board of Directors or the Company to proceed with or effect the Recapitalization (or any aspect thereof). Stifel was not requested to, and Stifel did not, explore alternatives to the Recapitalization or solicit the interest of any other parties in pursuing transactions with the Company.

In connection with its opinion, Stifel, among other things:

•	reviewed and analyzed a draft copy of the proxy statement/consent solicitation/prospectus that is part of the Registration Statement as of December 4, 2010;

•	reviewed and analyzed a draft copy of the Exchange Agreement as of November 15, 2010;

•	reviewed the audited consolidated financial statements of the Company as of December 31, 2009, 2008 and 2007 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of such fiscal years contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009; together with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010;

•	reviewed and analyzed certain other publicly available information concerning the Company, including the terms of the Series C Preferred Stock and Series D Preferred Stock;

•	reviewed certain non-publicly available information regarding the Company’s business plan and other internal financial statements and analyses relating to the Company’s business;

•	participated in certain discussions and negotiations among representatives of the Company, the Series C Preferred Stock and the Series D Preferred Stock regarding the terms of the Recapitalization and the Exchange Agreement and other matters;

•	reviewed the reported prices and trading activity of the equity securities of the Company;

•	discussed the past and current operations, financial condition and future prospects of the Company with senior executives of the Company;

•	analyzed certain publicly-available information concerning the terms of selected merger and acquisition transactions that it considered relevant to its analysis;

•	reviewed and analyzed certain publicly-available financial and stock market data relating to selected public companies that it deemed relevant to its analysis;

•	conducted such other financial studies, analyses and investigations and considered such other information as it deemed necessary or appropriate for purposes of Stifel’s opinion; and

•	took into account Stifel’s assessment of general economic, market and financial conditions and Stifel’s experience in other transactions, as well as Stifel’s experience in securities valuations and Stifel’s knowledge of the financial services industry generally.

In rendering its opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company or StreetLinks, or that was otherwise reviewed by Stifel, and did not assume any responsibility for independently verifying any of such information.

With respect to the financial forecasts supplied to Stifel by the Company, Stifel has assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of

Company’s management as to the future operating and financial performance of the Company and StreetLinks, as applicable, and that they provided a reasonable basis upon which Stifel could form its opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this projected information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

Stifel also assumed, without independent verification and with the Company’s consent, that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or StreetLinks since the date of the last financial statements made available to Stifel prior to rendering its opinion. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of the Company’s or StreetLinks’ respective assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy. Stifel relied on advice of the Company’s counsel as to certain legal and tax matters with respect to the Company, the proxy statement/consent solicitation/prospectus that is part of the Registration Statement, the Exchange Agreement and the Recapitalization and other transactions and other matters contained or contemplated therein. Stifel has assumed, with the Company’s consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approvals and that all conditions to the Recapitalization will be satisfied and not waived. In addition, Stifel has assumed that the definitive proxy statement/consent solicitation/prospectus that is part of the Registration Statement and the Exchange Agreement will not differ materially from the draft Stifel reviewed. Stifel has also assumed that the Recapitalization will be consummated substantially on the terms and conditions described in the proxy statement/consent solicitation/prospectus that is part of the Registration Statement and the Exchange Agreement, each without any waiver of material terms or conditions by the Company or any other party to any transaction contemplated therein, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Recapitalization or any other related transaction will not have an adverse effect on the Company.

Stifel’s opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to Stifel as of, the date of the letter. It is understood that subsequent developments may affect the conclusions reached in the opinion and that Stifel does not have any obligation to update, revise or reaffirm Stifel’s opinion, except as otherwise set forth in Stifel’s engagement letter agreement with the Company. Stifel also did not perform or rely upon certain analyses that Stifel would customarily prepare for the Company in connection with a fairness opinion because such analyses were deemed not to be meaningful for various reasons.

Stifel’s opinion is limited to whether the financial terms of the Recapitalization are fair to the Company’s holders of Common Stock, from a financial point of view. Stifel’s opinion does not consider, include or address: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board of Directors, the Special Committee or the Company; (ii) the legal, tax or accounting consequences of the Recapitalization (or any aspect thereof) on the Company or its stockholders including, without limitation, whether or not the Recapitalization will trigger an “ownership change” pursuant to Section 382 of the Code or otherwise affect the tax status of the Company’s NOLs; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Recapitalization (or any aspect thereof) on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Common Stock, or any class of securities of any other party to any transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; (v) any advice or opinions provided by any other advisor to the Company or any other party to the Recapitalization; (vi) any other transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement other than the Recapitalization; (vii) any potential transaction by any party to the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement which is not contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; (viii) the effect of any pending or threatened litigation involving any party to the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement on the Recapitalization (or any aspect thereof) or any other transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; or (ix) the fairness of the Series C Offer, the Series D Exchange or any other individual aspect of the Recapitalization without taking into account the other aspects of the Recapitalization. Furthermore, Stifel’s opinion does not express any opinion as to the prices, trading range or volume at which the securities of the Company will trade following public announcement or consummation of the Recapitalization or any aspect thereof.

Stifel is not a legal, tax, regulatory or bankruptcy advisor. Stifel has not considered any legislative or regulatory changes recently adopted or currently being considered by the United States Congress, the various federal banking agencies, the SEC, or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Stifel’s opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company.

In connection with rendering its opinion, Stifel performed a variety of financial analyses that are summarized below. Such summary does not purport to be a complete description of such analyses. Stifel believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and processes underlying its opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analyses or factors considered by it. The range of valuations resulting from any particular analysis described below should not be taken to be Stifel’s view of the actual value of the Company. In its analyses, Stifel made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of the Company. Any estimates contained in Stifel’s analyses are not necessarily indicative of actual future values or results, which may be significantly more or less favorable than suggested by such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the actual prices at which companies or their securities actually may be sold. No company or transaction utilized in Stifel’s analyses was identical to the Company or the Recapitalization. Accordingly, an analysis of the results described below is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other facts that could affect the public trading value of the companies to which they are being compared. None of the analyses performed by Stifel was assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which the Company’s securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

In accordance with customary investment banking practice, Stifel employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses that Stifel used in providing its opinion. Some of the summaries of financial analyses are presented in tabular format. In order to understand the financial analyses used by Stifel more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of Stifel’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary data set forth below do not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with its opinion. Rather, Stifel made its determination as to the fairness to holders of the Common Stock of the financial terms of the Recapitalization, from a financial point of view, on the basis of its experience and professional judgment after considering the results of all of the analyses performed. Accordingly, the data included in the summary tables and the corresponding imputed ranges of value for the Company should be considered as a whole and in the context of the full narrative description of all of the financial analyses set forth in the following pages, including the assumptions underlying these analyses. Considering the data included in the summary table without considering the full narrative description of all of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the financial analyses performed by Stifel.

Context for the Decision to Pursue an Exchange of the Preferred Stock.  Stifel considered a number of situational factors relevant to its analysis, including, but not limited to the following:

•	The Series C Preferred Stock and the Series D Preferred Stock rank senior to all classes or series of the Company’s Common Stock with respect to dividend rights and the distribution of assets upon the Company’s liquidation. As of September 30, 2010, the Company had $46.7 million in accrued and unpaid preferred dividends which must be paid before making any distributions to the Company’s Common Shares. This obligation is expected to grow to $68.7 million, $88.1 million and $109.2 million in 2011, 2012 and 2013, respectively, which may impede the growth of any strategic options available to the Company, and which, if not impeded, could increase cash flow available to all stockholders in the future. Furthermore, the mandatory conversion of the Series D Preferred Stock in 2016 does not alleviate the requirement of the Company to pay the accrued and unpaid dividends on the Series D Preferred Stock in cash;

•	Most sale transactions would trigger an “ownership change” under Section 382 of the Code, which would substantially limit the use of the Company’s tax loss carryforwards, which totaled approximately $324.4 million at September 30, 2010;

•	In order to achieve meaningful growth, the Company may need access to capital in the future, which may be restricted until the Company resolves its capital structure such that there is positive common equity; and

•	Negotiation of the terms of any potential exchange would be influenced by the impact of an “ownership change” under Section 382 of the Code, and the preference of the preferred stockholders to receive some cash, balanced with management’s view of the Company’s liquidity needs, and the various stockholder approvals required to complete the Recapitalization.

Financial Impact of the Recapitalization.  Stifel reviewed certain estimated future operating and financial information based on two cases of projected financial results developed by the Company for the 12-month periods ending December 31, 2011 and December 31, 2012 and the potential incremental financial impact of the Recapitalization which estimates are shown in the table below. Based on this analysis, on a pro forma basis, the Recapitalization is forecasted to be accretive to the Company’s earnings per share for each of the 12-month periods ending December 31, 2011 and December 31, 2012. The relevant estimates reviewed were as follows:

	2011	2012

Middle Case Adjusted Per Share Estimates
Pro Forma Earnings (Loss) Per Share	$0.12	$0.18
Status Quo Earnings (Loss) Per Share	(0.94)	(0.52)
Stressed Case Adjusted Per Share Estimates
Pro Forma Earnings (Loss) Per Share	$0.04	$0.04
Status Quo Earnings (Loss) Per Share	(1.66)	(1.85)

Additionally, Stifel reviewed the Company’s book value per share, a range of estimated adjusted common equity per share (as defined below), and gross estimated deferred tax asset per share as of September 30, 2010 and the potential incremental financial impact of the Recapitalization on these figures, which estimates are shown in the table below. These estimates were made for the purposes of Stifel’s evaluation process only. These figures are not determined in accordance with GAAP.

For purposes of Stifel’s analysis:

•	“Book Value Per Share” is defined as total equity less the aggregate liquidating preference of the Company’s preferred stock, divided by shares outstanding;

•	“Adjusted Book Value Per Share” is defined as total equity, less the aggregate liquidating preference of the Company’s preferred stock, plus an estimated range of value, in excess of carrying value, attributable to the Company’s investment in StreetLinks, plus an estimated range of the present value of the tax benefits attributable to the Company’s deferred tax asset, divided by shares outstanding. Stifel arrived at a range of value for the StreetLinks investment through an examination of the trading multiples of certain publicly traded reference companies, the multiples of certain reference transactions, and a discounted cash flow analysis based on the financial projections supplied for StreetLinks by the Company. Stifel’s range of value for the deferred tax asset was based on the financial projections supplied by the Company, as well as the Company’s estimates of realizable tax benefits and a range of discount rates; and

•	“Gross Deferred Tax Asset Per Share” is defined as the estimated nominal future tax benefits available to the Company based on the Company’s projections and management’s estimates, divided by shares outstanding. This figure is not adjusted for the valuation allowance held against the Company’s deferred tax asset. Under GAAP, the Company has provided a 100% valuation allowance against the deferred tax asset.

	Low	High

Book Value Per Share
Pro Forma Book Value Per Share	$(0.66)	$(0.66)
Status Quo Book Value Per Share	(24.54)	(24.54)
Adjusted Book Value Per Share
Pro Forma Adjusted Book Value Per Share	$(0.15)	$1.17
Status Quo Adjusted Book Value Per Share	(19.69)	(6.90)
Gross Deferred Tax Asset Per Share
Pro Forma Gross Deferred Tax Asset Per Share	$1.16	$1.16
Status Quo Gross Deferred Tax Asset Per Share	11.21	11.21

Based on this analysis, the Recapitalization is expected to be accretive to the Company’s earnings per share in 2011 and 2012; accretive to the Company’s September 30, 2010 book value per share and adjusted book value per share; and dilutive to the Company’s gross deferred tax asset per share. The estimates of future operating and financial information for the Company were based on the estimated balance sheet of the Company as of the date of the Exchange Agreement, but also give effect to several events which, at the date of the Exchange Agreement had not yet occurred but were assumed to occur in the future.

Liquidation Analysis.  Stifel estimated the value of the common equity of the Company assuming the liquidation of all of the assets and liabilities of the Company at their estimated realizable values. For purposes only of Stifel’s evaluation process, management provided Stifel with low and high estimates of fair market values. Stifel utilized this information to establish the estimates shown in the table below.

	Low	High

Value of the Company’s Common Equity (in 000s)
Pro Forma Liquidation Value of Common Equity*	$(21,801)	$71,179
Status Quo Liquidation Value of Common Equity*	(195,687)	(102,707)
Value of the Company’s Common Equity Per Share:
Pro Forma Liquidation Value Per Share of Common Equity*	$(0.24)	$0.79
Status Quo Liquidation Value Per Share of Common Equity*	(20.89)	(10.96)

*	It should be noted that holders of Common Stock would receive $0 in the instance that the value to holders of Common Stock based on this analysis is less than $0.

Based on this analysis the Recapitalization is expected to be accretive or neutral to the Company’s liquidation value per common share.

Omitted Analyses.  Stifel considered including several analyses traditionally employed in fairness opinions but determined that these analyses would not be appropriate because of several complicating factors, including:

•	The impact of the underlying financial condition of the Company and the impact of the terms of the Company’s preferred stock on the financial terms of the Recapitalization, which prevents a meaningful comparison to other Recapitalization transactions;

•	The Company’s multiple and unique businesses, which, coupled with the Company’s liquidity, capital structure and profitability characteristics, prevent a meaningful comparison to other public companies;

•	Although the Company projects positive net income in 2011 and 2012, cash will not be available to holders of Common Stock unless and until the Company is able to pay approximately $46.7 million in accrued and unpaid preferred dividends and meets an annual dividend service requirement on the preferred stock which is approximately $17 million annually, a portion of which continues to compound at a rate of 13%;

•	The Common Stock holders’ deficit per share; and

•	The illiquidity and volatility in the Common Stock.

Based upon Stifel’s consideration of the context for the decision to pursue an exchange of the preferred stock, the financial impact of the Recapitalization, being accretive to the Company’s earnings per share, book value per share and adjusted book value per share, and the impact of the Recapitalization being accretive or neutral to the liquidation value of the Common Stock, and the other factors and analyses described herein, Stifel determined that the financial terms of the potential Recapitalization were fair to the holders of the Company’s Common Stock, from a financial point of view.

Stifel’s opinion was among the many factors taken into consideration by the Company’s Special Committee and the Board of Directors in making their determination to approve the Recapitalization on December 10, 2010. The amount of Offer Consideration was determined by the Board of Directors and was not recommended by Stifel.

Stifel, which is unaffiliated with the Company, entered into an engagement letter with the Company’s Board of Directors and the Company, dated September 8, 2010, under which Stifel has received retainer fees of $50,000 for each of the months September 2010 through April 2011, an opinion fee of $200,000, and a bring-down opinion fee of $100,000. Stifel will not receive any significant payment or compensation contingent upon successful consummation of the Recapitalization or any aspect thereof. In addition, the Company has agreed to indemnify Stifel for certain liabilities arising out of Stifel’s engagement. In the past, Stifel has performed investment banking services for the Company from time to time for which Stifel received customary compensation. Stifel may seek to provide investment banking services to the Company or its respective affiliates in the future, for which Stifel would seek customary compensation. In the ordinary course of business, Stifel and its clients trade in the securities of the Company and, accordingly, may at any time hold a long or short position in such securities. No material relationship existed during the past two years or is mutually understood to be contemplated, nor was any compensation received or to be received as a result of the relationship between (i) Stifel, its affiliates or unaffiliated representatives and (ii) the Company or its affiliates.

Bring-Down Opinion of Novastar’s Financial Advisor

On April 14, 2011, Stifel gave a detailed presentation during which Stifel rendered its oral bring-down opinion, which was later confirmed in writing, to the Board of Directors that, as of the date of Stifel’s written bring-down opinion, the financial terms of the potential Recapitalization were still fair to the holders of the Company’s Common Stock, from a financial point of view because the original opinion was delivered on December 10, 2010. Stifel’s bring-down opinion will be made available for inspection and copying at the principal executive offices of the Company at 2114 Central Street, Suite 600, Kansas City, Missouri 64108, during its regular business hours by any interested equity security holder of the subject company or representative who has been so designated in writing.

This “Bring-Down Opinion of NovaStar’s Financial Advisor” subsection provides a summary of Stifel’s bring-down opinion as well as the April 14, 2011 presentation delivered by representatives of Stifel to the Board of Directors. The full text of Stifel’s written bring-down opinion, dated April 14, 2011, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix C to this proxy statement and is incorporated herein by reference. Stifel has provided its consent to using such bring-down opinion in this proxy statement. Holders of the Company’s Common Stock are urged to, and should, read Stifel’s bring-down opinion carefully and in its entirety in connection with this proxy statement. The summary of the bring-down opinion of Stifel set forth in this proxy statement is qualified in its entirety by reference to the full text of such bring-down opinion. The bring-down opinion of Stifel will not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Recapitalization.

No limitations were imposed by the Board of Directors or the Special Committee on the scope of Stifel’s investigation or the procedures to be followed by Stifel in rendering its bring-down opinion. In arriving at its bring-down opinion, Stifel did not ascribe a specific range of values to the Company or any class of its securities. Stifel’s bring-down opinion is based on the financial and comparative analyses described below. Stifel’s bring-down opinion was for the information of, and directed to, the Special Committee and the Board of Directors for their information and assistance in connection with the consideration of the financial terms of the Recapitalization. Stifel’s bring-down opinion was not intended to be, and does not constitute, a recommendation to the Special Committee, the Board of Directors or any stockholder of the Company as to how the Special Committee, the Board of Directors or any the Company’s stockholders should vote on the Recapitalization terms or any aspect thereof, or whether or not any of the Company’s stockholders should elect the Cash-and-Stock Option or the Stock-Only Option in connection with the Series C Offer, or whether or not any of the Company’s stockholders should enter into the Exchange Agreement or any voting, stockholders’ or affiliate agreement with respect to the Recapitalization or any aspect thereof, or exercise any dissenters’ or appraisal rights that may be available to such stockholder or member. In addition, Stifel’s bring-down opinion does not compare the relative merits of the Recapitalization (or any aspect thereof) with any other alternative transaction or business strategy which may have been available to the Special Committee, the Board of Directors or the Company to proceed with or effect the Recapitalization (or any aspect thereof). Stifel was not requested to, and Stifel did not, explore alternatives to the Recapitalization or solicit the interest of any other parties in pursuing transactions with the Company.

In connection with its bring-down opinion, Stifel, among other things:

•	reviewed and analyzed a draft copy of the proxy statement/consent solicitation/prospectus that is part of the Registration Statement as of March 24, 2011;

•	reviewed and analyzed the Exchange Agreement dated December 10, 2010;

•	reviewed the audited consolidated financial statements of the Company as of December 31, 2010, 2009, 2008 and 2007 and the related audited consolidated statements of income, shareholders’ equity and cash flows for each of such fiscal years contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010;

•	reviewed and analyzed certain other publicly available information concerning the Company, including the terms of the Series C Preferred Stock and Series D Preferred Stock;

•	reviewed certain non-publicly available information regarding the Company’s business plan and other internal financial statements and analyses relating to the Company’s business;

•	participated in certain discussions and negotiations among representatives of the Company, the Series C Preferred Stock and the Series D Preferred Stock regarding the terms of the Recapitalization and the Exchange Agreement and other matters;

•	reviewed the reported prices and trading activity of the equity securities of the Company;

•	discussed the past and current operations, financial condition and future prospects of the Company with senior executives of the Company;

•	analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that it considered relevant to its analysis;

•	reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that it deemed relevant to its analysis;

•	conducted such other financial studies, analyses and investigations and considered such other information as it deemed necessary or appropriate for purposes of Stifel’s bring-down opinion; and

•	took into account Stifel’s assessment of general economic, market and financial conditions and Stifel’s experience in other transactions, as well as Stifel’s experience in securities valuations and Stifel’s knowledge of the financial services industry generally.

In rendering its bring-down opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company, Advent or StreetLinks, or that was otherwise reviewed by Stifel, and did not assume any responsibility for independently verifying any of such information.

With respect to the financial forecasts supplied to Stifel by the Company, Stifel has assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of Company’s management as to the future operating and financial performance of the Company, Advent and StreetLinks, as applicable, and that they provided a reasonable basis upon which Stifel could form its bring-down opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this projected information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

Stifel also assumed, without independent verification and with the Company’s consent, that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company, Advent or StreetLinks since the date of the last financial statements made available to Stifel prior to rendering its bring-down opinion. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of the Company’s, Advent’s or StreetLinks’ respective assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy. Stifel relied on advice of the Company’s counsel as to certain legal and tax matters with respect to the Company, the proxy statement/consent solicitation/prospectus that is part of the

Registration Statement, the Exchange Agreement and the Recapitalization and other transactions and other matters contained or contemplated therein. Stifel has assumed, with the Company’s consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approvals and that all conditions to the Recapitalization will be satisfied and not waived. In addition, Stifel has assumed that the definitive proxy statement/consent solicitation/prospectus that is part of the Registration Statement and the Exchange Agreement will not differ materially from the draft Stifel reviewed. Stifel has also assumed that the Recapitalization will be consummated substantially on the terms and conditions described in the proxy statement/consent solicitation/prospectus that is part of the Registration Statement and the Exchange Agreement each without any waiver of material terms or conditions by the Company or any other party to any transaction contemplated therein, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Recapitalization or any other related transaction will not have an adverse effect on the Company.

Stifel’s bring-down opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to Stifel as of, the date of the bring-down opinion. It is understood that subsequent developments may affect the conclusions reached in the bring-down opinion and that Stifel does not have any obligation to update, revise or reaffirm Stifel’s bring-down opinion, except as otherwise set forth in Stifel’s engagement letter agreement with the Company. Stifel also did not perform or rely upon certain analyses that Stifel would customarily prepare for the Company in connection with a fairness opinion because such analyses were deemed not to be meaningful for various reasons.

Stifel’s bring-down opinion is limited to whether the financial terms of the Recapitalization are fair to the Company’s holders of Common Stock, from a financial point of view. Stifel’s bring-down opinion does not consider, include or address: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board of Directors, the Special Committee, or the Company; (ii) the legal, tax or accounting consequences of the Recapitalization (or any aspect thereof) on the Company or its stockholders including, without limitation, whether or not the Recapitalization will trigger an “ownership change” pursuant to Section 382 of the Code or otherwise affect the tax status of the Company’s NOLs; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Recapitalization (or any aspect thereof) on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Common Stock, or any class of securities of any other party to any transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; (v) any advice or opinions provided by any other advisor to the Company or any other party to the Recapitalization; (vi) any other transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement other than the Recapitalization; (vii) any potential transaction by any party to the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement which is not contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; (viii) the effect of any pending or threatened litigation involving any party to the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement on the Recapitalization (or any aspect thereof) or any other transaction contemplated by the proxy statement/consent solicitation/prospectus that is part of the Registration Statement or the Exchange Agreement; or (ix) the fairness of the Series C Offer, the Series D Exchange or any other individual aspect of the Recapitalization without taking into account the other aspects of the Recapitalization. Furthermore, Stifel’s bring-down opinion does not express any opinion as to the prices, trading range or volume at which the securities of the Company will trade following public announcement or consummation of the Recapitalization or any aspect thereof.

Stifel is not a legal, tax, regulatory or bankruptcy advisor. Stifel has not considered any legislative or regulatory changes recently adopted or currently being considered by the United States Congress, the various federal banking agencies, the SEC, or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Stifel’s bring-down opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company.

In connection with rendering its bring-down opinion, Stifel performed a variety of financial analyses that are summarized below. Such summary does not purport to be a complete description of such analyses. Stifel believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and processes underlying its bring-down opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In arriving at its bring-down opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analyses or factors considered by it. The range of valuations resulting from any particular analysis described below should not be taken to be Stifel’s view of the actual value of the Company. In its analyses, Stifel made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of the Company. Any estimates contained in Stifel’s analyses are not necessarily indicative of actual future values or results, which may be significantly more or less favorable than suggested by such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the actual prices at which companies or their securities actually may be sold. No company or transaction utilized in Stifel’s analyses was identical to the Company or the Recapitalization. Accordingly, an analysis of the results described below is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other facts that could affect the public trading value of the companies to which they are being compared. None of the analyses performed by Stifel was assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which the Company’s securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

In accordance with customary investment banking practice, Stifel employed generally accepted valuation methods in reaching its bring-down opinion. The following is a summary of the material financial analyses that Stifel used in providing its bring-down opinion. Some of the summaries of financial analyses are presented in tabular format. In order to understand the financial analyses used by Stifel more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of Stifel’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary data set forth below do not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with its bring-down opinion. Rather, Stifel made its determination as to the fairness to holders of the Common Stock of the financial terms of the Recapitalization, from a financial point of view, on the basis of its experience and professional judgment after considering the results of all of the analyses performed. Accordingly, the data included in the summary tables and the corresponding imputed ranges of value for the Company should be considered as a whole and in the context of the full narrative description of all of the financial analyses set forth in the following pages, including the assumptions underlying these analyses. Considering the data included in the summary table without considering the full narrative description of all of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the financial analyses performed by Stifel.

Context for the Decision to Pursue an Exchange of the Preferred Stock.  Stifel considered a number of situational factors relevant to its analysis, including, but not limited to the following:

•	The Series C Preferred Stock and the Series D Preferred Stock rank senior to all classes or series of the Company’s Common Stock with respect to dividend rights and the distribution of assets upon the Company’s liquidation. As of December 31, 2010, the Company had $50.9 million in accrued and unpaid preferred dividends which must be paid before making any distributions to the Company’s

Common Shares. This obligation is expected to grow to $68.7 million, $88.1 million and $109.2 million in 2011, 2012 and 2013, respectively, which may impede the growth of any strategic options available to the Company, and which, if not impeded, could increase cash flow available to all stockholders in the future. Furthermore, the mandatory conversion of the Series D Preferred Stock in 2016 does not alleviate the requirement of the Company to pay the accrued and unpaid dividends on the Series D Preferred Stock in cash;

•	Most sale transactions would trigger an “ownership change” under Section 382 of the Code, which would substantially limit the use of the Company’s tax loss carryforwards, which totaled approximately $324.4 million at December 31, 2010;

•	In order to achieve meaningful growth, the Company may need access to capital in the future, which may be restricted until the Company resolves its capital structure such that there is positive common equity; and

•	Negotiation of the terms of any potential exchange would be influenced by the impact of an “ownership change” under Section 382 of the Code, and the preference of the preferred stockholders to receive some cash, balanced with management’s view of the Company’s liquidity needs, and the various stockholder approvals required to complete the Recapitalization.

Financial Impact of the Recapitalization.  Stifel reviewed certain estimated future operating and financial information based on Management’s Expected Case developed by the Company for the 12-month periods ending December 31, 2011, December 31, 2012 and December 31, 2013 and the potential incremental financial impact of the Recapitalization which estimates are shown in the table below. Based on this analysis, on a pro forma basis, the Recapitalization is forecasted to be accretive to the Company’s earnings per share for each of the 12-month periods. The relevant estimates reviewed were as follows:

	2011	2012	2013

Expected Case Adjusted Per Share Estimates
Pro Forma Earnings (Loss) Per Share	$0.08	$0.15	$0.22
Status Quo Earnings (Loss) Per Share	(1.14)	(0.58)	(0.13)

Additionally, Stifel reviewed the Company’s book value per share, a range of estimated adjusted common equity per share (as defined below), and gross estimated deferred tax asset per share as of December 31, 2010 and the potential incremental financial impact of the Recapitalization on these figures, which estimates are shown in the table below. These estimates were made for the purposes of Stifel’s evaluation process only. These figures are not determined in accordance with GAAP.

For purposes of Stifel’s analysis:

•	“Book Value Per Share” is defined as total equity less the aggregate liquidating preference of the Company’s preferred stock, divided by shares outstanding;

•	“Adjusted Book Value Per Share” is defined as total equity, less the aggregate liquidating preference of the Company’s preferred stock, plus an estimated range of value, in excess of carrying value, attributable to the Company’s investment in Advent and StreetLinks, plus an estimated range of the present value of the tax benefits attributable to the Company’s deferred tax asset, divided by shares outstanding. Stifel arrived at a range of value for the Advent and StreetLinks investment through an examination of the trading multiples of certain publicly traded reference companies, the multiples of certain reference transactions, and a discounted cash flow analysis based on the financial projections supplied for each of Advent and StreetLinks by the Company. Stifel’s range of value for the deferred tax asset was based on the financial projections supplied by the Company, as well as the Company’s estimates of realizable tax benefits and a range of discount rates; and

•	“Gross Deferred Tax Asset Per Share” is defined as the estimated nominal future tax benefits available to the Company based on the Company’s projections and management’s estimates, divided by shares outstanding. This figure is not adjusted for the valuation allowance held against the Company’s deferred tax asset. Under GAAP, the Company has provided a 100% valuation allowance against the deferred tax asset.

	Low	High

Book Value Per Share
Pro Forma Book Value Per Share	$(0.65)	$(0.65)
Status Quo Book Value Per Share	(24.96)	(24.96)
Adjusted Book Value Per Share
Pro Forma Adjusted Book Value Per Share	$0.11	$1.34
Status Quo Adjusted Book Value Per Share	(17.63)	(5.73)
Gross Deferred Tax Asset Per Share
Pro Forma Gross Deferred Tax Asset Per Share	$1.26	$1.26
Status Quo Gross Deferred Tax Asset Per Share	12.12	12.12

Based on this analysis, the Recapitalization is expected to be accretive to the Company’s earnings per share in 2011, 2012 and 2013; accretive to the Company’s December 31, 2010 book value per share and adjusted book value per share; and dilutive to the Company’s gross deferred tax asset per share. The estimates of future operating and financial information for the Company were based on the estimated balance sheet of the Company as of the date of the Exchange Agreement, but also give effect to several events which, at the date of the Exchange Agreement had not yet occurred but were assumed to occur in the future.

Liquidation Analysis.  Stifel estimated the value of the common equity of the Company assuming the liquidation of all of the assets and liabilities of the Company at their estimated realizable values. For purposes only of Stifel’s evaluation process, management provided Stifel with low and high estimates of fair market values. Stifel utilized this information to establish the estimates shown in the table below.

	Low	High

Value of the Company’s Common Equity (in 000s)
Pro Forma Liquidation Value of Common Equity*	$(24,491)	$78,989
Status Quo Liquidation Value of Common Equity*	(194,828)	(91,348)
Value of the Company’s Common Equity Per Share:
Pro Forma Liquidation Value Per Share of Common Equity*	$(0.27)	$0.87
Status Quo Liquidation Value Per Share of Common Equity*	(20.80)	(9.75)

*	It should be noted that holders of Common Stock would receive $0 in the instance that the value to holders of Common Stock based on this analysis is less than $0.

Based on this analysis the Recapitalization is expected to be accretive or neutral to the Company’s liquidation value per common share.

Market Performance Summary.  Stifel reviewed the trading levels of the Common Stock and Series C Preferred Stock during the period since the announcement of the Series C Offer, as well as the implied aggregate value of the equity securities of the Company.

	Pre-Announcement (12/10/10)
	Per Share			Market Cap ($M)
		Exchange Offer			Market Value of
		Consideration			Exchange
Security	Price	Value(1)	Premium(2)	Actual	Consideration(1)

Series C Preferred Stock (Aggregate)	$1.75	$10.36	492%	$5.2	$31.0
Series D Preferred Stock(3)	2.11	12.52	N/A	4.4	26.3
Common Stock	0.67	0.67		6.3	6.3

	4/11/11
	Per Share			Market Cap ($M)
		Exchange Offer			Market Value of
		Consideration			Exchange
Security	Price	Value(1)	Premium(2)	Actual	Consideration(1)

Series C Preferred Stock (Aggregate)	$5.15	$6.70	30%	$15.4	$20.0
Series D Preferred Stock(3)	6.32	8.09	N/A	13.3	17.0
Common Stock	0.42	0.42		3.9	3.9

(1)	Market value of exchange consideration includes cash, which totals $3 million between the two series of preferred stock and Common Stock shares issued at the current market price. Series C Offer aggregate consideration value per share is the aggregate value to each class of stock divided by shares outstanding.

(2)	Premium defined as the premium of the implied consideration to the current trading price of the security.

(3)	Series D Preferred Stock price estimated based on relative liquidation preference and accrued dividends to the Series C Preferred Stock since Series D Preferred Stock is not a publicly-traded security. 12/10/10 and 12/13/10 amounts are based on the liquidation preference as of 12/31/10, and 4/11/11 amounts are based on the estimated liquidation preference as of 3/31/11.

Omitted Analyses.  Stifel considered including several analyses traditionally employed in fairness opinions but determined that these analyses would not be appropriate because of several complicating factors, including:

•	The impact of the underlying financial condition of the Company and the impact of the terms of the Company’s preferred stock on the financial terms of the Recapitalization, which prevents a meaningful comparison to other Recapitalization transactions;

•	The Company’s multiple and unique businesses, which, coupled with the Company’s liquidity, capital structure and profitability characteristics, prevent a meaningful comparison to other public companies;

•	Although the Company projects positive net income in 2011 and 2012, cash will not be available to holders of Common Stock unless and until the Company is able to pay approximately $50.9 million in accrued and unpaid preferred dividends and meets an annual dividend service requirement on the preferred stock which is approximately $17.8 million annually, a portion of which continues to compound at a rate of 13%;

•	The Company’s Common Stock holders’ deficit per share; and

•	The illiquidity and volatility in the Common Stock.

Based upon Stifel’s consideration of the context for the decision to pursue an exchange of the preferred stock, the financial impact of the Recapitalization, being accretive to the Company’s earnings per share, book value per share and adjusted book value per share, and the impact of the Recapitalization being accretive or neutral to the liquidation value of the Company’s common stock, and the other factors and analyses described herein, Stifel determined that the financial terms of the potential Recapitalization were still fair to the holders of the Company’s Common Stock, from a financial point of view as of the date of the bring-down opinion.

As described above, Stifel’s bring-down opinion was among the many factors taken into consideration by the Company’s Special Committee and the Board of Directors in making their determination to reconfirm their approval of the Recapitalization on April 14, 2011.

Findings and Conclusions of the Special Committee

After a thorough review of the above circumstances and factors related to the Recapitalization with management, and with advice from its financial advisor and legal counsel, the Special Committee concluded that the potential advantages and gains of conducting the Series D Exchange and Series C Offer outweigh the possible disadvantages and costs. The Special Committee also concluded that the terms of the Series C Offer are advisable, fair to the Company’s Common Stock holders, from substantive and procedural points of view, and in the best interest of the Company and its stockholders. In reaching this conclusion, the Special Committee considered, and conducted an independent review of, the following factors related to the fairness of the Series C Offer to the holders of the Common Stock:

Factors Indicating Substantive Fairness to the Common Stock Holders

•	The Series C Offer, and the Recapitalization as a whole, will be accretive to book value per Common Stock share, as well as liquidation value per Common Stock share, which will be beneficial to the holders of Common Stock.

•	If the Recapitalization is consummated, the Series C Offer, and the Recapitalization as a whole, will be accretive to earnings per share, which will be beneficial to the holders of Common Stock.

•	The Company has a large and growing obligation to its preferred stockholders, and the Company’s cash flow is unlikely to exceed the Company’s preferred dividend requirement and allow the Company to pay accrued and unpaid dividends to the preferred holders in the foreseeable future. This overhang impedes the Company’s ability to pursue strategic opportunities, and, if not resolved, will likely prevent the Company from raising additional capital in the future. If the Series C Offer and Series D Exchange are not successful, the Company may not be able to meet its financial obligations, and that could result in a material adverse effect to the Company, which could include bankruptcy.

Factors Indicating Substantive Non-Fairness to the Common Stock Holders

•	The ownership interest of the current holders of the Common Stock will be diluted significantly. However, the Special Committee determined that this is nonetheless fair to the Common Stock holders because dilution is offset by accretion to earnings, book value, and liquidation value, as well as the overall improvement of the Company’s financial condition.

Factors Indicating Procedural Fairness to the Common Stock Holders

•	While the holders of the Common Stock will not have the opportunity to consent to the Series C Offer itself, the holders of Common Stock will have the opportunity to vote on the Proposals. Approval of the Proposals is a condition to the closing of the Series C Offer. Assuming 100% of the classes eligible to vote are present at the meeting (whether in person or by proxy), there will be 14,233,053 aggregate votes entitled to vote on Proposal 1, Proposal 4 and Proposal 5, and there will be 11,243,053 aggregate votes entitled to vote on Proposal 2 and Proposal 3. Because there were 9,368,053 shares of Common Stock outstanding on the record date, the holders of Common Stock will control 65.8% of the vote on Proposal 1, Proposal 4 and Proposal 5, and the holders of Common Stock will control 83.3% of the vote on Proposal 2 and Proposal 3. Assuming 100% of the classes eligible to vote are present at the meeting (whether in person or by proxy) and assuming 100% of the Series C Holders and 100% of the Series D Holders vote to approve the Proposals to the extent they are entitled to vote on each Proposal, 24.0% of the shares of Common Stock outstanding on the record date must be voted for approval of Proposal 1, Proposal 4 and Proposal 5 for those proposals to be approved and 40.0% of the shares of Common Stock outstanding on the record date must be voted for approval of Proposal 2 and Proposal 3 for those proposals to be approved.

•	The Series C Offer was approved unanimously by all of the non-employee directors of the Company.

Factors Indicating Procedural Non-Fairness to the Common Stock Holders

•	An unaffiliated representative was not engaged by the non-employee directors to act solely on behalf of the holders of the Common Stock for purposes of negotiating the terms of the Series C Offer.

The Special Committee’s conclusion that the Recapitalization was advisable and fair to the Company’s Common Stock holders was further bolstered by the analysis and opinion that the Board of Directors received from Stifel.

For the foregoing reasons and the reasons described in the “Fairness of the Recapitalization to the Series C Holders” section, the Special Committee recommended to the Board of Directors that it approve the Series C Offer at the December 10, 2010 Special Committee meeting and recommended to the Board of Directors that it reconfirm its approval of the Series C Offer at the April 14, 2011 Special Committee meeting. The foregoing review by the Special Committee is not intended to be exhaustive but, rather, includes material factors considered by the Special Committee related to the fairness of the Recapitalization to the holders of Common Stock. In reaching its decision to recommend to the Board of Directors that it approve the Recapitalization, the Special Committee did not attempt to quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Special Committee considered all factors as a whole, and, overall, considered them to be favorable to, and to support, the determination to approve the proposed Series C Offer and Series D Exchange.

Findings and Conclusions of the Board of Directors

After a thorough review of the circumstances and factors related to the Recapitalization with management, and with advice from its financial advisor and legal counsel and upon recommendation of the Special Committee, the Board of Directors as a whole also concluded that the potential advantages and gains of conducting the Series D Exchange and Series C Offer outweigh the possible disadvantages and costs. The Board of Directors also concluded that the terms of the Series C Offer, and the Recapitalization as a whole, are advisable, fair to the Company’s Common Stock holders, from substantive and procedural points of view, and in the best interest of the Company and its stockholders. In reaching this conclusion, the Board of Directors considered, and conducted an independent review of, the following factors related to the fairness of the Recapitalization to the holders of the Common Stock:

Factors Indicating Substantive Fairness to the Common Stock Holders

•	The Series C Offer, and the Recapitalization as a whole, will be accretive to book value per Common Stock share, as well as liquidation value per Common Stock share, which will be beneficial to the holders of Common Stock.

•	If the Recapitalization is consummated, the Series C Offer, and the Recapitalization as a whole, will be accretive to earnings per share, which will be beneficial to the holders of Common Stock.

•	The Company has a large and growing obligation to its preferred stockholders, and the Company’s cash flow is unlikely to exceed the Company’s preferred dividend requirement and allow the Company to pay accrued and unpaid dividends to the preferred holders in the foreseeable future. This overhang impedes the Company’s ability to pursue strategic opportunities, and, if not resolved, will likely prevent the Company from raising additional capital in the future. If the Series C Offer and Series D Exchange are not successful, the Company may not be able to meet its financial obligations, and that could result in a material adverse effect to the Company, which could include bankruptcy.

Factors Indicating Substantive Non-Fairness to the Common Stock Holders

•	The ownership interest of the current holders of the Common Stock will be diluted significantly. However, the Board of Directors determined that this is nonetheless fair to the Common Stock holders because dilution is offset by accretion to earnings, book value, and liquidation value, as well as the overall improvement of the Company’s financial condition.

Factors Indicating Procedural Fairness to the Common Stock Holders

•	While the holders of the Common Stock will not have the opportunity to consent to the Series C Offer itself, the holders of Common Stock will have the opportunity to vote on the Proposals. Approval of the Proposals is a condition to the closing of the Series C Offer. Assuming 100% of the classes eligible to vote are present at the meeting (whether in person or by proxy), there will be 14,233,053 aggregate votes entitled to vote on Proposal 1, Proposal 4 and Proposal 5, and there will be 11,243,053 aggregate votes entitled to vote on Proposal 2 and Proposal 3. Because there were 9,368,053 shares of Common

Stock outstanding on the record date, the holders of Common Stock will control 65.8% of the vote on Proposal 1, Proposal 4 and Proposal 5, and the holders of Common Stock will control 83.3% of the vote on Proposal 2 and Proposal 3. Assuming 100% of the classes eligible to vote are present at the meeting (whether in person or by proxy) and assuming 100% of the Series C Holders and 100% of the Series D Holders vote to approve the Proposals to the extent they are entitled to vote on each Proposal, 24.0% of the shares of Common Stock outstanding on the record date must be voted for approval of Proposal 1, Proposal 4 and Proposal 5 for those proposals to be approved and 40.0% of the shares of Common Stock outstanding on the record date must be voted for approval of Proposal 2 and Proposal 3 for those proposals to be approved.

•	The Series C Offer was approved unanimously by all of the non-employee directors of the Company.

Factors Indicating Procedural Non-Fairness to the Common Stock Holders

•	An unaffiliated representative was not engaged by the non-employee directors to act solely on behalf of the holders of the Common Stock for purposes of negotiating the terms of the Series C Offer.

The Board of Directors’ conclusion that the Recapitalization was advisable and fair to the Company’s Common Stock holders was further bolstered by the analysis and opinion that the Board of Directors received from Stifel.

For the foregoing reasons and the reasons described in the “Fairness of the Recapitalization to the Series C Holders” section, the Board of Directors approved the Series C Offer at the December 10, 2010 Board of Directors and reconfirmed its approval of the Series C Offer at the April 14, 2011 Board of Directors meeting. The foregoing review by the Board of Directors is not intended to be exhaustive but, rather, includes material factors considered by the Board of Directors related to the fairness of the Recapitalization to the holders of the Common Stock. In reaching its decision to approve the Recapitalization, the Board of Directors did not attempt to quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board of Directors considered all factors as a whole, and, overall, considered them to be favorable to, and to support, the determination to approve the proposed Series C Offer and Series D Exchange.

FAIRNESS OF THE RECAPITALIZATION TO THE SERIES C HOLDERS

The fairness of the Series C Offer, and the Recapitalization as a whole, to the unaffiliated holders of Series C Preferred Stock was also an important consideration of the Special Committee and the Board of Directors, particularly in light of the fact that the Series C Preferred Stock will be eligible for termination of registration under Section 12(g)(4) of the Exchange Act if the Series C Offer closes. Prior to the Special Committee’s recommendation to the Board of Directors that the Board of Directors approve the Series C Offer, and prior to the Board of Directors’ approval of the Series C Offer, the Special Committee and the Board of Directors each concluded that the Series C Offer is fair to the Series C Holders from both substantive and a procedural points of view. The Company believes it is important to present all material considerations by the Special Committee and the Board of Directors to the holders of Common Stock to allow the holders of Common Stock to make an informed decision before voting on the Proposals. Thus, the factors considered by the Special Committee and the Board of Directors that relate to the fairness of the Recapitalization to the unaffiliated Series C Holders are set forth below. Because the Series D Exchange was a negotiated transaction between the Company and the Series D Holders, the Board of Directors did not perform an analysis to determine whether the Recapitalization was fair to the Series D Holders before approving that transaction, and therefore, no disclosure regarding the fairness to the Series D Holders is presented below.

The fairness of the Recapitalization to the Series C Holders is of limited relevance to the holders of Common Stock. While the Special Committee and the Board of Directors each concluded that the terms of the Series C Offer, and the Recapitalization as a whole, are fair to the Company’s unaffiliated Series C Holders and to the holders of the Company’s Common Stock, the interests of the Series C Holders may, in fact, be adverse to the interests of the holders of Common Stock. The following section is presented to provide the holders of Common Stock with a complete understanding of the information and the factors considered by the Special Committee and the Board of Directors before the Special Committee recommended approval of the Recapitalization to the Board of Directors and before the Board of Directors approved the Recapitalization.

Considerations by the Special Committee and the Board of Directors of the Company

On December 10, 2010, the Special Committee and the Board of Directors each to review the terms of the proposed Recapitalization. At these meetings, the Special Committee and the Board of Directors discussed certain factors that specifically affected the fairness of Recapitalization to the unaffiliated Series C Holders.

On April 14, 2011, the Special Committee and the Board of Directors each met again to again review the terms of the Series C Offer, the Consent Solicitation and the Series D Exchange. At these meetings, the Special Committee and the Board of Directors discussed the same factors that specifically affected the fairness of the Recapitalization to the unaffiliated Series C Holders that were discussed at the December 10, 2010 meetings.

At the December 10, 2010 meeting and the April 14, 2011 meeting, the Special Committee considered and discussed certain factors that affect the fairness of the transaction to the Company’s unaffiliated Series C Holders, including:

•	whether projected growth by the Company and its subsidiaries would enable the Company to eventually pay the accumulated but unpaid dividends;

•	whether the contemplated Recapitalization would threaten the Company’s ability to utilize its NOLs;

•	the short-term and long-term effects on the Company’s ability to access capital markets as a result of the Recapitalization; and

•	whether the consideration offered as part of the Stock-Only Option or the Cash-and-Stock Option reflect any premium over current market values for the Series C Preferred Stock.

At the December 10, 2010 meeting and the April 14, 2011 meeting, the Special Committee considered that the Series C Holders will be giving up all rights to accrued and unpaid dividends and the liquidation preference currently associated with their Series C Preferred Stock, but it determined that the elimination of the accrued and unpaid dividends and the associated liquidation preference is in the best interest of the Company.

Findings and Conclusions of the Special Committee

The Special Committee concluded that the terms of the Series C Offer, and the Recapitalization as a whole, are advisable, fair to the Company’s unaffiliated Series C Holders, including both those who participate in the Series C Offer and those who do not, from substantive and procedural points of view, and in the best interest of the Company and its stockholders, including the Series C Holders. In reaching this conclusion, the Special Committee considered, and conducted an independent review of, the following factors related to the fairness of the Series C Offer to the unaffiliated Series C Holders:

Factors Indicating Substantive Fairness to the Unaffiliated Series C Holders

•	Based on information provided to the Special Committee by Management and Stifel, the Special Committee believed the liquidation value of the consideration offered to the Series C Holders would initially be less than the liquidating preference per share and accrued dividends associated with the Series C Preferred Stock, which together were $31.67 as of September 30, 2010. However, the value of the consideration offered to the Series C Holders before the announcement of the Recapitalization under each of the Cash-and-Stock Option and the Stock-Only Option, which was $4.25 and $14.25 per share, respectively (based on the methodology below), was a premium to the market price of the Series C Preferred Stock, which was $1.79 as of December 3, 2010. For this purpose, the value of the consideration offered to the Series C Holders was calculated based on the market price of the

Company’s Common Stock prior to the announcement of the proposed Recapitalization. At the December 10, 2010 meeting, the Special Committee considered that there was no guarantee as to where the Common Stock would trade after the announcement of the reorganization.

•	The book value (on a GAAP basis) of each share of Series C Preferred Stock is $0.01, which is significantly less than the Series C Holders are entitled to receive per share in the Series C Offer.

•	The Special Committee reviewed current and historical market prices, but given the volatility and lack of liquidity in the Common Stock and Series C Preferred Stock, the Special Committee determined that it would be difficult to determine the relative market value of what the Series C Holders would receive from the Series C Offer and Series D Exchange. The Special Committee instead focused on the overall financial condition of the Company and the impact of the Series C Offer and Series D Exchange, which transactions should increase the value to all stockholders, including those who were Series C Holders at the launch of the Series C Offer, over time. As stated above, the Special Committee did discuss that the consideration Series C Holders are entitled to receive under the Series C Offer represented a premium to the Series C Preferred Stock market price prior to the announcement of the Recapitalization, a calculation which was based on the then-current market price of the Common Stock and the Series C Preferred Stock.

•	The Company has a large and growing financial obligation to its preferred stockholders, and the Company’s cash flow is unlikely to exceed the Company’s preferred dividend requirement and allow the Company to pay accrued and unpaid dividends to the preferred stock holders in the foreseeable future. This overhang impedes the Company’s ability to pursue strategic opportunities, and, if not resolved, will likely prevent the Company from raising additional capital in the future. If the Series C Offer and Series D Exchange are not successful, the Company may not be able to meet its financial obligations, and that could result in a material adverse effect to the Company, which could include bankruptcy.

Factors Indicating Substantive Non-Fairness to the Unaffiliated Series C Holders

•	The Series C Holders will forfeit all rights to receive the accrued and unpaid dividends and the liquidation preference on the Series C Preferred Stock, though the Special Committee discussed that it is unlikely that these amounts will be paid regardless of whether the Company consummates the Series C Offer.

Factors Indicating Procedural Fairness to the Unaffiliated Series C Holders

•	The holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, or holders of at least 1,993,334 shares, must consent to the Series C Offer for it to close. Neither the Company nor the Board of Directors has made any recommendations to the Series C Holders to tender their Series C Preferred Stock shares or to consent to the Series C Offer. Each Series C Holder must make an independent investment decision if that holder wants to participate in the Series C Offer. Messrs. Amster and Igdaloff, the only affiliated Series C Holders, collectively own 17.61% of the outstanding Series C Preferred Stock. Though the unaffiliated holders of a majority of all outstanding Series C Preferred Stock is not required because the affiliated Series C Holders hold 17.61% of the outstanding Series C Preferred Stock, the unaffiliated holders of at least 49.06% of the outstanding Series C Preferred Stock, or at least 977,935 shares, must consent to the Series C Offer and make an independent investment decision to participate in the Series C Offer.

•	The Company, the Board of Directors, the Special Committee and Stifel had dialogue with and support from the independent directors elected by the Series C Holders (who themselves hold Series C Preferred Stock).

•	The Series C Offer was approved unanimously by all of the non-employee directors of the Company.

Factors Indicating Procedural Non-Fairness to the Unaffiliated Series C Holders

•	An unaffiliated representative was not engaged by the non-employee directors to act solely on behalf of the unaffiliated Series C Holders for purposes of negotiating the terms of the Series C Offer.

Before recommending the Series C Offer to the Board of Directors, the Special Committee also considered that the consideration offered to the Series C Holders and the Series D Holders in the Recapitalization is approaching the maximum value that the Company could offer without jeopardizing the Company’s needed liquidity or the Company’s important deferred tax asset. The Special Committee deemed it appropriate to use a limited amount of cash to effectuate the Recapitalization. The Special Committee concluded to offer up to $3 million total cash and that using that amount of cash would not present a severe liquidity risk to the Company. Further, the Company has NOLs of approximately $324.4 million. Section 382 of the Code limits the use of NOLs by a company that has undergone an “ownership change,” as defined in Section 382 of the Code. Generally, an “ownership change” occurs if one or more stockholders, each of whom owns 5% or more (by value) of a company’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a company’s stock (by value) are generally treated together as one 5-percent stockholder, subject to certain exceptions. Because the NOLs are important Company assets, the Special Committee concluded that the Recapitalization must be structured in a manner that would not result in an ownership change that could jeopardize the use of these deferred tax assets. Thus, the amount of new Common Stock issuable by the Company in the Recapitalization, and thus to the Series C Holders, is limited to that which it could issue without effecting an ownership change. If the Series C Offer and Series D Exchange close, the Company will issue over 90% of this amount of Common Stock in the Recapitalization.

The Special Committee did not consider purchase prices paid by the Company for any Series C Preferred Stock within the last two years because no such purchases were made. Further, the Special Committee did not consider any firm offers during the prior two years for the merger or consolidation of the Company into or with another company, the sale or transfer of a substantial part of the Company’s assets, or the purchase of the Company’s securities that would enable the purchaser to exercise control of the Company because no such firm offers were made. Before recommending to the Board of Directors that it approve the Series C Offer, the Special Committee also concluded that the Series C Offer is advisable and fair to the Common Stock holders. See the “Findings and Conclusions of the Special Committee” subsection of the “Background of the Recapitalization” section.

For the foregoing reasons and the reasons described in the “Background of the Recapitalization” section, the Special Committee recommended to the Board of Directors that it approve the Series C Offer at the December 10, 2010 Special Committee meeting and recommended to the Board of Directors that it reconfirm its approval of the Series C Offer at the April 14, 2011 Special Committee meeting. The foregoing review by the Special Committee is not intended to be exhaustive but, rather, includes material factors considered by the Special Committee. In reaching its decision to recommend to the Board of Directors that it approve the Series C Offer, the Special Committee did not attempt to quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Special Committee considered all factors as a whole, and, overall, considered them to be favorable to, and to support, the determination to approve the proposed Series C Offer and Series D Exchange. The Special Committee does not make any recommendation to the Series C Holders as to whether or not they should, individually or in the aggregate, participate in the Series C Offer.

Findings and Conclusions of the Board of Directors

The Board of Directors concluded that the terms of the Series C Offer, and the Recapitalization as a whole, are advisable, fair to the Company’s Series C Holders, including both those who participate in the Series C Offer and those who do not, from substantive and procedural points of view, and in the best interest of the Company and its stockholders, including the Series C Holders. In reaching this conclusion, the Board of

Directors considered, and conducted an independent review of, the following factors related to the fairness of the Series C Offer to the unaffiliated Series C Holders:

Factors Indicating Substantive Fairness to the Unaffiliated Series C Holders

•	Based on information provided to the Board of Directors by Management and Stifel, the Board of Directors believed the liquidation value of the consideration offered to the Series C Holders would initially be less than the liquidating preference and accrued dividends associated with the Series C Preferred Stock, which together were $31.67 as of September 30, 2010. However, the value of the consideration offered to the Series C Holders before the announcement of the Recapitalization under each of the Cash-and-Stock Option and the Stock-Only Option, which was $4.25 and $14.25, respectively (based on the methodology below), was a premium to the market price of the Series C Preferred Stock, which was $1.79 as of December 3, 2010. For this purpose, the value of the consideration offered to the Series C Holders was calculated based on the market price of the Company’s Common Stock prior to the announcement of the Recapitalization. At the December 10, 2010 meeting, the Board of Directors considered that there was no guarantee as to where the Common Stock would trade after the announcement of the reorganization.

•	The book value (on a GAAP basis) of each share of Series C Preferred Stock is $0.01, which is significantly less than the Series C Holders are entitled to receive per share in the Series C Offer.

•	The Board of Directors reviewed current and historical market prices, but given the volatility and lack of liquidity in the Common Stock and Series C Preferred Stock, the Board of Directors determined that it would be difficult to determine the relative market value of what the Series C Holders would receive from the Series C Offer and Series D Exchange. The Board of Directors instead focused on the overall financial condition of the Company and the impact of the Series C Offer and Series D Exchange, which transactions should increase the value to all stockholders, including those who were Series C Holders at the time of the Series C Offer, over time. As stated above, the Board of Directors did discuss that the consideration Series C Holders are entitled to receive under the Series C Offer represented a premium to the Series C Preferred Stock market price prior to the announcement of the Recapitalization, a calculation which was based on the then-current market price of the Common Stock and the Series C Preferred Stock.

•	The Company has a large and growing obligation to its preferred stockholders, and the Company’s cash flow is unlikely to exceed the Company’s preferred dividend requirement and allow the Company to pay accrued and unpaid dividends to the preferred holders in the foreseeable future. This overhang impedes the Company’s ability to pursue strategic opportunities, and, if not resolved, will likely prevent the Company from raising additional capital in the future. If the Series C Offer and Series D Exchange are not successful, the Company may not be able to meet its financial obligations, and that could result in a material adverse effect to the Company, which could include bankruptcy.

Factors Indicating Substantive Non-Fairness to the Unaffiliated Series C Holders

•	The Series C Holders will forfeit all rights to receive the accrued and unpaid dividends and the liquidation preference on the Series C Preferred Stock, though the Board of Directors discussed that it is unlikely that these amounts will be paid regardless of whether the Company consummates the Series C Offer.

Factors Indicating Procedural Fairness to the Unaffiliated Series C Holders

•	The holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, or holders of at least 1,993,334 shares, must consent to the Series C Offer for it to close. Neither the Company nor the Board of Directors has made any recommendations to the Series C Holders to tender their Series C Preferred Stock shares or to consent to the Series C Offer. Each Series C Holder must make an independent investment decision if that holder wants to participate in the Series C Offer. Messrs. Amster and Igdaloff, the only affiliated Series C Holders, collectively own 17.61% of the outstanding Series C

Preferred Stock. Though the unaffiliated holders of a majority of all outstanding Series C Preferred Stock is not required because the affiliated Series C Holders hold 17.61% of the outstanding Series C Preferred Stock, the unaffiliated holders of at least 49.06% of the outstanding Series C Preferred Stock, or at least 977,935 shares, must consent to the Series C Offer and make an independent investment decision to participate in the Series C Offer.

•	The Company, the Board of Directors, the Special Committee and Stifel had dialogue with and support from the independent directors elected by the Series C Holders (who themselves hold Series C Preferred Stock).

•	The Series C Offer was approved unanimously by all of the non-employee directors of the Company.

Factors Indicating Procedural Non-Fairness to the Unaffiliated Series C Holders

•	An unaffiliated representative was not engaged by the non-employee directors to act solely on behalf of the unaffiliated Series C Holders for purposes of negotiating the terms of the Series C Offer.

Before approving the Series C Offer, the Board of Directors also considered that the consideration offered to the Series C Holders and the Series D Holders in the Recapitalization is approaching the maximum value that the Company could offer without jeopardizing the Company’s needed liquidity or the Company’s important deferred tax asset. The Board of Directors agreed with the Special Committee’s conclusion that it was appropriate to use a limited amount of cash to effectuate the Recapitalization. The Board of Directors also concurred with the Special Committee’s conclusion that it was appropriate to offer up to $3 million total cash and that using that amount of cash would not present a severe liquidity risk to the Company. Further, the Company has NOLs of approximately $324.4 million. Section 382 of the Code limits the use of NOLs by a company that has undergone an “ownership change,” as defined in Section 382 of the Code. Generally, an “ownership change” occurs if one or more stockholders, each of whom owns 5% or more (by value) of a company’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than 5% of a company’s stock (by value) are generally treated together as one 5-percent stockholder, subject to certain exceptions. Because the NOLs are important Company assets, the Board of Directors concluded that the Recapitalization must be structured in a manner that would not result in an ownership change that could jeopardize the use of these deferred tax assets. Thus, the amount of new Common Stock issuable by the Company in the Recapitalization, and thus to the Series C Holders, is limited to that which it could issue without effecting an ownership change. If the Series C Offer and Series D Exchange close, the Company will issue over 90% of this amount of Common Stock in the Recapitalization.

The Board of Directors did not consider purchase prices paid by the Company for any Series C Preferred Stock within the last two years because no such purchases were made. Further, the Board of Directors did not consider any firm offers during the prior two years for the merger or consolidation of the Company into or with another company, the sale or transfer of a substantial part of the Company’s assets, or the purchase of the Company’s securities that would enable the purchaser to exercise control of the Company because no such firm offers were made. Before approving the Series C Offer, the Board of Directors also concluded that the Series C Offer is advisable and fair to the Common Stock holders. See the “Findings and Conclusions of the Board of Directors” subsection of the “Background of the Recapitalization” section.

For the foregoing reasons and the reasons described in the “Background of the Recapitalization” section, the Board of Directors approved the Series C Offer at the December 10, 2010 Board of Directors meeting and reconfirmed its approval of the Series C Offer at the April 14, 2011 Board of Directors meeting. The foregoing review by the Board of Directors is not intended to be exhaustive but, rather, includes material factors considered by the Board of Directors. In reaching its decision to approve the Series C Offer, the Board of Directors did not attempt to quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board of Directors considered all factors as a whole, and, overall, considered them to be favorable to, and to support, the determination to approve the proposed Series C Offer and Series D Exchange. The Board of Directors does not make any recommendation to the Series C Holders as to whether or not they should, individually or in the aggregate, participate in the Series C Offer.

THE SERIES C OFFER AND CONSENT SOLICITATION

The following description contains, among other information, a summary of the Series C Offer and Consent Solicitation and the related Letter of Transmittal. Holders of Common Stock will not have the opportunity to participate in the Series C Offer or to consent to the Series C Offer and Series D Exchange. To ensure that the holders of Common Stock have the necessary information to make an informed decision when voting on the Proposals, and in particular Proposal 3, and because of relevant rules of the SEC that entitled you to receive certain information regarding the Series C Offer and the Consent Solicitation, we are providing you with the information contained in this section.

General

In the proxy statement/consent solicitation/prospectus that was filed as part of the Registration Statement, Company is offering to exchange each share of its Series C Preferred Stock validly tendered on or prior to the Expiration Date and not withdrawn, for, at each Series C Holder’s election, either: (a) 3 shares of newly-issued Common Stock and $2.00 in cash (the “Cash-and-Stock Option”), or (b) 19 shares of newly-issued Common Stock (the “Stock-Only Option”). The Cash-and-Stock Option and the Stock-Only Option are the “Consideration Options.”

The total aggregate consideration offered under the Series C Offer is 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus any additional cash needed to cash out the fractional shares of Common Stock) (the “Offer Consideration”). Regardless of the number of Series C Preferred Stock tendered for each Consideration Option, the Company will not issue more than 43,823,600 shares of Common Stock or pay out more than $1,623,000 in cash in the Series C Offer, other than any cash needed to cash out fractional shares which total includes the remaining Offer Consideration distributed to non-tendering Series C Holders, if any. If a Series C Holder participates in the Series C Offer, the Series C Holder must elect to receive either the Cash-and-Stock Option or the Stock-Only Option and may not elect to tender some Series C Preferred Stock for one option and some Series C Preferred Stock for the other. If a Series C Holder otherwise properly submits a Letter of Transmittal, but does not elect either the “Cash-and-Stock Option” or the “Stock-Only Option,” the Series C Holder will be deemed to have elected the “Cash-and-Stock Option.”

The actual mix of cash and Common Stock a Series C Holder will receive upon tender may be adjusted according to the number of other Series C Holders who elect the Cash-and-Stock Option and the number of other Series C Holders who elect the Stock-Only Option, as there is not a sufficient amount of Common Stock or cash in the Series C Offer to fully provide the Cash-and-Stock Option to more than 27.15% of the Series C Holders or to fully provide the Stock-Only Option to more than 72.85% of the Series C Holders, before pro rata adjustments would apply.

The Common Stock offered as part of the Series C Offer when issued will be quoted by Pink OTC Markets’ inter-dealer quotation service as a OCTQB security under the symbol “NOVS.”

As of [ • ], 2011, the Company had 2,990,000 shares of Series C Preferred Stock outstanding. If exactly 811,650 shares of Series C Preferred Stock are exchanged for the Cash-and-Stock Option and exactly 2,178,350 shares of Series C Preferred Stock are exchanged for the Stock-Only Option, every Series C Holder will receive the Consideration Option for each share of his, her or its Series C Preferred Stock that the Series C Holder selected.

Assuming 100% of the Series C Holders participate in the Series C Offer, and less than 811,650 shares are tendered for the Cash-and-Stock Option, all of the Series C Holders who elect the Cash-and-Stock Option will receive $2.00 and 3 shares of Common Stock per tendered share of Series C Preferred Stock, as elected. However, in that case, any Series C Holder who tenders his, her or its shares and elected the Stock-Only Option will receive fewer than 19 shares of Common Stock, but, he, she or it will receive some cash. Assuming 100% of the Series C Holders participate in the Series C Offer, and less than 2,178,350 shares are tendered for the Stock-Only Option, all of the Series C Holders who elect the Stock-Only Option will receive 19 shares of Common Stock per tendered share of Series C Preferred Stock, as elected. However, in that case, any Series C Holder who tenders his, her or its shares and elects the Cash-and-Stock Option may receive less than $2.00 in cash, but, in that case, he, she or it will receive more than 3 shares of Common Stock. For examples of Offer Consideration to be paid to each tendering Series C Holder, see “— Series C Offer Consideration Explanation and Examples.”

As part of the Series C Offer, the Company is soliciting consent to the Series C Offer the Series D Exchange from all Series C Holders. The Articles Supplementary governing the Series C Preferred Stock contains certain conversion and exchange restrictions. Thus, we are soliciting consent of the Series C Holders to complete the Series C Offer regardless of any applicable conversion or exchange restrictions. Further, such consent is required to pay cash in the Series D Exchange. See “The Series C Offer and Consent Solicitation — Consent Solicitation Provisions” for a list of the provisions requiring the consent. Consent can be given by the Series C Holders to the Series C Offer and the Series D Exchange by completing the proxy card accompanying the proxy statement/consent solicitation/prospectus to the Series C Holders, marking “Consent” where indicated, and returning it in the provided return envelope.

We reserve the right to amend the Series C Offer or Consent Solicitation, including the composition or amount of the Offer Consideration, for any reason. If we so amend the Series C Offer or Consent Solicitation, we will extend the Series C Offer and Consent Solicitation for a period of ten business days if the Series C Offer or Consent Solicitation is scheduled to expire prior thereto.

The term “Expiration Date” means 12:00 midnight, Eastern Time, on [ • ], 2011, unless and until we extend the period of time for which the exchange offer is open, in which event the term “Expiration Date” means the latest time and date at which the Series C Offer and Consent Solicitation, as so extended, expires. See “The Series C Offer and Consent Solicitation — Extension, Termination and Amendment” and “— Conditions of the Series C Offer and Consent Solicitation.” As soon as practicable after tender, but no later than two business days after the Expiration Date, the holders of any tendered Series C Preferred Stock that the Company deems not accepted for payment, whether for improper tender procedure or otherwise, will be notified. All Series C Preferred Stock for which such notification is not provided within two business days after the Expiration Date will be deemed accepted for payment, subject only to the closing conditions of the Series C Offer, including stockholder approval of the Proposals.

Tendering Series C Holders will not be obligated to pay any brokerage commissions. Except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes on the exchange of Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation will be paid by or on behalf of the Company.

Our obligation to exchange the Offer Consideration for Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation is subject to a number of conditions referred to below under “The Series C Offer and Consent Solicitation — Conditions of the Series C Offer and Consent Solicitation.”

If by 12:00 midnight, Eastern Time, on [ • ], 2011, or any later time to which the Expiration Date of this Series C Offer and Consent Solicitation have been extended, all of the conditions to the Series C Offer and Consent Solicitation have not been satisfied or waived, we may elect either to: (a) extend the Expiration Date and this Series C Offer and Consent Solicitation and retain all shares of Series C Preferred Stock theretofore tendered until the expiration of the Expiration Date and this Series C Offer and Consent Solicitation, as extended, subject to the right of a tendering stockholder to withdraw his, her or its Series C Preferred Stock; (b) waive the remaining conditions (other than the effectiveness of the Registration Statement), extend the Series C Offer and Consent Solicitation for a period of ten business days if the Series C Offer and Consent Solicitation are scheduled to expire prior thereto and thereafter exchange all tendered shares of Series C Preferred Stock; or (c) terminate the Series C Offer and Consent Solicitation and exchange none of the Series C Preferred Stock and return all tendered shares of Series C Preferred Stock. We will not accept for exchange any shares of Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation until such time as the Registration Statement has become effective. See “The Series C Offer and Consent Solicitation — Exchange of Shares; Offer Consideration” and “— Conditions of the Series C Offer and

Consent Solicitation — Effective Registration Statement.” We expect to hold the special meeting at which the Proposals will be considered within two business days of the Expiration Date. We also expect that the Series C Offer and Consent Solicitation will close within one business day after all of these conditions have been satisfied and after approval of the Proposals at the special meeting, assuming such approval is received. Thus, we expect to pay the Offer Consideration for the tendered Series C Preferred Stock accepted for payment by the Company at the closing of the Series C Offer, which will occur within three business days of the Expiration Date, assuming that the Proposals are approved at the special meeting and the other conditions to closing are met.

If the Series C Offer closes, any shares of Series C Preferred Stock not tendered and accepted for exchange will be automatically converted into the right to receive their pro rata shares of the Remainder Consideration. Holders of these rights will be able to receive their applicable share of the Remainder Consideration as soon as reasonably practicable after, but no sooner than 11 business days after and no later than 180 calendar days after, the closing of the Series C Offer.

Consent Solicitation Provisions

As part of the Series C Offer, the Company is soliciting consent to the Series C Offer and the Series D Exchange from all Series C Holders. The Articles Supplementary governing the Series C Preferred Stock contains certain conversion and exchange restrictions. Thus, we are soliciting consent from the Series C Holders to complete the Series C Offer regardless of the conversion or exchange restrictions described below. Consent must be received from holders of at least two-thirds of the outstanding Series C Preferred Stock to effect the Series C Offer and the Series D Exchange.

Consent can be given by the Series C Holders to the Series C Offer and the Series D Exchange by marking the box labeled “Consent” on the proxy card accompanying the proxy statement/consent solicitation/prospectus to the Series C Holders and mailing it to the Company in the provided return envelope. A Series C Holder can withhold his, her or its consent to the transactions by marking the box labeled “Consent Withheld” on the proxy card for the Series C Holders, or he, she or it may abstain from voting by indicating “Abstain” on the proxy card for the Series C Holders. An abstention will be treated like a vote against the Series C Offer and Series D Exchange and will have the same effect as marking “Consent Withheld” on the proxy card for the Series C Holders. Series C Holders who indicate “Consent Withheld” to or “Abstain” from consenting to the Series C Offer and the Series D Exchange may not participate in the Series C Offer.

The following are the provisions of the Company’s charter that prohibit the Series C Offer and the Series D Exchange that the Series C Holders waive by consenting to the Series C Offer and Series D Exchange:

•	The Company is not paying cumulative preferential cash dividends as part of the Series C Offer (which such dividends accrue regardless of whether the Company declares such dividends) to the Series C Holders. Sections 3(a) and 3(b) of the Series C Preferred Stock Articles Supplementary (the “C Articles”) provide that dividends shall accrue and cumulate at the rate of 8.9%. As of April 15, 2011, the Series C Preferred Stock had accumulated dividends of $23.6 million or $7.89 per share. By consenting to the Series C Offer and the Series D Exchange, Series C Holders waive their rights to current and future accumulated preferential cash dividends.

•	The Series C Preferred Stock includes certain preferential liquidation rights, set forth in Section 6 of the C Articles, in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company. As of April 15, 2011 the liquidation value of the Series C Preferred Stock is $74.8 million or $25.02 per share. By consenting to the Series C Offer and the Series D Exchange, Series C Holders waive their rights to any liquidation preference.

•	The Company is distributing cash to holders of Series C Preferred Stock and Series D Preferred Stock. This feature violates Section 3(c) of the C Articles, which prohibits the Company from paying a dividend to any holders of the Company’s equity securities unless full cumulative dividends on the Series C Preferred Stock are paid.

•	The Company is exchanging Series D Preferred Stock for Common Stock and cash in the Series D Exchange. This feature violates Section 3(d) of the C Articles, which prohibits the purchase of equity securities that do not rank senior to the Series C Preferred Stock for any consideration other than Common Stock.

•	The Company is exchanging Series C Preferred Stock for cash and Common Stock. Upon the approval of the Amendments and consummation of the transaction, each remaining share of Series C Preferred Stock that remains outstanding converts into the right to receive a pro rata share of the Remainder Consideration (which includes Common Stock) after the Series C Offer closes. This feature violates Section 7 of the C Articles, which prohibits exchange or conversion of the Series C Preferred Stock into any other property or securities of the Company.

Eligible for Termination of Registration under the Exchange Act

After the Series C Offer and Consent Solicitation, we anticipate that we will have fewer than three hundred Series C Holders, and thus, our Series C Preferred Stock will be eligible for termination of registration under Section 12(g)(4) of the Exchange Act. Because we anticipate the tender offer of the Series C Preferred Stock will make the Series C Preferred Stock eligible for termination of registration under the Exchange Act, we filed a Joint Schedule 13E-3/TO on December 10, 2010, which has been subsequently amended.

Differences in Rights of Our Common Stock and Series C Preferred Stock

Differences in the rights represented by our Common Stock and Series C Preferred Stock are summarized below.

Voting Rights:	Common Stock: One vote per share on all matters submitted to stockholders.

Series C: No voting rights other than:

• When dividends on the Series C Preferred Stock are in arrears for six or more quarterly periods (whether or not consecutive), the holders of Series C Preferred Stock (voting together as a single class with all other equity securities of the Company upon which like voting rights have been conferred and are exercisable) shall be entitled to elect a total of two additional directors to the Company Board of Directors until all dividends accumulated on the Series C Preferred Stock for the past dividend periods and the then current dividend period shall have been fully paid or authorized and a sum sufficient for the payment thereof set aside for payment;

• When any action is to be taken to authorize, create or increase the authorized or issued amount of any class or series of equity securities ranking senior to the outstanding Series C Preferred Stock with respect to the payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company or to reclassify any authorized equity securities of the Company into any such senior equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such senior equity securities; and

• When any action is to be taken to amend, alter or repeal the provisions of the charter so as to materially and adversely affect any right, preference or voting power of the Series C Preferred Stock.

Dividend Rights:	Common Stock: The payment of dividends on our Common Stock is at the discretion of our Board of Directors. No dividends can be paid on any of our Common Stock until all accrued and unpaid dividends on our Series C Preferred Stock and Series D Preferred Stock are paid in full. We do not anticipate that any dividends will be declared or paid on shares of Common Stock in the foreseeable future.

Series C: Dividends on the Series C Preferred Stock are payable quarterly in cash and accrue at a rate of 8.90% annually. The Company has not paid dividends on the Series C Preferred Stock since October 2007. We do not anticipate that any dividends will be declared or paid on shares of Series C Preferred Stock in the foreseeable future.

Optional Redemption:	Common Stock: We do not have right to redeem Common Stock.

Series C: The Company, at its option, upon giving notice to the Series C Holders, may redeem the Series C Preferred Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends thereon to the date of redemption, whether or not authorized

Mandatory Redemption:	Common Stock: Holders have no right to require redemption.

Series C: Holders have no right to require redemption.

Optional Conversion:	Common Stock: Not convertible.

Series C: Not convertible.

Forced Conversion:	Common Stock: We have no right to force conversion of Common Stock into another security.

Series C: We have no right to force a conversion of Series C Preferred Stock into another security.

Liquidation:	Common Stock: Distributions only made to holders of Common Stock if liquidation preferences of preferred stock are satisfied.

Series C: Series C Holders are entitled to receive out of the assets of the Corporation available for distribution to stockholders an amount equal to $25.00 per share, plus any accumulated and unpaid dividends thereon to the date of payment, whether or not authorized, before any distribution of assets is made to holders of Common Stock and any other shares of equity securities of the Corporation that rank junior to the Series C Preferred Stock as to liquidation rights.

Series C Offer Consideration Explanation and Examples

As described above, a Series C Holder who tenders his, her or its Series C Preferred Stock is not guaranteed to receive the Consideration Option elected for each of the Series C Holders shares. If exactly 811,650 shares of Series C Preferred Stock are exchanged for the Cash-and-Stock Option and exactly 2,178,350 shares of Series C Preferred Stock are exchanged for the Stock-Only Option, every Series C Holder will receive the Consideration Option for each share of his, her or its Series C Preferred Stock that the Series C Holder selected.

Assuming 100% of the Series C Holders participate in the Series C Offer, and less than 811,650 shares are tendered for the Cash-and-Stock Option, all of the Series C Holders who elect the Cash-and-Stock Option will receive the Cash-and-Stock Option for every tendered share of Series C Preferred Stock, as elected. However, in that case, any Series C Holder who tenders his, her or its shares and elected the Stock-Only Option will receive the Stock-Only Option for some of the shares of Series C Preferred Stock tendered for exchange and the Cash-and-Stock Option for the rest of the shares of Series C Preferred Stock tendered for exchange.

Assuming 100% of the Series C Holders participate in the Series C Offer, and less than 2,178,350 shares are tendered for the Stock-Only Option, all of the Series C Holders who elect the Stock-Only Option will receive the Stock-Only Option for every tendered share of Series C Preferred Stock, as elected. However, in that case, any Series C Holder who tenders his, her or its shares and elects the Cash-and-Stock Option will receive the Cash-and-Stock Option for some of the shares of Series C Preferred Stock tendered for exchange and the Stock-Only Option for the rest of the shares of Series C Preferred Stock tendered for exchange.

Examples of the Consideration Options to be received for the Series C Preferred Stock assuming all of the shares of Series C Preferred Stock are exchanged in the Series C Offer and Consent Solicitation:

				% of Series C Preferred		What a Series C Holder would Receive
				Stock		if He, She or
% Series C Holders Electing		Shares Electing		Receiving Elected Option		it Owns 100 Series C Shares
Cash-and-		Cash-and-		Cash-and-		If Cash-and-Stock		If Stock-Only
Stock	Stock-Only	Stock	Stock-Only	Stock	Stock-Only	is Elected		is Elected
Consideration	Consideration	Consideration	Consideration	Consideration	Consideration		Common		Common
Option	Option	Option	Option	Option	Option	Cash	Shares	Cash	Shares

0%	100%	0	2,990,000	N/A	73%	N/A	N/A	$54.29	1,466
25%	75%	747,500	2,242,500	100%	97%	$200.00	300	$5.72	1,854
50%	50%	1,495,000	1,495,000	54%	100%	$108.58	1,031	$—	1,900
75%	25%	2,242,500	747,500	36%	100%	$72.39	1,321	$—	1,900
100%	0%	2,990,000	0	27%	N/A	$54.29	1,466	N/A	N/A

Assumes all Series C Shares are tendered.

Fractional Shares

Fractional shares of Common Stock will not be tendered in exchange for Series C Preferred Stock. Instead, each Series C Holder who otherwise would have been entitled to receive a fraction of a share of the Company’s Common Stock will receive an amount in cash equal to the product obtained by multiplying the fractional share interest to which such Series C Holder would otherwise be entitled by the Company’s average closing price over the 10-day period preceding the Expiration Date.

Partial Tenders

Partial tenders will not be accepted. To participate in the Series C Offer, a Series C Holder must tender all Series C Preferred Stock held by that Series C Holder.

Extension, Termination and Amendment

We expressly reserve the right, in our sole discretion, at any time on or prior to the Expiration Date, to extend the period of time during which the Series C Offer and Consent Solicitation are to remain open by giving written notice of such extension to the holders of Series C Preferred Stock. There can be no assurance that we will exercise our rights to extend the Expiration Date and the Series C Offer and Consent Solicitation. If we amend the Series C Offer and Consent Solicitation, we will extend the Expiration Date and the Series C Offer and Consent Solicitation for a period of ten business days if the Series C Offer and Consent Solicitation are scheduled to expire prior thereto. During any such extension, all shares of Series C Preferred Stock previously tendered and not withdrawn will remain subject to the Series C Offer and Consent Solicitation, subject to the right of a tendering stockholder to withdraw his, her or its Series C Preferred Stock. See “The Series C Offer and Consent Solicitation — Withdrawal Rights.” We reserve the right to amend or terminate the Series C Offer and Consent Solicitation and not exchange or accept for exchange any Series C Preferred Stock not theretofore exchanged, or accepted for exchange, upon the failure of any of the conditions of the Series C Offer and Consent Solicitation to be satisfied or waived on or before the Expiration Date. Any such extension, termination, amendment or delay will be followed as promptly as practicable by public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern Time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which we may choose to make such public announcement, we will not, unless otherwise required by rules of the SEC, have any obligation to make any such public announcement other than by making a release through PR Newswire. If, prior to the Expiration Date, we increase the consideration offered to holders of Series C Preferred Stock, such increase will be applicable to all Series C Holders whose shares of Series C Preferred Stock are accepted for exchange pursuant to the Series C Offer and Consent Solicitation and, if at the time notice of such increase is first published, sent or given to Series C Holders, the Series C Offer and Consent Solicitation are scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from and including the date that such notice is first so published, sent or given, the Series C Offer and Consent Solicitation will be extended until the expiration of such period of ten business days. For purposes of the Series C Offer and Consent Solicitation, a “business day” means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:00 midnight through 11:59 p.m., Eastern Time.

Exchange of Shares; Offer Consideration

As soon as practicable after tender, but no later than two business days after the Expiration Date, the holders of any tendered Series C Preferred Stock that the Company deems not accepted for payment, whether for improper tender procedure or otherwise, will be notified. All Series C Preferred Stock for which such notification is not provided within two business days after the Expiration Date will be deemed accepted for payment, subject only to the closing conditions of the Series C Offer, including stockholder approval of the Proposals.

If any tendered shares of Series C Preferred Stock are not accepted for exchange pursuant to the terms and conditions of the Series C Offer and Consent Solicitation for any reason and the Series C Holder, certificates for such unexchanged Series C Preferred Stock will be returned to the tendering stockholder promptly following the Expiration Date.

Upon the terms and subject to the conditions of the Series C Offer, the exchange of the outstanding shares of Series C Preferred Stock validly tendered, accepted for payment and not withdrawn will be made at the closing of the Series C Offer. The special meeting is expected to occur within two business days of the Expiration Date and the closing of the Series C Offer is expected to occur within three business days of the Expiration Date. Delivery of the Offer Consideration in exchange for the Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation will be made by us at the closing of the Series C Offer. Under no circumstances will interest be paid by us by reason of any delay in making such exchange.

Consequences for Failure to Participate

If the Series C Offer closes, all shares of Series C Preferred Stock that are not tendered in the Series C Offer and Consent Solicitation will be automatically converted into the right to receive, pro rata per share of Series C Preferred Stock that remain outstanding after the closing, the Remainder Consideration. The Remainder Consideration will be distributed pro rata per share to the non-tendering former Series C Holders as soon as reasonably practicable after, but no sooner than 11 business days after and no later than 180 calendar days after, the closing of the Series C Offer. Any Series C Holder who does not participate in the Series C Offer will have no control over the approximate mix of cash and Common Stock he, she or it will receive.

Further, if holders of at least two-thirds of the Series C Preferred Stock do not participate and the Company is not able to complete the Recapitalization, the Company may not be able to meet its long-term financial obligations unless the Company undertakes some other remedial measure. This could result in a material adverse effect to the Company, which could include bankruptcy.

Procedure for Tendering Shares and Notice of Guaranteed Delivery

To tender shares of Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with the certificates representing the tendered Series C Preferred Stock and any other required documents, must be transmitted to and received by the Exchange Agent listed on the Letter of Transmittal. Because a Series C Holder must consent to the Series C Offer and the Series D Exchange to participate in the Series C offer, he, she or it must complete the proxy card that accompanies the proxy statement to the Series C Holders, marking “Consent” where indicated, and return it in the envelope provided therewith. If a Series C Holder returns a proxy card and indicates

“Consent Withheld” or “Abstain,” he, she or it may not participate in the Series C Offer unless such Series C Holder submits a new, later-dated proxy card indicating “Consent.” The method of delivery of all required documents is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

A Series C Holder who has already properly tendered his, her or its Series C Preferred Stock for the Stock-Only Option or Cash-and-Stock Option does not need to take any further action to receive his, her or its portion of the Offer Consideration (unless the Series C Holder has indicated “Consent Withheld” on a proxy card). If a Series C Holder wishes to revoke a prior tender, the Series C Holder may do so by following the instructions set forth above under “Withdrawal Rights.” Any Series C Holder who withdraws a prior tender may tender for different Offer Consideration by submitting a new Letter of Transmittal to the Exchange Agent prior to the Expiration Date.

Signatures on all Letters of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or by a commercial bank or trust company having an officer or correspondent in the United States or by any other “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing being an “Eligible Institution”), in cases where shares of Series C Preferred Stock are tendered by a registered holder of Series C Preferred Stock who has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal. If the certificates are registered in the name of a person other than the signer of the Letter of Transmittal, the certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signature(s) on the certificates or stock powers guaranteed as described above.

If a Series C Holder desires to tender shares of Series C Preferred Stock pursuant to the Series C Offer, and such Series C Holder’s certificates are not immediately available or time will not permit his, her or its Letter of Transmittal, stock certificates or any other required documents to reach the Exchange Agent prior to the Expiration Date, that Series C Holder’s tender may nevertheless be effected if all of the following conditions are met: (a) such tender is made by or through an Eligible Institution (as defined in the Letter of Transmittal); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us herewith is received by the Exchange Agent as provided below on or prior to the Expiration Date; and (c) the certificates for all tendered shares of Series C Preferred Stock, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, are received by the Exchange Agent within two business days after the Expiration Date.

The Notice of Guaranteed Delivery may be delivered by mail to the Exchange Agent or transmitted by facsimile transmission and must include a signature guaranteed by an Eligible Institution in the form set forth in such Notice.

In any event, the exchange of Offer Consideration for Series C Preferred Stock tendered and accepted for exchange pursuant to the Series C Offer and Consent Solicitation will be made only after timely receipt by the Exchange Agent of certificates therefore properly completed, duly executed Letter(s) of Transmittal and any other required documents. In addition, the Company must receive the proxy card with the Series C Holder’s consent to the Series C Offer and Series D Exchange before Offer Consideration for Series C Preferred Stock tendered and excepted for exchange will be paid or issued by the Company for those shares of Series C Preferred Stock. The Company’s determination as to validity, form, eligibility and acceptance of any tender will be final and binding, subject to each Series C Holder’s right to challenge such determination in a court of competent jurisdiction.

To avoid backup federal income tax withholding with respect to the Offer Consideration received by a Series C Holder pursuant to the Series C Offer and Consent Solicitation, the Series C Holder must provide the Exchange Agent with his, her or its correct taxpayer identification number or certify that he, she or it is not subject to backup federal income tax withholding by completing the Substitute Form W-9 included in the Letter of Transmittal.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Series C Preferred Stock will be determined by us in our sole discretion, and our determination will be final and binding. We reserve the absolute right to reject any or all tenders determined by us not to be in proper form or the acceptance of or exchange for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive, on or prior to the Expiration Date, any of the conditions of the Series C Offer and Consent Solicitation which we are legally permitted to waive (other than the effectiveness of the Registration Statement) or any defect or irregularity in the tender of any shares of Series C Preferred Stock. No tender of Series C Preferred Stock will be deemed to have been validly made until all defects and irregularities have been cured or waived. Our interpretation of the terms and conditions of the Series C Offer and Consent Solicitation (including the Letter of Transmittal and instructions thereto) will be final and binding. Neither we nor any other person will be under any duty to give notification of any defects or irregularities in the tender of any shares of Series C Preferred Stock or will incur any liability for failure to give any such notification.

A tender of Series C Preferred Stock pursuant to the procedures described above will constitute a binding agreement between the tendering Series C Holder and Company upon the terms and subject to the conditions of the Series C Offer and Consent Solicitation.

Withdrawal Rights

Shares of Series C Preferred Stock tendered pursuant to the Series C Offer and Consent Solicitation may be withdrawn at any time prior to the Expiration Date, which is [ • ], 2011, unless extended, and after [ • ], 2011, if tendered Series C Preferred Stock shares have not yet been accepted for payment by the Company. Once accepted for payment, a tendered share may not be withdrawn.

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth on the Letter of Transmittal and must specify the name, address and social security number of the person having tendered the shares of Series C Preferred Stock to be withdrawn, the certificate number or numbers for such shares and the name of the registered holder, if different from that of the person who tendered such shares of Series C Preferred Stock.

If certificates have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers of the particular certificates evidencing the shares of Series C Preferred Stock withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of such certificates. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by us in our discretion, and our determination will be final and binding. Neither we nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give any such notification. Any shares of Series C Preferred Stock properly withdrawn will be deemed not to have been validly tendered for purposes of the Series C Offer and Consent Solicitation. However, withdrawn shares of Series C Preferred Stock may be re-tendered by following one of the procedures described under “— Procedure for Tendering Shares and Notice of Guaranteed Delivery” at any time prior to the Expiration Date.

Lost or Missing Certificates

If a Series C Holder desires to tender Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation but the certificate evidencing such Series C Preferred Stock has been mutilated, lost, stolen or destroyed, the Series C Holder may write to or telephone Computershare at the address or telephone number listed below about procedures for obtaining a replacement certificate for such Series C Preferred Stock.

Computershare Trust Company N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-884-4225
Attention: Lost Securities

Conditions of the Series C Offer and Consent Solicitation

Our obligation to accept Series C Preferred Stock pursuant to the Series C Offer and Consent Solicitation is subject to a number of conditions, which are described below:

Effective registration statement:  The Series C Offer is conditioned upon the Registration Statement becoming effective. This is a non-waivable condition of the Series C Offer and Consent Solicitation. The Registration Statement became effective on [ • ], 2011.

Consent of Series C Holders.  The Series C Offer is conditioned upon the consent to the Series C Offer and the Series D Exchange by the holders of at least two-thirds of the outstanding Series C Preferred Stock.

Approval of the Amendments to our Charter.  The Series C Offer is conditioned upon the approval by the stockholders entitled to vote on each Proposal presented at the special meeting of each Amendment.

Participation by the Series C Holders.  The Series C Offer is conditioned upon the participation of the holders of at least two-thirds of the outstanding Series C Preferred Stock. Thus, for the Series C Offer to close, the holders of at least two-thirds of the outstanding Series C Preferred Stock must validly tender their Series C Preferred Stock.

Completion of the Series D Exchange.  The Series C Offer is conditioned upon the completion of the exchange of all issued and outstanding shares of the Company’s Series D Preferred Stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,600 in cash.

In addition, we will not be required to accept for exchange or, subject to any applicable rules or regulations of the SEC, exchange any Series C Preferred Stock tendered for exchange and may postpone the acceptance for exchange of any Series C Preferred Stock tendered for exchange, and may terminate or amend the Series C Offer and Consent Solicitation as provided in the proxy statement/consent solicitation/ prospectus that is part of the Registration Statement, if at any time on or after the date of this Series C Offer and Consent Solicitation and before the Expiration Date, any of the following conditions have occurred:

Adverse Proceeding.  There shall have been instituted or threatened or be pending any action or proceeding before or by any court or governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the Series C Offer or Consent Solicitation that is, or is reasonably likely to be, in our reasonable judgment, materially adverse to our business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.

A Material Adverse Development in Proceedings.  There shall have occurred any material adverse development, in our reasonable judgment, with respect to any action or proceeding concerning us.

An Adverse Order or Law.  An order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued or promulgated by any court or administrative agency or instrumentality that, in our reasonable judgment, would or might prohibit, prevent, restrict or delay consummation of the Series C Offer or Consent Solicitation that is, or is reasonably likely to be, materially adverse to our business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects.

A Suspension of Trading, the Commencement of Hostilities, or Other Serious Event.  There shall have occurred:

•	any general suspension of, or limitation on prices for, trading in securities in the United States securities or financial markets,

•	any material adverse change in the price of the Series C Preferred Stock in the United States or financial markets,

•	a material impairment in the trading market for securities,

•	a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States,

•	any limitation (whether or not mandatory) by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, on, or other event that, in our reasonable judgment, might affect, the extension of credit by banks or other lending institutions,

•	a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States,

•	any imposition of a general suspension or limitation of prices quoted by Pink OTC Markets’ inter-dealer quotation service, or

•	in the case of any of the foregoing that exist on the date of this document, a material acceleration or worsening of such event.

The foregoing conditions are for our sole benefit and may be asserted by us on or before the Expiration Date regardless of the circumstances giving rise to any such conditions or may be waived on or before the Expiration Date by us in whole or in part, except to the extent that any such conditions arise out of any action or inaction by us or any of our affiliates. The failure by us to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each such right will be deemed a continuing right which may be asserted at any time and from time to time on or before the Expiration Date.

Waiver of Conditions

We reserve the absolute right (but are not obligated), subject to the rules and regulations of the SEC, to waive on or before the Expiration Date any of the conditions of the Series C Offer other than the condition regarding the effectiveness of the Registration Statement.

If any of the waivable conditions are not satisfied prior to the Expiration Date, we may, subject to applicable law:

•	terminate the Series C Offer and Consent Solicitation and return all shares of Series C Preferred Stock to tendering holders;

•	extend the Series C Offer and Consent Solicitation and retain all tendered Series C Preferred Stock until the extended Expiration Date;

•	amend the terms of the Series C Offer or Consent Solicitation or modify the consideration to be paid by us pursuant to the Series C Offer; or

•	waive the unsatisfied conditions with respect to the Series C Offer and Consent Solicitation and accept all Series C Preferred Stock tendered pursuant to the Series C Offer and Consent Solicitation.

Source of Funds

We intend to fund all cash payments to Series C Holders pursuant to the Series C Offer, including any payments for fractional shares of Common Stock, with cash on hand.

Fees and Expenses

The Company will pay all expenses of the Series C Offer including, but not limited to, the following estimated fees incurred or to be incurred in the transaction:

Filing Fees	$500
Legal Fees	$360,000
Accounting and Appraisal Fees	$115,000
Soliciting Expenses	$15,000
Financial Advisor Expenses (including fairness opinion preparation)	$655,000
Printing Costs	$100,000

Estimated Fees Total	$1,245,500

The Company has not made any provision to grant unaffiliated security holders of the Company access to the corporate files of the Company or to obtain counsel or appraisal services at the expense of the Company.

Brokers, dealers, commercial banks and trust companies will be reimbursed by us for customary mailing and handling expenses incurred by them in forwarding material to their customers.

Interest of Certain Persons in the Series C Offer

Pursuant to the Articles Supplementary to the Company’s charter, whenever dividends on the Series C Preferred Stock are in arrears for six or more quarters (whether or not consecutive), the Series C Holders have the right to elect two additional directors to the Board of Directors. Because dividends on the Series C Preferred Stock were in arrears for six or more quarters as of the 2009 Annual Stockholders’ Meeting, two directors, Howard Amster and Barry Igdaloff, were elected at that meeting to serve on the Board of Directors by the Series C Holders.

As part of the Series C Offer and Consent Solicitation and the Amendment contemplated by a Proposal 1, Messrs. Amster and Igdaloff will not automatically continue to serve on the Board of Directors beyond the special meeting. However, under the Voting Agreement, dated December 10, 2010, the Company and Messrs. Amster and Igdaloff have mutually agreed that following a successful conclusion to the Series C Offer, the Company will use its reasonable best efforts to expand the Board of Directors by two positions and appoint Messrs. Amster and Igdaloff to fill the newly-created positions. Moreover, at the next annual meeting of stockholders of the Company occurring after the completion of the Series C Offer, the Company will use its reasonable best efforts to nominate Messrs. Amster and Igdaloff to three-year terms as directors of the Board of Directors, and Messrs. Amster and Igdaloff will accept such nominations. Further, under the Voting Agreement, Messrs. Amster and Igdaloff will vote “for” the Proposals. For more information regarding the structure of the Board of Directors upon filing the revised charter and the service on the Board of Directors of Messrs. Amster and Igdaloff, see “Directors, Executive Officers and Control Persons — Classified Directors” and “— Series C Directors,” respectively.

Messrs. Amster and Igdaloff did not serve on the Special Committee which considered the Recapitalization, including the Series C Offer.

Mr. Amster owns 172,366 shares of Series C Preferred Stock and is the trustee of two trusts which own 46,400 shares of Series C Preferred Stock, collectively. Mr. Igdaloff owns 207,649 shares of Series C Preferred Stock, and as a registered investment advisor, he controls an additional 100,125 shares. Messrs. Amster and Igdaloff will be entitled to participate in the Series C Offer and Consent Solicitation on the same terms as are being offered to other Series C Holders.

In accordance with a Voting Agreement with the Company, Messrs. Amster and Igdaloff have agreed to vote “for” all the Proposals, and will consent to the Series C Offer and the Series D Exchange. Further, Messrs. Amster and Igdaloff have both indicated that they will tender all of their Series C Preferred Stock and will elect the Stock-Only Option in exchange for their shares. The reason for the aforementioned actions is that Messrs. Amster and Igdaloff believe that the Series C Offer is in the best interest of the Company because, if it closes, it will improve the Company’s capital structure and eliminate the accrued and unpaid dividends on the Series C Preferred Stock, as described in greater detail in “Background of the Recapitalization.” Further, Messrs. Amster and Igdaloff believe that their participation in the Series C Offer is in the best interest of each director because they have the opportunity to select their Consideration Option and each such director wants to receive as much of the Company’s Common Stock in exchange for their Series C Preferred Stock as they are eligible to receive.

Recommendations of the Directors, Executive Officers and Affiliates

None of the directors, executive officers or affiliates of the Company have made any recommendations in support of or opposed to participation in the Series C Offer.

Exchange Agent

We have engaged Computershare Trust Company, N.A. to act as the Exchange Agent for the Series C Offer and Consent Solicitation.

Holders of Common Stock will not have the opportunity to participate in the Series C Offer or to consent to the Series C Offer and Series D Exchange. To ensure that the holders of Common Stock have the necessary information to make an informed decision when voting on the Proposals, and in particular Proposal 3, and because of relevant rules of the SEC that entitled you to receive certain information regarding the Series C Offer and the Consent Solicitation, we are providing you with the information above.

THE SERIES D EXCHANGE

The following description contains a summary of the Series D Exchange. Holders of Common Stock will not have the opportunity to participate in the Series D Exchange or to consent to the Series C Offer and Series D Exchange. To ensure that the holders of Common Stock have the necessary information to make an informed decision when voting on the Proposals, and in particular Proposal 3, and because of relevant rules of the SEC that entitled you to receive certain information regarding the Series D Exchange, we are providing you with the information contained in this section.

General

Under the Exchange Agreement, between the Company and the Series D Holders, entered into on December 10, 2010, at the completion of the Series C Offer, the Series D Holders collectively shall tender to the Company all 2,100,000 shares of issued and outstanding Series D Preferred Stock and receive an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash. The discussion of the Series D Exchange is qualified by reference to the Exchange Agreement attached to this proxy statement as Exhibit D.

The Series D Holders will not be permitted to sell or transfer (except to certain affiliates) the Common Stock issued to each until the earlier of either (a) three years has passed, (b) an ownership change has occurred resulting in the loss of the Company’s existing net operating losses, (c) an ownership change is authorized by the Board of Directors resulting in the loss of the Company’s existing NOLs, or (d) a determination by the Board of Directors that the Company’s NOLs will not be realized in whole or in part (the “Lock-Up Period”). Upon the closing of the Series C Offer and during the Lock-Up Period, each Series D Holder has the right to appoint either an observer (without voting rights) or a director (with voting rights) (each, a “Board Director”) to the Board of Directors. In the event a Series D Holder elects to appoint a representative to the Board of Directors, the Company will be required to expand the size of its Board of Directors pursuant to the company’s bylaws and appoint such Board Director to the Board of Directors. The Series D Exchange is complete subject to certain conditions beyond the control of the Company or the Series D Holders. One such condition is the completion of the Series C Offer.

The shares of Common Stock issued in the Series D Exchange will be issued pursuant to an exemption from registration under Regulation D of the Securities Act and therefore will be “restricted securities.” Upon completion of the Series C Offer and consummation of the Series D Exchange, the Series D Holders and the

Company will execute a registration rights agreement in the form as attached to the Exchange Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement will obligate the Company to register the Common Stock issued in the Series D Exchange at the end of the Lock-Up Period so that such shares of Common Stock will become freely tradable.

Agreement to Vote on the Proposals and the Company’s Slate

In the Exchange Agreement, the Series D Holders have agreed to consent to and vote their Series D Preferred Stock in favor of the Proposals. The Series D Holders have also agreed to vote the shares of Common Stock each will receive in the Series D Exchange in favor of the Company’s slate of nominees to the Board of Directors at the next annual meeting of stockholders.

Differences in Rights of Our Common Stock and Series D Preferred Stock

Differences in the rights represented by our Common Stock and Series D Preferred Stock are summarized below.

Voting Rights:	Common Stock: One vote per share on all matters submitted to stockholders.

Series D: One vote for each share of Common Stock into which the Series D Preferred Stock held as of the record date is convertible on all matters submitted to stockholders. Additionally, the affirmative vote of the holders of two-thirds of the outstanding shares of Series D Preferred Stock, voting separately as a class is required:

• to (except under certain circumstances) create, issue, authorize or increase (including by way of a recapitalization) the authorized amount of, or create, issue or authorize any obligation or security convertible into, or exercisable or exchangeable for, or evidencing a right to purchase, (a) any Series D Preferred Stock, (b) any class or series of shares of the Company, the terms of which expressly provide that such class or series ranks pari passu with the Series D Preferred Stock (“Parity Shares”) as to payment of dividends and distribution of assets in the event of any voluntary or involuntary liquidation (in bankruptcy or otherwise), dissolution or winding-up of the Company (each, a “Liquidation Event”), or (c) any class or series of shares of the Company, the terms of which expressly provide that such class or series ranks senior to the Series D Preferred Stock (“Senior Shares”) as to payment of dividends and distribution of assets upon a Liquidation Event;

• to approve or make any amendment to the terms of the Series D Preferred Stock or the Series D Articles Supplementary;

• to amend, alter, change, repeal or waive any provision of our charter or Bylaws, if such amendment, alteration, change, repeal or waiver adversely affects the rights of the Series D Preferred Stock;

• to reclassify any of the Company’s authorized shares into any Series D Preferred Stock, Parity Shares, Senior Shares, or any obligation or security convertible into or, exercisable or exchangeable for, or evidencing a right to purchase any, Series D Preferred Stock, Parity Shares or Senior Shares;

• to consummate any transaction that could, or could reasonably be expected to, individually or in the aggregate, adversely affect or impair the rights, privileges or preferences of the Series D Holders in such capacity; or

• to enter into any contract, agreement, commitment or understanding with respect to any of the foregoing.

Dividend Rights:	Common Stock: The payment of dividends on our Common Stock is at the discretion of our Board of Directors. No dividends can be paid on any of our Common Stock until all accrued and unpaid dividends on our Series C Preferred Stock and Series D Preferred Stock are paid in full. We do not anticipate that any dividends will be declared or paid on shares of Common Stock in the foreseeable future.

Series D: Dividends on the Series D Preferred Stock are payable bi-annually and upon conversion of the Series D Preferred Stock into Common Stock or Series D2 Preferred Stock. Moreover, any dividend issued to holders of common stock must be made concurrently to holders of Series D Preferred Stock on an as-converted basis. The Company has not paid dividends on the Series D Preferred Stock since October 2007. We do not anticipate that any dividends will be declared or paid on shares of Series D Preferred Stock in the foreseeable future.

Optional Redemption:	Common Stock: We do not have right to redeem Common Stock.

Series D: We do not have a right to redeem the Series D Preferred Stock

Mandatory Redemption:	Common Stock: Holders have no right to require redemption.

Series D: Holders have no right to require redemption.

Optional Conversion:	Common Stock: Not convertible.

Series D: Holders have the right at any time to covert each share of Series D Preferred Stock into a the number of shares of Common Stock as is determined by dividing the initial value of the Series D Preferred Stock, as adjusted from time to time for certain extraordinary stock events (the “Adjusted Stated Value”) by $7.00, as adjusted from time to time pursuant to the terms of the Articles Supplementary (the “Conversion Price”). Subject to certain conditions. The Company has the right to convert each share of Series D Preferred Stock into a certain number of shares of Common Stock.

Forced Conversion:	Common Stock: The Company has no right to force conversion of Common Stock into another security.

Series D: Each share of Series D Preferred Stock shall automatically be converted into the number of shares of Common Stock as is determined by dividing the Adjusted Stated Value by the Conversion Price on the ninth anniversary of the first date on which shares of Series D Preferred Stock are first issued, which will occur in 2016 if the Series D Preferred Stock is outstanding at that time.

Liquidation:	Common Stock: Distributions are only made to holders of Common Stock if liquidation preferences of preferred stock are satisfied.

Series D: Series D Holders are entitled to receive out of the assets of the Company available for distribution to stockholders an amount equal to the greater of (a) the aggregate amount of the Adjusted Stated Value of the Series D Preferred Stock plus all accumulated and unpaid dividends on the Series D Preferred Stock as of the date of such Liquidation Event held by such holder or (b) the amount such holder would have been entitled to receive if such holder had exercised his, her or its right to convert all of its Series D Preferred Stock into shares of Common Stock immediately prior to such Liquidation Event.

Exchange of Shares

Upon the terms and subject to the conditions of the Series D Exchange, the exchange of the outstanding shares of Series D Preferred Stock will be exchange for cash and Common Stock will occur at the closing of the Series D Exchange.

Conditions of the Series D Exchange

The Series D Exchange is complete subject to certain conditions beyond the control of the Company or the Series D Holders, which are described below:

Approval of the Amendments to our Charter.  The Series D Exchange is conditioned upon the approval by the stockholders entitled to vote on each Proposal presented at the special meeting of each Amendment.

Completion of the Series C Offer.  The Series D Exchange is conditioned upon the closing of the Company’s offer to exchange of all issued and outstanding shares of the Company’s Series C Preferred Stock for an aggregate of 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash

No IRS Ruling.  The Series D Exchange is conditioned upon there being no change in, revocation of, or amendment to the IRS Ruling, any Supplemental IRS Ruling or applicable law that could reasonably be expected to cause any party to incur any taxes (other than any de minimis taxes), and there being no change in, revocation of, or amendment to the IRS Ruling, any Supplemental IRS Ruling or the applicable law that could reasonably be expected to impose a limitation on the ability of the Company to utilize its NOLs as a result of the Series C Offer or the Series D Exchange, and there being no other change in, revocation of, or amendment to such ruling or the applicable law that could reasonably be expected to adversely affect the Company.

SEC Filings.  The Series D Exchange is conditioned upon declaration of effectiveness of the Registration Statement by the SEC and no stop order or proceeding seeking a stop order, and the SEC staff having no further comments on either the Schedule TO/13E-3 filed as part of the Series C Offer or this proxy statement.

No Illegality or Injunctions.  The Series D Exchange is conditioned upon there being no temporary, preliminary or permanent restraints in effect preventing or prohibiting the Series D Exchange.

Governmental Action.  The Series D Exchange is conditioned upon there being no instituted or pending material Action by any governmental authority seeking to restrain or prohibit the Series C Offer or Series D Exchange.

Five Percent Shareholder under Section 382 of the Code.  The Series D Exchange is conditioned upon no person or group having qualified as or otherwise becoming a “5-percent shareholder” under Section 382 of the Code and/or Section 1.382-2T(g) of the U.S. Treasury Regulations.

No Material Adverse Effect to the Company.  The Series D Exchange is conditioned upon there not having been a any change, effect, event, occurrence or development that, individually or in the aggregate, is resulting, has resulted, or would reasonably be expected to result in a material adverse effect on the business, financial condition, equity reserves, surplus or results of operations of the Company and its subsidiaries, taken as a whole, or on the ability of Company to perform its obligations under the Exchange Agreement or to consummate the Series D Exchange.

The Series D Exchange is subject to standard representations, warranties and covenants, and failure to comply by any party is waivable by the other parties.

Source of Funds

We intend to fund all cash payments to holders pursuant to the Series D Exchange with cash on hand.

Holders of Common Stock will not have the opportunity to participate in the Series D Exchange or to consent to the Series C Offer and Series D Exchange. To ensure that the holders of Common Stock have the necessary information to make an informed decision when voting on the Proposals, and in particular Proposal 3, and because of relevant rules of the SEC that entitled you to receive certain information regarding the Series D Exchange, we are providing you with the information above.

EFFECT OF THE RECAPITALIZATION ON THE COMMON STOCK
AND THE HOLDERS OF COMMON STOCK

The proposed issuances of our Common Stock as part of the Recapitalization would result in immediate and substantial dilution to the existing holders of our Common Stock. As of [ • ], 2011, the Company had 9,368,053 shares of Common Stock outstanding. Upon completion of the Series C Offer, 43,823,600 shares of Common Stock would be issued in the Series C Offer to those Series C Holders who participate and as part of the Remainder Consideration to those who do not. Upon completion of the Series D Exchange, 37,161,600 shares of Common Stock would be issued and, therefore, 90,353,253 shares of our Common Stock would be outstanding after completion of the Recapitalization. See the “Capitalization” section of this proxy statement. While the holdings of the holders of Common Stock would be significantly diluted, the Special Committee and Board of Directors determined that the Recapitalization is nonetheless fair to the Common Stock holders because dilution is offset by accretion to earnings, book value and liquidation value, as well as the overall improvement of the Company’s financial condition.

The Special Committee and the Board of Directors considered various other factors that are likely to positively impact and negatively impact the holders of the Common Stock and impact whether the Recapitalization is fair to the holders of Common Stock. Please see “Background of the Recapitalization — Considerations by the Special Committee and the Board of Directors of the Company,” “— Findings and Conclusions of the Special Committee Findings” and “— Findings and Conclusions of the Board of Directors.” As part of the consideration by the Special Committee and the Board of Directors, the Special Committee and the Board of Directors reviewed and considered an opinion from Stifel, dated December 10, 2010 and a subsequent bring-down opinion from Stifel, dated April 14, 2011, each of which concluded that the proposed Recapitalization is fair to the holders of Common Stock. See “Background of the Recapitalization “— Opinion of NovaStar’s Financial Advisor” and “— Bring-Down Opinion of NovaStar’s Financial Advisor.”

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2010 (in thousands):

•	on an actual basis;

•	on a pro forma basis to give effect to the Series C Offer (assuming 27.15% of the outstanding shares of Series C Preferred Stock (811,650 shares) are each exchanged for $2.00 in cash and 3 shares of Common Stock and 72.85% of the outstanding shares of Series C Preferred Stock (2,178,350 shares) are each exchanged for 19 shares of Common Stock); and

•	on a pro forma basis to give effect to (i) the Series C Offer (assuming 27.15% of the outstanding shares of Series C Preferred Stock (811,650 shares) are each exchanged for $2.00 in cash and 3 shares of Common Stock and 72.85% of the outstanding shares of Series C Preferred Stock (2,178,350 shares) are each exchanged for 19 shares of Common Stock) and (ii) the Series D Exchange (assuming 100% of the outstanding shares of Series D Preferred Stock (2,100,000 shares) are each exchanged for $0.656 in cash and 17.7 shares of Common Stock); and

•	the Common Stock value on April 15, 2011 was assumed in determining the difference between the fair value of the consideration transferred to the holders of the Series C Preferred Stock and Series D Preferred Stock and the carrying amount of the Series C Preferred Stock and Series D Preferred Stock to calculate a return to (from) the Series C Holders and Series D Holders.

You should read this information together with our financial statements and the notes to those statements appearing elsewhere in this proxy statement. The following does not reflect the impact of the transactions in which the Company cancelled the existing $78.1 million aggregate principal amount of trust preferred securities and issued the Senior Notes as described in the “Recent Developments” section. The Company does not believe these transactions will have a material impact on its capitalization.

			Pro Forma — Series C
		Pro Forma — Series C	Offer and Series D
	Actual	Offer Only	Exchange

Series C Preferred Stock (redeemable preferred stock, $25 liquidating preference per share, 2,990,000, 0, 0 shares, issued and outstanding)	$30	$—	$—
Series D Preferred Stock (convertible participating preferred stock, $25 liquidating preference per share; 2,100,000, 2,100,000, 0 shares, issued and outstanding)	21	21	—
Common stock, 9,368,053, 53,191,653 and 90,353,253 issued and outstanding	94	532	904
Additional paid-in capital	787,363	732,997	747,467
Accumulated deficit	(898,195)	(824,239)	(811,158)
Accumulated other comprehensive income	4,411	4,411	4,411
Total NFI shareholders’ deficit	(106,276)	(86,278)	(58,376)
Noncontrolling interests	(267)	(267)	(267)

Total shareholders’ deficit	$(106,543)	$(86,545)	$(58,643)

The following table sets forth the actual accrued and unpaid dividends and the aggregate liquidating preferences of the Series C Preferred Stock and Series D Preferred Stock on the same bases as the preceding table. The accrued and unpaid dividends on the Series C Preferred Stock and the Series D Preferred Stock are assumed to be forgiven when giving effect to the Series C Offer and Series D Exchange.

			Proforma — Series C
		Proforma — Series C	Offer and Series D
	Actual	Offer Only	Exchange

Accrued and unpaid dividends on the Series C Preferred Stock	$21,621	—	—
Accrued and unpaid dividends on the Series D Preferred Stock	$29,279	$29,279	—
Series C Preferred Stock Aggregate Liquidating Preference	$74,750	—	—
Series D Preferred Stock Aggregate Liquidating Preference	$52,500	$52,500	—

MARKET FOR COMMON STOCK

In October 1997, our registration statement for our initial public offering of Common Stock became effective and our Common Stock shares commenced trading on the New York Stock Exchange (the “NYSE”) under the symbol “NFI.” In January 2008, our Common Stock was delisted from the NYSE and is currently quoted by Pink OTC Markets’ inter-dealer quotation service as an OTCQB security under the symbol “NOVS.” There were approximately [ • ] holders of record of Common Stock as of [ • ], 2011.

The table below sets forth, for the periods indicated, the high and low sales prices of our Common Stock as reported by the NYSE and as quoted by Pink OTC Markets’ inter-dealer quotation service.

Sales Prices

2008	High	Low

First Quarter	$3.44	$1.10
Second Quarter	2.03	1.00
Third Quarter	1.99	0.28
Fourth Quarter	1.01	0.22

2009	High	Low

First Quarter	$0.65	$0.20
Second Quarter	1.74	0.55
Third Quarter	1.35	0.75
Fourth Quarter	1.28	0.80

2010	High	Low

First Quarter	$1.01	$0.69
Second Quarter	1.04	0.80
Third Quarter	0.99	0.52
Fourth Quarter	0.91	0.25

2011	High	Low

First Quarter	$0.51	$0.35
Second Quarter (through April 15, 2011)	$0.48	$0.39

On April [ • ], 2011, the closing price of our Common Stock as quoted by Pink OTC Markets’ inter-dealer quotation service was $[ • ] per share.

MARKET FOR SERIES C PREFERRED STOCK

In January 2004, our registration statement for our initial public offering of the 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), became effective, and the Series C Preferred Stock commenced trading on the NYSE. In January 2008, the Series C Preferred Stock was delisted from the NYSE and is currently quoted by Pink OTC Markets’ inter-dealer quotation service as an OTCQB security under the symbol “NOVSP.” There were approximately [ • ] holders of record of Series C Preferred Stock as of [ • ], 2011.

Sales Prices

The table below sets forth, for the periods indicated, the high and low sales prices of our Series C Preferred Stock as reported by the NYSE and as quoted by Pink OTC Markets’ inter-dealer quotation service.

2008	High	Low

First Quarter	$4.75	$1.16
Second Quarter	4.90	2.01
Third Quarter	3.25	0.81
Fourth Quarter	2.70	0.40

2009	High	Low

First Quarter	$2.00	$0.66
Second Quarter	3.25	1.50
Third Quarter	3.22	1.62
Fourth Quarter	2.80	1.50

2010	High	Low

First Quarter	$2.05	$1.55
Second Quarter	3.75	1.55
Third Quarter	1.90	1.10
Fourth Quarter	5.95	1.51

2011	High	Low

First Quarter	$5.50	$5.10
Second Quarter (through April 15, 2011)	$5.39	$5.00

On April [ • ], 2011, the closing price of our Series C Preferred Stock as quoted by Pink OTC Markets’ inter-dealer quotation service was $[ • ] per share.

MARKET FOR SERIES D PREFERRED STOCK

The Series D Preferred Stock is privately held by Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC and Massachusetts Mutual Life Insurance Company. There is no established public trading market for the Series D Preferred Stock. The Series D Holders purchased the outstanding Series D Preferred Stock in 2007 and there have been no subsequent purchases of Series D Preferred Stock.

DIVIDEND POLICY AND DIVIDENDS PAID ON OUR COMMON STOCK

Dividend distributions will be made at the discretion of the Board of Directors and will depend on earnings, financial condition, cost of equity, investment opportunities and other factors as the Board of Directors may deem relevant. In addition, accrued and unpaid dividends on our Series C Preferred Stock and Series D Preferred Stock must be paid prior to the declaration of any dividends on our Common Stock. We do not expect to declare any cash or stock dividend distributions in the near future.

We did not pay dividends on our Common Stock in 2008, 2009 or 2010, nor have we paid dividends on our Common Stock in 2011.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis relates to our financial condition and results of operations for the relevant periods and is based on, and should be read in conjunction with, our financial statements appearing elsewhere in this proxy statement. The following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under “Risk Factors.” See “Cautionary Note Regarding Forward-Looking Statements” for cautionary statements concerning forward-looking statements.

Executive Overview

Corporate Overview, Background and Strategy — We are a Maryland corporation formed on September 13, 1996. We own 88% of StreetLinks LLC (“StreetLinks”), a national residential appraisal and real estate valuation management services company. StreetLinks collects fees from lenders and borrowers in exchange for a residential appraisal provided by independent residential appraisers. Most of the fee is passed through to independent residential appraisers with whom StreetLinks has a contractual relationship. StreetLinks retains a portion of the fee to cover its costs of managing the process to fulfill the appraisal order and perform a quality control review of each appraisal. StreetLinks also provides other real estate valuation management services, such as field reviews and value validation.

We own 74% of Advent Financial Services LLC (“Advent”). Advent provides financial settlement services, along with its distribution partners, mainly through income tax preparation businesses and also provides access to tailored banking accounts, small dollar banking products and related services to meet the needs of low and moderate income level individuals. Advent is not a bank, but acts as an intermediary for these products on behalf of other banking institutions. A primary distribution channel of Advent’s bank products is by way of settlement services to electronic income tax return originators. Advent provides a process for the originators to collect refunds from the IRS, distribute fees to various service providers and deliver the net refund to individuals. Individuals may elect to have the net refund dollars deposited into a bank account offered through Advent. Individuals also have the option to have the net refund dollars paid by check or to an existing bank account. Regardless of the settlement method, Advent receives a fee from the originator for providing the settlement service. Advent also distributes its banking products via other methods, including through employers and employer service organizations. Advent receives fees from banking institutions and from the bank account owner for services related to the use of the funds deposited to Advent-offered bank accounts.

StreetLinks purchased 51% of the equity of Corvisa in 2010. Corvisa is a technology company that develops and markets its software products to mortgage lenders. Its primary product is a self-managed appraisal solution for lenders to manage their appraisal process. Other products include analytical tools for the lender to manage their mortgage origination business.

Prior to changes in our business in 2007, we originated, purchased, securitized, sold, invested in and serviced residential nonconforming mortgage loans and mortgage securities. We retained, in our mortgage securities investment portfolio, significant interests in the nonconforming loans we originated and purchased, and through our servicing platform, serviced all of the loans in which we retained interests. We discontinued our mortgage lending operations and sold our mortgage servicing rights which subsequently resulted in the closing of our servicing operations. The mortgage securities we retained continue to be a significant source of our cash flow.

Significant Recent Events — Beginning in January 2011 through April 15, 2011, Advent’s business executed approximately 300,000 settlement products on behalf of its distribution partners, principally independent income tax preparation businesses. Advent received approximately $6.7 million in gross fees relating to these products through April 15, 2011, which are not net of variable or general and administrative expenses. While Advent will continue receiving new applications for refund settlement products, as well as continue receiving deposits throughout the year, the majority of new applications for the current tax season have been received. During 2010, Advent originated a nominal number of settlement products.

Refinancing of Trust Preferred Securities

In an effort to improve the Company’s liquidity position, on March 22, 2011, the Company entered into agreements that cancel the existing $78,125,000 aggregate principal amount of Trust Preferred Securities (“TruPS”) issued in 2009 by certain statutory trusts formed by a wholly-owned subsidiary, NovaStar Mortgage, Inc. (“NMI”). NMI issued unsecured junior subordinated notes (“Junior Subordinated Notes”), to support the payment obligations under the TruPS. The Junior Subordinated Notes were guaranteed by the Company. As a result of the transaction, the Junior Subordinated Notes were cancelled. In place of the TruPS and associated Junior Subordinated Notes, the Company issued to the holders of the TruPS unsecured senior notes pursuant to three indentures (collectively, the “Senior Notes”). The aggregate principal amount of the Senior Notes is $85,937,500, which is a 10% increase in principal over the liquidation value of the TruPS. The new Senior Notes will accrue interest at a rate of 1% until the earlier to occur of (a) a completed equity offering by the Company or its subsidiaries that results in proceeds of $40 million or more or (b) January 1, 2016. Thereafter, the Senior Notes will accrue interest at a rate of three-month LIBOR plus 3.5% (the “Full Rate”). The Senior Notes mature on March 30, 2033.

The indentures governing the Senior Notes contain negative covenants that, among other things, restrict the Company’s use of cash (including cash payments for distributions to shareholders). At any time that the Senior Notes accrue interest at the Full Rate and the Company satisfies certain financial covenants, certain negative covenants and restrictions on cash will not apply. The terms of the Senior Notes and associated agreements are more fully described in the Company’s current report on Form 8-K filed with the SEC on March 22, 2011.

Strategy — Management is focused on building the operations of StreetLinks and Advent. With StreetLinks’ acquisition of Corvisa during November 2010, the Company plans to expand its customer base and the real estate valuation management services that it currently provides to customers during fiscal year 2011. See Note 3 to the consolidated financial statements for additional details. If and when opportunities arise, we intend to use available cash resources to invest in or start businesses that can generate income and cash. Additionally, management will attempt to renegotiate and/or restructure the components of our equity in order to realign the capital structure with our current business model as noted above.

The key performance measures for executive management are:

•	maintaining and/or generating adequate liquidity to allow us to take advantage of investment opportunities, and

•	generating income for our shareholders.

The following key performance metrics are derived from our consolidated financial statements for the periods presented and should be read in conjunction with the more detailed information therein and with the disclosure included in this report under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Table 1 — Summary of Financial Highlights and Key Performance Metrics (dollars in thousands; except per share amounts)

	December 31,
	2010	2009

Cash and cash equivalents	$12,582	$7,104
Net income (loss) available to common shareholders, per diluted share	86.53	(20.97)

Liquidity — During 2010, we continued to develop StreetLinks and significantly increased its appraisal volume. StreetLinks had revenues of $75.2 million during 2010 as compared to $31.1 million in 2009. StreetLinks has produced net positive cash flow and earnings in 2010 and is expected to continue producing net positive cash flow and earnings for the foreseeable future. During 2010, we received $12.9 million in cash on our mortgage securities portfolio, compared to $18.5 million in 2009. During 2010, we used cash to pay for corporate and administrative costs, the contingent consideration payments related to the StreetLinks acquisition and the investment in Corvisa of $1.5 million. As of December 31, 2010, we had $12.6 million in unrestricted cash and cash equivalents and $1.4 million of restricted cash which is included in the other noncurrent assets line item of the consolidated balance sheets.

StreetLinks and our portfolio of mortgage securities have been our primary source of cash flows. The cash flows from our mortgage securities will continue to decrease as the underlying mortgage loans are repaid and could be significantly less than the current projections if interest rate increases exceed the current assumptions. Our liquidity consists solely of cash and cash equivalents and future cash flows generated through our operating businesses. Our consolidated financial statements have been prepared on a going concern basis of accounting which contemplates continuity of operations, realization of assets, liabilities and commitments in the normal course of business. The Company has experienced significant losses over the past several years and has a significant deficit in shareholders’ equity. Notwithstanding these negative factors, management believes that its current operations and its unrestricted cash availability is sufficient for the Company to discharge its liabilities and meet its commitments in the normal course of business, other than dividend payments to the Series C Holders and Series D Holders. See “Liquidity and Capital Resources” for further discussion of our liquidity position and steps we have taken to preserve liquidity levels.

As of December 31, 2010, we had a working capital deficiency of $35.9 million. This was mainly attributable to preferred dividends payable of $50.9 million being classified as a current liability, although the Company does not expect to pay the dividends due to management’s effort to conserve cash. If such transactions close, the accrued and unpaid preferred dividends would be eliminated through the Series C Offer and the Series D Exchange described under the heading “Significant Recent Events”.

Impact on Our Financial Statements of Derecognition of Securitized Mortgage Assets

During the first quarter of 2010, certain events occurred that required us to reconsider the accounting for three consolidated loan trusts — NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1. As all requirements for derecognition have been met under applicable accounting guidelines, we derecognized the assets and liabilities of the NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1 trusts in January 2010. The securitized loans in these trusts have suffered substantial losses and through the date of the derecognition we recorded significant allowances for these losses. These losses have created large accumulated deficits for the trust balance sheets. Upon derecognition, all assets, liabilities and accumulated deficits were removed from our consolidated financial statements. A gain of $993.1 million was recognized upon derecognition, representing the net accumulated deficits in these trusts.

The following is a summary of balance sheet information for each of the three derecognized loan trusts at the time of the reconsideration event and the resulting gain recognized upon derecognition:

Table 2 — Assets and Liabilities of Loan Trusts and Gain Recognized upon Derecognition (dollars in thousands)

	NHEL 2006-
	MTA1	NHEL 2006-1	NHEL 2007-1	Eliminations(A)	Total

Assets:
Mortgage loans — held-in-portfolio	$528,388	$399,507	$1,033,296	$(8,003)	$1,953,188
Allowance for loan losses	(147,147)	(115,191)	(440,563)	—	(702,901)
Accrued interest receivable	6,176	20,521	46,028	—	72,725
Real estate owned	11,842	17,919	25,548	—	55,309

Total assets	399,259	322,756	664,309	(8,003)	1,378,321
Liabilities:
Asset-backed bonds	588,434	465,164	1,175,608	6,427	2,235,633
Due to servicer	17,298	32,835	81,639	—	131,772
Other liabilities	9,432	12,368	24,017	(41,770)	4,047

Total liabilities	615,164	510,367	1,281,264	(35,343)	2,371,452
Gain on derecognition of securitization trusts	$215,905	$187,611	$616,955	$(27,340)	$993,131

(A)	Eliminations relate to intercompany accounts at the consolidated financial statement level; there are no intercompany balances between the securitization trusts.

Financial Condition as of December 31, 2010 as Compared to December 31, 2009

The following provides explanations for material changes in the components of our balance sheet when comparing amounts from December 31, 2010 and December 31, 2009.

As discussed previously in this report under the heading “Impact on Our Financial Statements of Derecognition of Securitized Mortgage Assets,” significant events occurred related to three securitized loan trusts during the first quarter of 2010 that caused us to derecognize the assets and liabilities of these trusts. Upon derecognition during the first quarter of 2010, all assets and liabilities of the trusts were removed from our consolidated financial statements and, therefore, their balances are zero as of December 31, 2010. These balances are not discussed further in the following comparative analysis:

•	Mortgage Loans — Held-in-Portfolio

•	Allowance for Loan Losses

•	Accrued Interest Receivable

•	Real Estate Owned

•	Due to Servicer

•	Asset-backed Bonds Secured by Mortgage Loans

•	Other Securitization Trust Liabilities

Cash and Cash Equivalents — See “Liquidity and Capital Resources” for discussion of our cash and cash equivalents.

Mortgage Securities — Substantially all of the mortgage securities we own and classify as trading are non-investment grade (BBB- or lower) and are owned by our CDO, which we consolidate. We organized the securitization prior to 2009 and we retained a residual interest in the CDO. However, due to poor performance of the securities within the CDO, our residual interest is not providing any cash flow to us and has no material value. The value of these securities fluctuates as market conditions change, including short-term interest rates, and based on the performance of the underlying mortgage loans. The liabilities of the securitization trust are included in other current liabilities in our consolidated balance sheet.

The mortgage securities classified as available for sale primarily include the value of four residual interests we own and were issued by loan securitized trusts we organized prior to 2009. The value of our mortgage securities is dependent on the interest rate environment, specifically the interest margin between the underlying coupon on the mortgage loans and the asset-backed bonds issued by the securitization trust to finance the loans. While interest rates remain low, the net margin has continued to be strong on these securities and therefore the securities provide cash flow to us. As a result, the value of these securities has not changed substantially during the year ended December 31, 2010. Following is a summary of our mortgage securities that are classified as available-for-sale.

Table 3 — Values of Individual Mortgage Securities — Available-for-Sale (dollars in thousands)

	December 31, 2010				December 31, 2009
			Constant	Expected			Constant	Expected
Securitization	Estimated	Discount	Pre-Payment	Credit	Estimated	Discount	Pre-Payment	Credit
Trust(A)	Fair Value	Rate	Rate	Losses	Fair Value	Rate	Rate	Losses

2002-3	$1,359	25%	17%	1.0%	$1,997	25%	15%	1.0%
2003-1	2,355	25	17	2.2	3,469	25	13	2.1
2003-3	553	25	12	2.5	1,437	25	10	2.7
2003-4	313	25	15	2.6	—	25	12	2.7

Total	$4,580				$6,903

(A)	We established the trust upon securitization of the underlying loans, which generally were originated by us.

Property and equipment, net — Property and equipment consists of furniture and fixtures, office equipment, hardware and computer equipment, software and leasehold improvements. The main increase as of December 31, 2010 compared to December 31, 2009 was mainly due to the property and equipment obtained as part of the Corvisa acquisition.

Notes Receivable — In order to maximize the use of our excess cash flow, we have made loans to independent entities during 2009 and 2010. The borrowing entities used the proceeds to finance on-going and current operations. The balance decreased due to reserves for bad debts in excess of additions to the notes. Management evaluates for uncollectability based on the likelihood of repayments based upon discussions with the borrowers and financial information.

Other Current Assets — Other current assets include prepaid expenses, the current portion of restricted cash, CDO receivables and other miscellaneous receivables. The balance decreased in 2010 as compared to 2009 due to a large portion of the restricted cash being released from restriction.

Goodwill — Pursuant to the terms of our purchase agreement for StreetLinks, we were obligated to make “earn out” payments to StreetLinks minority owners upon StreetLinks achieving certain earnings targets. The targets were achieved and payments made during the year ended December 31, 2010. These amounts have been recorded as Goodwill.

Dividends Payable — Dividends on preferred stock have not been paid since 2007. These dividends are cumulative and therefore we continue to accrue these dividends. Dividends on the Series C Preferred Stock are payable in cash and accrue at a rate of 8.9% annually. Dividends on the Series D Preferred Stock are payable in cash and accrue at a rate of 13.0% per annum. If such transactions close, the accrued and unpaid dividends would be eliminated through the Series C Offer and the Series D Exchange described under the heading “Significant Recent Events.”

Total Shareholders’ Deficit — As of December 31, 2010, our total liabilities exceeded our total assets by $106.5 million as compared to $1.1 billion as of December 31, 2009. The significant decrease in our shareholders’ deficit during the year ended December 31, 2010 results from our large net income, driven primarily by the gain recognized upon the derecognition of the assets and liabilities of three loan securitization trusts as discussed previously under the heading “Impact on Our Financial Statements of Derecognition of Securitized Mortgage Assets.”

Results of Operations — Consolidated Earnings Comparisons

Year ended December 31, 2010 as Compared to the Year Ended December 31, 2009

Securitization Trusts

Gain on Derecognition of Mortgage Assets — Significant events that occurred related to three securitized loan trusts. Prior to 2010, we consolidated the financial statements of these trusts. Upon derecognition during the first quarter of 2010, all assets and liabilities of the trusts were removed from our consolidated financial statements. Prior to derecognition, we recognized interest income, interest expense, gains or losses on derivative instruments which are included in the other expense line item in the table below, servicing fees and premiums for mortgage insurance related to these securitization trusts. These income and expense items were recognized only through the date of derecognition in January 2010. As a result, there was a significant variation in these balances when comparing the years ended December 31, 2010 and 2009. The following table presents the items affected by the derecognition and their balances.

Table 4 — Income (Expense) of Consolidated Loan Securitization; Gain on Derecognition of Mortgage Assets (dollars in thousands)

	For the Year
	Ended December 31,
	2010	2009

Gain on derecognition of securitization trusts	$993,131	$—
Interest income — mortgage loans	10,681	130,017
Interest expense — asset-backed bonds	(1,416)	(21,290)
Provision for credit losses	(17,433)	(260,860)
Servicing fees	(731)	(10,639)
Premiums for mortgage loan insurance	(308)	(6,041)
Other expense	(560)	(1,600)

In addition, the securitization trusts segment includes the Company’s CDO which was the main driver of the following consolidated statements of operations line items during the years ended December 31, 2010 and 2009.

Interest Income — Mortgage Securities — In general, our mortgage securities have been significantly impaired due to national and international economic crises, housing price deterioration and mortgage loan credit defaults. Interest income has declined as these assets have declined.

Appraisal Management

Service Fee Income and Cost of Services — We earn fees on the residential appraisals and other valuation services we complete and deliver to our customers, generally residential mortgage lenders. Fee revenue is directly related to the number of appraisals completed (units). Cost of Services includes the cost of the appraisal, which is paid to an independent party, and the internal costs directly associated with completing the appraisal order. The internal costs include compensation and benefits of certain employees, office administration, depreciation of equipment used in the production process, and other expenses necessary to the production process. The following is a summary of production and revenues and expenses.

Table 5 — Appraisal and Real Estate Valuation Management Services Operations (dollars in thousands, except unit amounts)

	For the Year Ended December 31,
	2010		2009
	Total	Per Unit	Total	Per Unit

Completed orders (units)	204,786		84,174
Service fee income	$75,168	$367	$31,106	$370
Cost of services	66,475	324	32,221	383
Selling, general and administrative expense	4,940	24	1,837	22
Other expense	(65)	—	46	1

Other income	15	—	—	—

Net income (loss)	3,833	19	(2,998)	(36)
Less: Net income (loss) attributable to noncontrolling interests	321	2	(829)	(10)

Net income (loss) attributable to NFI	$3,512	$17	$(2,169)	$(26)

We have generated substantial increases in order volume through aggressive sales efforts, leading to significant increases in the number of mortgage lender customers. We have also introduced new products leading to increased order volume. Federal regulatory changes have also contributed to increased customers and order volume. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into federal law. Various government agencies are charged with implementing new regulations under the Dodd-Frank Act. When fully implemented, the Dodd-Frank Act will modify and provide for new regulation of a wide range of financial activities, including residential real estate appraisals and appraisal management companies.

On April 1, 2011, as required by the Dodd-Frank Act, compliance with an interim final rule issued by the Federal Reserve Board, which amended Regulation Z under the Truth in Lending Act (the “Appraisal Rule”), became mandatory. The Dodd-Frank Act and the Appraisal Rule specific to residential real estate appraisals will include, but are not limited to, requirements that appraisers must be paid “customary and reasonable” compensation and that no person preparing a valuation for the purpose of extending consumer credit that will be secured by a principal dwelling may have an interest in the property or transaction for which the valuation is performed.

It is management’s opinion that the Appraisal Rule and other rules and regulations promulgated under the Dodd-Frank Act will strengthen appraiser reform, leading to greater appraiser independence and greater lender non-compliance liability and will likely increase lender and consumer costs. We believe credible lenders will continue to rely on appraisal management companies to mitigate their appraisal compliance risk and manage their appraisal fulfillment processes.

The Company also expects cash flows to increase in the future due to a larger customer base and operating efficiencies.

During 2009, we incurred costs to improve our operating infrastructure which were included in all expense categories in this segment. These improvements included adding facilities and equipment and technology enhancements to improve customer satisfaction and drive operating efficiencies. These costs are generally not recurring and therefore our cost per unit has improved.

Corporate

Interest Income — Mortgage Securities — The interest on the mortgage securities we own has decreased significantly from $16.9 million to $9.8 million in the corporate segment when comparing the year ended December 31, 2010 as compared to 2009 since the securities have declined in value as their expected future cash flow has decreased significantly. Management expects that the interest income and cash flow from these securities will continue to decline as the underlying loan collateral is repaid.

Selling, General and Administrative Expenses — Selling, general and administrative expenses have decreased from $18.7 million to $14.3 million for the years ended December 31, 2010 as compared to 2009, respectively due to a concerted effort by management to reduce corporate general and administrative expenses.

Interest Expense on Trust Preferred Securities — Interest expense on trust preferred securities decreased from the year ended December 31, 2009 as compared to the same period in 2010 due to the debt issuance cost becoming fully amortized on one of the securities during the year.

Contractual Obligations

We have entered into certain long-term debt, lease agreements, which obligate us to make future payments to satisfy the related contractual obligations.

The following table summarizes our contractual obligations, as of December 31, 2010.

Table 6 — Contractual Obligations (dollars in thousands)

	Payments Due by Period
		Less Than			After
Contractual Obligations	Total	1 Year	1-3 Years	3-5 Years	5 Years

Junior subordinated debentures(A)	$97,411	$781	$1,563	$1,563	$93,504
Operating leases(B)	3,171	1,406	1,692	73	—
Contingent consideration payments related to Corvisa acquisition	450	—	450	—	—

Total obligations	101,032	2,187	3,705	1,636	93,504

(A)	The junior subordinated debentures mature in 2035 and 2036. The contractual obligations for these debentures include expected interest payments on the obligations based on the prevailing interest rate of 1.0% per annum as of December 31, 2010 for each respective obligation. The junior subordinated debentures are described in detail in Note 7 to our consolidated financial statements.

(B)	The operating lease obligations do not include rental income of $0.6 million to be received under sublease contracts.

Uncertain tax positions of $1.1 million, which are included in the other liabilities line item of the noncurrent liabilities section of the consolidated balance sheets as of December 31, 2010, are not included in the table above as the timing of payment cannot be reasonably or reliably estimated.

Liquidity and Capital Resources

As of December 31, 2010, we had approximately $12.6 million in unrestricted cash and cash equivalents.

Cash on hand and receipts from StreetLinks operations and our mortgage securities are significant sources of liquidity. Service fee income was a substantial source of our cash flows for the year ended December 31, 2010. We have had significant growth during 2010 compared to 2009 and are currently projecting an increase in service fee income over the course of the next year as we continue to increase our customer base, although we cannot assure the same rate of growth that we have experienced during 2010. New regulations issued by federal agencies, especially those that became effective in the first quarter of 2010, have positively impacted StreetLinks’ sales efforts. Infrastructure changes and added efficiencies gained through automation have decreased selling, general and administrative expenses relative to the increased production. We anticipate that continued increases in appraisal volume and relatively lower operating costs on a per unit basis will drive positive earnings and cash flow from StreetLinks during 2011.

Based on the current projections, the cash flows from our mortgage securities will decrease in the next several months as the underlying mortgage loans are repaid, and could be significantly less than the current projections if losses on the underlying mortgage loans exceed the current assumptions or if short-term interest rates increase significantly.

Our current projections indicate that sufficient cash and cash flows are and will be available to meet payment needs. However, our mortgage securities cash flows are volatile and uncertain, and the amounts we receive could vary materially from our projections though we believe that the cash flows from StreetLinks will offset any reduction in our mortgage securities cash flows. As discussed under the heading “Legal Proceedings” in the “Description of Business” section, we are the subject of various legal proceedings, the outcome of which is uncertain. We may also face demands in the future that are unknown to us today related to our legacy lending and servicing operations.

If the cash flows from StreetLinks and our mortgage securities are less than currently anticipated, it would negatively affect our results of operations, financial condition, liquidity and business prospects. However management believes that its current operations and its cash availability are sufficient for the Company to discharge its liabilities and meet its commitments in the normal course of business.

Overview of Cash Flow for the Year ended December 31, 2010

Following are the primary and simplified sources of cash receipts and disbursements, excluding the impact of the securitization trusts.

Table 7 — Primary Sources of Cash Receipts and Disbursements (dollars in thousands)

	For the Years Ended
	December 31,
	2010	2009

Primary sources:
Fees received for appraisal and real estate valuation management services	$74,551	$30,607
Cash flows received from mortgage securities	12,858	18,479
Primary uses:
Payments for appraisals and real estate valuation management services and related administrative expenses	73,071	25,739
Payments of selling, general and administrative expenses	17,157	30,140
Disbursements to StreetLinks’ noncontrolling interests	2,804	—

Statement of Cash Flows — Operating, Investing and Financing Activities

The following table provides a summary of our operating, investing and financing cash flows from our consolidated statements of cash flows for years ended December 31, 2010 and 2009.

Table 8 — Summary of Operating, Investing and Financing Cash Flows (dollars in thousands)

	For the Years Ended
	December 31,
	2010	2009

Consolidated Statements of Cash Flows:
Cash (used in) provided by operating activities	$6,615	$67,218
Cash flows provided by investing activities	34,638	246,616
Cash flows used in financing activities	(35,775)	(331,520)

Operating Activities  The cash provided by operating activities in 2009 was primarily related to the securitized loan trusts (deconsolidated January 2010). See a discussion of the impact of the consolidated loan trusts in Note 4 to the consolidated financial statements. The Company is now focusing on its appraisal and real estate valuation management services business. During 2010, StreetLinks had positive operating cash flows in 2010 as compared to 2009 when StreetLinks had negative operating cash flows. Although the Company continues to fund the development of the Advent business, which used approximately $2.5 million in 2010 to pay for operating expenses, the Company anticipates that Advent will have sufficient revenues to cover its expenses in 2011.

Investing Activities.  Substantially all of the cash flow from investing activities relates to either payments on securitized loans or sales upon foreclosure of securitized loans. These amounts decreased in 2010 as compared to 2009 as they were deconsolidated during the first quarter of 2010. Additionally, in 2009 and the beginning of 2010, our mortgage loan portfolio declined significantly and borrower defaults increased, resulting in lower repayments of our mortgage loans held-in-portfolio and lower cash proceeds from the sale of assets acquired through foreclosure compared to prior years. The Company paid out $2.8 million in 2010 related to contingent consideration earnings targets being achieved from the 2008 acquisition of StreetLinks along with the purchase of Corvisa for $1.4 million, net of cash received.

Financing Activities.  The payments on asset-backed bonds relates to bonds issued by securitization loan trusts, which have decreased as the assets in the trusts used to pay those bonds have declined.

Future Sources and Uses of Cash

Primary Sources of Cash

Cash Received from Appraisal and Real Estate Valuation Management Services — As shown in Table 7 above, cash receipts in our appraisal and real estate valuation management service operations are a significant source of cash and liquidity. These receipts have increased significantly as the appraisal volume has increased as discussed previously.

Cash Received From Our Mortgage Securities Portfolio — For the year ended December 31, 2010, we received $12.9 million in proceeds from mortgage securities. The cash flows we receive on our mortgage securities are highly dependent on the interest rate spread between the underlying collateral and the bonds issued by the securitization trusts and default and prepayment experience of the underlying collateral. The following factors have been the significant drivers in the overall fluctuations in these cash flows:

•	As short-term interest rates declined and continue to remain low, the net spread to us has increased and remains high;

•	Higher credit losses have decreased cash available to distribute with respect to our securities; and

•	We have lower than average balances of our mortgage securities — available-for-sale portfolio as the securities have paid down and we have not acquired new bonds.

In general, if short-term interest rates increase, the spread (cash) we receive will decline.

Primary Uses of Cash

Payments to Independent Appraisers — We are responsible for paying the independent appraisers we contract with to provide residential mortgage appraisals. The cash required for this is funded through receipts from customers and the change in the cash requirements is directly related to the appraisal volume and units completed.

Payments of Selling, General and Administrative Expenses — Selling, general and administrative expenses include the administrative costs of business management and include staff and management compensation and related benefit payments, professional expenses for audit, tax and related services, legal services, rent and general office operational costs.

Contingent Consideration Payment to StreetLinks’ Noncontrolling Interests — During 2010, we distributed $2.8 million to the noncontrolling interests of StreetLinks upon it achieving certain earnings targets.

Critical Accounting Estimates

We prepare our consolidated financial statements in conformity with GAAP and, therefore, are required to make estimates regarding the values of our assets and liabilities and in recording income and expenses.

These estimates are based, in part, on our judgment and assumptions regarding various economic conditions that we believe are reasonable based on facts and circumstances existing at the time of reporting. These estimates affect reported amounts of assets, liabilities and accumulated other comprehensive income at the date of the consolidated financial statements and the reported amounts of income, expenses and other comprehensive income during the periods presented. The following summarizes the components of our consolidated financial statements where understanding accounting policies is critical to understanding and evaluating our reported financial results, especially given the significant estimates used in applying the policies. The discussion is intended to demonstrate the significance of estimates to our financial statements and the related accounting policies. Management has discussed the development and selection of these critical accounting estimates with the Audit Committee of our Board of Directors and the Audit Committee has reviewed our disclosure.

Notes Receivable and Allowance for Doubtful Accounts.  The Company determines the required allowance for doubtful accounts using information such as the status of the note, borrower’s financial condition and economic trends and conditions. The Company has a note receivable due from an entity with which we are currently in litigation. The balance of this note receivable was $4.4 million and $3.9 million as of December 31, 2010 and 2009, respectively. This note receivable could become completely impaired dependent upon the outcome of the litigation and the financial means of the entity to repay the note.

Mortgage Securities — Residual Interests.  Our residual interests represent beneficial interests we retained in securitization and resecuritization transactions. The residual securities include interest-only mortgage securities, prepayment penalty bonds and over-collateralization bonds.

The residual securities we retained in securitization transactions structured as sales primarily consist of the right to receive the future cash flows from a pool of securitized mortgage loans which include:

•	The interest spread between the coupon net of servicing fees on the underlying loans, the cost of financing, mortgage insurance, payments or receipts on or from derivative contracts and bond administrative costs;

•	Prepayment penalties received from borrowers who pay off their loans early in their life; and

•	Overcollateralization which is designed to protect the primary bondholder from credit loss on the underlying loans.

We believe the accounting estimates related to the valuation of our residual securities and establishing the rate of income recognition are “critical accounting estimates” because they can materially affect net income and shareholders’ equity and require us to forecast interest rates, mortgage principal payments, prepayments and loan default assumptions which are highly uncertain and require a large degree of judgment. The rate used to discount the projected cash flows is also critical in the valuation of our residual securities. We use internal, historical collateral performance data and published forward yield curves when modeling future expected cash flows and establishing the rate of income recognized on mortgage securities. We believe the value of our residual securities is appropriate, but can provide no assurance that future changes in interest rates, prepayment and loss experience or changes in the market discount rate will not require write-downs of the residual assets.

At each reporting date, the fair value of the residual securities is estimated based on the present value of future expected cash flows to be received. Management’s best estimate of key assumptions, including credit losses, prepayment speeds, expected call dates, market discount rates and forward yield curves commensurate with the risks involved, are used in estimating future cash flows. We estimate initial and subsequent fair value for the subordinated securities based on quoted market prices. See Note 5 to the consolidated financial statements for the residual security sensitivity analysis and Note 6 to the consolidated financial statements for the current fair value of our residual securities.

Goodwill.  Goodwill is tested for impairment at least annually and impairments are charged to results of operations only in periods in which the recorded carrying value of reporting unit is more than its estimated fair value. Goodwill is tested for impairment using a two-step process that begins with an estimation of fair value. The first step compares the estimated fair value of StreetLinks with its carrying amount, including goodwill. If the estimated fair value exceeds its carrying amount, goodwill is not considered impaired. However, if the carrying amount exceeds its estimated fair value, a second step would be performed that would compare the implied fair value to the carrying amount of goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value. The impairment test in 2010 indicated that there was a significant excess of fair value over the carrying amount and no impairment was incurred.

Deferred Tax Asset, net.  We recorded deferred tax assets and liabilities for the future tax consequences attributable to differences between the GAAP carrying amounts and their respective income tax bases. A deferred tax liability was recognized for all future taxable temporary differences, while a deferred tax asset was recognized for all future deductible temporary differences, operating loss carryforwards and tax credit carryforwards. In accordance with income taxes guidance, we recorded deferred tax assets and liabilities using the enacted tax rate that is expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized.

In determining the amount of deferred tax assets to recognize in the financial statements, we evaluate the likelihood of realizing such benefits in future periods. Income taxes guidance requires the recognition of a valuation allowance if it is more likely than not that all or some portion of the deferred tax asset will not be realized. Income taxes guidance indicates the more likely than not threshold is a level of likelihood that is more than 50%.

Under income taxes guidance, companies are required to identify and consider all available evidence, both positive and negative, in determining whether it is more likely than not that all or some portion of its deferred tax assets will not be realized. Positive evidence includes, but is not limited to the following: cumulative earnings in recent years, earnings expected in future years, excess appreciated asset value over the tax basis, and positive industry trends. Negative evidence includes, but is not limited to the following: cumulative losses in recent years, losses expected in future years, a history of operating losses or tax credits carryforwards expiring, and adverse industry trends.

The weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. Accordingly, the more negative evidence that exists requires more positive evidence to counter, thus making it more difficult to support a conclusion that a valuation allowance is not needed for all or some of the deferred tax assets. A cumulative loss in recent years is significant negative evidence that is difficult to overcome when determining the need for a valuation allowance. Similarly, cumulative earnings in recent years represent significant positive objective evidence. If the weight of the positive evidence is sufficient to support a conclusion that it is more likely than not that a deferred tax asset will be realized, a valuation allowance should not be recorded.

We examine and weigh all available evidence (both positive and negative and both historical and forecasted) in the process of determining whether it is more likely than not that a deferred tax asset will be realized. We consider the relevance of historical and forecasted evidence when there has been a significant change in circumstances. Additionally, we evaluate the realization of our recorded deferred tax assets on an interim and annual basis. We do not record a valuation allowance if the weight of the positive evidence exceeds the negative evidence and is sufficient to support a conclusion that it is more likely than not that our deferred tax asset will be realized.

If the weighted positive evidence is not sufficient to support a conclusion that it is more likely than not that all or some of our deferred tax assets will be realized, we consider all alternative sources of taxable income identified in determining the amount of valuation allowance to be recorded. Alternative sources of taxable income identified in income taxes guidance include the following: 1) taxable income in prior carryback year, 2) future reversals of existing taxable temporary differences, 3) future taxable income exclusive of reversing temporary differences and carryforwards, and 4) tax planning strategies.

During January 2010, prior to the derecognition of securitization trusts, the Allowance for Credit Losses and Real Estate Owned policies were considered to be critical accounting estimates. Subsequent to the derecognition of securitization trusts, we no longer hold any mortgage loans that require an allowance for credit losses or a significant amount of real estate owned, therefore estimates related to these items are no longer considered critical following the derecognition.

Allowance for Credit Losses.  An allowance for credit losses was maintained for mortgage loans held-in-portfolio. The amount of the allowance was based on the assessment by management of probable losses incurred based on various factors that affected our mortgage loan portfolio, including current economic conditions, the makeup of the portfolio based on credit grade, loan-to-value ratios, delinquency status, mortgage insurance we purchased and other relevant factors. The allowance was maintained through ongoing adjustments to operating income. The assumptions used by management in estimating the amount of the allowance for credit losses were highly uncertain and involved a great deal of judgment.

An internally developed migration analysis was the primary tool used in analyzing our allowance for credit losses. This tool considered historical information regarding foreclosure and loss severity experience and applied that information to the portfolio at the reporting date. We also considered our use of mortgage insurance as a method of managing credit risk and current economic conditions, experience and trends. We paid mortgage insurance premiums on a portion of the loans maintained on our consolidated balance sheets and included the cost of mortgage insurance in our statement of operations.

Real Estate Owned.  Real estate owned, which consisted of residential real estate acquired in satisfaction of loans, was carried at the lower of cost or estimated fair value less estimated selling costs. We estimated fair value at the asset’s liquidation value less selling costs using management’s assumptions which were based on historical loss severities for similar assets. Adjustments to the loan carrying value required at time of foreclosure were charged against the allowance for credit losses. Costs related to the development of real estate were capitalized and those related to holding the property were expensed. Losses or gains from the ultimate disposition of real estate owned were charged or credited to earnings.

Impact of Recently Issued Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 166, Accounting for the Transfers of Financial Assets, an Amendment of FASB Statement No. 140; this statement was codified in December 2009 as Accounting Standards Codification (“ASC”) 860. This guidance is effective for financial asset transfers beginning on January 1, 2010 and will be used to determine whether the transfer is accounted for as a sale under GAAP or as a secured borrowing. In addition, also in June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R); this statement was also codified in December 2009 as ASC 810 and governs the consolidation of variable interest entities. The consolidation guidance became effective for all variable interest entities (each a “VIE”) the Company held as of January 1, 2010. As part of the Company’s adoption of the amended consolidation guidance, it was required to reconsider the Company’s previous consolidation conclusions pertaining to the Company’s variable interests in VIEs, including: (i) whether an entity is a VIE; and (ii) whether the Company is the primary beneficiary. Based on the Company’s assessment of its involvement in VIEs at January 1, 2010, in accordance with the amended consolidation guidance, the Company determined that it is not the primary beneficiary of any mortgage loan securitization entities in which it held a variable interest, as the Company does not have the power to direct the activities that most significantly impact the economic performance of these entities. The adoption of the amended consolidation guidance did not result in the Company consolidating or deconsolidating any VIEs for which it has involvement. It should be noted, however, that the new guidance also required the Company to reassess these conclusions, based upon changes in the facts and circumstances pertaining to the Company’s VIEs, on an ongoing basis; thus, the Company’s assessments may therefore change and could result in a material impact to the Company’s financial statements during subsequent reporting periods. The Company re-evaluated the NHEL 2006-1, NHEL 2006-MTA1, and NHEL 2007-1 securitization transactions and determined that based on the occurrence of certain events during January 2010, the application of the amended guidance resulted in the Company reflecting as sales of financial assets and extinguishment of liabilities the assets and liabilities of the securitization trusts at that date. As a result, the Company derecognized the assets and liabilities of the NHEL 2006-1, NHEL 2006-MTA1, and NHEL 2007-1 securitization trusts and recorded a gain during the year ended December 31, 2010. See Note 4 to the consolidated financial statements for further details.

In July 2010, the FASB issued Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The guidance significantly expands the disclosures that companies must make about the credit quality of financing receivables and the allowance for credit losses. The disclosures as of the end of the reporting period became effective for the Company’s interim and annual periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for the Company’s interim and annual periods beginning on or after December 15, 2010. The objectives of the enhanced disclosures are to provide financial statement users with additional information about the nature of credit risks inherent in the Company’s financing receivables, how credit risk is analyzed and assessed when determining the allowance for credit losses, and the reasons for the change in the allowance for credit losses. The adoption of this guidance requires enhanced disclosures and did not have a significant effect on the Company’s financial statements. See Note 2 to the consolidated financial statements for the required disclosures.

Inflation

Our mortgage securities, notes receivable, and CDO debt are financial in nature. As a result, interest rates and other factors drive our performance far more than does inflation. Changes in interest rates do not necessarily correlate with inflation rates or changes in inflation rates. Our financial statements are prepared in accordance with GAAP. As a result, financial activities and the consolidated balance sheets are measured with reference to historical cost or fair market value without considering inflation.

DESCRIPTION OF BUSINESS

Overview

We are a Maryland corporation formed on September 13, 1996. Prior to significant changes in our business in 2007 and the first quarter of 2008, we originated, purchased, securitized, sold, invested in and serviced residential nonconforming mortgage loans and mortgage securities. We retained, in our mortgage securities investment portfolio, significant interests in the nonconforming loans we originated and purchased, and through our servicing platform, serviced all of the loans in which we retained interests. We discontinued our mortgage lending operations and sold our mortgage servicing rights which subsequently resulted in the closing of our servicing operations.

The mortgage securities we retained continue to be a primary source of our cash flow. Because of severe declines in housing prices and national and international economic crises which led to declining values of our investments in mortgage loans and securities, we suffered significant losses during 2009. Liquidity constraints forced us to reduce operations and administrative staff and take other measures to conserve cash.

None of our employees are represented by a union or covered by a collective bargaining agreement.

We are headquartered at 2114 Central Street, Suite 600, Kansas City, Missouri 64108 and our telephone number is (816) 237-7000.

StreetLinks LLC

We own 88% of StreetLinks LLC (formerly StreetLinks National Appraisal Services LLC) (“StreetLinks”), a national residential appraisal and real estate valuation management services company. StreetLinks collects fees from lenders and borrowers in exchange for a residential appraisal provided by an independent residential appraiser. Most of the fee is passed through to an independent residential appraiser with whom StreetLinks has a contractual relationship. StreetLinks retains a portion of the fee to cover its costs of managing the process to fulfill the appraisal order and perform a quality control review of each appraisal. StreetLinks also provides other real estate valuation management services, such as field reviews and value validation.

Advent Financial Services LLC

We own 74% of Advent Financial Services LLC (“Advent”). Advent provides financial settlement services, along with its distribution partners, mainly through income tax preparation businesses and also provides access to tailored banking accounts, small dollar banking products and related services to meet the needs of low and moderate income level individuals. Advent is not a bank, but acts as an intermediary for these products on behalf of other banking institutions. A primary distribution channel of Advent’s bank products is by way of settlement services to electronic income tax return originators. Advent provides a process for the originators to collect refunds from the Internal Revenue Service, distribute fees to various service providers and deliver the net refund to individuals. Individuals may elect to have the net refund dollars deposited into a bank account offered through Advent. Individuals also have the option to have the net refund dollars paid by check or to an existing bank account. Regardless of the settlement method, Advent receives a fee from the originator for providing the settlement service. Advent also distributes its banking products via other methods, including through employers and employer service organizations. Advent receives fees from banking institutions and from the bank account owner for services related to the use of the funds deposited to Advent-offered bank accounts.

Corvisa LLC

StreetLinks owns 51% of Corvisa LLC (“Corvisa”). Corvisa is a technology company that develops and markets its software products to mortgage lenders. Its primary product is a self-managed appraisal solution for lenders to manage their appraisal process. Other products include analytical tools for lender to manage their mortgage origination business. StreetLinks purchased equity in Corvisa on November 4, 2010, for $1.5 million of cash, plus contingent consideration related to an earn-out opportunity based on future net income. The amount of the future payments that we could be required to make under the earn-out opportunity is $0.6 million.

Employees

As of April 15, 2011, we employed 295 total employees. Of that amount, 286 were classified as full-time employees.

Property

The executive and administrative offices for the Company are located in Kansas City, Missouri, and consist of approximately 12,142 square feet of leased office space. As of December 31, 2010, the Company leases approximately 90,000 total square feet of office space throughout the United States for our business, the majority of which is located in Indianapolis, Indiana, where StreetLinks, our appraisal management subsidiary, is headquartered.

Legal Proceedings

The Company is a party to various legal proceedings, all of which, except as set forth below, are of an ordinary, routine nature, including, but not limited to, breach of contract claims, tort claims, and claims for violations of federal and state consumer protection laws. Furthermore, the Company has received indemnification and loan repurchase demands with respect to alleged violations of representations and warranties made in loan sale and securitization agreements. These indemnification and repurchase demands have not resulted in significant losses to the Company and the number of demands has steadily decreased, but such claims could be significant if multiple loans are involved.

Due to the uncertainty of any potential loss due to pending litigation and due to the Company’s belief that an adverse ruling is not probable for the below-described claims, the Company has not accrued a loss contingency related to the following matters in its consolidated financial statements. Although it is not possible to predict the outcome of any legal proceeding, in the opinion of management, other than those proceedings described in detail below, such proceedings and actions should not, individually, or in the aggregate, have a material adverse effect on the Company’s financial condition and liquidity. However, a material adverse outcome in one or more of these proceedings could have a material adverse impact on the results of operations in a particular quarter or fiscal year.

On May 21, 2008, a purported class action case was filed in the Supreme Court of the State of New York, New York County, by the New Jersey Carpenters’ Health Fund, on behalf of itself and all others similarly situated. Defendants in the case include NovaStar Mortgage Funding Corporation (“NMFC”) and its individual directors, several securitization trusts sponsored by the Company, and several unaffiliated investment banks and credit rating agencies. The case was removed to the United States District Court for the Southern District of New York. On June 16, 2009, the plaintiff filed an amended complaint. Plaintiff seeks monetary damages, alleging that the defendants violated Sections 11, 12 and 15 of the Securities Act by making allegedly false statements regarding mortgage loans that served as collateral for securities purchased by plaintiff and the purported class members. On August 31, 2009, the Company filed a motion to dismiss the plaintiff’s claims, which the Court granted, with leave to amend, on March 31, 2011. The Company cannot provide an estimate of the range of any loss. The Company believes it has meritorious defenses to the case and expects to defend the case vigorously if plaintiff elects to file an amended complaint.

On December 31, 2009, ITS Financial, LLC (“ITS”) filed a complaint against Advent and the Company alleging a breach of contract by Advent for a contract for services related to tax refund anticipation loans and early season loans. ITS does business as Instant Tax Service. The defendants removed the case to the United States District Court for the Southern District of Ohio. The complaint alleges that the Company worked in tandem and as one entity with Advent in all material respects. The complaint also alleges fraud in the inducement, tortious interference by the Company with the contract, breach of good faith and fair dealing, fraudulent and negligent misrepresentation, and liability of the Company by piercing the corporate veil and joint and several liability. The plaintiff references a $3.0 million loan made by the Company to plaintiff and seeks a judgment declaring that this loan be subject to an offset by the plaintiff’s damages. On September 13, 2010, the Court denied the Company’s motion to transfer the case to the United States District Court for the Western District of Missouri, and on September 29, 2010, the Company answered the complaint and made a counterclaim against the plaintiff for plaintiff’s failure to repay the loan. On February 21, 2011, the Company amended its counterclaim, asserting additional claims against the plaintiff. The Company cannot provide an estimate of the range of any loss. The Company believes that the defendants have meritorious defenses to this case and expects to vigorously defend the case and pursue its counterclaims.

On July 9, 2010 and on February 11, 2011, Cambridge Place Investment Management, Inc. filed complaints in the Suffolk, Massachusetts Superior Court against NMFC and numerous other entities seeking damages on account of losses associated with residential mortgage-backed securities purchased by plaintiff’s assignors. The complaints allege untrue statements and omissions of material facts relating to loan underwriting and credit enhancement. The complaints also allege a violation of Section 410 of the Massachusetts Uniform Securities Act, (Chapter 110A of the Massachusetts General Laws). Defendants have removed the first case to the United States District Court for the District of Massachusetts, and plaintiff has filed a motion to remand the case back to state court. This litigation is in its early stage, and the Company cannot provide an estimate of the range of any loss. The Company believes that it has meritorious defenses to these claims and expects that the cases will be defended vigorously.

On or about July 16, 2010, NovaStar Mortgage, Inc. received a “Purchasers’ Notice of Election to Void Sale of Securities” regarding NovaStar Mortgage Funding Trust Series 2005-4 from the Federal Home Loan Bank of Chicago. The notice was allegedly addressed to several entities including NovaStar Mortgage, Inc. and NMFC. The notice alleges joint and several liability for a rescission of the purchase of a $15.0 million security pursuant to Illinois Securities Law, 815 ILCS section 5/13(A). The notice does not specify the factual basis for the claim, and no legal action to enforce the claim has been filed The Company will assess its defense to the claim if and when the factual basis and additional information supporting the claim is provided.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

The executive officers and directors of NovaStar Financial and their positions are as follows:

Name	Position with NovaStar Financial	Age

W. Lance Anderson	Chairman of the Board and Chief Executive Officer	50
Rodney E. Schwatken	Senior Vice President and Chief Financial Officer	47
Gregory T. Barmore	Director	69
Donald M. Berman	Director	59
Art N. Burtscher	Director	60
Edward W. Mehrer	Director	72
Howard M. Amster	Director	63
Barry A. Igdaloff	Director	56

The mailing address and phone number of each executive officer and director is 2114 Central Street, Suite 600, Kansas City, Missouri 64108 and (816) 237-7000.

Executive Officers

The executive officers serve at the discretion of the Board of Directors.

W. Lance Anderson is a co-founder, Chairman of the Board of Directors and Chief Executive Officer (“CEO”) of NovaStar Financial, and has been a member of the Board of Directors since 1996. Prior to Mr. Anderson’s appointment as CEO, he served as President and Chief Operating Officer. Prior to joining NovaStar Financial, Mr. Anderson served as Executive Vice President of Dynex Capital, Inc., formerly

Resource Mortgage Capital, Inc., a New York Stock Exchange-listed real estate investment trust (“Dynex”). In addition, Mr. Anderson was President and Chief Executive Officer of Dynex’s single-family mortgage operation, Saxon Mortgage.

The Board of Directors believes Mr. Anderson’s qualifications to sit on the Board of Directors and serve as its Chairman include his extensive executive and operational experience and his detailed knowledge, as co-founder and an executive officer, of the Company and its development. Mr. Anderson’s term on the Board of Directors will expire in 2013.

Rodney E. Schwatken assumed the responsibilities of Chief Financial Officer of the Company as of January 3, 2008. Since March 2006, Mr. Schwatken had been the Company’s Vice President-Strategic Initiatives where he was responsible for special projects generally related to corporate development and management of the Company’s strategic transactions. From March 1997 until March 2007, Mr. Schwatken held various titles including Vice President, Secretary, Treasurer and Controller (Chief Accounting Officer) of the Company and was responsible for corporate accounting, including implementation of accounting policies and procedures and developing and implementing proper internal control over all financial recordkeeping. From June 1993 to March 1997, when he joined the Company, Mr. Schwatken was Accounting Manager with U.S. Central Credit Union, a $30 billion dollar investment, liquidity and technology resource for the credit union industry. From January 1987 to June 1993, Mr. Schwatken was employed by Deloitte & Touche LLP in Kansas City, Missouri, most recently as an audit manager.

Classified Directors

There are five classified directors. Upon the filing of the Articles of Amendment and Restatement, if approved, the Company will have four classified directors and Mr. Berman will no longer serve on the Board of Directors. In addition to Mr. Anderson, whose biography is set forth above, the four other current classified directors and their biographies are below.

Gregory T. Barmore has served on the Board of Directors since 1996. Mr. Barmore is Chairman of the Board of Directors of ICO, Inc., a Houston, Texas based plastics products company and is a member of its audit committee and governance and nominating committee. In 1997, Mr. Barmore retired as Chairman of the Board of GE Capital Mortgage Corporation (“GECMC”), a subsidiary of General Electric Capital Corporation headquartered in Raleigh, North Carolina. In that capacity, he was responsible for overseeing the strategic development of GECMC’s residential real estate-affiliated financial business, including mortgage insurance, mortgage services and mortgage funding. Prior to joining GECMC in 1986, Mr. Barmore was Chief Financial Officer of Employers Reinsurance Corporation, one of the nation’s largest property and casualty reinsurance companies.

The Board of Directors believes that Mr. Barmore’s qualifications to serve on the Board of Directors include his executive level experience, financial expertise, and service on multiple boards of directors. Mr. Barmore’s term will expire in 2013.

Donald M. Berman has been a member of the Board of Directors since 2005. Since 1987 Mr. Berman has been the Chairman and Chief Executive Officer of CardWorks, L.P., a privately-held consumer finance company based in Woodbury, New York (“CardWorks”). As Chief Executive Officer of CardWorks, Mr. Berman oversees two wholly-owned subsidiaries: Cardholder Management Services, Inc. (“CMS”), based in Woodbury, New York, which was founded by Mr. Berman in 1987, and Merrick Bank, located in Salt Lake City, Utah, which was established by CMS in 1997. Mr. Berman has been a senior marketing executive with Eastern States Bankcard Association, a bankcard industry consultant and a Vice President in the Financial Institutions Division of Smith Barney.

The Board of Directors believes Mr. Berman’s qualifications to serve on the Board of Directors include his executive level experience and knowledge of the bankcard and consumer finance industries. Mr. Berman’s term will expire in 2011.

Art N. Burtscher has been a member of the Board of Directors since 2001. Since 2004, Mr. Burtscher has been Chairman of McCarthy Group Advisors, L.L.C., an Omaha, Nebraska, investment advisory firm.

McCarthy Group Advisors, L.L.C. was acquired by Westwood Holdings Group, Inc. (“Westwood”) in November 2010. Mr. Burtscher remains with Westwood as Senior Vice President. From 2000 to 2004, he was President of McCarthy Group Asset Management. From 1988 to 2000, Mr. Burtscher served as President and Chief Executive Officer of Great Western Bank in Omaha, Nebraska. Mr. Burtscher also serves on the board of directors of NIC, Inc., an Overland Park, Kansas eGovernment service provider, is its lead independent director and is a member of the audit committee. Additionally, Mr. Burtscher serves on the boards of directors of AmeriSphere Multi-Family Finance, L.L.C., The Durham Museum, SilverStone Group, Jet Linx, United Way of the Midlands Foundation and Methodist Health System. He is also a consultant to the board of Olsson & Associates and is a trustee for DLR Group.

The Board of Directors believes that Mr. Burtscher’s qualifications to serve on the Board of Directors include his experience in the financial services industry, his extensive knowledge of financial, business and investment matters and his service on numerous boards of directors. Mr. Burtscher’s term will expire in 2012.

Edward W. Mehrer has been a member of the Board of Directors since 1996. Mr. Mehrer served as Interim President & Chief Executive Officer of Cydex, Inc., a pharmaceutical company based in Overland Park, Kansas, from November 2002 through June 2003, and as its Chief Financial Officer from November 1996 through December 2003. Prior to joining Cydex, Mr. Mehrer was associated with Hoechst Marion Roussel, formerly Marion Merrell Dow, Inc., an international pharmaceutical company (“Marion”). From December 1991 to December 1995, he served as Executive Vice President and Chief Financial and Administrative Officer of Marion and a director and member of its executive committee. From 1976 to 1986, Mr. Mehrer was a partner with the public accounting firm of Peat, Marwick, Mitchell & Co., a predecessor firm to KPMG LLP, in Kansas City, Missouri. Mr. Mehrer also serves on the Board of Directors of FBL Financial Group, Inc., a Des Moines, Iowa insurance company, and is a member of both the audit committee and the nominating and governance committee.

The Board of Directors believes that Mr. Mehrer’s qualifications to serve on the Board of Directors include his experience as a practicing CPA and his executive level experience and board service for multiple public companies. Mr. Mehrer’s term will expire in 2012.

Series C Directors

In addition to the five classified directors described above, two directors are elected to the Board of Directors by the holders of the Company’s Series C Preferred Stock pursuant to the Articles Supplementary to the Company’s Charter that established the Series C Preferred Stock. The terms of the Series C Preferred Stock provide that whenever dividends on the Series C Preferred Stock are in arrears for six or more quarters (whether or not consecutive) the holders of the Series C Preferred Stock have the right to elect two additional directors to the Board of Directors. On March 17, 2009, the Company notified the holders of the Series C Preferred Stock that the Company would not make its scheduled dividend payment on the Series C Preferred Stock due March 31, 2009, and as of such date, dividends on the Series C Preferred Stock would be in arrears for six or more quarters and the holders of the Series C Preferred Stock had the right to elect, as a separate class, two additional directors to the Company’s Board of Directors to serve as Series C directors until such time as all accrued dividend have been paid. The notice included a Series C Director Nomination Form permitting holders of the Series C Preferred Stock to make nominations for the election of the Series C directors to occur by vote of the holders of the Series C Preferred Stock at the Company’s 2009 Annual Stockholder Meeting. At the meeting, the holders of the Series C Preferred Stock elected Howard M. Amster and Barry A. Igdaloff as Series C directors to serve until all dividends accumulated on the Series C Preferred Stock for the past dividend periods and the then current dividend period have been paid in full or authorized and a sum sufficient for the payment thereof has been set aside for payment.

As part of the Series C Offer and Consent Solicitation and the amendment contemplated in Proposal 1, despite the fact that all dividends accumulated on the Series C Preferred Stock have not been paid, the Series C directors will not automatically continue to serve on the Board of Directors beyond the 2011 Annual Stockholder Meeting. Upon the filing of the Articles of Amendment and Restatement, if approved, the Company will be comprised four classified directors (Messrs. Anderson, Barmore, Burtscher and Mehrer) and

Messrs. Amster and Igdaloff will no longer serve on the Board of Directors. Immediately following the filing of the Articles of Amendment and Restatement, however, the Board of Directors anticipates increasing the classified Board of Directors positions from four to six and appointing Messrs. Amster and Igdaloff to fill the newly-created vacancies. However, under a Voting Agreement, dated December 10, 2010, between the Company and the Series C directors, the Company agreed to include Messrs. Amster and Igdaloff on the slate of director nominees recommended by management to the stockholders at the 2011 Annual Stockholder Meeting. If elected at the 2011 Annual Stockholder Meeting, Messrs. Amster and Igdaloff’s terms will both expire in 2014.

Howard M. Amster is an owner and operator of multiple real estate investments. Since March 1998, Mr. Amster has served as President of Pleasant Lake Apts. Corp., the corporate general partner of Pleasant Lake Apts. Limited Partnership. Mr. Amster also serves as a director of Maple Leaf Financial, Inc., the holding company for Geauga Savings Bank, and newAX, Inc. (formerly Astrex, Inc.) and since 2000, has served as a Principal with Ramat Securities Ltd., a securities brokerage firm. From 1992 to 2000, Mr. Amster was an investment consultant with First Union Securities (formerly EVEREN Securities and formerly Kemper Securities).

While Mr. Amster was nominated and elected to the Board of Directors by the holders of the Company’s Series C Preferred Stock, the Board of Directors believes Mr. Amster’s qualifications to serve on the Board of Directors include his investment experience and his service on multiple boards of directors.

Barry A. Igdaloff has served as the sole proprietor of Rose Capital, a registered investment advisor in Columbus, Ohio, since 1995. Mr. Igdaloff has been a director of Dynex Capital, Inc. since 2000, and is a member of its audit committee and nominating and corporate governance committee. Previously, Mr. Igdaloff was a director of Guest Supply, Inc. prior to its acquisition by Sysco Foods in 2001. Prior to entering the investment business, Mr. Igdaloff was an employee of Ernst & Whinney’s international tax department. Mr. Igdaloff is a non-practicing CPA and a non-practicing attorney.

While Mr. Igdaloff was nominated and elected to the Board of Directors by the holders of the Company’s Series C Preferred Stock, the Board of Directors believes Mr. Igdaloff’s qualifications to serve on the Board of Directors include his financial expertise, his years of experience as an investment advisor, attorney, and CPA and his service on multiple boards of directors.

None of the executive officers or directors of the Company were convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor has any such person been a party to a judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. All the executive officers and directors of the Company are U.S. citizens.

BENEFICIAL OWNERSHIP

Beneficial Ownership of Common Stock, Series C Preferred Stock and Series D Preferred Stock by Directors, Management and Large Stockholders

The following table sets forth sets forth certain information with respect to the Company’s Common Stock, Series C Preferred Stock and Series D Preferred Stock beneficially owned by: (i) each person known by the Company to own of record or beneficially 5% or more of the Company’s Common Stock, (ii) each director, (iii) each Named Executive Officer and (iv) all officers and directors of the Company as a group, in each case based upon information available as of March 22, 2011 (unless otherwise noted).

			Beneficial		Beneficial
	Beneficial		Ownership of		Ownership of
	Ownership of		Series C		Series D
Name and Address of	Common Stock		Preferred Stock(2)		Preferred Stock		Voting Power(3)(4)
Beneficial Owner(1)	Shares	Percent	Shares	Percent	Shares	Percent	Votes	Percent

W. Lance Anderson(5)	272,904	2.91%	—	—	—	—	272,904	2.91%
Rodney E. Schwatken(6)	49,438	*	—	—	—	—	49,438	*
Edward W. Mehrer(7)	40,288	*	—	—	—	—	40,288	*
Gregory T. Barmore(8)	26,270	*	—	—	—	—	26,270	*
Art N. Burtscher(9)	23,440	*	—	—	—	—	23,440	*
Donald M. Berman(10)	8,216	*	—	—	—	—	8,216	*
Howard M. Amster(11)	1,875	*	218,766	7.32%	—	—	1,875	*
Barry A. Igdaloff(12)	1,875	*	307,774	10.29%	—	—	1,875	*
All current directors and executive officers as a group (8 persons)(13)	424,306	4.53%	526,540	17.61%	—	—	424,306	4.53%
Massachusetts Mutual Life Insurance Company(14)	192,950	2.03%	—	—	1,050,000	50.00%	1,130,450	9.92%
1295 State Street Springfield, MA 01111
Jefferies Capital Partners IV LLC(15)	—	—	—	—	1,050,000	50.00%	937,500	8.22%
520 Madison Avenue, 12th Floor New York, NY 10022

*	Less than 1%

(1)	The mailing address of each beneficial owner is 2114 Central Street, Suite 600, Kansas City, Missouri 64108, unless otherwise shown.

(2)	Given the very limited circumstances in which the Series C Holders are entitled to vote, the Company and the Series C Holders deem the Series C Preferred Stock to be a non-voting security. Because non-voting securities are not required to be reported on reports required by Section 13 of the Exchange Act, the Company does not have the means to confirm whether any non-directors or non-executive officers hold more than 5% of the outstanding Series C Preferred Stock.

(3)	The holders of the Series D Preferred Stock are entitled to one vote for each share of Common Stock into which the Series D Preferred Stock held as of the record date is convertible, on each matter on which the holders of the Common Stock have a right to vote. Consequently, total votes include one vote for each share of the Company’s Common Stock outstanding, and one vote for each share of Common Stock into which outstanding shares of the Company’s Series D Preferred Stock may be converted.

(4)	The voting power calculation does not include the Series C Preferred Stock because the Series C Preferred Stock generally does not have voting power.

(5)	Consists of 42,877 shares of Common Stock held directly; 115,849 shares of stock owned jointly with his spouse; 35,729 shares held by Mr. Anderson’s son which are deemed indirectly held by Mr. Anderson; 2,748 shares of Common Stock held in the NovaStar Financial 401(k) Plan; 51,868 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; 3,512 shares of Common Stock represented by dividend equivalent rights on options exercisable within 60 days of March 22, 2011; and 20,321 shares of restricted stock.

(6)	Consists of 2,287 shares of Common Stock held directly; 5,088 shares of stock owned by the Rodney E. Schwatken Trust; 3,141 shares of Common Stock held in the NovaStar Financial 401(k) Plan; 38,502 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; and 420 shares of restricted stock.

(7)	Consists of 17,018 shares of Common Stock held directly; 1,000 shares of Common Stock owned by his spouse; 14,687 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; and 7,583 shares of Common Stock represented by dividend equivalent rights on options exercisable within 60 days of March 22, 2011.

(8)	Consists of 12,673 shares of Common Stock held directly; 12,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; and 1,097 shares of Common Stock represented by dividend equivalent rights.

(9)	Consists of 1,125 shares of Common Stock held directly; 16,250 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; and 6,065 shares of Common Stock represented by dividend equivalent rights on options exercisable within 60 days of March 22, 2011.

(10)	Consists of 8,216 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011.

(11)	Consists of 1,875 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; 172,366 shares of Series C Preferred Stock held directly; and 46,400 shares of Series C Preferred Stock held in two trusts for which Mr. Amster is the trustee.

(12)	Consists of 1,875 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011; 207,649 shares of Series C Preferred Stock held directly; and 100,125 shares of Series C Preferred Stock controlled by Mr. Igdaloff as a registered investment advisor.

(13)	Includes 145,773 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 22, 2011 and 18,257 shares of Common Stock represented by dividend equivalent rights on options exercisable within 60 days of March 22, 2011.

(14)	Based on an amended Schedule 13D filed on October 9, 2007. The amended Schedule 13D indicates that Massachusetts Mutual Life Insurance Company has shared voting and dispositive power with Babson Capital Management LLC, in its capacity as investment advisor.

(15)	Based on a Schedule 13D filed on December 20, 2010. The Schedule 13D indicates that Jefferies Capital Partners IV LLC (the “Manager”) is the manager of, and may be deemed the beneficial owner of shares held by, Jefferies Capital Partners IV LP (holds 911,659 shares of Series D Preferred Stock currently convertible into 813,981 shares of Common Stock (7.2%)), Jefferies Employee Partners IV LLC (holds 105,002 shares of Series D Preferred Stock currently convertible into 93,752 shares of Common Stock (0.8%)), and JCP Partners IV LLC (holds 33,339 shares of Series D Preferred Stock currently convertible into 29,767 shares of Common Stock (0.3%)) (together, “Jefferies Capital Partners”), which collectively hold the indicated shares of Series D Preferred Stock. The amended Schedule 13D indicates further that the Manager has shared voting and dispositive power with Jefferies Capital Partners and with Brian P. Friedman and James L. Luikart, managing members of the Manager, who also may be deemed beneficial owners of these shares.

EXECUTIVE COMPENSATION

Introduction

This section provides information regarding the compensation of the persons who served as our principal executive officer and principal financial officer during 2010 (collectively our “Named Executive Officers”). Our Named Executive Officers for 2010, and the positions they held during 2010, were as follows:

Name	Title

W. Lance Anderson	Chairman of the Board and Chief Executive Officer
Rodney E. Schwatken	Chief Financial Officer

Summary Compensation Table

The following table sets forth the compensation of our Named Executive Officers during the fiscal year ended December 31, 2010 and 2009.

					Option	Stock	All Other
		Salary	Bonus		Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)		($)(3)	($)(3)	($)(4)	($)

W. Lance Anderson,	2010	665,784	—		86,752	88,388	50,791	891,715
Chief Executive Officer	2009	665,784	—		164,687	149,719	97,241	1,090,326
Rodney E. Schwatken,	2010	225,000	100,000	(1)	34,784	2,205	—	361,989
Chief Financial Officer	2009	165,000	100,000	(2)	10,276	4,552	—	283,001

(1)	Represents the annual bonus awarded under Mr. Schwatken’s bonus plan.

(2)	Represents quarterly retention bonuses of $25,000.

(3)	Represents the dollar amount recognized for financial reporting purposes for the fiscal years ended December 31, 2010 and 2009, in accordance with FASB ASC Topic 718 (disregarding estimates of forfeitures). The stock awards column includes amounts for restricted stock granted in 2005, 2006 and 2007. The option awards column includes amounts for stock option awards granted in 2005, 2006, 2007 and 2009. See Note 18 to the consolidated financial statements for the fiscal year ended December 31, 2009 for a discussion of the assumptions used in calculating these amounts. Substantially all of Mr. Anderson’s options awards were granted when the Company’s stock was trading at substantially higher prices and as a result, his option awards are “underwater” or “out of the money” (meaning the exercise price exceeds the market price of the Company’s stock).

(4)	All Other Compensation for the named executives is set forth in the following table.

		Forgiveness of	Tax	Total All Other
		Founders’ Notes	Gross-Ups	Compensation
Name	Year	($)(A)	($)(B)	($)(C)

W. Lance Anderson	2010	31,033	19,758	50,791
	2009	31,331	65,910	97,241

(A)	Represents forgiveness of principal under Mr. Anderson’s promissory note in favor of the Company. This amount does not include the forgiveness of capitalized interest as that amount is not reportable compensation for the named executive. See “Review and Approval of Transactions with Related Persons; Related Party Transactions” for additional information.

(B)	During 2010, Mr. Anderson was paid for the tax gross-up on the forgiveness of the note received for 2010. During 2009, Mr. Anderson was paid for tax gross-ups on the forgiveness of the note received for 2007, 2008 and 2009.

(C)	The total value of all perquisites and other personal benefits did not exceed $10,000 for any named executive officer for fiscal years 2008 and 2009 so the amounts have been excluded from the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table sets forth the outstanding stock options and stock awards for each of our Named Executive Officers as of December 31, 2010.

					Stock Awards
	Option Awards				Number of	Market
	Number of	Number of			Shares or	Value of
	Securities	Securities			Units of	Shares or
	Underlying	Underlying			Stock That	Units of
	Unexercised	Unexercised	Option	Option	Have Not	Stock That
	Options (#)	Options (#)	Exercise	Expiration	Vested	Have Not
Name	Exercisable	Unexercisable	Price ($)	Date	(#)(3)	Vested ($)(3)(4)

W. Lance Anderson
	9,375 (1)	—	48.88	12/18/2012	—	—
	3,465	—	168.52	2/7/2015	—	—
	6,101	—	124.84	2/8/2016	—	—
	32,927	—	16.72	3/14/2017	—	—
	—	—	—	—	22,999	9,660
Rodney E. Schwatken
	125	—	168.52	2/7/2015	—	—
	234	—	124.84	2/8/2016	—	—
	643	—	16.72	3/14/2017	—	—
	37,500	112,500 (2)	0.97	11/10/2019	—	—
	—	—	—	—	523	220

(1)	For options that vested prior to January 1, 2005, a recipient is entitled to receive additional shares of Company Common Stock upon the exercise of the options as a result of dividend equivalent rights (“DERs”) that accrue at a rate equal to the number of shares underlying the option outstanding multiplied by 60% of the dividends paid on each share of Common Stock. The DERs convert to shares by dividing the dollar value of the DERs by the closing price of the Company’s Common Stock on the dividend payment date. At December 31, 2009, Mr. Anderson was entitled to receive an additional 1,757 shares of stock upon exercise of the options with an expiration date of December 18, 2012.

(2)	Options will vest in 1/3 increments on November 10 of the years 2011 — 2013.

(3)	The vesting dates of the shares of restricted stock held at fiscal year end 2010 are as follows:

	Grant	Shares
Name	Date	Outstanding	Vesting Schedule

W. Lance Anderson	2/7/2005	1,100	100% on 2/7/2015
	3/14/2007	19,221	100% on 3/14/2012
Rodney E. Schwatken	2/7/2005	44	100% on 2/7/2015
	3/14/2007	376	100% on 3/14/2012

(4)	The closing market price of the Company’s Common Stock on December 31, 2010 (the last trading day of 2010) was $0.42.

Employment Agreements

W. Lance Anderson

On March 15, 2011, the Compensation Committee approved a compensation arrangement with Mr. Anderson for the 2011 calendar year. The compensation arrangement consists of three parts: salary, bonus and equity incentive. For 2011, Mr. Anderson’s salary is $665,874 and he is entitled to receive a bonus equivalent to five percent (5%) of the Company’s “Cash Earnings” for 2011, up to a maximum bonus payment of $2,500,000.

For purposes of the bonus, “Cash Earnings” means consolidated cash and cash equivalents as of end of year, on an unrestricted basis, minus

•	consolidated cash and cash equivalents as of beginning of year, on an unrestricted basis,

•	any cash transferred during the year from restricted to unrestricted (such as cash serving as collateral for surety bonds),

•	cash received on legacy mortgage securities, and

•	any extraordinary, unusual or non-operating cash gains or receipts, such as capital transactions and proceeds from sales of subsidiaries,

plus extraordinary, unusual or non-operating cash losses or payments (such as non-cash equivalent investments (i.e. long-term investments) and investments in operating businesses).

On March 15, 2011, the Board of Directors granted an option (the “Option”) to Mr. Anderson to purchase 439,000 shares (the “Option Shares”) of Common Stock at a price of $0.51 per share (the “Option Price”), which was the closing price of the Common Stock as quoted by Pink OTC Markets’ inter-dealer quotation service on March 15, 2011. The Option was granted pursuant to a Stock Option Agreement between the Company and Mr. Anderson (the “Optionee”) on March 15, 2011 (the “Option Agreement”).

The Option vests and becomes exercisable in four equal installments — on December 31 of 2012, 2013, 2014 and 2015 — and terminates on March 15, 2021. The Option was granted directly by the Board of Directors and was not granted under the Company’s existing 2004 Incentive Stock Plan, as amended.

The Option is subject to certain anti-dilution protections, including with respect to the Series C Offer and the Series D Exchange. If the Company does not complete the proposed Recapitalization of its preferred stock by December 31, 2011, the number of Option Shares will be reduced by 198,297, and the number of shares vesting over time shall be adjusted accordingly on a pro-rata basis. Until December 31, 2014 or the satisfaction of certain conditions relating to the inapplicability of the Company’s net operating loss carryforwards, Mr. Anderson is not permitted to exercise the Option if, after such exercise, Mr. Anderson would be deemed to own more than 4.9% of the outstanding stock of the Company.

Upon Mr. Anderson’s termination from employment with the Company for Good Reason or without Cause, or upon a Change in Control (each as defined in below), the vesting of the Option will be accelerated and the full number of then-unexercised Option Shares will become exercisable in full. Upon the occurrence of the aforementioned events, the Company may, at its election, pay Mr. Anderson an immediate cash lump sum equal to the excess of the value of shares of Common Stock for which the Option has not yet been exercised over the applicable exercise price payable for such shares, whereupon such payment shall fully satisfy the Company’s obligations under the Option Agreement.

Upon Mr. Anderson’s death or Disability, defined in the Option Agreement as permanent and total disability as determined under the Company’s disability program or policy, the Option may be exercised, to the extent the Option Shares are then vested, for a period of twelve months after death or Disability or until the expiration of the stated term of such Option, whichever period is shorter. Upon Mr. Anderson’s termination from employment with the Company for Cause, the Option shall terminate.

For purposes of the Option Agreement:

“Cause” means the existence of, or a good faith belief by the Company (as evidenced by the minutes or resolutions of the Board of Directors) in the existence of, facts which constitute a basis for termination of Optionee’s employment due to Optionee’s:

•	failure, in any material respect, to perform his primary duties as Chief Executive Officer in accordance with reasonable standards established by the Company;

•	gross insubordination of a legitimate, material and explicit direction of the Board of Directors or willful breach of important policies and procedures of the Company, in any material respect, that irrevocably impugn the Optionee’s authority or integrity as an officer of the Company;

•	breach of fiduciary duties in any material respect; or

•	conviction or plea of guilty or nolo contendere to a felony or crime involving moral turpitude, misappropriation, embezzlement or fraud.

A “Change in Control” shall be deemed to have taken place if: (A) a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, purchases or otherwise acquires shares of the Company after the date hereof and as a result thereof becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for election of directors of the Company, (B) as the result of, or in connection with any cash tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions, the directors then serving on the Board of Directors shall cease to constitute a majority of the Board of the Company or any successor to Directors, or (C) the Company sells all or substantially all the assets of the Company.

“Good Reason” means the occurrence, without the Optionee’s written consent, of any one or more of the following events:

•	except in connection with the Company’s termination of Optionee’s employment for Cause or as a result of Optionee’s death or disability: (i) a material (25% or more) reduction in Optionee’s salary compensation; or (ii) a decrease in the responsibilities or title of Optionee to a level that, on the whole, is materially inconsistent with the Chief Executive Officer position; or

•	the Company requires that Optionee relocate more than fifty (50) miles from Kansas City, Missouri, and the Optionee objects to such relocation in writing promptly (within 30 days) after being notified in writing thereof; or

•	the Company’s material breach of any of the provisions of this Agreement or of any other material agreement between the Company and Optionee concerning compensation.

In conjunction with the Option Agreement, the Company and Mr. Anderson also entered into a Registration Rights Agreement on March 15, 2011 (the “Anderson Registration Rights Agreement”). Under the Anderson Registration Rights Agreement, the Company will, under certain circumstances described in the Anderson Registration Rights Agreement and subject to customary restrictions, use its reasonable best efforts to register all or any part of Mr. Anderson’s Registrable Securities (as defined in the Anderson Registration Rights Agreement) on a Form S-3 with the SEC so that his shares may be more easily resold.

Mr. Anderson does not have an employment agreement with the Company.

Though Mr. Anderson was eligible to receive a bonus for 2010 at the sole discretion of the Compensation Committee, the Compensation Committee decided not to grant Mr. Anderson a bonus.

Rodney E. Schwatken

Mr. Schwatken entered into an employment agreement with the Company on January 7, 2008 pursuant to which he serves as the Chief Financial Officer of the Company. Under the terms of the agreement, Mr. Schwatken received an annual base salary of $165,000, subject to annual increases, agreed upon incentive compensation for each of 2008 and 2009 of $25,000 per quarter, and such other incentive pay determined by the Company from time to time. The Company may increase or decrease Mr. Schwatken’s base salary and incentive compensation at any time in its sole discretion. At the November 2009 meeting of the Compensation Committee of the Board of Directors (the “Compensation Committee”), the Compensation Committee approved, pursuant to the agreement, an increase in Mr. Schwatken’s annual base salary to $225,000, effective as of January 1, 2010, and a new bonus plan for 2010. The new bonus plan involves a maximum bonus payout of $100,000 based on four criteria identified by the Compensation Committee: (i) the success of StreetLinks, (ii) the success of Advent, (iii) balance sheet clean up items, and (iv) discretion of the Board of Directors with particular focus on capital restructuring, stockholder communications and other areas to be identified by the Compensation Committee and Mr. Anderson. In March 2011, Mr. Schwatken was awarded the maximum bonus payout of $100,000 for 2010 performance.

The agreement does not specify a termination date but provides that Mr. Schwatken’s employment relationship with the Company is at-will and may be terminated at any time by either party with or without cause and for any reason or no reason.

In the event that Mr. Schwatken’s employment is terminated by the Company without “cause” or by Mr. Schwatken for “good reason,” Mr. Schwatken will immediately receive any unpaid portion of the $100,000 agreed-upon incentive compensation and, over a period of 12 months following termination, compensation at an annual rate equal to his then-existing annual base salary, in exchange for consulting services outlined in the Employment Agreement. If termination by the Company without “cause” or by Mr. Schwatken for “good reason” occurs following a “change of control” then, in addition to the foregoing, Mr. Schwatken will receive a lump-sum severance amount equal to the greater of $200,000 or the sum of his then-existing annual base salary and actual incentive pay for the prior fiscal year, and all outstanding equity awards will immediately vest upon the date of such termination. Mr. Schwatken is bound by certain non-competition, non-solicitation, confidentiality and similar obligations under, and as more particularly described in, the Employment Agreement.

For purposes of the employment agreement with Mr. Schwatken:

Acts or omissions that constitute “cause” include:

•	breach of any of the terms of the employment agreement;

•	failure to perform material duties in accordance with the standards from time to time established by the Company;

•	neglect in performance or failure to attend to the performance of material duties;

•	insubordination or willful breach of policies and procedures of the Company;

•	breach of fiduciary duties; or

•	conduct that the Company determines in good faith may impair or tend to impair the integrity of the Company, including but not limited to commission of a felony, theft, misappropriation, embezzlement, dishonesty, or criminal misconduct.

“Good reason” means the occurrence, without the executive’s written consent, of any one or more of the following events:

•	a material reduction in compensation of the executive or a decrease in the responsibilities of the executive to a level that, on the whole, is materially inconsistent with the position for which the executive is employed, except in connection with the Company’s termination of the executive’s employment for “cause” or as otherwise expressly contemplated in the employment agreement;

•	the Company requires that the executive relocate more than 50 miles from the location at which the executive is employed by the Company as of the date of the employment agreement; or

•	Company’s material breach of any of the provisions of the employment agreement.

“Change in control” shall be deemed to have occurred if any of the conditions set forth below shall have been satisfied:

•	any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an executive benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company), is or becomes the “beneficial owner” (as defined by Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company (not including securities beneficially owned by such person, any securities acquired directly from the Company or from a transferor in a transaction expressly approved or consented to by the Board of Directors) representing more than 25% of the combined voting power of the Company’s then outstanding securities;

•	during any period of two consecutive years (not including any period prior to the execution of the employment agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in the three immediately preceding bulleted paragraphs), (i) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or (ii) whose election is to replace a person who ceases to be a director due to death, disability or age, ceases for any reason to constitute a majority thereof;

•	the stockholders of the Company approve a merger or consolidation of the Company with another corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an executive benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a Recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

•	the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

DIRECTOR COMPENSATION

Pursuant to its 2005 Compensation Plan for Independent Directors, NovaStar Financial pays non-employee directors an annual retainer of $35,000 plus $1,500 for each day of Board of Directors or committee meetings attended. In addition, each independent director is granted (i) upon becoming a director, options to purchase that number of shares of NovaStar Financial Common Stock which has a fair market value of $100,000 at the time of the grant but not to exceed 10,000 shares (2,500 shares after taking into effect the Company’s one-for-four reverse stock split effective July 20, 2007 (the “Reverse Split”) (the “New Director Grant”), exercisable in accordance with the NovaStar Financial 2004 Incentive Stock Plan (the “Incentive Plan”) and subject to a four year vesting schedule, and (ii) on the day after each annual meeting of stockholders, fully vested options to purchase 5,000 shares of Common Stock (1,250 shares after taking into effect the Reverse Split) (the “Annual Grant”), exercisable in accordance with the Incentive Plan. Finally, the chairperson of each of the Audit, Compensation and Nominating and Corporate Governance Committees is paid an annual retainer fee of $10,000, $5,000 and $5,000, respectively.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No director who is an employee of NovaStar Financial will receive separate compensation for services rendered as a director.

The following table sets forth the compensation for each of our non-employee directors for the fiscal year ended December 31, 2010.

	Fees Earned or	Option
	Paid in Cash	Awards		Total
Name	($)	($)(1)		($)

Gregory T. Barmore	$55,000	$1,018	(2)	$56,018
Art N. Burtscher	55,000	1,018	(3)	56,018
Edward W. Mehrer	60,000	1,018	(4)	61,018
Donald M. Berman	42,500	1,018	(5)	43,518
Howard M. Amster	45,500	2,389	(6)	47,889
Barry A. Igdaloff	45,500	2,389	(7)	47,889

(1)	Represents the dollar amount recognized for financial reporting purposes for the fiscal year ended December 31, 2010, in accordance with FASB ASC Topic 718 (disregarding estimates of forfeitures), and includes amounts from stock option awards granted in 2009 through 2010. See Note 18 to the consolidated financial statements for the fiscal year ended December 31, 2009 for a discussion of the relevant assumptions used in calculating these amounts.

(2)	Mr. Barmore received an Annual Grant of 1,250 fully-vested options in 2010. The grant date fair value of Mr. Barmore’s option award was $1,018. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Barmore was 12,267.

(3)	Mr. Burtscher received an Annual Grant of 1,250 fully-vested options in 2010. The grant date fair value of Mr. Burtscher’s option award was $1,018. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Burtscher was 16,250.

(4)	Mr. Mehrer received an Annual Grant of 1,250 fully-vested options in 2010. The grant date fair value of Mr. Mehrer’s option award was $1,018. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Mehrer was 14,687.

(5)	Mr. Berman received an Annual Grant of 1,250 fully-vested options in 2010. The grant date fair value of Mr. Berman’s option award was $1,018. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Mehrer was 8,216.

(6)	Represents the amortization of the vesting of Mr. Amster’s New Director Grant of 2,500 options upon his election to the Board of Directors in June 2009 and the $1,018 grant date fair value of Mr. Amster’s Annual Grant of 1,250 fully-vested options in 2010. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Amster was 3,750.

(7)	Represents the amortization of the vesting of Mr. Igdaloff’s New Director Grant of 2,500 options upon his election to the Board of Directors in June 2009 and the $1,018 grant date fair value of Mr. Igdaloff’s Annual Grant of 1,250 fully-vested options in 2010. The aggregate number of option awards outstanding at December 31, 2010 for Mr. Igdaloff was 3,750.

CORPORATE GOVERNANCE AND RELATED MATTERS

Director Independence

A majority of the directors of the Board of Directors must meet the criteria for independence as established by the Board of Directors. The Company’s criteria provide that a director will not qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. The Board of Directors has adopted, upon recommendation from the Nominating and Corporate Governance Committee, a set of categorical standards to form the basis for the Board of Directors’ independence determinations (the “Director Independence Standards”). Although the Company’s securities are no longer listed on the New York Stock Exchange, the Director Independence Standards are substantively the same as those provided for in the rules of the New York Stock Exchange.

The Nominating and Corporate Governance Committee and the Board have evaluated the relationships between each director nominee or director (and his or her immediate family members and related interests) and the Company and its subsidiaries. As a result of this evaluation, the Board has affirmatively determined, upon recommendation from the Nominating and Corporate Governance Committee, that each of the following director nominees or current directors has no material relationship with the Company and is independent under the Director Independence Standards: Gregory T. Barmore, Donald M. Berman, Art N. Burtscher, Edward W. Mehrer, Howard M. Amster and Barry A. Igdaloff.

Board of Directors Leadership Structure

W. Lance Anderson, the Company’s Chief Executive Officer, serves as the Chairman of the Board. The Board of Directors has combined the roles of Chairman of the Board and Chief Executive Officer in Mr. Anderson because it believes that this structure enables the Company to most effectively pursue its business strategy and allows Mr. Anderson to more effectively represent the Company with its various constituents. Additionally, Mr. Anderson’s in-depth knowledge of the Company and its business provides the Board of Directors with the leadership needed to set the strategic focus and direction for the Company. At the same time, the Board of Directors’ Lead Independent Director role provides an effective means for the independent directors to exercise appropriate independent oversight of management.

Lead Independent Director

Gregory T. Barmore currently serves as the Company’s Lead Independent Director. The primary responsibilities of the Lead Independent Director are to:

•	Approve an appropriate schedule of the Board of Directors meetings, seeking to ensure the independent directors can perform their duties responsibly while not interfering with the flow of the Company’s operations;

•	Review agendas for the Board of Directors and committee meetings;

•	Assess the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties, and although management is responsible for the preparation of materials for the Board of Directors, the Lead Independent Director may specifically request the inclusion of certain material;

•	Whenever appropriate, direct the retention of consultants who report directly to the Board of Directors;

•	Assist the Board of Directors and the Company’s officers in assuring compliance with and implementation of the Corporate Governance Guidelines and be principally responsible for recommending revisions to the Corporate Governance Guidelines;

•	Coordinate an agenda for the Board of Directors’ independent directors;

•	Evaluate, along with the members of the Compensation Committee and the full Board of Directors, the Chief Executive Officer’s performance and meet with the Chief Executive Officer to discuss the Board of Directors’ evaluation; and

•	Review the membership and performance of the various committees of the Board of Directors and committee chairs.

The Lead Independent Director is elected annually for a maximum tenure of three years. The performance of the Lead Independent Director is evaluated annually by the Board of Directors and where the Lead Independent Director is not sufficiently active or successful in providing meaningful leadership for the Board of Directors, the Lead Independent Director will be replaced.

Board of Directors Attendance and Annual Meeting Policy

During 2010, there were ten meetings of the Board of Directors. Each director participated in at least 75% of the meetings of the Board of Directors and the committees on which he served during the periods for which he has been a director or committee member. Independent directors are not expected to attend the annual stockholders meetings. Two directors attended the 2010 annual meeting of stockholders.

Membership and Meetings of Committees of the Board of Directors

The Board of Directors has three standing committees: Audit, Nominating and Corporate Governance and Compensation. For information regarding the Special Committee and the meetings thereof, please see “Background of the Recapitalization.” The Nominating and Corporate Governance Committee makes recommendations to the Board of Directors concerning committee memberships and appointment of chairpersons for each committee, and the Board of Directors appoints the members and chairpersons of each committee. Descriptions of the committees are provided below. These descriptions are qualified in their entirety by the full text of the written committee charters that may be found on the Company’s website as described below.

•	Audit Committee. The Audit Committee of the Board of Directors consists of five directors, all of whom are independent under the Director Independence Standards and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Gregory T. Barmore, Donald M. Berman, Art N. Burtscher, Barry Igdaloff and Edward M. Mehrer, who serves as the chairman. The Board of Directors has determined that Edward W. Mehrer qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. During 2010, the Audit Committee met four times.

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the internal audit function, (iii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence, (iv) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures, and (v) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement.

•	Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the Board of Directors consists of four directors, all of whom are independent under the Director Independence Standards. The following directors are currently members of the Nominating and Corporate Governance Committee: Gregory T. Barmore, Donald T. Berman, Art N. Burtscher and Edward M. Mehrer, with Mr. Burtscher serving as the chairman. The Nominating and Corporate Governance Committee met two times during 2010.

The purpose of the Nominating & Corporate Governance Committee is to: (i) identify individuals qualified to become members of the Board of Directors consistent with the criteria established by the Board of Directors, (ii) recommend to the Board of Directors the director nominees for the next annual stockholders meeting, (iii) lead the Board of Directors in the annual review of the Board of Directors’ performance and the review of management’s performance, and (iv) shape the corporate governance policies and practices including developing a set of corporate governance principles applicable to the Company and recommending them to the Board of Directors.

•	Compensation Committee. The Compensation Committee of the Board of Directors consists of five directors, all of whom are independent under the Director Independence Standards and SEC rules and regulations applicable to compensation committees. The following directors are currently members of the Compensation Committee: Gregory T. Barmore, Donald T. Berman, Art N. Burtscher, Edward M. Mehrer and Howard M. Amster, with Mr. Barmore serving as the chairman. The Committee is scheduled to meet quarterly, and more frequently as circumstances dictate. During 2010, the Compensation Committee met two times.

The responsibilities of the Compensation Committee are set forth in its charter and include: (i) review and approve the goals, objectives and compensation structure for our Chief Executive Officer and senior management; (ii) review, approve and recommend to the Board of Directors any new incentive-compensation and equity-based plans that are subject to approval and (iii) approve any required disclosure on executive officer compensation for inclusion in the Company’s annual proxy statement and annual report on Form 10-K. The Compensation Committee also reviews and approves the compensation structure for the Board of Directors. The Compensation Committee may delegate certain of its authority to a subcommittee comprised of one or more members of the Compensation Committee.

Corporate Governance Documents

The Company’s Corporate Governance Guidelines, Code of Conduct and charters of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees may be obtained at the Corporate Governance section of the Company’s website at www.novastarfinancial.com. The Company will also provide copies of these documents free of charge to any stockholder who sends a written request to: NovaStar Financial, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, MO 64108.

Executive Sessions

Executive sessions of non-management directors are held at least three times a year. The sessions are scheduled and chaired by Mr. Burtscher, who is the Chair of the Nominating and Corporate Governance Committee. Any non-management director can request that an additional executive session be scheduled.

Communications with the Board of Directors

Individuals may communicate directly with any member of the Board of Directors or any individual chairman of a committee of the Board of Directors by writing directly to those individuals at the following address: NovaStar Financial, Inc., 2114 Central Street, Suite 600, Kansas City, MO 64108. Communications that are intended for the non-management, independent directors generally should be marked to the attention of the Chair of the Nominating and Corporate Governance Committee. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office unless the Company believes the communication may pose a security risk.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of Company objectives, improve long-term Company performance and create stockholder value. A fundamental part of risk management is understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board of Directors in setting the Company’s business strategy and objectives is integral to the Board of Directors’ assessment of the Company’s risk and also a determination of what constitutes an appropriate level of risk for the Company. The full Board of Directors conducts an annual risk assessment of the Company’s financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues throughout the year as necessary.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board of Directors delegates responsibility for certain aspects of risk management to the Audit Committee. Per its charter, the Audit Committee focuses on key financial risks and related controls and processes and discusses with management the Company’s major financial reporting exposures and the steps management has taken to monitor and control such exposures.

The Board of Directors believes its leadership structure enhances overall risk oversight. While the Board of Directors requires risk assessments from management, the combination of director experience, diversity of perspectives, continuing education and independence of governance processes provide an effective basis for testing, overseeing and supplementing management assessments.

Consideration of Director Nominees by Stockholders

The policy of the Nominating and Corporate Governance Committee is to consider properly-submitted stockholder nominations for candidates for membership on the Board of Directors as described below.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee intends to utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will regularly assess the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. Stockholder nominations should be addressed to: NovaStar Financial, Inc., 2114 Central Street, Suite 600, Kansas City, MO 64108, attention Corporate

Secretary. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board of Directors, following verification of the stockholder status of persons proposing candidates. If any materials are provided by a stockholder in connection with the nominating of a director candidate, such material will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Directors Minimum Qualifications

The Nominating and Corporate Governance Committee considers candidates for the Board of Directors based upon several criteria set forth in the Company’s Corporate Governance Guidelines, including their broad-based business and professional skills and experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, concern for the long-term interest of stockholders, personal integrity and judgment, and knowledge and experience in the Company’s industry. The Nominating and Corporate Governance Committee does not assign specific weights to the criteria and no particular criterion is necessarily applicable to all prospective nominees. When evaluating nominees, the composition of the entire Board of Directors is also taken into account including the need for a majority of independent directors. In addition, the assessment of a candidate includes consideration of the number of public boards on which he or she serves because of the time requirements for duties and responsibilities associated with serving on the Board of Directors. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Nominating and Governance Committee assesses the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications and achievement of having directors with a broad range of experience and backgrounds, through completion of the annual self-evaluation process.

REVIEW AND APPROVAL OF TRANSACTIONS WITH
RELATED PARTIES; RELATED PARTY TRANSACTIONS

The Company has adopted a written policy that addresses the review, approval or ratification of any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, between the Company and any related party, in which the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years. Under the policy, a related party of the Company includes:

•	Any executive officer, or any director or nominee for election as a director;

•	Any person who owns more than 5% of the Company’s voting securities;

•	Any immediate family member of any of the foregoing; or

•	Any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.

Under the policy, the Board of Directors reviews the material facts of any related party transaction and approves it prior to its occurrence. If advance approval is not feasible, then the Board of Directors will either ratify the transaction at its next regularly scheduled meeting or the transaction will be rescinded. In making its determination to approve or ratify any related party transaction, the Board of Directors may consider such factors as (i) the extent of the related party’s interest in the transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the transaction are no less favorable than terms generally available to Company in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the transaction.

No director may engage in any discussion or approval by the Board of Directors of any related party transaction in which he or she is a related party, but that director is required to provide the Board of Directors with all material information reasonably requested concerning the transaction.

In conjunction with adopting this policy, the Board of Directors reviewed and approved any existing related party transactions.

Loan to Mr. Anderson

Prior to the enactment of the Sarbanes-Oxley Act of 2002, the Audit and Compensation Committees of the Board of Directors approved a loan to Mr. Anderson in the aggregate principal amount of $1,393,208 pursuant to a 10-year non-recourse, non-interest bearing promissory note dated January 1, 2001. The transaction was executed to restructure a previously issued promissory note executed in favor of the Company by Mr. Anderson. As of December 31, 2009, Mr. Anderson had pledged 36,111 of his shares of Common Stock as security for the promissory note. The note is forgiven in equal annual installments in the aggregate amount of $139,321 over a 10-year period so long as the executive remains employed by the Company. In addition, the note will be forgiven in the event of death, disability, a “change in control” of the Company, termination by the Company other than “for cause” or resignation by the executive for “good reason” as those terms are defined in the executive’s employment agreement. The balance of the note was $139,321 as of January 1, 2009, which was the largest aggregate amount outstanding under the notes for the fiscal year ended December 31, 2009. As of December 31, 2010, the last installment (which constituted the remaining balance) of the promissory note was forgiven by the Company as scheduled.

Agreements and Transactions with the Series D Holders

On July 16, 2007, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Massachusetts Mutual Life Insurance Company (“MassMutual”), Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, and JCP Partners IV LLC (collectively, “Jefferies Capital Partners,” and together with MassMutual, the “Investors”), pursuant to which the Investors purchased for $48,825,000.00 in cash, in the aggregate, 2,100,000 shares of the Company’s Series D Preferred Stock in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”). MassMutual and Jefferies Capital Partners each purchased 50% of such securities and, as a result, each holds securities having more than 5% of the total outstanding voting rights of the Company’s securities.

In connection with the Investors’ purchase of the Series D Preferred Stock, the Company and the Investors entered into a Standby Purchase Agreement (the “Standby Purchase Agreement”), pursuant to which the Investors committed to purchase up to $101,175,000 of the Series D2 Preferred Stock upon completion of a planned rights offering of such shares by the Company (the “Rights Offering”). The Standby Purchase Agreement terminated prior to issuance of any Series D2 Preferred Stock as a result of the Company’s cancellation of the planned Rights Offering.

Also in connection with the Investors’ purchase of the Series D Preferred Stock, the Company and the Investors entered into a Registration Rights and Shareholders Agreement (the “Terminating Registration Rights Agreement”). Certain rights under the Terminating Registration Rights Agreement relate to the Series D Preferred Stock purchased by the Investors under the Securities Purchase Agreement and to any shares of Series D2 Preferred Stock into which such Series D Preferred Stock may be converted (collectively, the “Series D Preferred Stock”).

Under the Terminating Registration Rights Agreement, the Investors can require that the Company register shares of Series D Preferred Stock held by the Investors, shares of the Company’s Common Stock issuable upon conversion thereof, shares of the Company’s Common Stock acquired by the Investors after the date of the Terminating Registration Rights Agreement, and any other securities received by the Investors on account of any such securities, subject to certain limitations.

The Terminating Registration Rights Agreement grants the Investors certain rights to designate up to four individuals for election to the Company’s Board of Directors, depending on the percentage of shares owned by the Investors. In lieu of designating members of the Board of Directors, the Investors have the right to designate “Board Observers” who receive, subject to certain exceptions, all materials that are provided to members of the Board of Directors and who are entitled to attend, but not vote at, all meetings of the Board of Directors. MassMutual and Jefferies Capital Partners have each designated one Board Observer.

The Terminating Registration Rights Agreement further provides that so long as any Investor owns at least 25% of the shares of Series D Preferred Stock purchased pursuant to the Securities Purchase Agreement, the Investors have the right to approve (1) any Change of Control (as defined in the Terminating Registration Rights Agreement), any Liquidation Event (as defined in the Terminating Registration Rights Agreement), or any voluntary bankruptcy of the Company or its subsidiaries unless, in each case, the Investors receive certain proceeds in connection with such transactions; (2) subject to certain exceptions, the creation, authorization, or issuance of, or the increase in the authorized amount of, any Series D Preferred Stock, any series of capital stock that ranks pari passu with the Series D Preferred Stock, any capital stock of any subsidiary of the Company, or any obligation or security convertible into, or exercisable or exchangeable for, such stock; (3) any amendment of any terms of the Series D Preferred Stock; (4) any reclassification of any authorized shares of the Company’s capital stock into Series D Preferred Stock, any securities that rank pari passu with the Series D Preferred Stock, or any obligation or security convertible into or excisable for such stock; (5) except as provided in the Terminating Registration Rights Agreement, any change in the number of, or method of electing, any directors or any members of any committee of the Company’s Board of Directors; (6) any transactions between the Company and any of its affiliates, other than wholly-owned subsidiaries, that are not on an arms-length basis; and (7) the consummation of any transactions that could reasonably be expected, individually or in the aggregate, to adversely affect the rights, privileges or preferences of the Investors, as holders of the Company’s capital stock.

The Terminating Registration Rights Agreement also provides for certain anti-dilution adjustments and preemptive purchase rights. In addition, upon a Change of Control, the Investors can require that the Company redeem all or a portion of their Series D Preferred Stock, at a price equal to the greater of (1) the aggregate liquidation preference of the shares or (2) an amount equal to $37.50, less all cash dividends paid on such shares, subject to adjustment in the event of a stock split or combination. In the event of any sale of all or substantially all of the Company’s assets or any other Change of Control in which the Company is not the surviving entity, each Investor is entitled to receive securities of the acquiring entity in form and substance substantially similar to the Series D Preferred Stock, to the extent it did not elect to have its Series D Preferred Stock redeemed. In addition, the Company must ensure that the Investors have the right to acquire, in exchange for such replacement securities following such Change in Control, the shares of stock, securities or assets that would have been received by the Investors had they converted their Series D Preferred Stock into Common Stock prior to such Change in Control.

Under the Terminating Registration Rights Agreement, the Company’s Board of Directors waived certain transfer restrictions, otherwise imposed upon the Series D Preferred Stock held by the Investors or their respective affiliates, that are intended to help the Company preserve the potential tax benefits of certain net operating loss carryovers and net unrealized built-in losses. The waiver applies to any transfer that an Investor or the applicable affiliate thereof did not know would result in a substantial limitation on the Company’s use of net operating loss carryovers and net unrealized built-in losses, and to any transfer by an Investor or any of its affiliates (1) pursuant to a registered public offering or a sale through a broker, dealer or market-maker pursuant to Rule 144 promulgated under the Securities Act; (2) to affiliates of the Investor or any of their respective affiliates; or (3) that is approved by the Company’s Board of Directors. The Board of Directors also waived, with respect to the Investors and their respective affiliates, the application of any other restrictions (except as may be required by law) that may be in effect from time to time on the transfer, sale or other disposition of shares of capital stock of the Company that are similar in nature to the transfer restrictions imposed on the Series D Preferred Stock.

The Securities Purchase Agreement, the Standby Purchase Agreement, and the Terminating Registration Rights Agreement were filed as exhibits to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 20, 2007.

On December 10, 2010, the Company entered into an Exchange Agreement with the Series D Holders to exchange all issued and outstanding shares of the Series D Preferred Stock for an aggregate of 37,162,000 newly-issued shares of Common Stock and $1,377,000 in cash. If the Series D Exchange closes, all of the agreements mentioned in this “Agreements and Transactions with the Series D Holders” subsection, and any rights and obligations under those agreements, will be terminated, other than the Exchange Agreement.

Under the Exchange Agreement, at the completion of the Series C Offer, the Series D Holders collectively shall tender to the Company all 2,100,000 shares of issued and outstanding Series D Preferred Stock and receive an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash. The shares of Common Stock issued in the Series D Exchange will be issued pursuant to an exemption from registration under Regulation D of the Securities Act and therefore will be “restricted securities.” In the Exchange Agreement, the Series D Holders have agreed to consent to and vote their Series D Preferred Stock in favor of the proposals described herein. The Series D Holders have also agreed to vote the shares of Common Stock each will receive in the Series D Exchange in favor of the Company’s slate of nominees to the Board of Directors at the next annual meeting of stockholders. The Series D Holders will not be permitted to sell or transfer (except to certain affiliates) the Common Stock issued to each until the earlier of either (a) three years has passed, (b) an ownership change has occurred resulting in the loss of the Company’s existing net operating losses, (c) an ownership change is authorized by the Board of Directors resulting in the loss of the Company’s existing net operating losses, or (d) a determination by the Board of Directors that the Company’s net operating losses will not be realized in whole or in part (the “Lock-Up Period”). Upon the closing of the Series C Offer and during the Lock-Up Period, each Series D Holder has the right to appoint either an observer (without voting rights) or a director (with voting rights) (a “Board Director”) to the Board of Directors. In the event a Series D Holder elects to appoint a representative to the Board of Directors, the Company will be required to expand the size of its Board of Directors pursuant to the company’s bylaws and appoint such Board Director to the Board of Directors. The Series D Exchange is complete subject to certain conditions beyond the control of the Company or the Series D Holders. One such condition is the completion of the Series C Offer. Upon completion of the Series C Offer and consummation of the Series D Exchange, the Series D Holders and the Company will execute a Registration Rights Agreement. The Registration Rights Agreement will obligate the Company to register the Common Stock issued in the Series D Exchange at the end of the Lock-Up Period so that such shares of Common Stock will become freely tradable.

Agreements and Transactions with the Series C Directors

Messrs. Amster and Igdaloff serve on the Board of Directors of the Company. Mr. Amster owns 172,366 shares of Series C Preferred Stock and is the trustee of two trusts which own 46,400 shares of Series C Preferred Stock, collectively. Mr. Igdaloff owns 207,649 shares of Series C Preferred Stock, and as a registered investment advisor, he controls an additional 100,125 shares. Messrs. Amster and Igdaloff will be entitled to participate in the Series C Offer and Consent Solicitation on the same terms as are being offered to other Series C Holders and will vote their Series C Preferred Stock at the special meeting.

On December 10, 2010, Messrs. Amster and Igdaloff (the “Committed Directors”) entered into the Voting Agreement with the Company. Under the terms of the Voting Agreement, the Committed Directors have agreed to be present, in person or by proxy, at each and every stockholder meeting of the Company as part of the Series C Offer, and to vote or consent, or cause to be voted or consented, all shares of Series C Preferred Stock owned or controlled directly or indirectly by the Committed Directors in favor of any proposal that receives the recommendation of the Board of Directors. The Voting Agreement will end upon the earlier of (i) mutual agreement of the Company and the Committed Directors, (ii) June 30, 2011 or (iii) completion of the Series C Offer. Until the termination of the Voting Agreement, the Committed Directors shall not (x) offer, pledge, transfer, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of the Company’s securities, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of the Company’s issued securities. In the Voting Agreement, the Company and the Committed Directors have mutually agreed that following a successful conclusion to the Series C Offer, the Company will use its reasonable best efforts to expand the Board of Directors by two positions and appoint the Committed Directors to fill the newly-created positions. Moreover, at the next annual meeting of stockholders of the Company occurring after the completion of the Series C Offer, the Company will use its reasonable best efforts to nominate the Committed Directors to three-year terms as directors of the Board of Directors and the Committed Directors will accept such nomination. For more information regarding the interests of Messrs. Amster and Igdaloff in the Series C Offer, see “The Series C Offer and Consent Solicitation — Interest of Certain Persons in the Series C Offer.”

DESCRIPTION OF SECURITIES

The following is a brief description of the material terms of our securities that may be offered under this prospectus. This description does not purport to be complete and is subject in all respects to applicable Maryland law and to the provisions of our charter and bylaws, which are filed as exhibits to the registration statement of which this prospectus is a part, and any applicable amendments or supplements thereto, copies of which are on file with the Commission as described under “How to Obtain Additional Information.”

General

We may offer under this prospectus shares of Common Stock, par value $0.01 per share. Our charter provides that we have authority to issue up to 50,000,000 shares of capital stock, par value $0.01 per share. Our Common Stock is quoted by Pink OTC Markets’ inter-dealer quotation service as an OTCQB security under the ticker symbol “NOVS.”

Common Stock

Holders of our Common Stock are entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of or adequate provision for all of our known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock and to the provisions of our charter regarding restrictions on transfer of our capital stock.

Subject to our charter restrictions on the transfer of our capital stock, each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our Common Stock, along with the holders of our Series D Preferred Stock, will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of Common Stock and Series D Preferred Stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

Holders of our Common Stock have no preference, conversion, exchange, sinking fund or redemption rights and have no preemptive rights to subscribe for any of our securities. Subject to our charter restrictions on the transfer of our capital stock, all shares of Common Stock will have equal dividend, liquidation and other rights.

Holders of our Common Stock are entitled to receive dividends if, as and when authorized and declared by our Board of Directors out of assets legally available for the payment of dividends. Distributions to stockholders will generally be subject to tax as ordinary income, although a portion of the distributions may be designated by us as capital gain or may constitute a tax-free return of capital. We generally do not intend to declare dividends that would result in a return of capital for tax purposes. Annually, our transfer agent will furnish to each of our stockholders a statement of distributions paid during the preceding year and their characterization as ordinary income, capital gains or return of capital.

Power to Reclassify Shares of Our Capital Stock; Issuance of Additional Shares

Our charter authorizes our Board of Directors to classify and reclassify from time to time any unissued shares of our capital stock into other classes or series of capital stock, including preferred stock, and to cause the issuance of such shares. Prior to issuance of shares of each class or series of capital stock, our Board of Directors is required by Maryland law and by our charter to set, subject to our charter restrictions on the transfer of our capital stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. When issued, all shares of our capital stock offered by this proxy statement will be duly authorized, fully paid and nonassessable.

We believe that the power to issue additional shares of Common Stock or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any national securities exchange or automated quotation system on which our securities may be listed or traded. Although we have no present intention of doing so, we could issue a class or series of capital stock that could delay, defer or prevent a transaction or a change in control of us that might involve a premium price for holders of Common Stock or otherwise be in their best interest.

Preferred Stock

Our charter authorizes our Board of Directors to classify from time to time any unissued shares of capital stock in one or more classes or series of preferred stock and to reclassify any previously classified but unissued preferred stock of any class or series, in one or more classes or series. As of the date of this prospectus, there are two classes of preferred stock authorized and outstanding: our 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), and our 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”).

Series C Preferred Stock

As of [ • ], 2011 we had 2,990,000 shares of our Series C Preferred Stock outstanding. The Series C Preferred Stock is quoted by Pink OTC Markets’ inter-dealer quotation service as an OTCQB security under the ticker symbol “NOVSP.” The following is a summary of the material terms and provisions of our Series C Preferred Stock.

The Series C Preferred Stock, with respect to dividend and distribution rights, ranks (a) senior to all classes or series of our Common Stock and to all equity securities the terms of which specifically provide that such equity securities rank junior to the Series C Preferred Stock; (b) on a parity with all equity securities issued by us other than those referred to in clauses (a) and (c); and (c) junior to all equity securities issued by us the terms of which specifically provide that such equity securities rank senior to such Series C Preferred Stock.

Upon our liquidation, dissolution or winding up, holders of Series C Preferred Stock are entitled to receive from our assets available for distribution an amount equal to $25.00 per share, plus accumulated and unpaid dividends.

Holders of Series C Preferred Stock are entitled to receive, when, as and if authorized and declared by our Board of Directors out of assets legally available for the payment of dividends, cumulative preferential cash dividends at the rate of 8.90% of the liquidation preference per annum (which is equivalent to $2.225 per share). Dividends on the Series C Preferred Stock are payable quarterly in arrears, generally on the last calendar day of each March, June, September and December. To the extent that dividends on the Series C Preferred Stock have not been paid, no dividends may be authorized or paid on, and generally, we may not redeem, purchase or otherwise acquire for consideration, equity securities ranking junior to or on parity with the Series C Preferred Stock, including our Common Stock. We have not paid dividends on our Series C

Preferred Stock since October 2007. Accrued and unpaid dividends payable related to the Series C Preferred Stock were approximately $23.6 million as of April 15, 2011.

Holders of Series C Preferred Stock do not have any voting rights, except as set forth below. Whenever dividends on the Series C Preferred Stock are in arrears for six or more quarterly periods (whether or not consecutive), the holders of Series C Preferred Stock are be entitled, voting together as a single class with all other series of preferred stock of ours upon which like voting rights have been conferred and are exercisable, to elect a total of two additional directors to our Board of Directors until all dividends accumulated on the Series C Preferred Stock and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, at which time such voting rights shall cease and the terms of such directors shall expire. On March 17, 2009, the Company notified the holders of the Series C Preferred Stock that the Company would not make its scheduled dividend payment on the Series C Preferred Stock due March 31, 2009, and as of such date, dividends on the Series C Preferred Stock would be in arrears for six or more quarters. Thus, the Series C Holders elected two director representatives at the 2009 Annual Meeting of the Company. In addition, so long as any shares of Series C Preferred Stock remain outstanding, we may not, without the affirmative vote of holders of at least two-thirds of the outstanding Series C Preferred Stock voting separately as a class:

•	authorize, create, or increase the authorized or issued amount of, any class or series of equity securities ranking senior to the outstanding Series C Preferred Stock with respect to the payment of dividends or the distribution of assets upon our voluntary or involuntary liquidation, dissolution or winding up;

•	reclassify any authorized equity securities into any such senior equity securities;

•	create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such senior equity securities; or

•	amend, alter or repeal the provisions of our charter (including the Articles Supplementary for the Series C Preferred Stock), whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series C Preferred Stock or the holders thereof.

Subject to certain limitations and requirements, on or after January 22, 2009, we, at our option, may redeem the Series C Preferred Stock, in whole or from time to time in part, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends to the date of redemption, whether or not authorized and declared.

The shares of Series C Preferred Stock are not convertible into or exchangeable for our property or securities. The Series C Preferred Stock does not have a stated maturity and is not subject to any sinking fund or mandatory redemption provisions.

If the Series C Offer closes, each share of the Series C Preferred Stock not tendered in the Series C Offer will be converted by Article V of the Articles of Amendment and Restatement into the right to receive its pro rata share of the Remainder Consideration. See “The Series C Offer and Consent Solicitation — General.”

Series D Preferred Stock

As of [ • ], 2011, we had 2,100,000 shares of our Series D Preferred Stock outstanding. The Series D Preferred Stock is not listed on an exchange. The following is a summary of the material terms and provisions of our Series D Preferred Stock.

The Series D Preferred Stock is convertible into Common Stock at any time at the option of holders of Series D Preferred Stock. Moreover, The Series D Preferred Stock will convert into shares of Series D2 Preferred Stock automatically on the date the requisite shareholders of the Company approve certain anti-dilution protection for the Series D Preferred Stock and Series D2 Preferred Stock that, upon such shareholder approval, would apply in the event the we issue additional Common Stock for a price below the price at which the Series D Preferred Stock (or the Series D2 Preferred Stock into which the Series D Preferred Stock has been converted, if any) may be converted into Common Stock.

We may elect to convert all of the Series D Preferred Stock (or the Series D2 Preferred Stock into which the Series D Preferred Stock has been converted, if any) into Common Stock, if at such time, the Company’s Common Stock is publicly traded and the Common Stock price is greater than 200% of the then existing conversion price for 40 of 50 consecutive trading days preceding delivery of the forced conversion notice. Adjusting for the one-for-four reverse stock split on July 27, 2007, the existing conversion price of the Series D Preferred Stock is $28.00. Given the current share price of the Company’s Common Stock, its unlikely that the Company can meet the share price requirement in the near-term.

On July 16, 2016, the Series D Preferred Stock (or the Series D2 Preferred Stock into which the Series D Preferred Stock has been converted, if any) will automatically convert into shares of Common Stock. If converted as of [ • ], 2011, each share of Series D Preferred Stock (or the Series D2 into which the Series D Preferred Stock has been converted, if any) would be converted into 25/28 shares of Common Stock.

The Series D Preferred Stock, with respect to dividend and distribution rights rank (a) senior to all classes or series of our Common Stock and to all equity securities the terms of which do not specifically provide that such equity securities rank senior or pari passu with the Series D Preferred Stock; (b) on a parity with Series C Preferred Stock, the 9.00% Series D2 Convertible Preferred Stock, the 9.00% Series E Mandatory Convertible Preferred Stock and each class or series of the Company, the terms of which specify that such class or series ranks pari passu with the Series D Preferred Stock; and (c) junior to each other class or series of share of the Company, the terms of which provide that such class or series ranks senior to the Series D Preferred Stock.

Upon our liquidation, dissolution or winding up, holders of Series D Preferred Stock are entitled to receive from our assets available for distribution the greater of (a) $25.00 per share, plus accumulated and unpaid dividends, or (b) the amount such holder would have been entitled to receive if it had exercised its right to convert all of its Series D Preferred stock into shares of Common Stock.

Dividends on the Series D Preferred Stock are cumulative and accumulate daily (on a non-compounding basis), whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of cash dividend at the rate of 9.00% per annum. Dividends are to be paid by the Company when, as and if authorized by our Board of Directors and declared by the Company out of funds legally available for the payment of dividends, semi-annually on (i) January 16 and July 16 of each year to the holders of record at the close of business on the preceding December 16 and June 16, respectively, and (ii) upon a conversion of the Series D Preferred Stock into Common Stock or Series D2 Preferred Stock.

If the Company fails to pay a dividend on the Series D Preferred Stock on any dividend payment date, whether or not such dividends have been authorized by our Board of Directors and declared by the Company or whether or not there are funds legally available for such dividends, then the dividend rate is automatically increased to 13% per annum, compounded quarterly, both with respect to the unpaid dividend and all subsequently accumulating dividends until our Board of Directors authorizes and the Company pays to the holders all accumulated dividends on the Series D Preferred Stock.

The Company remains liable to pay to the holders any accumulated and unpaid dividends notwithstanding the conversion of the Series D Preferred Stock into Common Stock or Series D2 Preferred Stock until all accumulated dividends on such shares have been paid in full. We cannot issue a dividend to holders of Common Stock unless we also issue to each holder of Series D Preferred Stock a dividend equal the distribution such holder would have been entitled to receive if such holder had exercised its right to convert all of its Series D Preferred Stock for shares of Common Stock.

Our Board of Directors has suspended the payment of dividends on the Company’s Series D Preferred Stock. We have not paid dividends on our Series D Preferred Stock since July 2007. As a result, dividends continue to accrue on the Series D Preferred Stock, and a dividend rate of 13.0%, compounded quarterly, effective October 16, 2007 with respect to all unpaid dividends and subsequently accruing dividends. Accrued and unpaid dividends payable related to the Series D Preferred Stock were approximately $32.3 million as of April 15, 2011.

Holders of Series D Preferred Stock are entitled to vote on the same terms as holders of Common Stock, as a single class with Common Stock. Each holder of Series D Preferred Stock has the number of votes equal to the whole number of shares into which such shares of Series D Preferred Stock may be converted as of the record date of the vote. Additionally, the affirmative vote of holders of at least two-thirds of the outstanding Series D Preferred Stock voting separately as a class is required for us to:

•	authorize, create, issue or increase (including by way of a recapitalization) the authorized amount of, or create, issue or authorize any obligation or security convertible into, or exercisable or exchangeable for, or evidencing a right to purchase any Series D Preferred Stock, parity or senior shares except for in conjunction with certain contractual requirements;

•	approve or make any amendment to the terms of the Series D Preferred Stock or the corresponding Articles Supplementary;

•	amend, alter, change, repeal or waive any provision of the charter or Bylaws of the Corporation, if such amendment, alteration, change, repeal or waiver adversely affects the rights of the Series D Preferred Stock;

•	reclassify any authorized shares of the Company into any Series D Preferred Stock, or shares on parity or senior to Series D Preferred Stock, or any obligation or security convertible into or exercisable or exchangeable for, or evidencing a right to purchase any, Series D Preferred Stock, or shares on parity or senior to Series D Preferred Stock;

•	consummate any transaction that could or could, reasonably be expected to, individually or in the aggregate, adversely affect or impair the rights, privileges or preferences of the Series D Holders in such capacity; or

•	enter into any contract, agreement, commitment or understanding with respect to any of the foregoing.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

There should be no material United States federal income tax consequences to holders of our Common Stock related to the Series C Offer or the Series D Exchange because holders of Common Stock cannot participate in the Series C Offer or Series D Exchange.

LEGAL MATTERS

The legality of the securities offered in the Series C Offer will be passed upon for us by Bryan Cave LLP, Kansas City, Missouri.

EXPERTS

The financial statements as of December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, included in this proxy statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Representatives of Deloitte & Touche LLP are not expected to attend the special meeting, and are thus, not expected to be available to respond to appropriate questions raised at the special meeting. Representatives of Deloitte & Touche LLP will not have an opportunity to make a statement at the special meeting.

OTHER BUSINESS

The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their discretion.

STOCKHOLDER PROPOSALS OR NOMINATIONS — 2012 ANNUAL MEETING

Any stockholder proposal, including the nomination of a director, intended to be presented at the 2012 annual meeting of stockholders and included in the proxy statement and form proxy relating to such meeting, must have been received at the Company’s offices on or before January 6, 2012.

In addition, the Company’s bylaws provide that any stockholder wishing to bring any matter, including the nomination of a director, before an annual meeting must have delivered notice to the Corporate Secretary of the Company’s principal executive offices on or before February 7, 2012.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Act of 1934, as amended (including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Company’s corporate books, and of such beneficial owner and (ii) the class and number of shares of the Company’s stock which are owned beneficially and of record by such stockholder and such beneficial owner.

You may contact the Secretary at the Company’s principal executive offices regarding the requirements for making stockholder proposals and nominating director candidates in the future.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

In December 2000, the Securities and Exchange Commission adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process is commonly referred to as “householding.”

A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you or another stockholder of record with whom you share an address wish to receive a separate Annual Report on Form 10-K or Proxy Statement, we will promptly deliver it to you if you request it by writing to: NovaStar Financial, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, MO 64108. If you or another stockholder of record with whom you share an address wish to receive a separate Annual Report on Form 10-K or Proxy Statement in the future, you may telephone toll-free 1-800-884-4225 or write to Computershare, P.O. Box 43078, Providence, Rhode Island 02940-3078.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker or the Company at the address provided above.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which contains audited financial statements and financial statement schedules, may be obtained without charge by visiting the Company’s website at www.novastarfinancial.com or upon written request to NovaStar Financial, Inc., Investor Relations, 2114 Central Street, Suite 600, Kansas City, Missouri 64108.

The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish written copies of such exhibits upon written request therefor and payment of the Company’s reasonable expenses in furnishing such exhibits.

The Company filed the certifications of its chief executive officer and chief financial officer required under Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the SEC as exhibits to the Annual Report on Form 10-K for the years ended December 31, 2010 and 2009.

BY ORDER OF THE BOARD OF DIRECTORS

W. Lance Anderson
Chairman of the Board

Kansas City, Missouri
[ • ], 2010

NOVASTAR FINANCIAL, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
NovaStar Financial, Inc.
Kansas City, Missouri

We have audited the accompanying consolidated balance sheets of NovaStar Financial, Inc. and subsidiaries (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, shareholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP

Kansas City, Missouri

March 22, 2011

NOVASTAR FINANCIAL, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2010	2009
	(Dollars in thousands, except share amounts)

ASSETS
Current Assets
Cash and cash equivalents	$12,582	$7,104
Mortgage securities (includes CDO securities of $1,198 and $959, respectively)	5,778	7,990
Notes receivable, net of allowance of $1,047 and $300, respectively	3,965	4,920
Service fee receivable, net of allowance of $42 and $22, respectively	1,924	868
Other current assets (includes CDO other assets of $299 and $428, respectively)	3,291	6,633

Total current assets	27,540	27,515
Securitization Trust Assets
Mortgage loans — held-in-portfolio, net of allowance of $0 and $712,614, respectively	—	1,289,474
Accrued interest receivable	—	74,025
Real estate owned	—	64,179

Total securitization trust assets	—	1,427,678
Non-Current Assets
Property and equipment, net of depreciation	4,821	1,803
Goodwill	3,170	—
Other assets	2,330	2,495

Total non-current assets	10,321	4,298

Total assets	$37,861	$1,459,491

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Liabilities:
Current Liabilities
Accounts payable	$4,590	$1,949
Accrued expenses	5,883	6,801
Dividends payable	50,900	34,402
Other current liabilities (includes CDO debt and other liabilities of $1,497 and $1,396, respectively)	2,103	2,962

Total current liabilities	63,476	46,114
Securitization Trust Liabilities
Due to servicer	—	136,855
Other securitization trust liabilities	—	3,729
Asset-backed bonds secured by mortgage loans	—	2,270,602

Total securitization trust liabilities	—	2,411,186
Non-Current Liabilities
Junior subordinated debentures	78,086	77,815
Other liabilities	2,842	928

Total non-current liabilities	80,928	78,743

Total liabilities	144,404	2,536,043
Commitments and contingencies (Note 8)
Shareholders’ deficit:
Capital stock, $0.01 par value, 50,000,000 shares authorized:
Redeemable preferred stock, $25 liquidating preference per share ($74,750 in total); 2,990,000 shares, issued and outstanding	30	30
Convertible participating preferred stock, $25 liquidating preference per share $(52,500 in total); 2,100,000 shares, issued and outstanding	21	21
Common stock, 9,368,053, shares issued and outstanding	94	94
Additional paid-in capital	787,363	786,989
Accumulated deficit	(898,195)	(1,868,398)
Accumulated other comprehensive income	4,411	5,111
Other	—	(70)

Total NovaStar Financial, Inc. (“NFI”) shareholders’ deficit	(106,276)	(1,076,223)
Noncontrolling interests	(267)	(329)

Total shareholders’ deficit	(106,543)	(1,076,552)

Total liabilities and shareholders’ deficit	$37,861	$1,459,491

See notes to consolidated financial statements.

NOVASTAR FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2010	2009
	(Dollars in thousands, except share amounts)

Income and Revenues:
Service fee income	$75,168	$31,106
Interest income — mortgage loans on securitization trusts	10,848	131,301
Interest income — mortgage securities	11,504	21,656

Total	97,520	184,063
Costs and Expenses:
Cost of services	66,475	32,221
Interest expense — asset-backed bonds	1,416	21,290
Provision for credit losses on securitization trusts	17,433	260,860
Servicing fees on securitization trusts	731	10,639
Premiums for mortgage loan insurance on securitization trusts	308	6,178
Selling, general and administrative expense	19,314	20,777
Gain on derecognition of securitization trusts	(993,131)	—
Other expense	390	13,905

Total	(887,064)	365,870
Other income	787	887
Interest expense on trust preferred securities	(1,073)	(1,128)

Income (loss) before income tax expense	984,298	(182,048)
Income tax (benefit) expense	(1,356)	1,108

Net income (loss)	985,654	(183,156)
Less: Net loss attributable to noncontrolling interests	(1,048)	(2,054)

Net income (loss) attributable to NFI	$986,702	$(181,102)

Earnings (Loss) Per Common Share attributable to NFI:
Basic	$86.53	$(20.97)

Diluted	$86.53	$(20.97)

Weighted average basic common shares outstanding	9,337,207	9,368,053

Weighted average diluted common shares outstanding	9,337,207	9,368,053

See notes to consolidated financial statements.

NOVASTAR FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT

	Total NovaStar Financial, Inc. Shareholders’ Deficit
		Convertible				Accumulated
	Redeemable	Participating		Additional		Other			Total
	Preferred	Preferred	Common	Paid-in	Accumulated	Comprehensive		Noncontrolling	Shareholders’
	Stock	Stock	Stock	Capital	Deficit	Income	Other	Interest	Deficit
	(Dollars in thousands, except share amounts)

Balance, January 1, 2009	$30	$21	$94	$786,279	$(1,671,984)	$8,926	$(139)	$—	$(876,773)
Forgiveness of founder’s notes receivable	—	—	—	—	—	—	69	—	69
Compensation recognized under stock compensation plans	—	—	—	710	—	—	—	—	710
Accumulating dividends on preferred stock	—	—	—	—	(15,312)	—	—	—	(15,312)
Contribution from noncontrolling interests	—	—	—	—	—	—	—	525	525
Noncontrolling interests from acquisitions	—	—	—	—	—	—	—	1,200	1,200
Comprehensive loss:
Net loss	—	—	—	—	(181,102)	—	—	(2,054)	(183,156)
Other comprehensive loss	—	—	—	—	—	(3,815)	—	—	(3,815)

Total comprehensive loss	—	—	—	—	—	—	—	—	(186,971)

Balance, December 31, 2009	$30	$21	$94	$786,989	$(1,868,398)	$5,111	$(70)	$(329)	$(1,076,552)

Balance, January 1, 2010	$30	$21	$94	$786,989	$(1,868,398)	$5,111	$(70)	$(329)	$(1,076,552)
Forgiveness of founder’s notes receivable	—	—	—	—	—	—	70	—	70
Compensation recognized under stock compensation plans	—	—	—	374	—	—	—	—	374
Accumulating dividends on preferred stock	—	—	—	—	(16,499)	—	—	—	(16,499)
Distributions to noncontrolling interests	—	—	—	—	—	—	—	(388)	(388)
Noncontrolling interests from acquisitions	—	—	—	—	—	—	—	1,498	1,498
Comprehensive loss:
Net income (loss)	—	—	—	—	986,702		—	(1,048)	985,654
Other comprehensive loss	—	—	—	—	—	(700)	—	—	(700)

Total comprehensive income	—	—	—	—	—	—	—	—	984,954

Balance, December 31, 2010	$30	$21	$94	$787,363	$(898,195)	$4,411	$—	$(267)	$(106,543)

See notes to consolidated financial statements.

NOVASTAR FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2010	2009
	(Dollars in thousands)

Cash flows from operating activities:
Net income (loss)	$985,654	$(183,156)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Impairment on mortgage securities — available-for-sale	—	1,198
(Gain) Loss on derivative instruments	(26)	4,665
Depreciation expense	937	869
Amortization of deferred debt issuance costs	597	2,239
Compensation recognized under stock compensation plans	374	710
Provision for credit losses	17,433	260,860
Amortization of premiums on mortgage loans	430	2,443
Interest capitalized on loans held-in-portfolio	—	(1,550)
Gain on derecognition of securitization trusts	(993,131)	—
Forgiveness of founders’ promissory notes	70	69
Provision for bad debt on notes receivable	746	—
Fair value adjustments of trading securities and CDO debt	(1,068)	6,743
Accretion of mortgage securities	(4,001)	(23,528)
Other	6	—
Changes, net of impact of business acquisitions, in:
Accrued interest receivable	1,300	3,267
Service fee receivable	(1,056)	(749)
Other assets and other liabilities	1,827	(3,421)
Due to servicer	(5,080)	19,220
Accounts payable and accrued expenses	1,603	(21,566)

Net cash (used in) provided by operating activities from continuing operations	6,615	68,313
Net cash used in operating activities from discontinued operations	—	(1,095)

Net cash (used in) provided by operating activities	6,615	67,218
Cash flows from investing activities:
Proceeds from paydowns of mortgage securities	5,355	18,479
Proceeds from mortgage loans held-in-portfolio	15,040	98,933
Proceeds from sales of assets acquired through foreclosure	15,154	129,815
Restricted cash proceeds, net	3,940	705
Issuance of notes receivable	(657)	—
Proceeds from notes receivable	500	—
Purchases of property and equipment	(496)	(1,324)
Proceeds from disposal of property and equipment	—	6
Acquisition of businesses, including contingent consideration paid, net of cash acquired	(4,198)	2

Net cash provided by investing activities from continuing operations	34,638	246,616

NOVASTAR FINANCIAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	For the Year Ended December 31,
	2010	2009
	(Dollars in thousands)

Cash flows from financing activities:
Payments on asset-backed bonds	(35,341)	(331,670)
(Distributions to) Contributions from noncontrolling interest	(388)	150
Other	(46)	—

Net cash used in financing activities from continuing operations	(35,775)	(331,520)

Net decrease in cash and cash equivalents	5,478	(17,686)
Cash and cash equivalents, beginning of year	7,104	24,790

Cash and cash equivalents, end of year	$12,582	$7,104

Supplemental Disclosure of Cash Flow Information

	For the Year Ended December 31,
	2010	2009
	(Dollars in thousands)

Cash paid for interest	$4,272	$33,726
Cash refunded for income taxes	170	38
Cash received on mortgage securities — available-for-sale with no cost basis	7,503	1,872
Non-cash investing and financing activities:
Assets acquired through foreclosure	6,283	123,190
Exchange of noncontrolling interests’ notes receivable for contingent earnings payout	366	—
Preferred stock dividends accrued, not yet paid	16,499	15,312
Transfer of assets and liabilities upon derecognition of securitization trusts:
Mortgage loans — held-in-portfolio, net of allowance	1,250,287	—
Accrued interest receivable	72,725	—
Real estate owned	55,309	—
Asset-backed bonds secured by mortgage loans	2,235,633	—
Due to servicer	131,772	—
Other liabilities	4,047	—

See notes to consolidated financial statements.

NOVASTAR FINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	Basis of Presentation, Business Plan and Liquidity

Description of Operations — NovaStar Financial, Inc. and its subsidiaries (“NFI” or the “Company”) own 88% of StreetLinks LLC (“StreetLinks”), a national residential appraisal and mortgage real estate valuation management services company. StreetLinks charges a fee for services which is collected from lenders and borrowers. The majority of StreetLinks business is generated from the management of the appraisal process for its customers. Most of the fee is passed through to independent residential appraisers. StreetLinks retains a portion of the fee to cover its costs of managing the process of fulfilling the appraisal order and performing a quality control review of all appraisals. StreetLinks also provides other real estate valuation management services, such as field reviews and value validation.

The Company owns 74% of Advent Financial Services LLC (“Advent”). The Company originally purchased 70% of Advent, the additional 4% was acquired upon termination of employees who held noncontrolling interests during 2010. Advent provides financial settlement services, along with its distribution partners, mainly through income tax preparation businesses and also provides access to tailored banking accounts, small dollar banking products and related services to meet the needs of low and moderate income level individuals. Advent is not a bank, but acts as an intermediary for these products on behalf of other banking institutions.

A primary distribution channel of Advent’s bank products is by way of settlement services to electronic income tax return originators. Advent provides a process for the originators to collect refunds from the Internal Revenue Service, distribute fees to various service providers and deliver the net refund to individuals. Individuals may elect to have the net refund dollars deposited to a bank account offered through Advent. Individuals also have the option to have the net refund dollars paid by check or to an existing bank account. Regardless of the settlement method, Advent receives a fee from the originator for providing the settlement service. Advent also distributes its banking products via other methods, including through employers and employer service organizations. Advent receives fees from banking institutions and from the bank account owner for services related to the use of the funds deposited to Advent-offered bank accounts.

During 2010, StreetLinks completed the acquisition of 51% of Corvisa LLC (“Corvisa”). Corvisa is a technology company that develops and markets its software products to mortgage lenders. Its primary product is a self-managed appraisal solution for lenders to manage their appraisal process. Other products include analytical tools for the lender to manage their mortgage origination business.

Prior to 2009, the Company originated, purchased, securitized, sold, invested in and serviced residential nonconforming mortgage loans and mortgage-backed securities. The Company retained, through its mortgage securities investment portfolio, significant interests in the nonconforming loans it originated and purchased, and through its servicing platform, serviced all of the loans in which it retained interests. The Company continues to hold nonconforming residential mortgage securities.

During January of 2010, certain events occurred that required the Company to reconsider the accounting for three consolidated loan trusts — NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1. Upon reconsideration, the Company determined that all requirements for derecognition were met under applicable accounting guidelines at the time of the reconsideration event. As a result, the Company derecognized the assets and liabilities of the trusts on January 25, 2010 and recorded a gain during the year ended December 31, 2010 of $993.1 million. These transactions are discussed in greater detail in Note 4 to the consolidated financial statements. The Company’s collateralized debt obligation (“CDO”) is the only trust that is consolidated in the financial statements as of December 31, 2010.

Financial Statement Presentation — The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the period. The Company uses estimates and judgments in establishing the fair value of its mortgage securities, notes receivable, goodwill, CDO debt and in estimating appropriate accrual rates on mortgage securities — available-for-sale to recognize interest income. While the consolidated financial statements and footnotes reflect the best estimates and judgments of management at the time, actual results could differ significantly from those estimates.

The consolidated financial statements of the Company include the accounts of all wholly-owned and majority-owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation.

Business Plan — As discussed above, the Company acquired a majority interest in StreetLinks, an appraisal and real estate valuation management services company during the third quarter of 2008 and increased its ownership percentage in the fourth quarter of 2009. In addition, the Company acquired a majority interest in Advent, a financial services company offering low cost banking products and services, in April 2009. In November 2010, StreetLinks acquired 51% of Corvisa, a technology company that develops and markets its software products to mortgage lenders. Management continues to grow and develop these operating entities. Additionally, the Company will continue to focus on minimizing expenses, preserving liquidity, and exploring additional investments in operating companies.

Liquidity — The Company had $12.6 million in cash and cash equivalents as of December 31, 2010, which was an increase of $5.5 million from December 31, 2009. In addition to the Company’s operating expenses, the Company has quarterly interest payments due on its junior subordinated debt. The Company’s current projections indicate sufficient available cash and cash flows from StreetLinks and its mortgage securities to meet these payment needs.

The Company continues its strategy of growing and developing StreetLinks and significantly increasing its appraisal volume. For the year ended December 31, 2010, StreetLinks had revenues of $75.2 million as compared to $31.1 million for the year ended December 31, 2009. StreetLinks had significant growth during 2010 compared to 2009 as new customers were rapidly added. Infrastructure changes and added efficiencies gained through automation have decreased selling, general and administrative expenses relative to the increased production.

During 2010, the Company received $12.9 million in cash on our mortgage securities portfolio, compared to $18.5 million in 2009. During 2010, the Company used cash to pay for corporate and administrative costs, the contingent consideration payments related to the StreetLinks acquisition and the investment in Corvisa of $1.5 million.

As of December 31, 2010, the Company had a working capital deficiency of $35.9 million. This was mainly attributable to dividends payable of $50.9 million being classified as a current liability, although the Company does not expect to pay the dividends due to management’s effort to conserve cash. The accrued and unpaid dividends would be eliminated through the recapitalization of the 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) and the 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 (the “Series D Preferred Stock”).

The Company’s consolidated financial statements have been prepared on a going concern basis of accounting which contemplates continuity of operations, realization of assets, liabilities and commitments in the normal course of business. The Company has experienced significant losses over the past several years and has a significant deficit in shareholders’ equity. Notwithstanding these negative factors, management believes that its current operations and its cash availability are sufficient for the Company to discharge its liabilities and meet its commitments in the normal course of business.

Note 2.	Summary of Significant Accounting and Reporting Policies

Cash and Cash Equivalents and Restricted Cash.  The Company considers investments with original maturities of three months or less at the date of purchase to be cash equivalents. Restricted cash includes funds the Company is required to post as cash collateral or transfer to escrow accounts and its release is subject to contractual requirements and time restrictions. The cash may not be released to the Company without the consent of the counterparties, which is generally at their discretion. The cash could also be subject to the indemnification of losses incurred by the counterparties. Current restricted cash is included in the other current assets line item of the consolidated balance sheets, noncurrent restricted cash is included in the other assets, noncurrent line item of the consolidated balance sheets.

The Company maintains cash balances at several major financial institutions in the United States. Accounts at each institution are secured by the Federal Deposit Insurance Corporation up to $250,000, through December 31, 2013. At December 31, 2010 and 2009, 86% and 41% of the Company’s cash and cash equivalents, including restricted cash, were with one institution. The uninsured balances of the Company’s unrestricted cash and cash equivalents and restricted cash aggregated $12.9 million and $11.3 million as of December 31, 2010 and 2009, respectively.

Revenue Recognition.  Service fee revenues consist primarily of fees for real estate valuation management services provided by StreetLinks. Fees are recognized in the period in which the product is delivered to the customer. Deferred revenue is recorded when payments are received in advance of performing our service obligations and is recognized in accordance with the above criteria.

Cost of Services.  Cost of Services includes the cost of the appraisal, which is paid to an independent party, and the internal costs directly associated with completing the appraisal order. The internal costs include compensation and benefits of certain employees, occupancy costs, depreciation of equipment used in the production process, and other expenses necessary to the production process.

Notes Receivable and Allowance for Doubtful Accounts.  To maximize the use of our excess cash, we have made loans to independent entities. The borrowing entity used the proceeds to finance on-going and current operations. Notes receivable are considered delinquent, based on current information and events, if it is probable that we will be unable to collect all amounts due that are contractually obligated. The Company determines the required allowance for doubtful accounts using information such as the borrower’s financial condition and economic trends and conditions. Recognition of income is suspended and the loan is placed on non-accrual status when management determines that collection of future income is not probable. Accrual is resumed, and previously suspended income is recognized, when the loan becomes contractually current and/or collection doubts are removed. Cash receipts on impaired loans or finance leases are recorded against the receivable and then to any unrecognized income.

The Company determines the required allowance for doubtful accounts using information such as the status of the note, borrower’s financial condition and economic trends and conditions. The Company charges off uncollectible notes receivable when repayment of contractually-obligated amounts is not deemed to be probable. There were no amounts charged off during the years ended December 31, 2010 or 2009. Due to the low number of notes receivable, the Company evaluates each note individually for collectability. As a result of this review, there were additional provisions made for credit losses of $0.7 million and $0.3 million during the years ended December 31, 2010 and 2009, respectively. As the Company only has a minimal number of notes receivable and the notes are due from companies, the Company does not analyze its notes receivable by class or by credit quality indicator.

The Company has a note receivable due from an entity with which we are currently in litigation. The balance of this note receivable was $4.4 million and $3.0 million as of December 31, 2010 and 2009, respectively. This note receivable could become completely impaired dependent upon the outcome of the litigation and the financial means of the entity to repay the note.

As of December 31, 2010, the remaining $0.6 million of notes receivable was 90 days or more past due and still accruing.

Activity in the allowance for credit losses on notes receivable is as follows for the year ended December 31, 2010 and 2009, respectively (dollars in thousands):

	2010	2009

Balance, beginning of period	$300	$—
Provision for credit losses	747	300

Balance, end of period	$1,047	$300

The Company had no modifications of notes receivable agreements for the years ended December 31, 2010 or 2009.

Mortgage Securities — Available-for-Sale.  Mortgage securities — available-for-sale represent beneficial interests the Company retains in securitization and resecuritization transactions which include residual interests (the “residual securities”). The residual securities include interest-only mortgage securities, prepayment penalty bonds and overcollateralization bonds. The subordinated securities represent investment-grade and non-investment grade rated bonds which are senior to the residual interests but subordinated to the bonds sold to third party investors. Mortgage securities classified as available-for-sale are reported at their estimated fair value with unrealized gains and losses reported in accumulated other comprehensive income. To the extent that the cost basis of mortgage securities exceeds the fair value and the unrealized loss is considered to be other than temporary, an impairment charge is recognized and the amount recorded in accumulated other comprehensive income or loss is reclassified to earnings as a realized loss. The specific identification method was used in computing realized gains or losses.

As previously described, mortgage securities-available-for-sale represent retained beneficial interests in certain components of the cash flows of the underlying mortgage loans to securitization trusts. As payments are received on both the residual and subordinated securities, the payments are applied to the cost basis of the related mortgage securities. Each period, the accretable yield for each mortgage security is evaluated and, to the extent there has been a change in the estimated cash flows, it is adjusted and applied prospectively. The estimated cash flows change as management’s assumptions for credit losses, borrower prepayments and interest rates are updated. The assumptions are established using proprietary models the Company has developed. The accretable yield is recorded as interest income with a corresponding increase to the carrying basis of the mortgage security.

The Company estimates the fair value of its residual securities retained based on the present value of future expected cash flows to be received. Management’s best estimate of key assumptions, including credit losses, prepayment speeds, market discount rates and forward yield curves commensurate with the risks involved, are used in estimating future cash flows.

Mortgage Securities — Trading.  Mortgage securities — trading consist of mortgage securities purchased by the Company as well as retained by the Company in its securitization transactions. Trading securities are recorded at fair value with gains and losses, realized and unrealized, included in earnings. The Company uses the specific identification method in computing realized gains or losses.

Mortgage Securities — Trading consisted of four residual securities along with subordinated securities as of December 31, 2010 and one residual security at December 31, 2009 and subordinated securities.

The Company estimates fair value for the subordinated securities based on quoted market prices obtained from brokers which are compared to internal discounted cash flows.

Goodwill.  Goodwill represents cost in excess of fair values assigned to the underlying net assets of acquired businesses. The goodwill is currently allocated to the Company’s appraisal management reporting unit and is tested for impairment at least annually or more frequently, when a triggering event occurs. Goodwill is tested for impairment using a two-step process that begins with an estimation of fair value. The first step compares the estimated fair value of StreetLinks, with its carrying amount, including goodwill. If the estimated fair value exceeds its carrying amount, goodwill is not considered impaired. However, if the carrying amount exceeds its estimated fair value, a second step would be performed that would compare the implied fair value to the carrying amount of goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value and recorded in other expense in the statement of operations. The impairment test in 2010 indicated that there was a significant excess of fair value over the carrying amount and no impairment was incurred.

Income Taxes.  In determining the amount of deferred tax assets to recognize in the financial statements, the Company evaluates the likelihood of realizing such benefits in future periods. The income taxes guidance requires the recognition of a valuation allowance if it is more likely than not that all or some portion of the deferred tax asset will not be realized. Income taxes guidance indicates the more likely than not threshold is a level of likelihood that is more than 50%.

Under the income taxes guidance, companies are required to identify and consider all available evidence, both positive and negative, in determining whether it is more likely than not that all or some portion of its deferred tax assets will not be realized. Positive evidence includes, but is not limited to, the following: cumulative earnings in recent years, earnings expected in future years, excess appreciated asset value over the tax basis and positive industry trends. Negative evidence includes, but is not limited to the following: cumulative losses in recent years, losses expected in future years, a history of operating losses or tax credit carryforwards expiring, and adverse industry trends.

The weight given to the potential effect of negative and positive evidence should be commensurate with the extent to which it can be objectively verified. Accordingly, the more negative evidence that exists requires more positive evidence to counter, thus making it more difficult to support a conclusion that a valuation allowance is not needed for all or some of the deferred tax assets. Cumulative losses in recent years are significant negative evidence that is difficult to overcome when determining the need for a valuation allowance. Similarly, cumulative earnings in recent years represent significant positive objective evidence. If the weight of the positive evidence is sufficient to support a conclusion that it is more likely than not that a deferred tax asset will be realized, a valuation allowance should not be recorded.

The Company examines and weighs all available evidence (both positive and negative and both historical and forecasted) in the process of determining whether it is more likely than not that a deferred tax asset will be realized. The Company considers the relevancy of historical and forecasted evidence when there has been a significant change in circumstances. Additionally, the Company evaluates the realization of its recorded deferred tax assets on an interim and annual basis. The Company does not record a valuation allowance if the weight of the positive evidence exceeds the negative evidence and is sufficient to support a conclusion that it is more likely than not that its deferred tax asset will be realized.

If the weighted positive evidence is not sufficient to support a conclusion that it is more likely than not that all or some of the Company’s deferred tax assets will be realized, the Company considers all alternative sources of taxable income identified in determining the amount of valuation allowance to be recorded. Alternative sources of taxable income identified in the income taxes guidance include the following: 1) taxable income in prior carryback year, 2) future reversals of existing taxable temporary differences, 3) future taxable income exclusive of reversing temporary differences and carryforwards, and 4) tax planning strategies.

The Company evaluates whether a tax position taken by the company will “more likely than not” be sustained upon examination by the appropriate taxing authority. The company measures the amount of benefit to recognize in its financial statements as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. It is the Company’s policy to recognize interest and penalties related to income tax matters in income tax expense (benefit).

Earnings Per Share (“EPS”).  Basic EPS excludes dilution and is computed by dividing net income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Diluted EPS is calculated assuming all options, restricted stock and performance based awards on the Company’s common stock have been exercised, unless the exercise would be antidilutive.

As a result of the convertible participating preferred stock being considered participating securities, earnings per share is calculated under the two-class method, which is discussed in the Earnings per Share accounting guidance. In determining the number of diluted shares outstanding, the guidance requires disclosure of the more dilutive earnings per share result between the if-converted method calculation and the two-class method calculation. For the year ended December 31, 2010, the two-class method calculation was more dilutive; therefore, earnings per share is presented following the two-class method which includes convertible participating preferred stock assumed to be converted to 1,875,000 shares of common stock that share in distributions with common shareholders on a 1:1 basis. For the year ended December 31, 2009, as the convertible participating preferred stockholders do not have an obligation to participate in losses, no allocation of undistributed losses was necessary.

Mortgage Loans.  Mortgage loans include loans originated by the Company and acquired from other originators. Mortgage loans are recorded net of deferred loan origination fees and associated direct costs and are stated at amortized cost. Mortgage loan origination fees and associated direct mortgage loan origination costs on mortgage loans held-in-portfolio are deferred and recognized over the estimated life of the loan as an adjustment to yield using the effective yield method. The Company uses actual and estimated cash flows, which consider the actual and future estimated prepayments of the loans, to derive an effective level yield.

Interest is recognized as revenue when earned according to the terms of the mortgage loans and when, in the opinion of management, it is collectible. For all mortgage loans that do not carry mortgage insurance, the accrual of interest on loans is discontinued when, in management’s opinion, the interest is not collectible in the normal course of business, but in no case beyond when a loan becomes 90 days delinquent. For mortgage loans that do carry mortgage insurance, the accrual of interest is only discontinued when in management’s opinion, the interest is not collectible. Interest collected on non-accrual loans is recognized as income upon receipt.

The mortgage loan portfolio is collectively evaluated for impairment as the individual loans are smaller-balance and are homogeneous in nature. For mortgage loans held-in-portfolio, the Company maintains an allowance for credit losses inherent in the portfolio at the consolidated balance sheet dates. The allowance is based upon the assessment by management of various factors affecting its mortgage loan portfolio, including current economic conditions, the makeup of the portfolio based on credit grade, loan-to-value, delinquency status, historical credit losses, whether the Company purchased mortgage insurance and other factors deemed to warrant consideration. The allowance is maintained through ongoing adjustments to operating income. The assumptions used by management regarding key economic indicators are highly uncertain and involve a great deal of judgment.

An internally developed migration analysis is the primary tool used in analyzing the adequacy of the allowance for credit losses. This tool takes into consideration historical information regarding foreclosure and loss severity experience and applies that information to the portfolio at the reporting date. Management also takes into consideration the use of mortgage insurance as a method of managing credit risk. The Company pays mortgage insurance premiums on loans maintained on the consolidated balance sheets and includes the cost of mortgage insurance in the consolidated statements of income.

Management’s estimate of expected losses could increase if the actual loss experience is different than originally estimated. In addition, the estimate of expected losses could increase if economic factors change the value that can be reasonably expected to obtain from the sale of the property. If actual losses increase, or if amounts reasonably expected to be obtained from property sales decrease, the provision for losses would increase.

Real Estate Owned.  Real Estate Owned, which consists of residential real estate acquired in satisfaction of loans, is carried at the lower of cost or estimated fair value less estimated selling costs. Adjustments to the loan carrying value required at time of foreclosure are charged against the allowance for credit losses. Costs related to the development of real estate are capitalized and those related to holding the property are expensed. Losses or gains from the ultimate disposition of Real Estate Owned are charged or credited to earnings.

Premiums for Mortgage Loan Insurance.  The Company uses lender-paid mortgage insurance to mitigate the risk of loss on loans that are originated. For those loans held-in-portfolio, the premiums for mortgage insurance are expensed by the Company as the costs of the premiums are incurred. For those loans sold in securitization transactions accounted for as a sale, the independent trust assumes the obligation to pay the premiums and obtains the right to receive insurance proceeds.

Due to Servicer.  Principal and interest payments (the “monthly repayment obligations”) on asset-backed bonds secured by mortgage loans recorded on the Company’s consolidated balance sheets are remitted to bondholders on a monthly basis by the securitization trust (the “remittance period”). Funds used for the monthly repayment obligations are based on the monthly scheduled principal and interest payments of the underlying mortgage loan collateral, as well as actual principal and interest collections from borrower prepayments. When a borrower defaults on a scheduled principal and interest payment, the servicer must advance the scheduled principal and interest to the securitization trust to satisfy the monthly repayment obligations. The servicer must continue to advance all delinquent scheduled principal and interest payments each remittance period until the loan is liquidated. Upon liquidation, the servicer may recover their advance through the liquidation proceeds. During the period the servicer has advanced funds to a securitization trust which the Company accounts for as a financing, the Company records a liability representing the funds due back to the servicer.

New Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 166, Accounting for the Transfers of Financial Assets, an Amendment of FASB Statement No. 140; this statement was codified in December 2009 as Accounting Standards Codification (“ASC”) 860. This guidance is effective for financial asset transfers beginning on January 1, 2010 and will be used to determine whether the transfer is accounted for as a sale under GAAP or as a secured borrowing. In addition, also in June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R); this statement was also codified in December 2009 as ASC 810 and governs the consolidation of variable interest entities. The consolidation guidance became effective for all variable interest entities (each a “VIE”) the Company held as of January 1, 2010. As part of the Company’s adoption of the amended consolidation guidance, it was required to reconsider the Company’s previous consolidation conclusions pertaining to the Company’s variable interests in VIEs, including: (i) whether an entity is a VIE; and (ii) whether the Company is the primary beneficiary. Based on the Company’s assessment of its involvement in VIEs at January 1, 2010, in accordance with the amended consolidation guidance, the Company determined that it is not the primary beneficiary of any mortgage loan securitization entities in which it held a variable interest, as the Company does not have the power to direct the activities that most significantly impact the economic performance of these entities. The adoption of the amended consolidation guidance did not result in the Company consolidating or deconsolidating any VIEs for which it has involvement. It should be noted, however, that the new guidance also required the Company to reassess these conclusions, based upon changes in the facts and circumstances pertaining to the Company’s VIEs, on an ongoing basis; thus, the Company’s assessments may therefore change and could result in a material impact to the Company’s financial statements during subsequent reporting periods. The Company re-evaluated the NHEL 2006-1, NHEL 2006-MTA1, and NHEL 2007-1 securitization transactions and determined that, based on the occurrence of certain events during January 2010, the application of the amended guidance resulted in the Company reflecting as sales of financial assets and extinguishment of liabilities the assets and liabilities of the securitization trusts during the at that date. As a result, the Company derecognized the assets and liabilities of the NHEL 2006-1, NHEL 2006-MTA1, and NHEL 2007-1 securitization trusts and recorded a gain during the year ended December 31, 2010. See Note 4 to the consolidated financial statements for further details.

In July 2010, the FASB issued Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The guidance significantly expands the disclosures that companies must make about the credit quality of financing receivables and the allowance for credit losses. The disclosures as of the end of the reporting period became effective for the Company’s interim and annual periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for the

Company’s interim and annual periods beginning on or after December 15, 2010. The objectives of the enhanced disclosures are to provide financial statement users with additional information about the nature of credit risks inherent in the Company’s financing receivables, how credit risk is analyzed and assessed when determining the allowance for credit losses, and the reasons for the change in the allowance for credit losses. The adoption of this guidance requires enhanced disclosures and did not have a significant effect on the Company’s financial statements. See “Notes Receivable and Allowance for Doubtful Accounts” section above for the required disclosures.

Note 3.	Business Combinations

On November 4, 2010, StreetLinks completed the acquisition of 51% of Corvisa LLC (“Corvisa”). Corvisa is a technology company that develops and markets its software products to mortgage lenders. Its primary product is a self-managed appraisal solution for lenders to manage their appraisal process. Other products include analytical tools for the lender to manage their mortgage origination business. The purchase price was comprised of $1.5 million of cash, plus contingent consideration related to an earn-out opportunity based on future net income. The amount of the future payments that the Company could be required to make under the earn-out opportunity is $0.6 million, with the understanding that the targets must be achieved by December 31, 2012. The purchase price for the Corvisa acquisition has been allocated based on the assessment of the fair value of the assets acquired and liabilities assumed, determined based on the Company’s internal operational assessments and other analyses which are Level 3 measurements. Pro forma disclosure requirements have not been included as they are not considered significant. The Company’s financial statements include the results of operation of Corvisa from the date of acquisition. All legal and other related acquisition costs were expensed as incurred and recorded in the selling, general and administrative expense line item of the consolidated statements of operation, and were not material.

A summary of the aggregate amounts of the assets acquired and liabilities assumed and the aggregate consideration paid for the year ended December 31, 2010 follows (dollars in thousands):

Total

Assets:
Cash	$107
Other current assets	50
Property and equipment, net	3,465
Liabilities:
Accounts payable	(131)
Accrued expenses	(34)
Other noncurrent liabilities	(459)
Noncontrolling interests	(1,498)

Total cash consideration	$1,500

See Note 13 to the consolidated financial statements regarding contingent consideration payment on a prior year acquisition.

Note 4.	Derecognition of Securitization Trusts

During January of 2010, certain events occurred that required the Company to reconsider the accounting for three consolidated loan trusts: NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1.

During the first quarter of 2010, the Company attempted to sell the mezzanine-level bonds the Company owns from the NHEL 2006-1 and NHEL 2006-MTA1 securitization trusts. No bids were received for the bonds, which prompted a reconsideration of the Company’s conclusion with respect to the trusts’ consolidation. As all requirements for derecognition have been met under applicable accounting guidelines, the Company derecognized the assets and liabilities of the NHEL 2006-1 and NHEL 2006-MTA1 trusts as of January 25, 2010.

During January of 2010, the final derivative of the NHEL 2007-1 loan securitization trust expired. The expiration of this derivative is a reconsideration event. As all requirements for derecognition have been met under applicable accounting guidelines, the Company derecognized the assets and liabilities of the 2007-1 securitization trust as of January 25, 2010.

The securitized loans in these derecognized trusts have suffered substantial losses and through the date of derecognition the Company recorded significant allowances for these losses. These losses have created large accumulated deficits for the trust balance sheets. Upon derecognition, all assets, liabilities and accumulated deficits were removed from our consolidated financial statements. A gain of $993.1 million was recognized upon derecognition, representing the net accumulated deficits in these trusts.

The assets and liabilities of the securitization trusts and the resulting gain recognized upon derecognition consisted of the following at the time of the reconsideration event (dollars in thousands):

Total

Assets:
Mortgage loans — held-in-portfolio	$1,953,188
Allowance for loan losses	(702,901)
Accrued interest receivable	72,725
Real estate owned	55,309

Total assets	1,378,321
Liabilities:
Asset-backed bonds secured by mortgage loans	2,235,633
Due to servicer	131,772
Other liabilities	4,047

Total liabilities	2,371,452
Gain on derecognition of securitization trusts	$993,131

Note 5.	Mortgage Loans — Held-in-Portfolio and Securitization Transactions

Mortgage loans — held-in-portfolio, all of which are secured by residential properties, consisted of the following as of December 31, 2009 (dollars in thousands):

December 31,
2009

Mortgage loans — held-in-portfolio(A):
Outstanding principal	$1,985,483
Net unamortized deferred origination costs	16,605

Amortized cost	2,002,088
Allowance for credit losses	(712,614)

Mortgage loans — held-in-portfolio	$1,289,474

Weighted average coupon	6.94%

(A)	The Company did not hold any mortgage loans-held-in-portfolio as of December 31, 2010 due to the derecognition of the securitization trusts, see Note 4 to the consolidated financial statements for further details.

As of December 31, 2009, mortgage loans held-in-portfolio consisted of loans that the Company had securitized in structures that were accounted for as financings. These securitizations were structured legally as sales, but for accounting purposes were treated as financings under the “Accounting for Transfers and

Servicing of Financial Assets and Extinguishments of Liabilities” guidance. See below for details of the Company’s securitization transactions that were structured as financings.

At inception, the NHEL 2006-1 and NHEL 2006-MTA1 securitizations did not meet the qualifying special purpose entity criteria necessary for derecognition because after the loans were securitized the securitization trusts were able to acquire derivatives relating to beneficial interests retained by the Company; additionally, the Company had the unilateral ability to repurchase a limited number of loans back from the trusts. The NHEL 2007-1 securitization did not meet the qualifying special purpose entity criteria necessary for derecognition because of the excessive benefit the Company received at inception from the derivative instruments delivered into the trust to counteract interest rate risk.

Accordingly, the loans in these securitizations remained on the balance sheet as “Mortgage loans — held-in-portfolio” through January 2010. Given this treatment, retained interests were not created, and securitization bond financing were reflected on the balance sheet as a liability. The Company recorded interest income on loans held-in-portfolio and interest expense on the bonds issued in the securitizations. Deferred debt issuance costs and discounts related to the bonds were amortized on a level yield basis over the estimated life of the bonds.

Mortgage loans — held-in-portfolio are serviced by a third party entity. There was not a significant number or amount of servicer modified loans during the year ended December 31, 2010 due to the derecognition of securitization trusts, see Note 4 to the consolidated financial statements for further details. During the year ended December 31, 2009, the servicer modified loans totaling $230.0 million in principal with weighted-average interest rates of 8.59% and 4.87% before and after modification, respectively. The modifications are offered to borrowers experiencing financial difficulties and serve to reduce monthly payments and defer unpaid interest. The Company’s estimates for the allowance for loan losses and related provision include the projected impact of the modified loans.

At December 31, 2009 all of the loans classified as held-in-portfolio were pledged as collateral for financing purposes.

The table below presents quantitative information about delinquencies, net credit losses, and components of securitized financial assets and other assets managed together with them (dollars in thousands):

	For the Year Ended December 31, 2009
	Total Principal	Principal Amount of
	Amount of	Loans 60 Days or	Net Credit
	Loans(A)	More Past Due	Losses(B)

Loans securitized	$6,570,308	$3,296,863	$735,892
Loans held-in-portfolio	2,138,500	1,243,731	321,097

Total loans securitized or held-in-portfolio	$8,708,808	$4,540,594	$1,056,989

(A)	Includes assets acquired through foreclosure.

(B)	Represents the realized losses as reported by the securitization trusts for each period presented.

Collateral for 25% and 23% of the mortgage loans held-in-portfolio outstanding as of December 31, 2009 was located in California and Florida, respectively. Interest-only loan products made up 10% of the loans classified as held-in-portfolio as of December 31, 2009. In addition, as of December 31, 2009, moving treasury average (“MTA”) loan products made up 26% of the loans classified as held-in-portfolio. These MTA loans had $1.6 million in negative amortization during 2009. The Company has no other significant concentration of credit risk on mortgage loans.

Mortgage loans — held-in-portfolio that the Company has placed on non-accrual status totaled $712.6 million at December 31, 2009. At December 31, 2009 the Company had $433.4 million in mortgage loans — held-in-portfolio past due 90 days or more, which were still accruing interest. These loans carried mortgage insurance and the accrual will be discontinued when in management’s opinion the interest is not collectible.

Activity in the allowance for credit losses on mortgage loans — held-in-portfolio is as follows for the year ended December 31, 2010 and 2009, respectively (dollars in thousands):

	2010	2009

Balance, beginning of period	$712,614	$776,001
Provision for credit losses	17,433	260,860
Charge-offs, net of recoveries	(27,146)	(324,247)
Derecognition of the securitization trusts	(702,901)	—

Balance, end of period	$—	$712,614

Certain tables below present the assets and liabilities of consolidated and unconsolidated VIEs in which the Company has a variable interest in the VIE. For consolidated VIEs, these amounts are net of intercompany balances. The tables also present the Company’s exposure to loss resulting from its involvement with consolidated VIEs and unconsolidated VIEs in which the Company holds a variable interest as of December 31, 2010 and December 31, 2009. The Company’s maximum exposure to loss is based on the unlikely event that all of the assets in the VIEs become worthless.

The Company’s only continued involvement, relating to these transactions, is retaining interests in the VIEs which are included in the mortgage securities line item in the consolidated financial statements.

For the purposes of this disclosure, transactions with VIEs are categorized as follows:

Securitization transactions.  Securitization transactions include transactions where the Company transferred mortgage loans and accounted for the transfer as a sale and thus are not consolidated. This category is reflected in the securitization section of this Note.

Mortgage Loan VIEs.  The Company initially consolidated securitization transactions that are structured legally as sales, but for accounting purposes are treated as financings as defined by the previous FASB guidance. The NHEL 2006-1 and NHEL 2006-MTA1 securitizations, at inception, did not meet the criteria necessary for derecognition under the previous FASB guidance and related interpretations because after the loans were securitized the securitization trusts were able to acquire derivatives relating to beneficial interests retained by the Company; additionally, the Company had the unilateral ability to repurchase a limited number of loans back from the trust. These provisions were removed effective September 30, 2008. Since the removal of these provisions did not substantively change the transactions’ economics, the original accounting conclusion remained the same. During January 2010, certain events occurred that required the Company to reconsider the accounting for these mortgage loan VIEs. Upon reconsideration, the Company determined that all requirements for derecognition were met under applicable accounting guidelines at the time of the reconsideration event. As a result, the Company derecognized the assets and liabilities of the trusts and these mortgage loan VIEs are now considered securitization transactions. See Note 4 to the consolidated financial statements for further details.

At inception, the NHEL 2007-1 securitization did not meet the qualifying special purpose entity criteria necessary for derecognition under the previous FASB guidance and related interpretations because of the excessive benefit the Company received at inception from the derivative instruments delivered into the trust to counteract interest rate risk. During January 2010, certain events occurred that required the Company to reconsider the accounting for this mortgage loan VIE. Upon reconsideration, the Company determined that all requirements for derecognition were met under applicable accounting guidelines at the time of the reconsideration event. As a result, the Company derecognized the assets and liabilities of the trust and this mortgage loan VIE is now considered a securitization transaction. See Note 4 to the consolidated financial statements for further details.

These transactions must be re-assessed during each quarterly period and could require reconsolidation and related disclosures in future periods. The Company has no control over the mortgage loans held by these VIEs due to their legal structure. The beneficial interest holders in these trusts have no recourse to the general credit of the Company; rather, their investments are paid exclusively from the assets in the trust.

Collateralized Debt Obligations.  The collateral for the Company’s CDO transaction consisted of subordinated securities which the Company retained from its securitization transactions as well as subordinated securities purchased from other issuers. The CDO was structured legally as a sale, but for accounting purposes was accounted for as a financing as it did not meet the qualifying special purpose entity criteria under the applicable accounting guidance. Accordingly, the securities remain on the Company’s consolidated balance sheet, retained interests were not created, and securitization bond financing replaced the short-term debt used to finance the securities. In accordance with Consolidation accounting guidance, the Company is required to reassess during each quarterly period and the Company determined that it should continue to be consolidated.

Variable Interest Entities

The Consolidation accounting guidance requires an entity to consolidate a VIE if that entity is considered the primary beneficiary. VIEs are required to be reassessed for consolidation when reconsideration events occur. See Mortgage Loan VIEs above for details relating to current period reconsideration events.

The table below provides the disclosure information required for VIEs that are consolidated by the Company (dollars in thousands):

				Liabilities After
		Assets After Intercompany Eliminations		Intercompany	Recourse to the
Consolidated VIEs	Total Assets	Unrestricted	Restricted(A)	Eliminations	Company(B)

December 31, 2010
CDO(C)	$1,499	$—	$1,497	$1,497	$—
December 31, 2009
Mortgage Loan VIEs(D)	$1,435,671	$—	$1,427,501	$2,453,181	$—
CDO(C)	1,389	—	1,387	1,387	—

(A)	Assets are considered restricted when they cannot be freely pledged or sold by the Company.

(B)	This column reflects the extent, if any, to which investors have recourse to the Company beyond the assets held by the VIE and assumes a total loss of the assets held by the VIE.

(C)	For the CDO, assets are primarily recorded in “Mortgage securities” and “Other current assets” and liabilities are recorded in “Other current liabilities.”

(D)	For Mortgage Loan VIEs, assets are primarily recorded in “Mortgage loans — held-in-portfolio.” Liabilities are primarily recorded in “Asset-backed bonds secured by mortgage assets.”

Securitization Transactions

Prior to changes in its business in 2007, the Company securitized residential nonconforming mortgage loans. The Company’s involvement with VIEs that are used to securitize financial assets consists of holding securities issued by VIEs.

The following table relates to securitizations where the Company is the retained interest holder of assets issued by the entity (dollars in thousands):

			Assets on		Maximum	Year to
	Size/Principal		Balance	Liabilities on	Exposure to	Date Loss	Year to Date
	Outstanding(A)		Sheet(B)	Balance Sheet	Loss(C)	on Sale	Cash Flows

December 31, 2010	$7,189,121	(D)	$4,580	$—	$4,580	$—	$11,362
December 31, 2009	6,570,308		7,031	$—	7,031	$—	15,867

(A)	Size/Principal Outstanding reflects the estimated principal of the underlying assets held by the VIE.

(B)	Assets on balance sheet are securities issued by the entity which are recorded in “Mortgage securities.”

(C)	The maximum exposure to loss assumes a total loss on the retained interests held by the Company.

(D)	Due to derecognition of securitization trusts during the year ended December 31, 2010, size/principal outstanding includes NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1 as of December 31, 2010.

Retained interests are recorded in the consolidated balance sheet at fair value within mortgage securities. The Company estimates fair value based on the present value of expected future cash flows using management’s best estimates of credit losses, prepayment rates, forward yield curves, and discount rates, commensurate with the risks involved. Retained interests are either held as trading securities, with changes in fair value recorded in the consolidated statements of operations, or as available-for-sale securities, with changes in fair value included in accumulated other comprehensive income.

The following table presents information on retained interests held by the Company as of December 31, 2010 arising from the Company’s residential mortgage-related securitization transactions. The pre-tax sensitivities of the current fair value of the retained interests to immediate 10% and 25% adverse changes in assumptions and parameters are also shown (dollars in thousands):

Carrying amount/fair value of residual interests	$4,580
Weighted average life (in years)	2.73
Weighted average prepayment speed assumption (CPR) (percent)	13.6
Fair value after a 10% increase in prepayment speed	$4,249
Fair value after a 25% increase in prepayment speed	$3,820
Weighted average expected annual credit losses (percent of current collateral balance)	25.7
Fair value after a 10% increase in annual credit losses	$4,379
Fair value after a 25% increase in annual credit losses	$4,100
Weighted average residual cash flows discount rate (percent)	25.0%
Fair value after a 500 basis point increase in discount rate	$4,461
Fair value after a 1000 basis point increase in discount rate	$4,347
Market interest rates:
Fair value after a 100 basis point increase in market rates	$3,401
Fair value after a 200 basis point increase in market rates	$2,053

The preceding sensitivity analysis is hypothetical and should be used with caution. In particular, the effect of a variation in a particular assumption on the fair value of the retained interest is calculated independent of changes in any other assumption; in practice, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. Further, changes in fair value based on a 10% or 25% variation in an assumption or parameter generally cannot be extrapolated because the relationship of the change in the assumption to the change in fair value may not be linear.

Note 6.	Mortgage Securities

Mortgage securities consist of securities classified as available-for-sale and trading as of December 31, 2010 and December 31, 2009.

	December 31,
	2010	2009

Mortgage securities — available-for-sale	$4,580	$6,903
Mortgage securities — trading	1,198	1,087

Total mortgage securities	$5,778	$7,990

As of December 31, 2010, mortgage securities — available-for-sale consisted entirely of the Company’s investment in the residual securities issued by securitization trusts sponsored by the Company, but did not include the NHEL 2006-1, NHEL 2006-MTA1, NHEL 2007-1, and NMFT Series 2007-2 residual securities, which were designated as trading. As of December 31, 2009, mortgage securities — available-for-sale consisted entirely of the Company’s investment in the residual securities issued by securitization trusts sponsored by the Company, but did not include the NMFT Series 2007-2 residual security, which was designated as trading. Residual securities consist of interest-only, prepayment penalty and overcollateralization bonds. Management estimates the fair value of the residual securities by discounting the expected future cash flows of the collateral and bonds.

The following table presents certain information on the Company’s portfolio of mortgage securities — available-for-sale as of December 31, 2010 and December 31, 2009 (dollars in thousands):

		Unrealized	Estimated Fair	Average
	Cost Basis	Gain	Value	Yield(A)

As of December 31, 2010	$169	$4,411	$4,580	483.2%
As of December 31, 2009	1,792	5,111	6,903	132.9

(A)	The average yield is calculated from the cost basis of the mortgage securities and does not give effect to changes in fair value that are reflected as a component of shareholders’ deficit.

During the year ended December 31, 2009, management concluded that the decline in value on certain securities in the Company’s mortgage securities — available-for-sale portfolio were other-than-temporary. As a result, the Company recognized impairments on mortgage securities — available-for-sale of $1.2 million during the year ended December 31, 2009. There were no impairments for the year ended December 31, 2010.

Maturities of mortgage securities owned by the Company depend on repayment characteristics and experience of the underlying financial instruments.

As of December 31, 2010, mortgage securities — trading consisted of the NHEL 2006-1, NHEL 2006-MTA1, NHEL 2007-1, and NMFT Series 2007-2 residual securities and subordinated securities retained by the Company from securitization transactions as well as subordinated securities purchased from other issuers in the open market. As of December 31, 2009, mortgage securities — trading consisted of the NMFT Series 2007-2 residual security and subordinated securities retained by the Company from securitization transactions as well as subordinated securities purchased from other issuers in the open market. Management estimates the fair value of the residual securities by discounting the expected future cash flows of the collateral and bonds. The fair value of the subordinated securities is estimated based on quoted broker prices which are compared to internal discounted cash flows. Refer to Note 11 for a description of the valuation methods as of December 31, 2010 and December 31, 2009.

The following table summarizes the Company’s mortgage securities — trading as of December 31, 2010 and December 31, 2009 (dollars in thousands):

		Amortized		Average
	Original Face	Cost Basis	Fair Value	Yield(A)

As of December 31, 2010
Subordinated securities pledged to CDO	$369,507	$73,900	$1,198
Other subordinated securities	215,280	—	—

Total	$584,787	$73,900	$1,198	1.96%

As of December 31, 2009
Subordinated securities pledged to CDO	$332,489	$103,638	$959
Other subordinated securities	102,625	—	—
Residual securities	—	374	128

Total	$435,114	$104,012	$1,087	4.79%

(A)	Calculated from the ending fair value of the securities.

The Company recognized net trading losses of $0.2 million for the year ended December 31, 2010, as compared to net trading losses of $11.8 million for the year ended December 31, 2009. These net trading losses are included in the other expense line on the Company’s consolidated statements of operations.

Note 7.	Borrowings

Junior Subordinated Debentures

NFI’s wholly-owned subsidiary NovaStar Mortgage, Inc. (“NMI”) had approximately $78.1 million in principal amount of unsecured notes (collectively, the “Notes”) outstanding to NovaStar Capital Trust I and NovaStar Capital Trust II (collectively, the “Trusts”) which secured trust preferred securities issued by the Trusts. NFI guaranteed NMI’s obligations under the Notes. NMI failed to make quarterly interest payments that were due on all payment dates in 2008 and through April 24, 2009 on these Notes.

On April 24, 2009 (the “Exchange Date”), the parties executed the necessary documents to complete an exchange of the Notes for new preferred obligations. On the Exchange Date, the Company paid interest due through December 31, 2008 in the aggregate amount of $5.3 million. The Notes mature in 2035 and 2036 at which time the total principal amount is due.

The new preferred obligations required quarterly distributions of interest to the holders at a rate equal to 1.0% per annum beginning January 1, 2009 through December 31, 2009, subject to reset to a variable rate equal to the three-month LIBOR plus 3.5% upon the occurrence of an “Interest Coverage Trigger.” For purposes of the new preferred obligations, an Interest Coverage Trigger occurred when the ratio of EBITDA for any quarter ending on or after December 31, 2008 to the product as of the last day of such quarter, of the stated liquidation value of all outstanding Preferred Securities (i) multiplied by 7.5%, (ii) multiplied by 1.5 and (iii) divided by 4, equals or exceeds 1.00 to 1.00. Beginning January 1, 2010 until the earlier of February 18, 2019 or the occurrence of an Interest Coverage Trigger, the unpaid principal amount of the new preferred obligations bore interest at a rate of 1.0% per annum and, thereafter, at a variable rate, reset quarterly, equal to the three-month LIBOR plus 3.5% per annum. The Company did not exceed the Interest Coverage Trigger during the year ended December 31, 2010. See Note 19 for discussion of the Trust Preferred Securities transaction in which the Notes were cancelled.

Collateralized Debt Obligation Issuance (“CDO”)

The collateral for the Company’s CDO consists of subordinated securities which the Company retained from its loan securitizations as well as subordinated securities purchased from other issuers. This securitization was structured legally as a sale, but for accounting purposes was accounted for as a financing. This securitization did not meet the qualifying special purpose entity criteria. Accordingly, the securities remain on the Company’s consolidated balance sheets, retained interests were not created, and securitization bond financing replaced the short-term debt used to finance the securities. The Company records interest income on the securities and interest expense on the bonds issued in the securitization over the life of the related securities and bonds.

The Company elected the fair value option for the asset-backed bonds issued from NovaStar ABS CDO I. The election was made for these liabilities to help reduce income statement volatility which otherwise would arise if the accounting method for this debt was not matched with the fair value accounting for the mortgage securities. Fair value is estimated using quoted market prices. The Company recognized fair value adjustments of $1.2 and $5.1 million for the years ended December 31, 2010 and 2009, respectively, which is included in the other expense line item on the consolidated statements of operations.

On January 30, 2008, an event of default occurred under the CDO bond indenture agreement due to the noncompliance of certain overcollateralization tests. As a result, the trustee, upon notice and at the direction of a majority of the secured noteholders, may declare all of the secured notes to be immediately due and payable including accrued and unpaid interest. No such notice has been given as of March 18, 2011. As there is no recourse to the Company, it does not expect any significant impact to its financial condition, cash flows or results of operation as a result of the event of default.

Asset-backed Bonds (“ABB”).  The Company issued ABB secured by its mortgage loans and ABB secured by its mortgage securities — trading in certain transactions treated as financings as a means for long-term non-recourse financing. For financial reporting purposes, the mortgage loans held-in-portfolio and mortgage securities — trading, as collateral, are recorded as assets of the Company and the ABB are recorded as debt. Interest and principal on each ABB is payable only from principal and interest on the underlying mortgage loans or mortgage securities collateralizing the ABB. Interest rates reset monthly and are indexed to one-month LIBOR. The estimated weighted-average months to maturity are based on estimates and assumptions made by management. The actual maturity may differ from expectations.

For ABB secured by mortgage loans, the Company retained a “clean up” call option to repay the ABB, and reacquire the mortgage loans, when the remaining unpaid principal balance of the underlying mortgage loans falls below 10% of their original amounts. The Company subsequently sold all of these clean-up call rights to the buyer of its mortgage servicing rights. The Company did retain separate independent rights to require the buyer of its mortgage servicing rights to repurchase loans from the trusts and subsequently sell them to the Company. The Company does not expect to exercise any of the call rights that it retained. The Company had no ABB transactions for the year ended December 31, 2010.

The following is a summary of outstanding ABB and related loans (dollars in thousands):

	Asset-Backed Bonds
				Estimated
				Weighted
			Weighted	Average	Mortgage Loans
			Average	Months to			Weighted
	Remaining		Interest	Call or	Remaining		Average
	Principal		Rate	Maturity	Principal		Coupon

As of December 31, 2010:
ABB Secured by Mortgage Securities:
NovaStar ABS CDO I	$324,662	(A)	0.81%	12		(B)		(B)

As of December 31, 2009:
ABB Secured by Mortgage Loans:
NHES Series 2006-1	$475,360		0.52%	72	$399,913		8.03%
NHES Series 2006-MTA1	602,068		0.48	51	532,696		3.84
NHES Series 2007-1	1,201,517		0.50	106	1,052,873		6.99
Unamortized debt issuance costs, net	(8,343)

	$2,270,602

ABB Secured by Mortgage Securities:
NovaStar ABS CDO I	$323,999	(A)	0.80%	16		(B)		(B)

(A)	The NovaStar ABS CDO I ABB are carried at a fair value of $1.2 million and $1.0 million at December 31, 2010 and 2009, respectively, and are included in the other current liabilities line item of the consolidated balance sheets.

(B)	Collateral for the NovaStar ABS CDO I are subordinated mortgage securities.

The expected repayment requirements relating to the CDO at December 31, 2010 are difficult to estimate as they are based on anticipated receipts from underlying mortgage security collateral. In the event that receipts from the underlying collateral are adversely impacted by credit losses, there could be insufficient receipts available to repay the CDO principal. As there is no recourse to the Company, it only expects to pay out the amounts that it receives from the collateral.

Note 8.	Commitments and Contingencies

Commitments.  The Company leases office space under various operating lease agreements. Rent expense for 2010 and 2009 aggregated $1.3 million and $1.9 million, respectively. At December 31, 2010, future minimum lease commitments under those leases are as follows (dollars in thousands):

Lease
Obligations

2011	$1,406
2012	969
2013	723
2014	73
2015	—

$3,171

The Company has sublease agreements for office space formerly occupied by the Company and received approximately $0.6 million and $0.7 million during the years ended December 31, 2010 and 2009, respectively.

Contingencies

The Company has a contingent obligation related to a Corvisa earn-out agreement based on future net income of up to $0.6 million, which could be due to the former owners of Corvisa. A liability of $0.5 million, based on management’s estimate of Corvisa achieving its earnings targets, is included in the other liabilities line item of the consolidated balance sheets as of December 31, 2010.

Pending Litigation.

The Company is a party to various legal proceedings, all of which, except as set forth below, are of an ordinary, routine nature, including, but not limited to, breach of contract claims, tort claims, and claims for violations of federal and state consumer protection laws. Furthermore, the Company has received indemnification and loan repurchase demands with respect to alleged violations of representations and warranties made in loan sale and securitization agreements. These indemnification and repurchase demands have not resulted in significant losses to the Company and the number of demands has steadily decreased, but such claims could be significant if multiple loans are involved.

Due to the uncertainty of any potential loss due to pending litigation and due to the Company’s belief that an adverse ruling is not probable for the below-described claims, the Company has not accrued a loss contingency related to the following matters in its consolidated financial statements. Although it is not possible to predict the outcome of any legal proceeding, in the opinion of management, other than those proceedings described in detail below, such proceedings and actions should not, individually, or in the aggregate, have a material adverse effect on the Company’s financial condition and liquidity. However, a material adverse outcome in one or more of these proceedings could have a material adverse impact on the results of operations in a particular quarter or fiscal year.

On May 21, 2008, a purported class action case was filed in the Supreme Court of the State of New York, New York County, by the New Jersey Carpenters’ Health Fund, on behalf of itself and all others similarly situated. Defendants in the case include NovaStar Mortgage Funding Corporation (“NMFC”) and its individual directors, several securitization trusts sponsored by the Company, and several unaffiliated investment banks and credit rating agencies. The case was removed to the United States District Court for the Southern District of New York. On June 16, 2009, the plaintiff filed an amended complaint. Plaintiff seeks monetary damages, alleging that the defendants violated sections 11, 12 and 15 of the Securities Act of 1933 by making allegedly false statements regarding mortgage loans that served as collateral for securities purchased by plaintiff and the purported class members. On August 31, 2009, the Company filed a motion to dismiss the plaintiff’s claims. The Court has not ruled on this motion and discovery regarding the plaintiff’s claims has not commenced. The

Company cannot provide an estimate of the range of any loss. The Company believes it has meritorious defenses to the case and expects to defend the case vigorously.

On December 31, 2009, ITS Financial, LLC (“ITS”) filed a complaint against Advent and the Company alleging a breach of contract by Advent for a contract for services related to tax refund anticipation loans and early season loans. ITS does business as Instant Tax Service. The defendants moved the case to the United States District Court for the Southern District of Ohio. The complaint alleges that the Company worked in tandem and as one entity with Advent in all material respects. The complaint also alleges fraud in the inducement, tortious interference by the Company with the contract, breach of good faith and fair dealing, fraudulent and negligent misrepresentation, and liability of the Company by piercing the corporate veil and joint and several liability. The plaintiff references a $3.0 million loan made by the Company to plaintiff and seeks a judgment declaring that this loan be subject to an offset by the plaintiff’s damages. On September 13, 2010, the Court denied the Company’s motion to transfer the case to the United States District Court for the Western District of Missouri, and on September 29, 2010, the Company answered the complaint and made a counterclaim against the plaintiff for plaintiff’s failure to repay the loan. On February 21, 2011, the Company amended its counterclaim, asserting additional claims against the plaintiff. The Company cannot provide an estimate of the range of any loss. The Company believes that the defendants have meritorious defenses to this case and expects to vigorously defend the case and pursue its counterclaims.

On July 9, 2010 and on February 11, 2011, Cambridge Place Investment Management, Inc. filed complaints in the Suffolk, Massachusetts Superior Court against NMFC and numerous other entities seeking damages on account of losses associated with residential mortgage-backed securities purchased by plaintiff’s assignors. The complaints allege untrue statements and omissions of material facts relating to loan underwriting and credit enhancement. The complaints also allege a violation of Section 410 of the Massachusetts Uniform Securities Act (Chapter 110A of the Massachusetts General Laws). Defendants have removed the first case to the United States District Court for the District of Massachusetts, and plaintiff has filed a motion to remand the case back to state court. This litigation is in its early stage, and the Company cannot provide an estimate of the range of any loss. The Company believes that it has meritorious defenses to these claims and expects that the cases will be defended vigorously.

On or about July 16, 2010, NovaStar Mortgage, Inc. received a “Purchasers’ Notice of Election to Void Sale of Securities” regarding NovaStar Mortgage Funding Trust Series 2005-4 from the Federal Home Loan Bank of Chicago. The notice was allegedly addressed to several entities including NovaStar Mortgage, Inc. and NMFC. The notice alleges joint and several liability for a rescission of the purchase of a $15.0 million security pursuant to Illinois Securities Law, 815 ILCS section 5/13(A). The notice does not specify the factual basis for the claim, and no legal action to enforce the claim has been filed. The Company will assess its defense to the claim if and when the factual basis and additional information supporting the claim is provided.

Note 9.	Shareholders’ Equity

To preserve liquidity, the Company’s Board of Directors has suspended the payment of dividends on its Series C Preferred Stock and its Series D Preferred Stock. As a result, dividends continue to accrue on the Series C Preferred Stock and Series D Preferred Stock. Total accrued dividends payable related to the Series C Preferred Stock and Series D Preferred Stock were $50.9 million and $34.4 million as of December 31, 2010 and 2009, respectively. All accrued and unpaid dividends on the Company’s preferred stock must be paid prior to any payments of dividends or other distributions on the Company’s common stock. In addition, since dividends on the Series C Preferred Stock were in arrears for six or more quarterly periods (whether or not consecutive), the holders of the Series C Preferred Stock, voting as a single class, elected two additional directors to the Company’s Board of Directors, as described below. The Company does not expect to pay the dividends due to management’s intent to restructure its capital.

On March 17, 2009, the Company notified the holders of the Series C Preferred Stock that the Company would not make the dividend payment on the Series C Preferred Stock due on March 31, 2009. Because dividends on the Series C Preferred Stock are presently in arrears for six quarters, under the terms of the Articles Supplementary to the Company’s Charter that established the Series C Preferred Stock, the holders of the Series C Preferred Stock had the right, as of March 31, 2009, to elect two additional directors to the Company’s board of directors. At the Company’s Annual Meeting of Shareholders on June 25, 2009, the holders of the Series C Preferred Stock elected two additional directors of the Company to serve until such time that all dividends accumulated and due on the Series C Preferred Stock have been paid fully paid.

Dividends on the Series C Preferred Stock are payable in cash and accrue at a rate of 8.9% annually. Accrued and unpaid dividends payable related to the Series C Preferred Stock were approximately $21.6 million and $15.0 million as of December 31, 2010 and 2009, respectively.

Dividends on the Series D1 Preferred Stock are payable in cash and accrue at a rate of 13.0% per annum. In addition, holders of the Series D1 Preferred Stock are entitled to participate in any common stock dividends on an as converted basis. The Company’s board of directors has suspended the payment of dividends on the Company’s Series D1 Preferred Stock. As a result, dividends continue to accrue on the Series D1 Preferred Stock, and the dividend rate on the Series D1 Preferred Stock increased from 9.0% to 13.0%, compounded quarterly, effective October 16, 2007 with respect to all unpaid dividends and subsequently accruing dividends. Accrued and unpaid dividends payable related to the Series D1 Preferred Stock were approximately $29.3 million and $19.4 million as of December 31, 2010 and 2009, respectively.

The Series D1 Preferred Stock is convertible into the Company’s 9.0% Series D2 Mandatory Convertible Preferred Stock having a par value of $0.01 per share and an initial liquidation preference of $25.00 per share (“Series D2 Preferred Stock”) upon the later of (a) July 16, 2009, or (b) the date on which the shareholders of the Company approve certain anti-dilution protection for the Series D1 Preferred Stock and Series D2 Preferred Stock that, upon such shareholder approval, would apply in the event the Company issues additional common stock for a price below the price at which the Series D1 Preferred Stock (or the Series D2 Preferred Stock into which the Series D1 Preferred Stock has been converted, if any) may be converted into common stock. The rights, powers and privileges of the Series D2 Preferred Stock are substantially similar to those of the Series D1 Preferred Stock, except that accrued and unpaid dividends on the Series D2 Preferred Stock can be added to the common stock conversion and liquidation value of the Series D2 Preferred Stock in lieu of cash payment, and the dividend rate on the Series D2 Preferred Stock is fixed in all circumstances at 9.0%.

The Series D1 Preferred Stock (or the Series D2 Preferred Stock into which the Series D1 Preferred stock has been converted, if any) is convertible into the Company’s common stock at any time at the option of the holders. The Series D1 Preferred Stock (or the Series D2 Preferred Stock into which the Series D1 Preferred stock has been converted, if any) is currently convertible into 1,875,000 shares of common stock based upon an initial conversion price of $28.00 per share, subject to adjustment as provided above or certain other extraordinary events. On July 16, 2016, the Series D1 Preferred Stock (or the Series D2 Preferred Stock into which the Series D1 Preferred stock has been converted, if any) will automatically convert into shares of common stock.

During the years ended December 31, 2010 and 2009, there were no shares of common stock issued under the Company’s stock-based compensation plan.

The Company’s Board of Directors has approved the repurchase of up to $9 million of the Company’s common stock. No shares were repurchased during 2010 and 2009. The Company has repurchased $8.0 million prior to 2009, leaving approximately $1.0 million of shares that may yet be purchased under the repurchase plan. Under Maryland law, shares repurchased under the repurchase plan are to be returned to the Company’s authorized but unissued shares of common stock. Common stock purchased under the repurchase plan is charged against additional paid-in capital.

Note 10.	Comprehensive Income

Comprehensive income includes revenues, expenses, gains and losses that are not included in net income. The following is a roll-forward of accumulated other comprehensive income for the years ended December 31, 2010 and 2009 (dollars in thousands):

	For the Year Ended December 31,
	2010	2009

Net income (loss)	$985,654	$(183,156)
Other comprehensive (loss) income:
Change in unrealized loss on mortgage securities — available-for-sale	(700)	(5,106)
Change in unrealized gain (loss) on derivative instruments used in cash flow hedges	—	8
Impairment on mortgage securities — available-for-sale reclassified to earnings	—	1,198
Net settlements of derivative instruments used in cash flow hedges reclassified to earnings	—	85

Other comprehensive loss	(700)	(3,815)

Total comprehensive income (loss)	984,954	(186,971)

Comprehensive loss attributable to noncontrolling interests	1,048	2,054

Total comprehensive income (loss) attributable to NovaStar Financial, Inc.	$983,906	$(184,917)

Accumulated other comprehensive income was comprised of unrealized gains relating to the mortgage securities — available-for-sale as of December 31, 2010 and 2009.

Note 11.	Fair Value Accounting

For financial reporting purposes, the Company follows a fair value hierarchy that is used to measure the fair value of assets and liabilities. This hierarchy prioritizes relevant market inputs in order to determine an “exit price” or the price at which an asset could be sold or a liability could be transferred in an orderly process that is not a forced liquidation or distressed sale at the date of measurement.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical instruments in active markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Instruments whose significant value drivers are unobservable.

The Company determines fair value based upon quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. The methods the Company uses to determine fair value on an instrument-specific basis are detailed in the section titled “Valuation Methods,” below.

The following tables present for each of the fair value hierarchy levels, the Company’s assets and liabilities related to continuing operations which are measured at fair value on a recurring basis as of December 31, 2010 and 2009 (dollars in thousands):

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in	Other	Significant
	Fair Value at	Active Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
Description	2010	(Level 1)	(Level 2)	(Level 3)

Assets
Mortgage securities — trading	$1,198	$—	$—	$1,198
Mortgage securities — available-for-sale	4,580	—	—	4,580

Total Assets	$5,778	$—	$—	$5,778

Liabilities
Asset-backed bonds secured by mortgage securities	$1,198	$—	$—	$1,198
Contingent consideration(A)	450			450

Total Liabilities	$1,648	$—	$—	$1,648

(A)	The contingent consideration represents the estimated fair value of the additional potential earn-out opportunity payable in connection with our acquisition of Corvisa that is contingent based upon certain future earnings targets. The company estimated the fair value using projected revenue over the earn-out period, and applied a discount rate to the projected earn-out payments that approximated the weighted average cost of capital.

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in	Other	Significant
	Fair Value at	Active Markets for	Observable	Unobservable
	December 31,	Identical Assets	Inputs	Inputs
Description	2009	(Level 1)	(Level 2)	(Level 3)

Assets
Mortgage securities — trading	$1,087	$—	$—	$1,087
Mortgage securities — available-for-sale	6,903	—	—	6,903

Total Assets	$7,990	$—	$—	$7,990

Liabilities
Asset-backed bonds secured by mortgage securities	$968	$—	$—	$968
Derivative instruments, net	157	—	157	—

Total Liabilities	$1,125	$—	$157	$968

The following tables provide a reconciliation of the beginning and ending balances for the Company’s mortgage securities — trading which are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) from December 31, 2009 to December 31, 2010 (dollars in thousands):

			Estimated
			Fair Value of
			Mortgage
	Cost Basis	Unrealized Loss	Securities

As of December 31, 2009	$104,013	$(102,926)	$1,087
Increases (decreases) to mortgage securities — trading:
Accretion of income	1,766	—	1,766
Proceeds from paydowns of securities	(1,497)	—	(1,497)
Other than temporary impairments	(30,382)	30,382	—
Mark-to-market value adjustment	—	(158)	(158)

Net increase (decrease) to mortgage securities	(30,113)	30,224	111

As of December 31, 2010	$73,900	(72,702)	1,198

			Estimated
			Fair Value of
			Mortgage
	Cost Basis	Unrealized Loss	Securities

As of December 31, 2008	$433,968	$(426,883)	$7,085
Increases (decreases) to mortgage securities — trading:
Accretion of income	10,713	—	10,713
Proceeds from paydowns of securities	(4,885)	—	(4,885)
Other than temporary impairments	(335,783)	335,783	—
Mark-to-market value adjustment	—	(11,826)	(11,826)

Net increase (decrease) to mortgage securities	(329,955)	323,957	(5,998)

As of December 31, 2009	$104,013	$(102,926)	$1,087

The following tables provide a reconciliation of the beginning and ending balances for the Company’s mortgage securities — available-for-sale which are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) from December 31, 2009 to December 31, 2010 and December 31, 2008 to December 31, 2009 (dollars in thousands):

			Estimated
			Fair Value of
			Mortgage
	Cost Basis	Unrealized Gain	Securities

As of December 31, 2009	$1,794	$5,109	$6,903
Increases (decreases) to mortgage securities:
Accretion of income(A)	2,235	—	2,235
Proceeds from paydowns of securities(A)(B)	(3,858)	—	(3,858)
Other	(2)	2	—
Mark-to-market value adjustment		(700)	(700)

Net decrease to mortgage securities	(1,625)	(698)	(2,323)

As of December 31, 2010	$169	4,411	4,580

(A)	Cash received on mortgage securities with no cost basis was $7.5 million for the year ended December 31, 2010.

(B)	For mortgage securities with a remaining cost basis, the Company reduces the cost basis by the amount of cash that is contractually due from the securitization trusts. In contrast, for mortgage securities in which the cost basis has previously reached zero, the Company records in interest income the amount of cash that is contractually due from the securitization trusts. In both cases, there are instances where the Company may not receive a portion of this cash until after the consolidated balance sheets reporting date. Therefore, these amounts are recorded as receivables from the securitization trusts, which are included in the other assets line on the Company’s consolidated balance sheets. As of December 31, 2010, the Company had no receivables from securitization trusts related to mortgage securities available-for-sale with a remaining or zero cost basis.

			Estimated
			Fair Value of
			Mortgage
	Cost Basis	Unrealized Gain	Securities

As of December 31, 2008	$3,771	$9,017	$12,788
Increases (decreases) to mortgage securities:
Accretion of income(A)	12,815	—	12,815
Proceeds from paydowns of securities(A)(B)	(13,594)	—	(13,594)
Impairment on mortgage securities — available-for-sale	(1,198)	—	(1,198)
Mark-to-market value adjustment	—	(3,908)	(3,908)

Net decrease to mortgage securities	(1,977)	(3,908)	(5,885)

As of December 31, 2009	$1,794	$5,109	$6,903

(A)	Cash received on mortgage securities with no cost basis was $1.9 million for the year ended December 31, 2009.

(B)	For mortgage securities with a remaining cost basis, the Company reduces the cost basis by the amount of cash that is contractually due from the securitization trusts. In contrast, for mortgage securities in which the cost basis has previously reached zero, the Company records in interest income the amount of cash that is contractually due from the securitization trusts. In both cases, there are instances where the Company may not receive a portion of this cash until after the consolidated balance sheets reporting date. Therefore, these amounts are recorded as receivables from the securitization trusts, which are included in the other assets line on the Company’s consolidated balance sheets. As of December 31, 2009, the Company had receivables from securitization trusts of $12.5 million, related to mortgage securities available-for-sale with a remaining cost basis. At December 31, 2009, there were no receivables from securitization trusts related to mortgage securities with a zero cost basis.

The following table provides quantitative disclosures about the fair value measurements for the Company’s assets which are measured at fair value on a nonrecurring basis as of December 31, 2009 (dollars in thousands):

Fair Value Measurements at Reporting Date Using
Quoted Prices in
		Active Markets for	Significant Other	Significant
	Real Estate	Identical Assets	Observable	Unobservable Inputs
Fair Value at	Owned(A)	(Level 1)	Inputs (Level 2)	(Level 3)

December 31, 2009	64,179	$—	$—	$64,179

(A)	The Company did not hold any Real Estate Owned as of December 31, 2010.

At the time a mortgage loan held-in-portfolio becomes real estate owned, the Company records the property at the lower of its carrying amount or fair value. Upon foreclosure and through liquidation, the Company evaluates the property’s fair value as compared to its carrying amount and records a valuation adjustment when the carrying amount exceeds fair value. Any valuation adjustments at the time the loan becomes real estate owned is charged to the allowance for credit losses.

The following table provides a summary of the impact to earnings from the Company’s assets and liabilities which are measured at fair value on a recurring and nonrecurring basis (dollars in thousands):

	Fair Value	Fair Value Adjustments for the
	Measurement	Year Ended December 31,		Statement of Operation
Asset or Liability Measured at Fair Value	Frequency	2010	2009	Line Item Impacted

Mortgage securities — trading	Recurring	$(158)	$(11,826)	Other expense
Mortgage securities — available-for-sale	Recurring	—	(1,198)	Other expense
Real estate owned	Nonrecurring	(178)	(9,164)	Provision for credit losses
Derivative instruments, net	Recurring	157	(7,361)	Other expense
Asset-backed bonds secured by mortgage securities	Recurring	1,226	5,083	Other expense

Total fair value losses		$1,047	$(24,466)

Valuation Methods

Mortgage securities — trading.  Trading securities are recorded at fair value with gains and losses, realized and unrealized, included in earnings. The Company uses the specific identification method in computing realized gains or losses.

Upon the closing of its NMFT Series 2007-2 securitization, the Company classified the residual security it retained as trading. The Company also classified the NHEL 2006-1, NHEL 2006-MTA1 and NHEL 2007-1 residual securities as trading upon the derecognition of these securitization trusts. The Company estimates fair value based on the present value of expected future cash flows using management’s best estimates of credit losses, prepayment rates, forward yield curves, and discount rates, commensurate with the risks involved. Due to the unobservable inputs used by the Company in determining the expected future cash flows, the Company determined its valuation methodology for residual securities would qualify as Level 3. See “Mortgage securities — available-for-sale” for further discussion of the Company’s valuation policies relating to residual securities.

Mortgage securities — available-for-sale.  Mortgage securities — available-for-sale represent residual securities the Company retained in securitization and resecuritization transactions. Mortgage securities classified as available-for-sale are reported at their estimated fair value with unrealized gains and losses reported in accumulated other comprehensive income. To the extent that the cost basis of mortgage securities exceeds the fair value and the unrealized loss is considered to be other than temporary, an impairment charge is recognized and the amount recorded in accumulated other comprehensive income or loss is reclassified to earnings as a realized loss. The specific identification method is used in computing realized gains or losses. The Company uses the discount rate methodology for determining the fair value of its residual securities. The fair value of the residual securities is estimated based on the present value of future expected cash flows to be received. Management’s best estimate of key assumptions, including credit losses, prepayment speeds, the market discount rates and forward yield curves commensurate with the risks involved, are used in estimating future cash flows.

Derivative instruments.  The fair value of derivative instruments is estimated by discounting the projected future cash flows using appropriate market rates.

Asset-backed bonds secured by mortgage securities. See discussion under “Fair Value Option for Financial Assets and Financial Liabilities.”

Real estate owned.  Real estate owned is carried at the lower of cost or fair value less estimated selling costs. The Company estimates fair value at the asset’s liquidation value less selling costs using management’s assumptions which are based on historical loss severities for similar assets.

Fair Value Option for Financial Assets and Financial Liabilities

Under the fair value option guidance, the Company may elect to report most financial instruments and certain other items at fair value on an instrument-by-instrument basis with changes in fair value reported in earnings. After the initial adoption, the election is made at the acquisition of an eligible financial asset, financial liability, or firm commitment or when certain specified reconsideration events occur. The fair value election may not be revoked once an election is made.

The Company elected the fair value option for the asset-backed bonds issued from the CDO, which the Company closed in the first quarter of 2007. The Company elected the fair value option for these liabilities to help reduce earnings volatility which otherwise would arise if the accounting method for this debt was not matched with the fair value accounting for the related mortgage securities — trading. The asset-backed bonds which are being carried at fair value are included in the “Other current liabilities” line item on the consolidated balance sheets. The change in the asset-backed bonds balance is due to the fair value adjustments since adoption of the guidance. The Company has not elected fair value accounting for any other consolidated balance sheets items as allowed by the guidance from Fair Value Option for Financial Assets and Financial Liabilities.

The following table shows the difference between the unpaid principal balance and the fair value of the asset-backed bonds secured by mortgage securities for which the Company has elected fair value accounting as of December 31, 2010 and December 31, 2009 (dollars in thousands):

	Unpaid Principal	Year to Date Gain
Unpaid Principal Balance as of	Balance	Recognized	Fair Value

December 31, 2010	$324,662	$1,226	$1,198
December 31, 2009	323,999	5,083	968

Substantially all of the change in fair value of the asset-backed bonds during the year ended December 31, 2010 is considered to be related to specific credit risk as all of the bonds are floating rate.

Note 12.	Property and Equipment, Net

	December 31,
	2010	2009

Furniture, fixtures and office equipment	$803	$709
Hardware and computer equipment	2,148	1,773
Software	5,794	2,301
Leasehold improvements	258	258

	9,003	5,041
Less: Accumulated depreciation and amortization	(4,182)	(3,238)

	$4,821	$1,803

All of the Company’s property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets. The estimated useful lives of the assets are leasehold improvements, lesser of 5 years or remaining lease term, furniture and fixtures, 5 years, office and computer equipment, 3 to 5 years and software, 3 years.

Maintenance and repairs are charged to expense. Major renewals and improvements are capitalized. Gains and losses on dispositions are credited or charged to earnings as incurred. Depreciation and amortization expense relating to property and equipment was $0.9 million for each of the years ended December 31, 2010 and 2009, respectively.

Note 13.	Goodwill

As of December 31, 2010, goodwill totaled $3.2 million and was included in the Appraisal management reporting unit. There was no goodwill as of December 31, 2009.

Goodwill activity is as follows for the year ended December 31, 2010 and 2009, respectively (dollars in thousands):

	For the Years Ended
	December 31,
	2010	2009

Balance, beginning of period	$—	$—
Advent acquisition	—	1,190
StreetLinks contingent consideration payment(A)	3,170	—
Impairments	—	(1,190)

Balance, end of period	$3,170	$—

(A)	There are no remaining contingent consideration payments that could be required for the StreetLinks acquisition.

During the year ended December 31, 2010, payments of approximately $3.2 million were made to the former majority owners of StreetLinks upon certain earnings targets being achieved. In accordance with the Business Combinations guidance that was utilized by the Company at the time of acquisition during August 2008, any contingent payments made in excess of amounts assigned to assets acquired and liabilities recognized should be recorded as goodwill. As all consideration paid had previously been assigned to the assets acquired and liabilities assumed, the $3.2 million was recorded as goodwill during the year ended December 31, 2010. For tax purposes, the goodwill is included in the Company’s basis in its investment in StreetLinks as it is a limited liability company; therefore it will be non-deductible for tax purposes as long as the Company holds its investment in StreetLinks.

Note 14.	Segment Reporting

The Company reviews, manages and operates its business in three segments: securitization trusts, corporate and appraisal management. Securitization trusts’ operating results are driven from the income generated on the on-balance sheet securitizations less associated costs. Corporate operating results include income generated from mortgage securities retained from securitizations, corporate general and administrative expenses and Advent as it did not have significant operations in the periods. Appraisal management operations include the appraisal fee income and related expenses from the Company’s majority-owned subsidiaries StreetLinks and Corvisa.

The following is a summary of the operating results of the Company’s segments for the years ended December 31, 2010 and 2009 (dollars in thousands):

For the Year ended December 31, 2010

	Securitization		Appraisal
	Trusts	Corporate	Management		Eliminations	Total

Income and Revenues:
Service fee income	$—	$—	$75,168		$—	$75,168
Interest income — mortgage loans	10,681	—	—		167	10,848
Interest income — mortgage securities	1,688	9,816	—		—	11,504

Total	12,369	9,816	75,168		167	97,520
Costs and Expenses:
Cost of services	—	—	66,475		—	66,475
Interest expense — asset-backed bonds	1,416	—	—		—	1,416
Provision for credit losses	17,433	—	—		—	17,433
Servicing fees	731	—	—		—	731
Premiums for mortgage loan insurance	308	—	—		—	308
Selling, general and administrative expense	40	14,334	4,940		—	19,314
Gain on disposition of mortgage loans	(993,131)	—	—		—	(993,131)
Other expenses (income)	3,288	(3,249)	(65)		416	390

Total	(969,915)	11,085	71,350		416	(887,064)
Other income	—	772	15		—	787
Interest expense on trust preferred securities	—	(1,073)	—		—	(1,073)

Income (loss) before income tax expense	982,284	(1,570)	3,833		(249)	984,298
Income tax expense	—	(1,356)	—		—	(1,356)

Net income (loss)	982,284	(214)	3,833		(249)	985,654
Less: Net (loss) income attributable to noncontrolling interests	—	(1,369)	321		—	(1,048)

Net income (loss) attributable to NFI	$982,284	$1,155	$3,512		$(249)	$986,702

Depreciation and amortization expense(A)	$—	$268	$669		$—	$937

December 31, 2010:
Total assets	$1,497	$30,144	$13,781	(B)	$(7,561)	$37,861

Additions to long-lived assets	$—	$278	$6,854	(B)	$—	$7,132

(A)	Amounts are included in the cost of services and selling, general and administrative expense line item of the consolidated statements of operations.

(B)	Includes goodwill of $3.2 million.

For the Year Ended December 31, 2009

	Securitization		Appraisal
	Trusts	Corporate	Management	Eliminations	Total

Income and Revenues:
Service fee income	$—	$—	$31,106	$—	$31,106
Interest income — mortgage loans	130,017	—	—	1,284	131,301
Interest income — mortgage securities	7,234	16,940	—	(2,518)	21,656

Total	137,251	16,940	31,106	(1,234)	184,063
Costs and Expenses:
Cost of services	—	—	32,221	—	32,221
Interest expense — asset-backed bonds	21,290	—	—	—	21,290
Provision for credit losses	260,860	—	—	—	260,860
Servicing fees	10,639	—	—	—	10,639
Premiums for mortgage loan insurance	6,041	137	—	—	6,178
Selling, general and administrative expense	238	18,702	1,837	—	20,777
Other expenses	1,600	11,749	46	510	13,905

Total	300,668	30,588	34,104	510	365,870
Other income	117	770	—	—	887
Interest expense on trust preferred securities	—	(1,128)	—	—	(1,128)

Loss before income tax expense	(163,300)	(14,006)	(2,998)	(1,744)	(182,048)
Income tax expense	—	1,108	—	—	1,108

Net loss	(163,300)	(15,114)	(2,998)	(1,744)	(183,156)
Less: Net loss attributable to noncontrolling interests	—	(1,225)	(829)	—	(2,054)

Net loss attributable to NFI	$(163,300)	$(13,889)	$(2,169)	$(1,744)	$(181,102)

Depreciation and amortization expense(A)	$—	$438	$431	$—	$869

December 31, 2009:
Total assets	$1,437,059	$26,706	$4,164	$(8,438)	$1,459,491

Additions to long-lived assets	$—	$654	$774	$—	$1,428

(A)	Amounts are included in the cost of services and selling, general and administrative expense line item of the consolidated statements of operations.

Revenues from one customer of the appraisal management segment, approximately $10.6 million, were in excess of 10% of total consolidated revenues for the year ended December 31, 2010. There were no customers with revenues in excess of 10% during the year ended December 31, 2009.

Note 15.	Earnings Per Share

The following table presents computations of basic and diluted earnings per share for the years ended December 31, 2010 and 2009 as follows (dollars in thousands, except per share amounts):

As a result of the convertible participating preferred stock being considered participating securities, earnings per share is calculated under the two-class method, which is discussed in the Earnings per Share accounting guidance. In determining the number of diluted shares outstanding, the guidance requires disclosure of the more dilutive earnings per share result between the if-converted method calculation and the two-class method calculation. For the year ended December 31, 2010, the two-class method calculation was more dilutive; therefore, earnings per share is presented following the two-class method which includes convertible participating preferred stock assumed to be converted to 1,875,000 shares of common stock that share in distributions with common shareholders on a 1:1 basis. For the year ended December 31, 2009, as the convertible participating preferred stockholders do not have an obligation to participate in losses, no allocation of undistributed losses was necessary.

	For the Year Ended December 31,
	2010	2009

Numerator:
Net income (loss)	$985,654	$(183,156)
Less loss attributable to noncontrolling interests	(1,048)	(2,054)
Dividends on preferred shares	(16,499)	(15,312)
Allocation of undistributed income to convertible participating preferred stock	(162,246)	—

Income (loss) available to common shareholders	$807,957	$(196,414)

Denominator:
Weighted average common shares outstanding — basic and diluted	9,337,207	9,368,053

Basic earnings per share:
Net income (loss)	$105.56	$(19.55)
Less loss attributable to noncontrolling interests	(0.11)	(0.22)
Dividends on preferred shares	(1.77)	(1.64)
Allocation of undistributed income to convertible participating preferred stock	(17.37)	—

Net income (loss) available to common shareholders	$86.53	$(20.97)

Diluted earnings per share:
Net income (loss)	$105.56	$(19.55)
Less loss attributable to noncontrolling interests	(0.11)	(0.22)
Dividends on preferred shares	(1.77)	(1.64)
Allocation of undistributed income to convertible participating preferred stock	(17.37)	—

Net income (loss) available to common shareholders	$86.53	$(20.97)

The following table presents stock options to purchase shares of common stock that were outstanding during each period presented, but were not included in the computation of diluted earnings per share because the effect would be antidilutive (in thousands, except exercise prices):

	For the Year Ended
	December 31,
	2010	2009

Number of stock options (in thousands)	282	114
Weighted average exercise price of stock options	$21.91	$52.98

Note 16.	Income Taxes

The components of income tax expense (benefit) for the years ended December 31, 2010 and 2009 were as follows (dollars in thousands):

	For the Year Ended December 31,
	2010	2009

Current:
Federal	$(1,038)	$1,192
State and local	(318)	(84)

Total current	(1,356)	1,108
Total income tax (benefit) expense	$(1,356)	$1,108

A reconciliation of the expected federal income tax expense (benefit) using the federal statutory tax rate of 35% to the Company’s actual income tax expense (benefit) and resulting effective tax rate from continuing operations for the years ended December 31, 2010 and 2009 were as follows (dollars in thousands):

	For the Year Ended December 31,
	2010	2009

Income tax at statutory rate	$344,871	$(62,998)
State income taxes, net of federal tax benefit	14,734	(3,201)
Valuation allowance	(382,565)	72,119
Interest and penalties	(89)	(218)
Change in state tax rate	10,583	(7,768)
Adjustment to net operating loss	4,271	2,079
Derecognition of securitization trust	8,409	—
Other	(1,570)	1,095

Total income tax (benefit) expense	$(1,356)	$1,108

The 2010 income tax benefit shown above does not reflect the ($2.0 million) income tax benefit recorded as part of the “Gain on Deconsolidation of Securitization Trusts.” The gain relates to the removal of the income tax payable and uncertain tax position related to the securitization trusts that were derecognized during the year.

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2010 and 2009 were as follows (dollars in thousands):

	December 31,	December 31,
	2010	2009

Deferred tax assets:
Basis difference — investments	$162,675	$389,027
Federal net operating loss carryforwards	113,527	163,280
Allowance for loan losses	440	93,715
State net operating loss carryforwards	15,055	18,719
Excess inclusion income	—	2,291
Other	3,048	9,801

Gross deferred tax asset	294,745	676,833
Valuation allowance	(292,528)	(674,823)

Deferred tax asset	2,217	2,010

Deferred tax liabilities:
Other	2,217	2,010

Deferred tax liability	2,217	2,010

Net deferred tax asset	$—	$—

Based on the evidence available as of December 31, 2010, the Company believes that it is more likely than not that the Company will not realize its deferred tax assets. Based on this conclusion, the Company recorded a valuation allowance of $292.5 million for deferred tax assets as of December 31, 2010 compared to $674.8 million as of December 31, 2009. This large decrease was mainly attributable to the derecognition of securitization trusts during the year ended December 31, 2010.

As of December 31, 2010, the Company had a federal net operating loss of approximately $324.4 million. The federal net operating loss may be carried forward to offset future taxable income, subject to applicable provisions of the Code, including substantial limitations in the event of an “ownership change” as defined in Section 382 of the Code. If not used, this net operating loss will expire in years 2025 through 2030. The Company has state net operating loss carryovers arising from both combined and separate filings from as early as 2004. The state net operating loss carryovers may expire as early as 2011 and as late as 2030.

The activity in the accrued liability for unrecognized tax benefits for the years ended December 31, 2010 and 2009 was as follows (dollars in thousands):

	2010	2009

Beginning balance	$906	$480
Gross decreases — tax positions in prior period	—	—
Gross increases — tax positions in current period	470	674
Lapse of statute of limitations	(143)	(248)
Other	(267)	—

Ending balance	$966	$906

As of December 31, 2010 and 2009, the total gross amount of unrecognized tax benefits was $1.0 million and $0.9 million, respectively, which also represents the total amount of unrecognized tax benefits that would impact the effective tax rate. The Company anticipates a reduction of unrecognized tax benefits in the amount of $0.1 million due to the lapse of statute of limitations in the next twelve months. The Company does not expect any other significant change in the liability for unrecognized tax benefits in the next twelve months.

It is the Company’s policy to recognize interest and penalties related to income tax matters in income tax expense. Interest and penalties recorded in income tax expense was $0.1 million and $0.2 million for the years ended December 31, 2010 and 2009, respectively. Accrued interest and penalties were $0.1 million and $1.9 million as of December 31, 2010 and 2009, respectively.

The Company and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state and local jurisdictions. Tax years 2006 to 2010 remain open to examination for U.S. federal income tax. Tax years 2005 to 2010 remain open for major state tax jurisdictions.

Management believes it has adequately provided for potential tax liabilities that may be assessed for years in which the statute of limitations remains open. However, if there were an assessment of any material liability, it may adversely affect the Company’s financial condition and liquidity.

Note 17.	Employee Benefit Plans

Eligible employees may save for retirement through pretax contributions in defined contribution plans offered by the Company. Employees of the Company may contribute up to the statutory limit. The Company may elect to match a certain percentage of participants’ contributions. No contributions were made to the plans for the year ended December 31, 2010. There were $0.1 million in contributions made to the plans for the year ended December 31, 2009. The Company may also elect to make a discretionary contribution, which is allocated to participants based on each participant’s compensation. There were no contributions made to the plans during the year ended December 31, 2010. For 2009, $0.4 million was contributed to the plan’s participants, all of which came from the plan’s forfeitures account.

The Company maintains a stock compensation plan. As a result of the differential between the exercise price and the current market price of the options outstanding, it is not likely that the stock compensation plan will have a significant impact on the Company’s financial statements and, accordingly, additional information relative to the number of options and related expenses is not included herein.

Note 18.	Fair Value of Financial Instruments

The following disclosure of the estimated fair value of financial instruments presents amounts that have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized in a current market exchange. The use of different market assumptions or estimation methodologies could have a material impact on the estimated fair value amounts.

The estimated fair values of the Company’s financial instruments are as follows as of December 31, 2010 and 2009 (dollars in thousands):

	2010		2009
	Carrying Value	Fair Value	Carrying Value	Fair Value

Financial assets:
Cash and cash equivalents	$12,582	$12,582	$7,104	$7,104
Restricted cash	1,413	1,341	5,342	5,206
Mortgage loans — held-in-portfolio	—	—	1,289,474	1,160,527
Mortgage securities — trading	1,198	1,198	1,087	1,087
Mortgage securities — available-for-sale	4,580	4,580	6,903	6,903
Notes receivable	3,965	3,965	4,920	4,920
Accrued interest receivable	—	—	74,025	74,025
Financial liabilities:
Borrowings:
Asset-backed bonds secured by mortgage loans	—	—	2,270,602	1,297,980
Asset-backed bonds secured by mortgage securities	1,198	1,198	968	968
Junior subordinated debentures	78,086	17,988	77,815	6,225
Accrued interest payable	345	345	751	751
Derivative instruments:	—	—	(157)	(157)

Cash and cash equivalents — The fair value of cash and cash equivalents approximates its carrying value.

Restricted Cash — The fair value of restricted cash was estimated by discounting estimated future release of the cash from restriction.

Mortgage loans — held-in-portfolio — The fair value of mortgage loans — held-in-portfolio was estimated using the carrying value less a market discount. The internal rate of return is less than what an outside investor would require due to the embedded credit risk, therefore a market discount is required to get to the fair value. The fair value of mortgage loans — held-in-portfolio approximated its carrying value at December 31, 2009.

Mortgage securities — trading — See Note 11 to the consolidated financial statements for fair value method utilized.

Mortgage securities — available-for-sale — See Note 11 to the consolidated financial statements for fair value method utilized.

Notes receivable — The fair value of notes receivable approximates its carrying value.

Accrued interest receivable — The fair value of accrued interest receivable approximates its carrying value.

Asset-backed bonds secured by mortgage loans — The fair value of asset-backed bonds secured by mortgage loans and the related accrued interest payable was estimated using the fair value of mortgage loans — held-in-portfolio as the trusts have no recourse to the Company’s other, unsecuritized assets.

Asset-backed bonds secured by mortgage securities  — The fair value of asset-backed bonds secured by mortgage securities and the related accrued interest payable is approximated using quoted market prices.

Junior subordinated debentures — As of December 31, 2010, the fair value of junior subordinated debentures is estimated by discounting future projected cash flows using a discount rate commensurate with the risks involved. As of December 31, 2009, the fair value of junior subordinated debentures is estimated using the price from the repurchase transaction that the Company completed during 2008.

Accrued interest payable — The fair value of accrued interest payable approximates its carrying value.

Derivative instruments — The fair value of derivative instruments is estimated by discounting the projected future cash flows using appropriate rates.

Note 19.	Subsequent Events

Refinancing of Trust Preferred Securities

In an effort to improve the Company’s liquidity position, on March 22, 2011, the Company entered into agreements that cancel the existing $78,125,000 aggregate principal amount of Trust Preferred Securities (“TruPS”) issued in 2009 by certain statutory trusts formed by a wholly-owned subsidiary, NovaStar Mortgage, Inc. (“NMI”). NMI issued unsecured junior subordinated notes (“Junior Subordinated Notes”), to support the payment obligations under the TruPS. The Junior Subordinated Notes were guaranteed by the Company. As a result of the transaction, the Junior Subordinated Notes were cancelled. In place of the TruPS and associated Junior Subordinated Notes, the Company issued to the holders of the TruPS unsecured senior notes pursuant to three indentures (collectively, the “Senior Notes”). The aggregate principal amount of the Senior Notes is $85,937,500, which is a 10% increase in principal over the liquidation value of the TruPS. The new Senior Notes will accrue interest at a rate of 1% until the earlier to occur of (a) a completed equity offering by the Company or its subsidiaries that results in proceeds of $40 million or more or (b) January 1, 2016. Thereafter, the Senior Notes will accrue interest at a rate of three-month LIBOR plus 3.5% (the “Full Rate”). The Senior Notes mature on March 30, 2033.

The indentures governing the Senior Notes contain negative covenants that, among other things, restrict the Company’s use of cash (including cash payments for distributions to shareholders). At any time that the Senior Notes accrue interest at the Full Rate, and the Company satisfies certain financial covenants, certain negative covenants and restrictions on cash will not apply.

Proposed Recapitalization of Preferred Stock

As described in the Company’s Form S-4 Registration Statement, as amended (Registration No. 333-171115), filed with the SEC (the “Form S-4”), the Company is proposing to recapitalize the outstanding shares of its Series C Preferred Stock and its Series D1 Preferred Stock. The Series C Preferred Stock is publicly held, and the Series D Preferred Stock is privately held.

Upon the terms and subject to the conditions set forth in the Form S-4, the Company is proposing to exchange, for each outstanding share of Series C Preferred Stock, at the election of the holder, either:

3 shares of newly-issued Common Stock of the Company, and $2.00 in cash; or

19 shares of newly-issued Common Stock (the “Series C Offer”).

The elections made by the holders of the Series C Preferred Stock will be subject to allocation and proration procedures intended to ensure that, in the aggregate, 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) will be issued to the holders of the Series C Preferred Stock. The proposed Series C Offer will not be made unless and until the Form S-4 is declared effective by the SEC and it is subject to other closing conditions, such as the acceptance of the Series C Offer by at least two-thirds of the outstanding shares of Series C Preferred Stock and the requisite affirmative vote of shareholders in support of certain aspects of the recapitalization.

The proposed Series C Offer is part of a larger recapitalization of the Company, whereby the holders of the Company’s Series D1 Preferred Stock have agreed to exchange their stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash (the “Series D Exchange”). The closing of the

Series D Exchange is contingent upon the closing of the Series C Offer by not later than June 30, 2011 and the satisfaction of other conditions.

As of March 18, 2011, the Series C Preferred Stock had an aggregate liquidation preference of $74.8 million and accrued and unpaid dividends of $23.0 million, and the Series D1 Preferred Stock had an aggregate liquidation preference of $52.5 million and accrued and unpaid dividends of $31.5 million. The proposed recapitalization, if effected, would eliminate the Series C Preferred Stock and Series D Preferred Stock and their associated liquidation preferences and dividends.

There are multiple conditions to the closing of the Series C Offer and the Series D Exchange that are beyond our control, and we cannot provide you any assurance that these conditions will be satisfied or that the Series C Offer and the Series D Exchange will close.

APPENDIX A

NOVASTAR FINANCIAL, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  NovaStar Financial, Inc., a Maryland corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is:

NovaStar Financial, Inc.

ARTICLE II

PURPOSES

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in the Charter, for which corporations may be incorporated under the MGCL.

ARTICLE III

PRINCIPAL OFFICE

The present address of the principal office of the Corporation in this State is:

The Corporation Trust Incorporated
32 South Street
Baltimore, Maryland 21202

ARTICLE IV

RESIDENT AGENT

The name and address of the resident agent of the Corporation are:

The Corporation Trust Incorporated
32 South Street
Baltimore, Maryland 21202

Said resident agent is a Maryland corporation.

ARTICLE V

CAPITAL STOCK

A. The total number of shares of Capital Stock of all classes which the Corporation has authority to issue is 120,000,000 shares of Capital Stock, par value $0.01 per share, amounting in aggregate par value to $1,200,000. All of such shares are initially classified as “Common Stock.” The Board of Directors may classify and reclassify any unissued shares of Capital Stock, whether now or hereafter authorized, by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of Capital Stock. All persons who acquire shares of Capital Stock or securities exercisable for or convertible into shares of Capital Stock shall acquire such shares subject to the provisions of the Charter (including Article X) and Bylaws of the Corporation. Immediately upon the effectiveness of these Articles of Amended and Restatement (the “Effective Time”), and without any further action on the part of the Corporation or its stockholders, each share of 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Series C Preferred Stock”) shall be converted into the right to receive $     and           shares of Common Stock, which cash and Common Stock will be paid as soon as reasonably practical after, but no sooner than 11 business days after and no later than 180 calendar days after, the Series C Preferred Stock is converted into the aforementioned right.

Each share of Common Stock issued to the prior holders of the Series C Preferred Stock is fully paid and nonassessable.

B. The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the Corporation:

(1) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of Capital Stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

(2) Subject to the provisions of law and any preferences of any class of Capital Stock hereafter classified or reclassified, dividends, including dividends payable in shares of the Corporation’s Capital Stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

(3) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Capital Stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of Capital Stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

C. Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of Capital Stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such Capital Stock into a class or classes of preferred stock, preference stock, special stock, or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

(1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized Capital Stock and be subject to classification and reclassification as provided in this subparagraph.

(2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of Capital Stock, and the status of any such dividends as cumulative, cumulative to a limited extent or noncumulative and as participating or nonparticipating.

(3) Whether or not shares of such class or series shall have voting rights in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

(5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

(6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of Capital Stock.

(7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any Capital Stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

(8) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter.

D. For the purposes hereof and of any Articles Supplementary hereto providing for the classification or reclassification of any shares of Capital Stock or of any other Charter document of the Corporation (unless otherwise provided in any such Articles or document), any class or series of Capital Stock of the Corporation shall be deemed to rank:

(1) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

(2) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

(3) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

ARTICLE VI

DIRECTORS

A. The number of directors of the Corporation shall be four, which number may be increased or decreased by the Board of Directors pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the MGCL.

B. The current directors who will serve for the remainder of the terms for which they have been elected and until their successors are elected and qualify are as follows:

W. Lance Anderson
Gregory T. Barmore
Art N. Burtscher
Edward W. Mehrer

C. The directors (other than any director elected solely by holders of one or more classes or series of preferred stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, with the term of office of the first class to expire the next succeeding annual meeting of stockholders, the term of office of the second class to expire at the second succeeding annual meeting of stockholders, and the term of office of the third class to expire at the third succeeding annual meeting of stockholders. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directors in each class shall be determined by the Board of Directors.

D. Subject to the rights of the holders of any class of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the required vote of the stockholders or the directors then in office. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

E. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of such directors so elected in addition to the number of directors fixed as provided in paragraph A of this Article VI or in the Bylaws.

F. Subject to the rights of the holders of any class separately entitled to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class.

ARTICLE VII

PREEMPTIVE RIGHTS

No holder of any Capital Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have a preemptive right to subscribe for or purchase any Capital Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Capital Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Capital Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of Capital Stock or other securities at the time outstanding.

ARTICLE VIII

INDEMNIFICATION

The Corporation shall indemnify (A) its present and former directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by Maryland law in effect from time to time, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE IX

PERSONAL LIABILITY

To the fullest extent permitted by Maryland law in effect from time to time, no present or former director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

ARTICLE X

FIVE PERCENT OWNERSHIP

A. In order to preserve the Tax Benefits to which the Corporation or any direct or indirect subsidiary thereof is entitled pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”) and the Treasury Regulations promulgated thereunder, the Corporation Securities shall be subject to the following restrictions:

(1) Certain Definitions.  For purposes of this Article X, the following terms shall have the meanings indicated (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(a) “5% Transaction” means any Transfer or purported Transfer of Corporation Securities described in Section A(2) of this Article X, which Transfer is prohibited and/or void under the provisions of such Section A(2) of this Article X.

(b) “Agent” means any agent designated by the Board of Directors of the Corporation pursuant to Section B(2) of this Article X.

(c) “Corporation Securities” means (I) shares of Common Stock, (II) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code), (III) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Corporation, and (IV) any other interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(d) “Excess Securities” has the meaning set forth in Section B(1) of this Article X.

(e) “Five-Percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

(f) “Percentage Stock Ownership” means the percentage stock ownership interest as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k).

(g) “Permitted Transfer” means a Transfer of Corporation Securities (A) after the Restriction Release Date, (B) pursuant to any (1) merger, consolidation or similar transaction approved in advance by the Board of Directors or (2) tender or exchange offer made pursuant to the applicable rules and regulations of the Exchange Act, for any or all outstanding Common Stock in which a majority of each class of the outstanding Common Stock has been validly tendered and not withdrawn and in which offer the offeror or an affiliate thereof has committed to consummate a merger with the Corporation in which all of the Common Stock not so acquired in such offer is (subject to any applicable dissenters’ rights) converted into the same type and amount of consideration paid for Common Stock accepted in such tender or exchange offer, (C) pursuant to the exercise of any option or warrant outstanding on the effective date of these Articles of Amendment and Restatement to purchase Corporation Securities from the Corporation, or (D) any issuance of Corporation Securities by the Corporation or any of its subsidiaries

(h) “Person” shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation § 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of any such entity.

(i) “Prohibited Distribution” has the meaning set forth in Section B(2) of this Article X.

(j) “Purported Transferee” has the meaning set forth in Section B(1) of this Article X.

(k) “Prohibited Transfer” means any 5% Transaction (other than a Permitted Transfer).

(l) “Restriction Release Date” means the earlier of (x) date that is 36 months and one day from the effective date of these Articles of Amendment and Restatement, or (y) such other date as the Board of Directors may determine in good faith that this Article X is no longer in the best interests of the Corporation and its stockholders.

(m) “Section 382” means Section 382 of the Code, or any comparable successor provision.

(n) “Tax Benefit” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

(o) “Transfer” means any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, whether voluntary or involuntary, and whether by operation of law or otherwise, by any Person other than the Corporation. A Transfer also shall include the creation or grant of an option, warrant or right (including an option within the meaning of Treasury Regulation Section 1.382-4(d)(9)) by any Person other than the Corporation, but only if such option, warrant or right would be deemed exercised pursuant to Treasury Regulation Section 1.382-4(d)(2)(i).

(p) “Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

(2) Transfer Restrictions.  Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, that is not a Permitted Transfer shall be prohibited and void ab initio insofar as it purports to transfer ownership or rights in respect of such Corporation Securities to the Purported Transferee to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons shall become a Five-Percent

Stockholder other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i), or (2) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Stockholder shall be increased.

(3) The restrictions set forth in Section A(2) of this Article X shall not apply to an attempted Transfer that is a 5% Transaction if the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof. In considering whether to approve any such transfer, the Board of Directors may take into account both the proposed Transfer and potential future Transfers. The Board of Directors may exercise the authority granted by this Section A(3) of this Article X through duly authorized officers or agents of the Corporation.

(4) Each certificate representing shares of Corporation Securities issued prior to the Restriction Release Date shall contain the legend set forth below, evidencing the restrictions set forth in this Article X:

“The transfer of securities represented by this certificate is (and other securities of the Corporation may be) subject to restriction pursuant to Article X of the Corporation’s Articles of Amendment and Restatement. The Corporation will furnish a copy of its Articles of Amendment and Restatement setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to the holder of record of this Certificate without charge upon written request addressed to the Corporation at its principal place of business.”

B. Treatment of Excess Securities.

(1) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, such Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities or to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any; provided, however, that the Transferor of such Excess Securities shall not be required to disgorge, and shall be permitted to retain for its own account, any proceeds of such Transfer, and shall have no further rights, responsibilities, obligations or liabilities with respect to such Excess Securities, if such Transfer was a Prohibited Transfer. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any transfer of Excess Securities not in accordance with the provisions of this Section B of this Article X shall also be a Prohibited Transfer.

(2) If the Corporation determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (“Prohibited Distributions”), to the Agent designated by the Board of Directors. The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s length transactions; provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific timeframe if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section B(3) of this Article X if the Agent rather than the Purported Transferee had resold the Excess Securities. Disposition of Excess Securities

by the Agent pursuant to this Section B(2) of this Article X shall be deemed to occur simultaneously with the Prohibited Transfer to which the Excess Securities relate.

(3) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (x) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (y) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value of the Excess Securities (1) calculated on the basis of the closing market price for the Corporation Securities on such national securities exchange on which the Corporation Securities are then listed or admitted to trading, on the day before the Prohibited Transfer, (2) if the Corporation Securities are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by NASDAQ or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist, or (3) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then as determined in good faith by the Board of Directors, at the time of the Prohibited Transfer to the Purported Transferee), which amount (or fair market value) shall be determined by the Board of Directors in its discretion; and (z) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) (“Section 501(c)(3)”) selected by the Board of Directors; provided, however, that if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 5% or greater Percentage Stock Ownership in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a 5% Percentage Stock Ownership interest in such class shall be paid to two or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (y) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section B of this Article X inure to the benefit of the Corporation.

(4) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within 30 days from the date on which the Corporation makes a written demand pursuant to Section B(2) of this Article X, then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(5) The Corporation shall make the written demand described in Section B(2) of this Article X within 30 days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of Sections A and B of this Article X shall apply nonetheless.

(6) Anything herein to the contrary notwithstanding, the Agent shall not act or be treated as acting as an agent for or on behalf of the Purported Transferee or for or on behalf of the Corporation and shall have no right to bind any of them, in contract or otherwise, but shall act only to carry out the ministerial functions assigned to it in this Section B of this Article X.

C. Board Authority.  The Board of Directors shall have the power to determine all matters necessary for assessing compliance with Sections A and B of this Article X, including, without limitation, (i) the identification of any Five-Percent Stockholder, (ii) whether a Transfer is a 5% Transaction, a Prohibited Transfer or a Permitted Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five-Percent Stockholder, (iv) whether an instrument constitutes Corporation Securities, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section B(3) of this Article X, and (vi) any other matters which the Board of Directors determines to be relevant; and the good-faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of Sections A and B of this Article X. Nothing contained herein shall limit the authority of the Board of Directors to take such other action, in its discretion, to the extent permitted by law as it deems necessary or advisable to protect the Corporation, any direct or indirect subsidiary thereof and the interests of the holders of the Corporation’s securities in preserving the Tax Benefit. Without limiting the generality of the foregoing, in the event of a change in law or Treasury Regulations making one or more of the following actions necessary or desirable, the Board of Directors may (i) accelerate the Restriction Release Date, (ii) modify the specific application of the Transfer restrictions set forth in Section A(2) of this Article X, or (iii) modify the definitions of any terms set forth in this Article X; provided that the Board of Directors shall determine in writing that such acceleration, extension, change or modification is reasonably necessary or advisable to preserve the Tax Benefit under the Code and the regulations thereunder or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefit.

D. Miscellaneous.  Any provision in this Article X which is judicially determined to be prohibited, invalid or otherwise unenforceable (whether on its face or as applied to a particular stockholder, transferee or Transfer) under the laws of the State of Maryland shall be ineffective to the extent of such prohibition, invalidity or unenforceability without prohibiting, invalidating or rendering unenforceable the remaining provisions of this Article X and of these Articles of Amendment and Restatement, which shall be thereafter interpreted as if the prohibited, invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the Corporation’s use of the Tax Benefits without any Section 382 limitation.

ARTICLE XI

DIRECTOR DISCRETION

With respect to any proposed merger, acquisition, business combination or other similar transaction or proposal, a director of the Corporation, in determining what is in the best interests of the Corporation, shall consider the interest of the stockholders of the Corporation and, in his or her discretion, may consider (i) the interests of the Corporation’s employees, suppliers, creditors and customers, (ii) the economy of the nation, (iii) community and societal interests and (iv) the long-term as well as short-term interests of the Corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the Corporation. Pursuant to this provision, the Board of Directors may consider numerous judgmental or subjective factors affecting a proposal, including certain nonfinancial matters, and on the basis of these considerations may oppose a business combination or other transaction which, as an exclusively financial matter, might be attractive to some, or a majority, of the Corporation’s stockholders.

ARTICLE XII

MAJORITY VOTE

Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter, except as otherwise provided in the Charter.

ARTICLE XIII

SHARE ISSUANCE

The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its Capital Stock of any class, whether now or hereafter authorized, or securities exercisable or exchangeable for or convertible into shares of its Capital Stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

ARTICLE XIV

CHARTER AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise, by a majority of the directors’ adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided, however, that any amendment to, repeal of or adoption of any provision inconsistent with Article VI or this Article XIV will be effective only if it is also advised by at least two-thirds of the Board of Directors and adopted upon the affirmative vote of the holders of not less than two-thirds of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class).

ARTICLE XV

DIRECTORS’ POWERS

The enumeration and definition of particular powers of the Board of Directors included in the foregoing Articles shall in no way be limited or restricted by reference to or inference from the terms of any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in Capital Stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the MGCL and the Bylaws.

ARTICLE XVI

DURATION

The duration of the Corporation shall be perpetual.

ARTICLE XVII

DEFINITIONS

The following terms shall have the meanings provided below when used in the Charter:

Board of Directors.  The term “Board of Directors” shall mean the board of directors of the Corporation, as it may be constituted from time to time.

Bylaws.  The term “Bylaws” shall mean the Corporation’s bylaws adopted by the Board of Directors, as they may be amended from time to time.

Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charter.  The term “Charter” shall mean the charter of the Corporation, as that term is defined in the MGCL.

Corporation.  The term “Corporation” shall mean the corporation formed by these Articles of Incorporation, as they may be amended from time to time.

MGCL.  The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

SEVENTH:  The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 38,763,000 shares of Common Stock, par value $0.01 per share, 2,990,000 shares of 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, 2,100,000 shares of 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 per share, and 6,147,000 shares of 9.00% Series D2 Mandatory Convertible Preferred Stock, par value $0.01 per share. The aggregate par value of all authorized shares of stock having par value immediately prior to this amendment and restatement was $500,000.

EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 120,000,000 shares of Common Stock, par value $0.01 per share. The aggregate par value of all authorized shares of stock having par value is $1,200,000.

NINTH:  The undersigned Chairman of the Board and Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chairman of the Board and Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be executed in its name and on its behalf by its Chairman of the Board and Chief Executive Officer and attested to by its Chief Financial Officer on this [ • ] day of [ • ], 2011.

ATTEST:	NOVASTAR FINANCIAL, INC.

By: Name: Rodney Schwatken Title: Chief Financial Officer	By: (SEAL) Name: W. Lance Andersen Title: Chairman of the Board and Chief Executive Officer

APPENDIX B

December 10, 2010

Board of Directors
NovaStar Financial, Inc.
2114 Central Street
Suite 600
Kansas City, MO 64108
Members of the Board of Directors:

Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus” or “we”) has been advised that NovaStar Financial, Inc. (“NovaStar” or the “Company”) is considering offering (the “Series C Offer”) to exchange each share of the 8.90% Series C Cumulative Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”), at the election of each holder of the Series C Preferred Stock (the “Series C Holders”), for either: three shares of newly-issued common stock of the Company, par value $0.01 (the “Common Stock”), and $2.00 in cash, subject to adjustment (the “Cash-and-Stock Option”); or 19 shares of newly issued Common Stock, subject to adjustment (the “Stock-Only Option”). The Series C Holders’ elections will be subject to allocation and proration procedures intended to ensure that, in the aggregate, 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) will be issued to Series C Holders. Additionally, holders of the Company’s 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 (the “Series D Preferred Stock”), are contemplating entering into an Exchange Agreement by and among Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC, Massachusetts Mutual Life Insurance Company and NovaStar (the “Exchange Agreement”) pursuant to which such holders would exchange their Series D Preferred Stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash (the “Series D Exchange” and, together with the “Series C Offer,” the “Recapitalization”).

You have requested Stifel Nicolaus’ opinion, as investment bankers, as to the fairness to the Company’s common shareholders, from a financial point of view, of the financial terms of the Recapitalization pursuant to the Proxy Statement/Consent Prospectus/Prospectus and the Exchange Agreement (the “Opinion”).

In rendering our Opinion, we have, among other things:

(i) reviewed and analyzed a draft copy of the Proxy Statement/Consent Solicitation/Prospectus dated December 4, 2010;

(ii) reviewed and analyzed a draft copy of the Exchange Agreement dated November 15, 2010;

(iii) reviewed the audited consolidated financial statements of the Company as of December 31, 2009, 2008 and 2007 and the related audited consolidated statements of income, shareholders’ equity and cash flows for each of such fiscal years contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009; together with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010;

(iv) reviewed and analyzed certain other publicly available information concerning NovaStar, including the terms of the Series C Preferred Stock and Series D Preferred Stock;

Board of Directors — NovaStar Financial, Inc.
December 10, 2010

(v) reviewed certain non-publicly available information regarding the Company’s business plan and other internal financial statements and analyses relating to the Company’s business;

(vi) participated in certain discussions and negotiations between representatives of NovaStar, the Series C Preferred Stock and the Series D Preferred Stock regarding the terms of the Recapitalization and the Exchange Agreement and other matters;

(vii) reviewed the reported prices and trading activity of the equity securities of NovaStar;

(viii) discussed the past and current operations, financial condition and future prospects of the Company with senior executives of the Company;

(ix) analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(x) reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

(xi) conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and

(xii) took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the financial services industry generally.

In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel Nicolaus by or on behalf of NovaStar and its subsidiary StreetLinks National Appraisal Services LLC (“StreetLinks”), or that was otherwise reviewed by Stifel Nicolaus, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us by NovaStar, we have assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of NovaStar’s management as to the future operating and financial performance of NovaStar and StreetLinks, as applicable, and that they provided a reasonable basis upon which we could form our opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel Nicolaus has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

We also assumed, without independent verification and with your consent, that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of NovaStar or StreetLinks since the date of the last financial statements made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of NovaStar’s or StreetLink’s respective assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel Nicolaus assumes no responsibility for their accuracy. We relied on advice of NovaStar’s counsel as to certain legal and tax matters with respect to NovaStar, the Proxy Statement/Consent Solicitation/Prospectus, the Exchange Agreement and the Recapitalization and other transactions and other matters contained or contemplated therein. We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approvals and that all conditions to the Recapitalization will be satisfied and not waived. In addition, we have assumed that the definitive Proxy

Board of Directors — NovaStar Financial, Inc.
December 10, 2010

Statement/Consent Solicitation/Prospectus and Exchange Agreement will not differ materially from the draft we reviewed. We have also assumed that the Recapitalization will be consummated substantially on the terms and conditions described in the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement each without any waiver of material terms or conditions by NovaStar or any other party to any transaction contemplated therein, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Recapitalization or any other related transaction will not have an adverse effect on the Company.

Our Opinion is limited to whether the financial terms of the Recapitalization are fair to the Company’s common shareholders, from a financial point of view. Our Opinion does not consider, include or address: (i) any other strategic alternatives currently (or which have been or may be) contemplated by NovaStar’s Board of Directors (the “Board”) the Special Committee of the Board (the “Special Committee”) or NovaStar; (ii) the legal, tax or accounting consequences of the Recapitalization (or any aspect thereof) on NovaStar or its shareholders including, without limitation, whether or not the Recapitalization will trigger an “ownership change” pursuant to Section 382 of the Internal Revenue Code or otherwise affect the tax status of NovaStar’s net operating loss carryforwards; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Recapitalization (or any aspect thereof) on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Common Stock, or any class of securities of any other party to any transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement; (v) any advice or opinions provided by any other advisor to NovaStar or any other party to the Recapitalization; (vi) any other transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement other than the Recapitalization; (vii) any potential transaction by any party to the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement which is not contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement; (viii) the effect of any pending or threatened litigation involving any party to the Proxy Statement/Consent Solicitation/Prospectus or the Exchange Agreement on the Recapitalization (or any aspect thereof) or any other transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus or the Exchange Agreement; or (ix) the fairness of the Series C Offer, the Series D Exchange or any other individual aspect of the Recapitalization without taking into account the other aspects of the Recapitalization. Furthermore, our Opinion does not express any opinion as to the prices, trading range or volume at which the securities of NovaStar will trade following public announcement or consummation of the Recapitalization or any aspect thereof.

We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any legislative or regulatory changes recently adopted or currently being considered by the United States Congress, the various federal banking agencies, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of NovaStar.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It is understood that subsequent developments may affect the conclusions reached in this Opinion and that Stifel Nicolaus does not have any obligation to update, revise or reaffirm this Opinion, except as otherwise set forth in our engagement letter agreement with the Company. We also did not perform or rely upon certain analyses that we would customarily prepare for the Company in connection with a fairness opinion because such analyses were deemed not to be meaningful for various reasons.

Board of Directors — NovaStar Financial, Inc.
December 10, 2010

Our Opinion is for the information of, and directed to, the Board of Directors for their information and assistance in connection with the consideration of the financial terms of the Recapitalization. Our Opinion does not constitute a recommendation to the Special Committee, the Board or any shareholder of NovaStar as to how the Special Committee, the Board or such shareholder should vote on the Recapitalization or any aspect thereof, whether or not any NovaStar shareholder should elect the Cash-and-Stock Option or the Stock-Only Option in connection with the Series C Offer, or whether or not any NovaStar shareholder should enter into the Exchange Agreement or any voting, shareholders’ or other agreement with respect to the Recapitalization or any aspect thereof, or exercise any dissenters’ or appraisal rights that may be available to such shareholder. In addition, the Opinion does not compare the relative merits of the Recapitalization or any aspect thereof with any other alternative transaction or business strategy which may have been available to the Special Committee, the Board or the Company and does not address the underlying business decision of the Special Committee, the Board or the Company to proceed with or effect the Recapitalization or any aspect thereof. We were not requested to, and we did not, explore alternatives to the Recapitalization or solicit the interest of any other parties in pursuing transactions with the Company.

We have acted as financial advisor to the Board of Directors in connection with the Recapitalization and related matters, and we have received monthly retainer fees pursuant our engagement letter with the Board of Directors and NovaStar dated September 8, 2010. We will not receive any other significant payment or compensation contingent upon successful consummation of the Recapitalization or any aspect thereof. In addition, NovaStar has agreed to indemnify us for certain liabilities arising out of our engagement. In the past, Stifel Nicolaus has performed investment banking services for NovaStar from time to time for which Stifel Nicolaus received customary compensation. Stifel Nicolaus may seek to provide investment banking services to the Company or its respective affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel Nicolaus and its clients trade in the securities of NovaStar and, accordingly, may at any time hold a long or short position in such securities.

Stifel Nicolaus’ Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published, quoted or otherwise used or referred to, in whole or in part, nor shall any public reference to Stifel Nicolaus or this Opinion be made, in any registration statement, consent solicitation, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities or to seek approval for the Recapitalization or any aspect thereof or otherwise, nor shall our Opinion be used for any other purposes, without the prior written consent of Stifel Nicolaus.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the financial terms of the Recapitalization pursuant to the Proxy Statement/Consent Prospectus/Prospectus and the Exchange Agreement are fair to the Company’s common shareholders, from a financial point of view.

Very truly yours,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

APPENDIX C

April 14, 2011

Board of Directors
NovaStar Financial, Inc.
2114 Central Street
Suite 600
Kansas City, MO 64108

Members of the Board of Directors:

Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus” or “we”) has been advised that NovaStar Financial, Inc. (“NovaStar” or the “Company”) is considering offering (the “Series C Offer”) to exchange each share of the 8.90% Series C Cumulative Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”), at the election of each holder of the Series C Preferred Stock (the “Series C Holders”), for either: three shares of newly-issued common stock of the Company, par value $0.01 (the “Common Stock”), and $2.00 in cash, subject to adjustment (the “Cash-and-Stock Option”); or 19 shares of newly issued Common Stock, subject to adjustment (the “Stock-Only Option”). The Series C Holders’ elections will be subject to allocation and proration procedures intended to ensure that, in the aggregate, 43,823,600 newly-issued shares of Common Stock and $1,623,000 in cash (plus such other cash that is needed to cash out fractional shares) will be issued to Series C Holders. Additionally, holders of the Company’s 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 (the “Series D Preferred Stock”), are contemplating entering into an Exchange Agreement by and among Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC, JCP Partners IV LLC, Massachusetts Mutual Life Insurance Company and NovaStar (the “Exchange Agreement”) pursuant to which such holders would exchange their Series D Preferred Stock for an aggregate of 37,161,600 newly-issued shares of Common Stock and $1,377,000 in cash (the “Series D Exchange” and, together with the “Series C Offer,” the “Recapitalization”).

You have requested Stifel Nicolaus’ opinion, as investment bankers, as to the fairness to the Company’s common shareholders, from a financial point of view, of the financial terms of the Recapitalization pursuant to the Proxy Statement/Consent Prospectus/Prospectus and the Exchange Agreement (the “Opinion”).

In rendering our Opinion, we have, among other things:

(i) reviewed and analyzed a draft copy of the Proxy Statement/Consent Solicitation/Prospectus as of March 24, 2011;

(ii) reviewed and analyzed the Exchange Agreement dated December 10, 2010;

(iii) reviewed the audited consolidated financial statements of the Company as of December 31, 2010, 2009, 2008, and 2007 and the related audited consolidated statements of income, shareholders’ equity and cash flows for each of such fiscal years contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010;

(iv) reviewed and analyzed certain other publicly available information concerning NovaStar, including the terms of the Series C Preferred Stock and Series D Preferred Stock;

Board of Directors — NovaStar Financial, Inc.
April 14, 2011

(v) reviewed certain non-publicly available information regarding the Company’s business plan and other internal financial statements and analyses relating to the Company’s business;

(vi) participated in certain discussions and negotiations between representatives of NovaStar, the Series C Preferred Stock and the Series D Preferred Stock regarding the terms of the Recapitalization and the Exchange Agreement and other matters;

(vii) reviewed the reported prices and trading activity of the equity securities of NovaStar;

(viii) discussed the past and current operations, financial condition and future prospects of the Company with senior executives of the Company;

(ix) analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(x) reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

(xi) conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and

(xii) took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the financial services industry generally.

In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel Nicolaus by or on behalf of NovaStar and its subsidiaries Advent Financial (“Advent”) and StreetLinks National Appraisal Services LLC (“StreetLinks”), or that was otherwise reviewed by Stifel Nicolaus, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us by NovaStar, we have assumed that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of NovaStar’s management as to the future operating and financial performance of NovaStar, Advent and StreetLinks, as applicable, and that they provided a reasonable basis upon which we could form our opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel Nicolaus has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

We also assumed, without independent verification and with your consent, that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of NovaStar, Advent or StreetLinks since the date of the last financial statements made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of NovaStar’s, Advent’s or StreetLinks’ respective assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel Nicolaus assumes no responsibility for their accuracy. We relied on advice of NovaStar’s counsel as to certain legal and tax matters with respect to NovaStar, the Proxy Statement/Consent Solicitation/Prospectus, the Exchange Agreement and the Recapitalization and other transactions and other matters contained or contemplated therein. We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approvals and that

Board of Directors — NovaStar Financial, Inc.
April 14, 2011

all conditions to the Recapitalization will be satisfied and not waived. In addition, we have assumed that the definitive Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement will not differ materially from the draft we reviewed. We have also assumed that the Recapitalization will be consummated substantially on the terms and conditions described in the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement each without any waiver of material terms or conditions by NovaStar or any other party to any transaction contemplated therein, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Recapitalization or any other related transaction will not have an adverse effect on the Company.

Our Opinion is limited to whether the financial terms of the Recapitalization are fair to the Company’s common shareholders, from a financial point of view. Our Opinion does not consider, include or address: (i) any other strategic alternatives currently (or which have been or may be) contemplated by NovaStar’s Board of Directors (the “Board”) the Special Committee of the Board (the “Special Committee”) or NovaStar; (ii) the legal, tax or accounting consequences of the Recapitalization (or any aspect thereof) on NovaStar or its shareholders including, without limitation, whether or not the Recapitalization will trigger an “ownership change” pursuant to Section 382 of the Internal Revenue Code or otherwise affect the tax status of NovaStar’s net operating loss carryforwards; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Recapitalization (or any aspect thereof) on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Common Stock, or any class of securities of any other party to any transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement; (v) any advice or opinions provided by any other advisor to NovaStar or any other party to the Recapitalization; (vi) any other transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement other than the Recapitalization; (vii) any potential transaction by any party to the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement which is not contemplated by the Proxy Statement/Consent Solicitation/Prospectus and Exchange Agreement; (viii) the effect of any pending or threatened litigation involving any party to the Proxy Statement/Consent Solicitation/Prospectus or the Exchange Agreement on the Recapitalization (or any aspect thereof) or any other transaction contemplated by the Proxy Statement/Consent Solicitation/Prospectus or the Exchange Agreement; or (ix) the fairness of the Series C Offer, the Series D Exchange or any other individual aspect of the Recapitalization without taking into account the other aspects of the Recapitalization. Furthermore, our Opinion does not express any opinion as to the prices, trading range or volume at which the securities of NovaStar will trade following public announcement or consummation of the Recapitalization or any aspect thereof.

We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any legislative or regulatory changes recently adopted or currently being considered by the United States Congress, the various federal banking agencies, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of NovaStar.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It is understood that subsequent developments may affect the conclusions reached in this Opinion and that Stifel Nicolaus does not have any obligation to update, revise or reaffirm this Opinion, except as otherwise set forth in our engagement letter agreement with the Company. We also did not perform or rely upon certain analyses that we would customarily prepare for the Company in connection with a fairness opinion because such analyses were deemed not to be meaningful for various reasons.

Board of Directors — NovaStar Financial, Inc.
April 14, 2011

Our Opinion is for the information of, and directed to, the Board of Directors for their information and assistance in connection with the consideration of the financial terms of the Recapitalization. Our Opinion does not constitute a recommendation to the Special Committee, the Board or any shareholder of NovaStar as to how the Special Committee, the Board or such shareholder should vote on the Recapitalization or any aspect thereof, whether or not any NovaStar shareholder should elect the Cash-and-Stock Option or the Stock-Only Option in connection with the Series C Offer, or whether or not any NovaStar shareholder should enter into the Exchange Agreement or any voting, shareholders’ or other agreement with respect to the Recapitalization or any aspect thereof, or exercise any dissenters’ or appraisal rights that may be available to such shareholder. In addition, the Opinion does not compare the relative merits of the Recapitalization or any aspect thereof with any other alternative transaction or business strategy which may have been available to the Special Committee, the Board or the Company and does not address the underlying business decision of the Special Committee, the Board or the Company to proceed with or effect the Recapitalization or any aspect thereof. We were not requested to, and we did not, explore alternatives to the Recapitalization or solicit the interest of any other parties in pursuing transactions with the Company.

We have acted as financial advisor to the Board of Directors in connection with the Recapitalization and related matters, and we have received monthly retainer fees pursuant our engagement letter with the Board of Directors and NovaStar dated September 8, 2010, and received a fee for the previously delivered Fairness Opinion on December 10, 2010. In addition, we will receive a separate fee upon delivery of this Opinion. We will not receive any other significant payment or compensation contingent upon successful consummation of the Recapitalization or any aspect thereof. In addition, NovaStar has agreed to indemnify us for certain liabilities arising out of our engagement. In the past, Stifel Nicolaus has performed investment banking services for NovaStar from time to time for which Stifel Nicolaus received customary compensation. Stifel Nicolaus may seek to provide investment banking services to the Company or its respective affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel Nicolaus and its clients trade in the securities of NovaStar and, accordingly, may at any time hold a long or short position in such securities.

Stifel Nicolaus’ Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published, quoted or otherwise used or referred to, in whole or in part, nor shall any public reference to Stifel Nicolaus or this Opinion be made, in any registration statement, consent solicitation, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities or to seek approval for the Recapitalization or any aspect thereof or otherwise, nor shall our Opinion be used for any other purposes, without the prior written consent of Stifel Nicolaus.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the financial terms of the Recapitalization pursuant to the Proxy Statement/Consent Prospectus/Prospectus and the Exchange Agreement are fair to the Company’s common shareholders, from a financial point of view.

Very truly yours,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

APPENDIX D

EXCHANGE AGREEMENT
by and between
JEFFERIES CAPITAL PARTNERS IV L.P.
JEFFERIES EMPLOYEE PARTNERS IV LLC
JCP PARTNERS IV LLC
and
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
and
NOVASTAR FINANCIAL, INC.
dated as of December 10, 2010

D-i

D-ii

EXCHANGE AGREEMENT

This Exchange Agreement (“Agreement”), dated as of December 10, 2010 is by and between Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC, each organized under the laws of Delaware (collectively, “Jefferies”), Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (“Mass Mutual”) and NovaStar Financial, Inc., a Maryland corporation (“NovaStar”).

WHEREAS, as of the close of business on the date of this Agreement, the authorized capital stock of NovaStar consists of 50,000,000 shares, which includes the common stock, par value $0.01 (the “Common Stock”) of which issued and outstanding is 9,368,053 shares of Common Stock, 2,100,000 shares of 9.00% Series D1 Mandatory Convertible Preferred Stock, par value $0.01 (the “Series D Preferred”) and 2,990,000 shares of 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred”);

WHEREAS, as of close of business on the date of this Agreement, Jefferies and Mass Mutual each own 1,050,000 shares of the Series D Preferred;

WHEREAS, the parties desire to exchange all of the Series D Preferred for shares of Common Stock and cash (the “Exchange”), upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, prior to the closing of the Exchange, NovaStar will make an offer (the “Offer”) to acquire all the share of the Series C Preferred in accordance with the terms described (without amendment), in the draft of the registration statement on Form S-4 (the ‘‘Draft Registration Statement”) furnished by NovaStar to Jefferies and Mass Mutual by email on December 8, 2010;

WHEREAS, upon completion of the transactions contemplated in the Offer, NovaStar’s board of directors will initially consist of six (6) individuals, two (2) of whom will be Howard Amster and Barry Igdaloff;

WHEREAS, during the Lock-Up Period (as defined herein), each of Jefferies and Mass Mutual will have the right to designate one (1) representative to attend and observe meetings of the board of directors and will have the right to cause NovaStar to increase the size of its board of directors and to appoint such observer to fill the newly created board seat, subject to the right of Jefferies and Mass Mutual to replace its respective board seat or board observer in the event of vacancy;

WHEREAS, the board of directors of NovaStar, upon the recommendation of the NovaStar Special Committee (as defined herein), has determined that it is in the best interests of NovaStar and the NovaStar shareholders to engage in the Transactions (as defined herein) and, subject to the terms and conditions of this Agreement, has resolved to recommend that the shareholders approve the Transactions; and

WHEREAS, each of Jefferies, Mass Mutual and NovaStar has determined that it is necessary and desirable to set forth the transactions required to effect the Exchange.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1  General.  As used in this Agreement, the following terms shall have the following meanings:

“Action” shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified; provided, however, that NovaStar shall not be considered to be an “Affiliate” of either Jefferies or Mass Mutual, and neither Jefferies nor Mass Mutual and their respective Subsidiaries shall be considered to be “Affiliates” of NovaStar.

“Agreement” shall have the meaning set forth in the preamble.

“Amended and Restated NovaStar Articles of Incorporation” shall have the meaning set forth in Section 2.2.

“Board Director” shall have the meaning set forth in Section 6.10.

“Board Observer” shall have the meaning set forth in Section 6.10.

“Business Day” shall have the meaning given to such term under Rule 13e-4(a)(3) under the Exchange Act.

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall have the meaning set forth in the recitals.

“Common Stock Proxy Statement” shall have the meaning set forth in Section 2.4(b).

“Draft Registration Statement” shall have the meaning set forth in the recitals.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-4” shall have the meaning set forth in Section 2.4(a).

“Frustrating Transactions” shall have the meaning set forth in Section 6.7(a).

“Governmental Authority” shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Indemnified Party” shall have the meaning set forth in Section 7.5(a).

“Indemnifying Party” shall have the meaning set forth in Section 7.5(a).

“IRS” shall mean the Internal Revenue Service.

“IRS Ruling” shall mean the private letter ruling issued by the IRS, dated July 23, 2010, to NovaStar.

“Jefferies Contract” shall have the meaning set forth in Section 4.3(a).

“Jefferies Entities” shall mean each of Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC.

“Jefferies Material Adverse Effect” shall mean any change, effect, event, occurrence or development that, individually or in the aggregate, is resulting, has resulted, or would reasonably be expected to result in a material adverse effect on the ability of Jefferies to perform its obligations under this Agreement or to consummate the Exchange.

“Law” shall mean any federal, state, local or foreign law (including common law), statute, ordinance, rule, regulation, judgment, code, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Authority.

“Liens” shall mean mortgages, pledges, hypothecations, liens, charges, claims, security interests, indentures, deeds of trust, charges, adverse claims, options, equitable interests, restrictions, easements, title defects, title retention agreements, voting trust agreements, or other encumbrance of any kind, including any restriction on the right to use, transfer, vote, receive income, sell or otherwise dispose of stock, other than any Lien created pursuant to this Agreement.

“Lock-Up Period” shall have the meaning set forth in Section 6.9(a).

“Losses” shall mean all losses, costs, charges, expenses (including interest and penalties due and payable with respect thereto and reasonable attorneys’ and other professional fees and expenses in connection with any Action whether involving a third-party claim or any claim solely between the parties hereto), obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, demands, claims, assessments or deficiencies, in any such case, arising out of, attributable to or resulting from the Transactions.

“Mass Mutual” shall have the meaning set forth in the preamble.

“Mass Mutual Contract” shall have the meaning set forth in Section 5.3(a).

“Mass Mutual Material Adverse Effect” shall mean any change, effect, event, occurrence or development that, individually or in the aggregate, is resulting, has resulted, or would reasonably be expected to result in a material adverse effect on the ability of Mass Mutual to perform its obligations under this Agreement or to consummate the Exchange.

“MGCL” shall mean the Maryland General Corporate Law.

“NovaStar” shall have the meaning set forth in the preamble.

“NovaStar Contract” shall have the meaning set forth in Section 3.3(a).

“NovaStar Indemnified Parties” shall have the meaning set forth in Section 7.3.

“NovaStar Material Adverse Effect” shall mean any change, effect, event, occurrence or development that, individually or in the aggregate, is resulting, has resulted, or would reasonably be expected to result in a material adverse effect on the business, financial condition, equity reserves, surplus or results of operations of NovaStar and its Subsidiaries, taken as a whole, or on the ability of NovaStar to perform its obligations under this Agreement or to consummate the Exchange.

“NovaStar Required Consents” shall have the meaning set forth in Section 3.4.

“NovaStar Shareholder Approvals” shall mean the requisite approval of each proposal submitted to a vote at a special meeting of the holders of NovaStar’s Common Stock, Series C Preferred, or the Series D Preferred with respect to the Transactions.

“NovaStar Common Stock Shareholders” shall mean the holders of NovaStar’s Common Stock.

“NovaStar Series C Preferred Shareholders” shall mean the holders of NovaStar’s Series C Preferred.

“NovaStar Series D Preferred Shareholders” shall mean the holders of NovaStar’s Series D Preferred.

“NovaStar Shareholder Meetings” shall have the meaning set forth in Section 6.1.

“NovaStar Special Committee” shall mean the special committee of the board of directors of NovaStar established to consider and approve this Agreement and the Transactions and related matters, or any successor committee established by the NovaStar board of directors and designated for such purpose.

“Offer” shall have the meaning set forth in the recitals.

“Offer Documents” shall have the meaning set forth in Section 2.4(c).

“Person” shall mean any natural person, corporation, partnership, limited liability company, business trust, joint venture, association, company, other entity or government, or any agency or political subdivision thereof.

“Prospectus” shall have the meaning set forth in Section 2.4(a).

“Representative” shall mean a director, officer, or employee or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative.

“Restraint” shall mean any Law, temporary restraining order, preliminary or permanent injunction, judgment or ruling enacted, promulgated, issued or entered by any Governmental Authority.

“Schedule TO” shall have the meaning set forth in Section 2.4(c).

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” shall mean any corporation, limited liability company, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the board of directors (or persons performing similar functions) or (ii) is a general partner or an entity performing similar functions.

“Supplemental IRS Ruling” shall mean any private letter ruling issued by the IRS pursuant to any supplemental request for rulings, submitted by NovaStar to the IRS following the issuance of the IRS Ruling, relating to the Transactions.

“Tax” or “Taxes” shall mean taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed or payable to the United States, or any state, county, local or foreign government or subdivision or agency thereof, and in each instance such term shall include any interest, penalties, additions to tax or additional amounts attributable to any such tax.

“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).

“Third-Party Claim” shall have the meaning set forth in Section 7.5(b).

“Transactions” shall mean the transactions contemplated by this Agreement, including the Offer and Exchange, each as more fully described in the Draft Registration Statement.

“Treasury Regulation” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

Section 1.2  References; Interpretation.

(a) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any statute defined or referred to in this Agreement or in any agreement or instrument that is referred to in this Agreement means such statute as from time to time amended, updated, modified, supplemented or superseded, including by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b) The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

THE EXCHANGE

Provided that this Agreement shall not have been terminated, upon the satisfaction or waiver of the conditions set forth in Annex A (the ‘‘Conditions”), NovaStar, Jefferies and Mass Mutual will effect the Exchange as follows:

Section 2.1  The Exchange.  At the Closing, each of Jefferies and Mass Mutual shall tender 1,050,00 shares of Series D Preferred and each shall accept 18,581,000 shares of Common Stock and $688,500 in exchange. The shares of Common Stock issued under the Exchange to Jefferies and Mass Mutual (the ‘‘Privately Placed Stock”) will be “restricted securities” under Regulation D of the Securities Act. The certificates evidencing the Privately Placed Stock will bear an appropriate legend regarding restrictions on resale for “restricted securities”.

Section 2.2  Closing Date.  The Exchange shall occur on the same day as, and immediately following, the last of the NovaStar Shareholder Meetings that results in obtaining the final NovaStar Shareholder Approval, and the parties agree that they shall cause an amended and restated NovaStar Articles of Incorporation eliminating the Series D Preferred and implementing certain ownership restrictions in order to preserve existing net operating losses, among other things, in such form as is reasonably acceptable to Jefferies and Mass Mutual (the “Amended and Restated NovaStar Articles of Incorporation”), to become effective under the MGCL as of such time (the ‘‘Closing”). The date on which the Exchange shall occur shall be the ‘‘Closing Date.”

Section 2.3  Exchange of Certificates.  On or prior to the Closing Date, each of Jefferies and Mass Mutual shall deposit, or shall cause to be deposited, with NovaStar the certificate or certificates representing the shares of Series D Preferred beneficially owned by it. On the Closing Date, NovaStar shall cancel such deposited certificate or certificates and issue to each of Jefferies and Mass Mutual a new certificate or certificates of Common Stock representing the number of shares indicated in Section 2.1 above.

Section 2.4  The Offer.

(a) As promptly as practicable after the date of this Agreement, NovaStar shall prepare and file with the SEC, a registration statement on Form S-4 (the ‘‘Form S-4”) to register under the Securities Act the offer and sale of the Common Stock to be issued in the Offer to holders of the Series C Preferred. The Form S-4 will include (i) a proxy statement to be used for the shareholder meeting of holders of the Series C Preferred and (ii) a prospectus to be used as a prospectus sent to the holders of the Series C Preferred for the Offer (the “Prospectus”). Following the filing of the Form S-4, NovaStar shall use reasonable best efforts to cause the Form S-4 to become effective under the Securities Act as promptly as practicable. Following the effectiveness of the Form S-4, NovaStar shall use its reasonable best efforts, to cause the proxy materials in the Form S-4 to be mailed to the NovaStar Series C Preferred Shareholders entitled to vote at the shareholder meeting for the purpose of obtaining the approval of the holders of the Series C Preferred.

(b) As promptly as practicable after the date of this Agreement, NovaStar shall prepare and file with the SEC a proxy statement and call a meeting of the holders of NovaStar’s Common Stock to approve certain amendments to the Articles of Incorporation necessary to effect the Transactions (the “Common Stock Proxy Statement”).

(c) NovaStar shall file with the SEC a tender offer statement on Schedule TO (the “Schedule TO”) with respect to the Offer, which Schedule TO shall include the Prospectus, a form of transmittal letter, a form of notice of guaranteed delivery and other customary materials (together with any supplements and amendments thereto, the “Offer Documents”) and shall cause the Offer Documents to be disseminated to the holders of the Series C Preferred. At all times, each of the parties shall conduct and complete the Transactions in accordance with the applicable securities Laws.

(d) At or prior to the Closing, either (i) in the form of a unanimous consent of shareholders or (ii) at a special meeting duly called, NovaStar shall seek the consent and approval of Jefferies and Mass Mutual to the Transactions and all steps necessary thereto. At the Closing, NovaStar, Jefferies and Mass Mutual shall execute a registration rights agreement (the ‘‘Registration Rights Agreement”) in the form as attached hereto as Annex B committing NovaStar to register the Privately Placed Stock at such time as described therein.

(e) NovaStar shall take all steps necessary for the Form S-4, the Offer Documents and any filing under Rule 425 under the Securities Act relating to the Transactions to be filed with the SEC, to comply in all material respects with the Securities Act and the Exchange Act, as applicable.

(f) Each of Jefferies and Mass Mutual shall furnish promptly to NovaStar all information concerning itself or its Subsidiaries that is required or reasonably requested by NovaStar in connection with the obligations contained in this Section 2.4, relating to the Form S-4, and the Offer Documents.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF NOVASTAR

NovaStar hereby represents and warrants to Jefferies and Mass Mutual, on the date of this Agreement and on the Closing Date as follows:

Section 3.1  Organization; Good Standing.  NovaStar is duly organized, validly existing and in good standing under the Laws of the state of Maryland, and has all requisite corporate power and corporate authority necessary to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, except for such failures to be duly organized, validly existing or in good standing or to have corporate power or corporate authority that, individually or in the aggregate, would not have a NovaStar Material Adverse Effect. NovaStar is duly licensed or qualified to do business and is in good standing (or equivalent status) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing (or equivalent status) would not, individually or in the aggregate, have a NovaStar Material Adverse Effect.

Section 3.2  Authorization.

(a) NovaStar has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the NovaStar Shareholder Approvals, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by NovaStar of this Agreement, and the consummation by it of the Transactions, have been duly authorized and approved by all necessary corporate action on the part of NovaStar (including by its board of directors), and except for the NovaStar Shareholder Approvals, no other corporate action or proceedings on the part of NovaStar is necessary to authorize the execution, delivery and performance by NovaStar of this Agreement and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by NovaStar and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of NovaStar, enforceable against NovaStar in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and by general principles of equity, and (ii) except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities Laws or the policies underlying such Laws.

(b) The board of directors of NovaStar, at a meeting duly called and held, has (i) approved this Agreement and the Transactions and (ii) resolved to recommend that NovaStar Common Stock Shareholders, NovaStar Series C Shareholder and NovaStar Series D Shareholders vote to approve the proposals required to effect the Transactions.

Section 3.3  Non-Contravention.

(a) Neither the execution and delivery of this Agreement by NovaStar nor the consummation by NovaStar of the Transactions, nor compliance by NovaStar with any of the provisions of this Agreement, will (i) conflict with or result in any violation or breach of or default (with or without notice or lapse of time, or both) under any articles of incorporation, bylaws or similar organizational documents of NovaStar, (ii) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to NovaStar, or (iii) conflict with or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under or give rise to a right of, or result in, termination, modification, cancellation, recapture or acceleration of any obligation or to the loss of a benefit, or result in the creation of any Lien in or upon or with respect to, any of the properties or other assets of NovaStar, under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, contract or other agreement (each, a “NovaStar Contract”) to which NovaStar is a party, except in the case of clauses (ii) and (iii), for such violations, defaults or conflicts as would not, individually or in the aggregate, have a NovaStar Material Adverse Effect. Other than as would not result in a NovaStar Material Adverse Effect, none of the Transactions will constitute a “change of control” of NovaStar for purposes of Treasury Regulation § 1.382.

(b) Except as would not, individually or in the aggregate, have a NovaStar Material Adverse Effect, NovaStar (i) is not in violation of its articles of incorporation, bylaws or similar organizational documents, (ii) is not in default in the performance of any NovaStar Contract to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any Law applicable to NovaStar.

Section 3.4  Governmental Approvals.  Except for filings required under, and compliance with other applicable requirements of, (a) the Securities Act and the Exchange Act and (b) the filing of the Amended and Restated NovaStar Articles of Incorporation with the Secretary of State of the State of Maryland (the “NovaStar Required Consents”), no material consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by NovaStar or the consummation by NovaStar of the Transactions. As of the date of this Agreement, NovaStar has no knowledge or reason to believe that it will not be able to obtain the NovaStar Required Consents.

Section 3.5  Litigation.  There are no Actions pending, or to the knowledge of NovaStar, threatened, to which NovaStar or any of its Subsidiaries is or may be a party or to which the business or property of NovaStar or any of its Subsidiaries is or may be subject, and there is no statute, rule, regulation or order that has been enacted, adopted or issued by any Governmental Authority or that has been proposed by any Governmental Authority having jurisdiction over NovaStar or its Subsidiaries, (a) that seeks to, and neither NovaStar nor any of its Subsidiaries is subject to any judgments, decrees or orders that, enjoin, prohibit, rescind or restrain any of the Transactions or otherwise prevent NovaStar from complying in all material respects with the terms and provisions of this Agreement or (b) that would, individually or in the aggregate, result in a NovaStar Material Adverse Effect.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF JEFFERIES

Jefferies hereby represents and warrants to NovaStar, on the date of this Agreement and on the Closing Date, as follows:

Section 4.1  Organization; Good Standing.  Each Jefferies Entity is duly organized, validly existing and in good standing under the Laws of the state of Delaware, and has all requisite limited partnership or limited liability company (as the case may be) power and authority necessary to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, except for such failures to be duly organized, validly existing or in good standing or to have corporate power or corporate authority that, individually or in the aggregate, would not have a Jefferies Material Adverse Effect. Jefferies is duly licensed or qualified to do business and is in good standing (or equivalent status) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing (or equivalent status) would not, individually or in the aggregate, have a Jefferies Material Adverse Effect.

Section 4.2  Authorization.  Each Jefferies Entity has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by each Jefferies Entity of this Agreement, and the consummation by it of the Transactions, have been duly authorized and approved by all necessary limited partnership or limited liability company action, as the case may be, on its part, no other limited partnership or limited liability company action or proceedings, as the case may be, on its part are necessary to authorize the execution, delivery and performance by it of this Agreement and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by each Jefferies Entity and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and by general principles of equity, and (ii) except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities Laws or the policies underlying such Laws.

Section 4.3  Non-Contravention.

(a) Neither the execution and delivery of this Agreement by Jefferies nor the consummation by Jefferies of the Transactions, nor compliance by Jefferies with any of the provisions of this Agreement, will (i) conflict with or result in any violation or breach of or default (with or without notice or lapse of time, or both) under any organizational documents of a Jefferies Entity, (ii) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to a Jefferies Entity, or (iii) conflict with or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under or give rise to a right of, or result in, termination, modification, cancellation, recapture or acceleration of any obligation or to the loss of a benefit, or result in the creation of any Lien in or upon or with respect to, any of the properties or other assets of a Jefferies Entity, under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, contract or other agreement (each, a “Jefferies Contract”) to which a Jefferies Entity is a party, except in the case of clauses (ii) and (iii), for such violations, defaults or conflicts as would not, individually or in the aggregate, have a Jefferies Material Adverse Effect.

(b) Except as would not, individually or in the aggregate, have a Jefferies Material Adverse Effect, no Jefferies Entity (i) is not in violation of its organizational documents, (ii) is not in default in the performance of any Jefferies Contract to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any Law applicable to it.

Section 4.4  Governmental Approvals.  No material consents or approvals of, or material filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by any Jefferies Entity or the consummation by a Jefferies Entity of the Transactions.

Section 4.5  Litigation.  There are no Actions pending, or to the knowledge of Jefferies, threatened, to which any Jefferies Entity or any of its Subsidiaries is or may be a party or to which the business or property of any Jefferies Entity or any of its Subsidiaries is or may be subject, and there is no statute, rule, regulation or order that has been enacted, adopted or issued by any Governmental Authority or that has been proposed by any Governmental Authority having jurisdiction over any Jefferies Entity or its Subsidiaries, (a) that seeks to, and neither any Jefferies Entities nor any of its Subsidiaries is subject to any judgments, decrees or orders that, enjoin, prohibit, rescind or restrain any of the Transactions or otherwise prevent such Jefferies Entity from complying in all material respects with the terms and provisions of this Agreement or (b) that would, individually or in the aggregate, result in a Jefferies Material Adverse Effect.

Section 4.6  Title.  As of the date of this Agreement, Jefferies has good and valid title, in the aggregate, to 1,050,000 shares of Series D Preferred free and clear of any Liens.

Section 4.7  Investor Representations.  Taking into account its personnel and resources, Jefferies is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the Exchange, including investments in securities issued by NovaStar. Jefferies is an “accredited investor,” as defined in Rule 501 under the Securities Act. Jefferies also acknowledges that the certificates for the Privately Placed Stock may contain legends regarding a shareholder rights plan and restrictions on the right to resell the securities without registration or an applicable exemption from registration.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF MASS MUTUAL

Mass Mutual hereby represents and warrants to NovaStar, on the date of this Agreement and on the Closing Date, as follows:

Section 5.1  Organization; Good Standing.  Mass Mutual is duly organized, validly existing and in good standing under the Laws of the state of Massachusetts, and has all requisite corporate power and corporate authority necessary to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, except for such failures to be duly organized, validly existing or in good standing or to have corporate power or corporate authority that, individually or in the aggregate, would not have a Mass Mutual Material Adverse Effect. Mass Mutual is duly licensed or qualified to do business and is in good standing (or equivalent status) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing (or equivalent status) would not, individually or in the aggregate, have a Mass Mutual Material Adverse Effect.

Section 5.2  Authorization.  Mass Mutual has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by Mass Mutual of this Agreement, and the consummation by it of the Transactions, have been duly authorized and approved by all necessary corporate action on the part of Mass Mutual (including, if applicable, by its board of directors), no other corporate action or proceedings on the part of Mass Mutual is necessary to authorize the execution, delivery and performance by Mass Mutual of this Agreement and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by Mass Mutual and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of Mass Mutual, enforceable against Mass Mutual in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer or similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally and by general principles of equity, and (ii) except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities Laws or the policies underlying such Laws.

Section 5.3  Non-Contravention.

(a) Neither the execution and delivery of this Agreement by Mass Mutual nor the consummation by Mass Mutual of the Transactions, nor compliance by Mass Mutual with any of the provisions of this Agreement, will (i) conflict with or result in any violation or breach of or default (with or without notice or lapse of time, or both) under any articles of incorporation, bylaws or similar organizational documents of Mass Mutual, (ii) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Mass Mutual, or (iii) conflict with or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under or give rise to a right of, or result in, termination, modification, cancellation, recapture or acceleration of any obligation or to the loss of a benefit, or result in the creation of any Lien in or upon or with respect to, any of the properties or other assets of Mass Mutual, under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, contract or other agreement (each, a “Mass Mutual Contract”) to which Mass Mutual is a party, except in the case of clauses (ii) and (iii), for such violations, defaults or conflicts as would not, individually or in the aggregate, have a Mass Mutual Material Adverse Effect.

(b) Except as would not, individually or in the aggregate, have a Mass Mutual Material Adverse Effect, Mass Mutual (i) is not in violation of its articles of incorporation, bylaws or similar organizational documents, (ii) is not in default in the performance of any Mass Mutual Contract to which it is a party or by which it is bound or to which any of its properties is subject or (iii) is in violation of any Law applicable to Mass Mutual.

Section 5.4  Governmental Approvals.  No material consents or approvals of, or material filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by Mass Mutual or the consummation by Mass Mutual of the Transactions.

Section 5.5  Litigation.  There are no Actions pending, or to the knowledge of Mass Mutual, threatened, to which Mass Mutual or any of its Subsidiaries is or may be a party or to which the business or property of Mass Mutual or any of its Subsidiaries is or may be subject, and there is no statute, rule, regulation or order that has been enacted, adopted or issued by any Governmental Authority or that has been proposed by any Governmental Authority having jurisdiction over Mass Mutual or its Subsidiaries, (a) that seeks to, and neither Mass Mutual nor any of its Subsidiaries is subject to any judgments, decrees or orders that, enjoin, prohibit, rescind or restrain any of the Transactions or otherwise prevent Mass Mutual from complying in all material respects with the terms and provisions of this Agreement or (b) that would, individually or in the aggregate, result in a Mass Mutual Material Adverse Effect.

Section 5.6  Title.  As of the date of this Agreement, Mass Mutual has good and valid title to 1,050,000 shares of Series D Preferred free and clear of any Liens.

Section 5.7  Investor Representations.  Taking into account its personnel and resources, Mass Mutual is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the Exchange, including investments in securities issued by NovaStar. Mass Mutual is an “accredited investor,” as defined in Rule 501 under the Securities Act. Mass Mutual also acknowledges that the certificates for the Privately Placed Stock may contain legends regarding a shareholder rights plan and restrictions on the right to resell the securities without registration or an applicable exemption from registration.

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.1  NovaStar Shareholder Meetings.  NovaStar shall, in accordance with applicable Law and its articles of incorporation and bylaws, duly call, give notice of, convene and hold meetings of the NovaStar Common Stock Shareholders, the NovaStar Series C Preferred Shareholders and the NovaStar Series D Preferred Shareholders (the “NovaStar Shareholder Meetings”), on a date selected by NovaStar, in its discretion, for the purpose of obtaining the NovaStar Shareholder Approvals, and, shall take all lawful action to solicit the NovaStar Shareholder Approvals.

Section 6.2  Efforts; Cooperation.

(a) Each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions and to cooperate with the other in connection with the foregoing, including using its reasonable best efforts (i) to make promptly any filings that may be required under applicable Law or by any Governmental Authority, and to supply promptly any additional information or documentary material that may be requested by a Governmental Authority, if any, (ii) to obtain all other consents, approvals and authorizations that are required to be obtained under any federal, state, local or foreign Law or regulation, (iii) to lift or rescind at NovaStar’s expense any injunction or restraining order or other order adversely affecting the ability of the parties to this Agreement to consummate the transactions contemplated by this Agreement, (iv) to effect as promptly as practicable all necessary registrations, filings and responses to requests for additional information or documentary material from a Governmental Authority, if any, and (v) to fulfill all conditions to this Agreement.

(b) Further, and without limiting the generality of the rest of this Section, each of Jefferies and Mass Mutual shall promptly (i) furnish to NovaStar such necessary information and reasonable assistance as NovaStar may request in connection with the foregoing, (ii) inform NovaStar of any communication from any Governmental Authority regarding any of the Transactions or related filings or approvals, and (iii) provide counsel for NovaStar with copies of all filings made by such party, and all correspondence between such party (and its advisors) with any Governmental Authority and any other information supplied by such party and such party’s Subsidiaries to a Governmental Authority or received from such a Governmental Authority in connection with the transactions contemplated by this Agreement, provided, however, that materials may be redacted (x) as necessary to comply with contractual arrangements and (y) as may be necessary to address any reasonable concerns relating to classified, privileged or confidential information.

(c) In the event that any Action is instituted (or threatened to be instituted) by a Governmental Authority or private party challenging any of the Transactions, each of the parties shall cooperate with each other and use its respective commercially reasonable efforts at NovaStar’s expense to contest and resist any such Action and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.

Section 6.3  Further Assurances.  Each of the parties agrees that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be reasonably necessary to carry out the purposes and intents of this Agreement.

Section 6.4  Confidentiality.  Each of the parties shall keep, and shall cause its Representatives to keep, confidential all information concerning the other parties in its possession, its custody or under its control (except to the extent that (a) such information is then in the public domain through no fault of such party, (b) such information has been lawfully acquired from other sources by such party or (c) this Agreement or any other agreement entered into pursuant hereto or thereto permits the use or disclosure of such information) and each party shall not, and shall cause its Representatives not to (without the prior written consent of the other party), otherwise release or disclose such information to any other Person, except such party’s Representatives, unless compelled to disclose such information by judicial or administrative process or unless such disclosure is required by Law and such party has used all commercially reasonable efforts to consult with the other affected party or parties prior to such disclosure at the expense of the other affected party or parties, and in such case shall exercise all commercially reasonable efforts to obtain reliable assurance that such information will be accorded confidential treatment.

Section 6.5  Public Announcements.  The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the parties hereto. No public release, announcement or other public disclosure (including pursuant to Rule 425 of the Securities Act, to the extent practicable) concerning the Transactions shall be issued by any party without the prior written consent of the other parties (which shall not be unreasonably withheld or delayed), except as such release or announcement may be required by Law or the rules or regulations of any U.S. securities exchange, in which case the party required to make the release or announcement shall use its commercially reasonable efforts to allow the other party reasonable time to comment on the release or announcement in advance of such issuance and shall consider and address in good faith the views and comments made by such other party regarding any such release, announcement or other public disclosure.

Section 6.6  Litigation Cooperation.  Each of the parties (with the Jefferies Entities constituting one party for the purpose of this Section 6.6) shall use commercially reasonable efforts to make available to the other party or parties, upon written request and at the expense of the other party or parties, its officers, directors, employees and agents as witnesses to the extent such Persons may reasonably be required in connection with any Action arising out of the Transactions; provided that such Action does not involve a claim by any party against the other parties.

Section 6.7  Voting of Series D Preferred.

(a) From the date of this Agreement until the earlier of Closing Date or the termination of this Agreement in accordance with its terms, each of Jefferies and Mass Mutual agrees that it, and each of its applicable Subsidiaries, shall be present, in person or by proxy, at each and every shareholders meeting of NovaStar, and otherwise cause all shares of the Series D Preferred held by it to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent, or cause to be voted or consented, all shares of the Series D Preferred owned directly or indirectly by it or its Subsidiaries (i) in favor of any proposal to implement the Transactions, which is presented at any of the NovaStar Shareholder Meetings or any such other meeting and (ii) against any proposal, action or transaction involving or affecting NovaStar that would reasonably be expected to prevent, impede or delay the consummation of the Transactions (collectively, ‘‘Frustrating Transactions”); provided that NovaStar shall send written notice to Jefferies and Mass Mutual of any proposal that NovaStar considers to be a Frustrating Transaction at least 10 Business Days prior to the vote on any such Frustrating Transaction.

(b) Each of Jefferies and Mass Mutual shall, and shall cause its applicable Subsidiaries to, grant an irrevocable proxy, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to NovaStar or its designees to vote in favor of any proposal to implement the Transactions any shares of Series D Preferred held by Jefferies or Mass Mutual, as applicable or any of its applicable Subsidiaries at any of the NovaStar Shareholder Meetings until such time as this Agreement shall terminate or the Exchange shall have closed.

(c) Each of Jefferies and Mass Mutual agrees to, and shall cause its applicable Subsidiaries to, perform such further acts and execute such further instruments as may be reasonably necessary to vest in NovaStar the power to carry out and give effect to the provisions of this Section.

Section 6.8  Tax Matters.  Each of the parties shall use reasonable best efforts to obtain at NovaStar’s expense any Supplemental IRS Ruling relating to the Transactions that NovaStar may request (whether prior to, during, or following the Transactions) as promptly as practicable. In connection with the foregoing, Jefferies and Mass Mutual shall (i) promptly furnish to NovaStar such necessary information and reasonable assistance as NovaStar may request in connection with the foregoing, (ii) promptly inform NovaStar of any communication from the IRS regarding the IRS Ruling or any Supplemental IRS Ruling, (iii) make any filings with, or submissions of information to, the IRS regarding the IRS Ruling or any Supplemental IRS Ruling, (iv) promptly provide NovaStar with copies of all filings and information submissions made with the IRS and all correspondence and information received from the IRS in connection with the IRS Ruling, any Supplemental IRS Ruling or the Transactions, and (v) cooperate to obtain any Supplemental IRS Ruling. NovaStar shall, subject to applicable Law, permit counsel for Jefferies and Mass Mutual to review in advance, and consider in good faith any proposed communication to the IRS in connection with the IRS Ruling or any Supplemental IRS Ruling and the Transactions.

Section 6.9  Lock-Up Period.

(a) During the period commencing on the date of this Agreement and ending on the earlier of (i) the termination of this Agreement in accordance with its terms or (ii) in the event of completion of the Exchange, the earlier to occur of (A) the third (3rd) anniversary of the Closing Date, (B) such point that an “Ownership Change” under § 1.382 of the applicable Treasury Regulations occurs and with respect to Jefferies only when such an “Ownership Change” occurs at no fault of Jefferies and with respect to Mass Mutual only when such an “Ownership Change” occurs at no fault of Mass Mutual, (C) such point at which NovaStar’s board of directors takes such action that will result in an Ownership Change under § 1.382 of the applicable Treasury Regulations, or (D) such point at which the NovaStar board of directors reasonably determines and declares that NovaStar’s net operating loss tax benefits will not be realized in whole or in part, (such period, the “Lock-Up Period”), except as otherwise contemplated or permitted by this Agreement, neither Jefferies nor Mass Mutual shall not, nor shall it authorize, permit or direct its Affiliates or Subsidiaries to, during the Lock-Up Period, without the prior written consent of NovaStar, directly or indirectly (x) offer, pledge, transfers, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock, Series C Preferred or Series D Preferred, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock, Series C Preferred or Series D Preferred.

(b) During the Lock-Up Period, so long as it does not result in a “testing date” under § 1.382-2 of the applicable Treasury Regulations, Mass Mutual may transfer Common Stock to any wholly owned Mass Mutual Subsidiary that is part of its consolidated group of companies without violating Section 6.9(a).

(c) During the Lock-Up Period, so long as it is effected with the agreement of NovaStar (which will not be unreasonably withheld, provided that seeking the confirmation of NovaStar’s outside tax consultants that such a transfer will not impair NovaStar’s existing net operating losses shall not be unreasonable) that it does not result in an increase in the “ownership shift percentage” under § 1.382-2T of the applicable Treasury Regulations, Jefferies may distribute Common Stock pro rata to the investors of the Jefferies’ funds owning the Common Stock after the Exchange without violating Section 6.9(a).

(d) After the Closing Date and until the earlier to occur of (i) the end of the Lock-Up Period or (ii) the closing of the next annual meeting of shareholders, including any adjournments or postponements thereto, Jefferies agrees that it, and each of its applicable Subsidiaries, shall be present, in person or by proxy, at each and every shareholders meeting of NovaStar, and otherwise cause all shares of the Common Stock held by it to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent, or cause to be voted or consented, all shares of the Common Stock owned directly or indirectly by it or its Subsidiaries in favor of the nominees to NovaStar’s board of directors receiving the recommendation of the existing board of directors and, if applicable, in favor of a Company proposal seeking ratification of a shareholder rights agreement designed to protect the Company’s net operating losses.

(e) After the Closing Date and until the earlier to occur of (i) the end of the Lock-Up Period or (ii) the closing of the next annual meeting of shareholders, including any adjournments or postponements thereto, Mass Mutual agrees that it, and each of its applicable Subsidiaries, shall be present, in person or by proxy, at each and every shareholders meeting of NovaStar, and otherwise cause all shares of the Common Stock held by it to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent, or cause to be voted or consented, all shares of the Common Stock owned directly or indirectly by it or its Subsidiaries in favor of the nominees to NovaStar’s board of directors receiving the recommendation of the existing board of directors and, if applicable, in favor of a Company proposal seeking ratification of a shareholder rights agreement designed to protect the Company’s net operating losses.

Section 6.10  Board Rights.

(a) After the Closing Date and during the Lock-Up Period, Jefferies and Mass Mutual, each shall be entitled to designate either one board observer (“Board Observer”) or director of the Company (“Board Director”). The designation of any individual to act as a Board Observer or Board Director shall be made in writing in accordance with Section 9.4 and must identify the individual and make clear whether such person will act as a Board Observer or Board Director. For the avoidance of doubt, any Board Director appointed under this Section 6.10 shall have the same rights, obligations and duties as any other director on the Company’s board of directors, except as set forth below.

(b) The Company will provide any Board Observer with prior notice of the time and place of any proposed meeting of the board and any proposed action by written consent of the board. In addition, the Company will provide any Board Observer with copies of any documents that are provided by the Company to members of the board in connection with any meeting of the board or action by written consent of the board. All such notices of meetings and written materials shall be delivered to the Board Observers at the same time and in the same format as the notice of meetings and written materials delivered to applicable members of the board. The Board Observers shall be entitled to attend any board meeting, including a meeting to be held by telephone conference, and to participate therein, but the foregoing right of attendance or participation shall not include the right to vote on any matter presented to the board. Any information provided to a Board Observer as a result of the rights under this Section 6.10 shall be treated by such Board Observer in the same manner as if such Board Observer had obtained such information as a member of the board. Notwithstanding the foregoing, the Company reserves the right to withhold any information, documents or notices and to exclude any Board Observer from any board meeting or committee meeting or any portion thereof if access to such information or documents or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in the disclosure of trade secrets or a conflict of interest. Prior to the designation of any individual to act as a Board Observer, such individual shall enter into a confidentiality agreement with the Company on terms reasonably acceptable to the Company and Jefferies or Mass Mutual, as applicable.

(c) In the event either Jefferies or Mass Mutual exercises its right to appoint a Board Director, as provided under Section 6.10(a), as soon as reasonably practicable after such designation the Company shall use its reasonable best efforts to expand its board of directors by one position and appoint the individual designated by Jefferies or Mass Mutual, as applicable, to fill the newly created position. Jefferies and Mass Mutual each shall also have the right to notify the Company of its intent to remove from the board the Board Director so designated, and the Company shall use its reasonable best efforts to take all actions necessary to effect such removal. If a vacancy is to occur on the board of directors arising from the removal, resignation, death or incapacity of a Board Director, Jefferies or Mass Mutual, as applicable, shall have the sole right to designate a new director to fill such vacancy. The Company shall take all actions necessary to fill such a vacancy with the replacement director promptly upon notice.

(d) So long as any Board Director serves on the board of directors, the Company shall maintain directors and officers indemnity insurance coverage for the Board Director on the same basis as which it is provided to other members of the board.

(e) Notwithstanding any Company policy regarding the payment of non-cash compensation to its directors, Board Directors shall not be eligible to receive any non-cash compensation, including stock or stock options.

ARTICLE VII

SURVIVAL AND INDEMNIFICATION

Section 7.1  Survival.  Except as otherwise contemplated by this Agreement, all covenants, representations, warranties and agreements of the parties contained in this Agreement, or in any certificate, document or other instrument delivered in connection with this Agreement, shall survive the consummation of the Transactions.

Section 7.2  Indemnification by NovaStar.  NovaStar shall indemnify, defend and hold harmless each of Jefferies and Mass Mutual and their respective Subsidiaries, respective Affiliates, each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing from and against:

(a) any and all Losses to the extent arising out of, attributable to or resulting from any breach or inaccuracy of any representation or warranty of NovaStar contained in this Agreement or in any certificate delivered pursuant to this Agreement; and

(b) any and all Losses to the extent arising out of, attributable to or resulting from any breach of any covenant or agreement to be performed by NovaStar contained in this Agreement or in any certificate delivered pursuant to this Agreement.

Section 7.3  Indemnification by Jefferies.  Jefferies shall indemnify, defend and hold harmless NovaStar, its Subsidiaries, Affiliates, each of their respective directors, officers, employees and agents, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “NovaStar Indemnified Parties”) from and against:

(a) any and all Losses to the extent arising out of, attributable to or resulting from any breach or inaccuracy of any representation or warranty of Jefferies contained in this Agreement or in any certificate delivered pursuant to this Agreement; and

(b) any and all Losses to the extent arising out of, attributable to or resulting from any breach of any covenant or agreement to be performed by Jefferies contained in this Agreement or in any certificate delivered pursuant to this Agreement.

Section 7.4  Indemnification by Mass Mutual.  Mass Mutual shall indemnify, defend and hold harmless the NovaStar Indemnified Parties from and against:

(a) any and all Losses to the extent arising out of, attributable to or resulting from any breach or inaccuracy of any representation or warranty of Mass Mutual contained in this Agreement or in any certificate delivered pursuant to this Agreement; and

(b) any and all Losses to the extent arising out of, attributable to or resulting from any breach of any covenant or agreement to be performed by Mass Mutual contained in this Agreement or in any certificate delivered pursuant to this Agreement.

Section 7.5  Notice; Procedure for Third-Party Claims.

(a) Any Person entitled to indemnification under this Agreement (an ‘‘Indemnified Party”) may seek indemnification for any Loss or potential Loss by giving written notice to the applicable party or parties from whom indemnification is sought (the “Indemnifying Party”), specifying (i) the representation, warranty, covenant or other agreement that is alleged to have been inaccurate, to have been breached or to have given rise to indemnification, (ii) the basis for such allegation and (iii) if known, the aggregate amount of the Losses for which a claim is being made under this Article VII or, to the extent that such Losses are not known or have not been incurred at the time such claim is made, an estimate, prepared in good faith, of the aggregate potential amount of such Losses. Written notice to such Indemnifying Party of the existence of a claim shall be given by the Indemnified Party as soon as practicable after the Indemnified Party first receives notice of the potential claim; provided that any failure to provide such prompt notice of the existence of a claim to the applicable Indemnifying Party shall not affect the Indemnified Party’s right to seek indemnification pursuant to this Article VI except and only to the extent that such failure results in a lack of actual notice to the Indemnifying Party and such Indemnifying Party has been materially prejudiced as a result of such delay.

(b) In the case of any claim asserted by a Person that is not a party to this Agreement against an Indemnified Party (a “Third-Party Claim”), the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of such Third-Party Claim and any litigation or proceeding resulting therefrom; provided that (i) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party and (ii) the Indemnified Party may participate in such defense at such Indemnified Party’s expense. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any Third-Party Claim, shall consent to entry of any judgment or enter into any settlement. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any Third-Party Claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to impair the ability of Jefferies, Mass Mutual or NovaStar, or their respective Affiliates, to conduct their businesses or impair their respective reputations or business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party; provided that, if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand at the sole expense of the Indemnifying Party and without affecting its right to indemnification hereunder. In any event, Jefferies, Mass Mutual and NovaStar shall reasonably cooperate in the defense of any Third-Party Claim subject to this Article VII, and the records of each shall be made reasonably available to the other with respect to such defense, subject to reasonable restrictions for classified, privileged or confidential information and consistent with applicable Law and in accordance with the procedures established by such party.

Section 7.6  Remedies Not Exclusive.  The remedies provided in this Article VII shall be cumulative and shall not preclude assertion by any Indemnified Party of any and all other rights or the seeking of any and all other remedies against the Indemnifying Party; provided that no Person may recover more than once for a Loss it has incurred.

ARTICLE VIII

TERMINATION

Section 8.1  Termination.  This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing Date:

(a) by mutual written consent of Jefferies, Mass Mutual and NovaStar;

(b) by either Jefferies, Mass Mutual or NovaStar:

(i) if the Exchange shall not have been consummated on or prior to June 30, 2011 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a significant cause of, or resulted in, the Offer or Exchange not being consummated on or prior to the Termination Date;

(ii) if a Restraint prohibiting any material part of the Transactions shall have become final and nonappealable; or

(iii) if the NovaStar Shareholder Approvals shall not have been obtained upon the completion of any of the NovaStar Shareholder Meetings (including any adjournment thereof);

(c) by NovaStar, if Jefferies or Mass Mutual have breached or failed to perform any of its representations, warranties, covenants or other obligations set forth in this Agreement, which breach or failure to perform would result in the failure of the conditions set forth in Annex A and is not cured, or cannot be cured, within 30 calendar days (or if the Termination Date is less than 30 calendar days from such breach or failure to perform a representation, warranty, covenant or other obligation within the period remaining to the Termination Date); or

(d) by either Jefferies or Mass Mutual, if NovaStar has breached or failed to perform any of its representations, warranties, covenants or other obligations set forth in this Agreement, which breach or failure to perform would result in the failure of the conditions set forth in Annex A and is not cured, or cannot be cured, within 30 calendar days (or if the Termination Date is less than 30 calendar days from such breach or failure to perform a representation, warranty, covenant or other obligation within the period remaining to the Termination Date).

Section 8.2  Effect of Termination.  In the event of the termination of this Agreement as provided in Section 8.1, written notice of such termination shall be given to the other party or parties, specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Sections 6.4 and 6.6, and Articles VII, VIII and IX, all of which shall survive termination of this Agreement in accordance with their terms), and there shall be no liability or other obligation on the part of Jefferies, Mass Mutual or NovaStar or their respective Subsidiaries, or its or their respective Affiliates, stockholders or shareholders, controlling persons or Representatives, except nothing shall relieve Jefferies, Mass Mutual or NovaStar from (a) their respective liabilities or other obligations set forth in Sections 6.4 and 6.6, and Articles VII (assuming with respect to a Third-Party Claim the survival of their respective warranties, representations and covenants), VIII and IX or (b) liability for any willful and material breach by such party of its covenants under this Agreement to be performed.

ARTICLE IX

MISCELLANEOUS

Section 9.1  Entire Agreement.  This Agreement, including Annex A and Annex B hereto, shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

Section 9.2  Counterparts.  This Agreement may be executed and delivered (including by facsimile transmission) in multiple counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or electronic transmission shall be considered original executed counterparts for purposes of this Section 9.2; provided that receipt of copies of such counterparts is confirmed.

Section 9.3  Expenses.  Except as otherwise expressly set forth in this Agreement, whether the Transactions are consummated or not, all legal and other costs and expenses to the extent incurred in connection with, arising out of, or relating to this Agreement, shall be paid by the party incurring such costs and expenses.

Section 9.4  Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

To   Jefferies Capital Partners IV L.P,
Jefferies Employee Partners IV LLC and/or
JCP Partners IV LLC:

Jefferies Capital Partners
520 Madison Avenue
New York, NY 10022

with a copy to (which shall not constitute notice):

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982
Attention: Melvin Epstein, Esq.

To   Mass Mutual:

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Michael Rollings

with a copy to (which shall not constitute notice):

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: General Counsel

To   NovaStar:

NovaStar Financial, Inc.
2114 Central Street, Suite 600
Kansas City, MO 64108
Attention: Rodney Schwatken

with a copy to (which shall not constitute notice):

Bryan Cave LLP
One Kansas City Place
1200 Main Street, Suite 3500
Kansas City, Missouri 64105
Attention: Gregory G. Johnson, Esq.

or such other address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient if received prior to 5 P.M., local time, in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 9.5  Waivers.  No failure or delay by Jefferies, Mass Mutual or NovaStar in exercising any right hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.6  Amendments.  This Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the NovaStar Shareholder Approvals, by written agreement of the parties; provided, however, that following the receipt of the NovaStar Shareholder Approvals, there shall be no amendment or change to the provisions of this Agreement which by Law would require further approval by the NovaStar Shareholders. No amendment to or modification of any provision of this Agreement shall be binding upon any party unless in writing and signed by all parties.

Section 9.7  Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties. Any purported assignment not permitted under this Section shall be null and void.

Section 9.8  Successors and Assigns.  The terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 9.9  No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the parties and their successors and permitted assigns, and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

Section 9.10 Annex A. Annex A shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

Section 9.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS; PROVIDED THAT THE FIDUCIARY DUTIES OF THE NOVASTAR SPECIAL COMMITTEE

AND THE BOARD OF DIRECTORS OF NOVASTAR, AND THE VALIDITY OF ANY CORPORATE ACTION ON THE PART OF NOVASTAR, INCLUDING THE ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND OTHER MATTERS GOVERNED BY THE MGCL SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

Section 9.12  Consent to Jurisdiction; Waiver of Jury Trial.

(a) All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or, in the event that such court does not have subject matter jurisdiction over such action or proceeding, any federal court sitting in the State of Delaware, and the parties to this Agreement irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each of the parties to this Agreement consents to service being made through the notice procedures set forth herein and agrees that service of any process, summons, notice or document by registered mail (return receipt requested and first-class postage prepaid) to the respective addresses of the parties set forth herein shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated by this Agreement. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 9.13  Specific Performance.  The parties agree that irreparable and unquantifiable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, if for any reason Jefferies, Mass Mutual or NovaStar shall have failed to perform its obligations under this Agreement, the breaching party shall not object to the granting of specific performance of the terms and provisions of this Agreement or other equitable relief on the basis that there exists an adequate remedy at law, and the party seeking to enforce this Agreement against such nonperforming party under this Agreement shall be entitled to specific performance and injunctive and other equitable relief, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which they are entitled at Law or in equity. If, notwithstanding the preceding sentence, a court shall require that the non-breaching party prove that such non-breaching party is entitled to specific performance, injunctive or other equitable relief for a breach or non-performance of this Agreement by the other party, the parties agree that a party’s entitlement to such specific performance, injunctive or other equitable relief shall be governed by the preponderance of the evidence standard (and not the clear and convincing evidence or any other higher standard) for the burden of persuasion with respect to a party’s entitlement to such relief.

Section 9.14  Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby; provided, however, that the consummation of the Exchange is conditioned upon and is not severable from the Offer. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:  BABSON CAPITAL MANAGEMENT LLC, its investment advisor

By:	/s/ Jeffrey A. Dominick
Name:     Jeffrey A. Dominick

Title:	Managing Director — Mass Mutual Capital

JEFFERIES CAPITAL PARTNERS IV L.P.
JEFFERIES EMPLOYEE PARTNERS IV LLC
JCP PARTNERS IV LLC

By: JEFFERIES CAPITAL PARTNERS IV LLC,
as manager

By:	/s/ Brian P. Friedman

NOVASTAR FINANCIAL, INC.

By:	/s/ W. Lance Anderson Name: W. Lance Anderson Title: Chairman and Chief Executive Officer

[Signature Page to Exchange Agreement]

ANNEX A

CONDITIONS TO CLOSING THE EXCHANGE

I.	Conditions Waivable Only by All Parties

Notwithstanding any other provisions of the Agreement, none of the parties to the Agreement shall be obligated to complete the Exchange unless each of the following conditions shall be satisfied (or waived by Jefferies, Mass Mutual and NovaStar):

(a) NovaStar Shareholder Approval.  The NovaStar Shareholder Approvals shall have been obtained, including the board structure and representation rights described in the recitals of this Agreement;

(b) IRS Ruling.  There shall be no change in, revocation of, or amendment to the IRS Ruling, any Supplemental IRS Ruling or applicable Law that could reasonably be expected to cause any party to incur any Taxes (other than any de minimis Taxes). There shall be no change in, revocation of, or amendment to the IRS Ruling, any Supplemental IRS Ruling or the applicable Law that could reasonably be expected to impose a limitation on the ability of NovaStar to utilize its net operating losses as a result of the Offer and Exchange, and there shall be no other change in, revocation of, or amendment to such ruling or the applicable law that could reasonably be expected to adversely affect NovaStar;

(c) SEC Filings.  (i) The Form S-4 shall have been declared effective by the SEC and shall not have become subject to a stop order or proceeding seeking a stop order and (ii) the SEC staff shall have no further comments on either the Schedule TO or the Common Stock Proxy Statement;

(d) No Illegality or Injunctions.  There shall not be any temporary, preliminary or permanent Restraints in effect preventing or prohibiting the Exchange;

(e) Governmental Action.  There shall not be instituted or pending any material Action by any Governmental Authority seeking to restrain or prohibit the Offer or Exchange;

(f) 5% Shareholder under Section 382.  No Person or group shall have qualified as or otherwise become a “5-percent shareholder” under Treasury Regulation § 1.382-2T(g);

(g) Closing of the Offer.  The closing of the Offer substantially in accordance with the terms described in the Agreement shall have occurred prior to or concurrently with the closing of the Exchange.

II.	Conditions Waivable by Jefferies and Mass Mutual

Notwithstanding any other provisions of the Agreement, each of Jefferies and Mass Mutual shall not be obligated to complete the Exchange unless each of the following conditions shall be satisfied (or waived by both Jefferies and Mass Mutual):

(a) Representations and Warranties.  The representations and warranties of NovaStar set forth in the Agreement shall be true and correct as of the date of the Agreement and as of the Closing Date as though made on the Closing Date (except to the extent that such representations and warranties expressly relate to a specified date, in which case as of such specified date);

(b) Covenants.  NovaStar shall have performed in all material respects its obligations, agreements or covenants required to be performed by it on or prior to the Closing Date under the Agreement;

(c) Officer’s Certificate.  NovaStar shall have furnished Jefferies and Mass Mutual with a certificate dated as of the Closing Date signed on its behalf by its Chief Executive Officer, Chief Financial Officer, or other duly authorized officer to the effect that the conditions set forth in clauses II.(a) and II.(b) of this Annex A shall have been satisfied.

III. Conditions Waivable by NovaStar

Notwithstanding any other provisions of the Agreement, NovaStar shall not be obligated to complete the Exchange unless each of the following conditions shall be satisfied (or waived by NovaStar):

(a) Representations and Warranties.  The representations and warranties of each of Jefferies and Mass Mutual set forth in the Agreement shall be true and correct as of the date of the Agreement and as of the Closing Date as though made on the Closing Date (except to the extent that such representations and warranties expressly relate to a specified date, in which case as of such specified date);

(b) Covenants.  Each of Jefferies and Mass Mutual shall have performed in all material respects its obligations, agreements or covenants required to be performed by it on or prior to the Closing Date under the Agreement;

(c) Fairness Opinion.  NovaStar’s financial advisor shall have provided a fairness opinion bring down satisfactory to NovaStar’s board of directors;

(d) Material Adverse Effect.  Since the date of execution of the Agreement, there has been no NovaStar Material Adverse Effect;

(e) Officer’s Certificate.  Each of Jefferies and Mass Mutual shall have furnished NovaStar with a certificate dated as of the Closing Date signed on its behalf by its Chief Executive Officer, Chief Financial Officer, or other duly authorized officer, to the effect that the conditions set forth in clauses III.(a) and III.(b) of this Annex A shall have been satisfied.

The capitalized terms used in this Annex A shall have the meanings set forth in the Agreement to which it is annexed, except that the term “Agreement” shall be deemed to refer to the agreement to which this Annex A is annexed

ANNEX B

FORM OF REGISTRATION RIGHTS AND SHAREHOLDERS AGREEMENT

This REGISTRATION RIGHTS AND SHAREHOLDERS AGREEMENT, dated as of [          ] (this ‘‘Agreement”), is made by and among NovaStar Financial, Inc., a Maryland corporation (the ‘‘Company”), Massachusetts Mutual Life Insurance Company, a mutual life insurance company (“Mass Mutual”), Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC (collectively “Jefferies”; and together with Mass Mutual, collectively, the “Investors”).

RECITALS:

A. The Company and the Investors have agreed to exchange (the “Exchange”) an aggregate of 2,100,000 shares of 9.00% Series D-1 Mandatory Convertible Preferred Stock, par value $0.01 per share of the Company held by the Investors for 37,161,600 newly-issued shares of common stock, par value $0.01 per share of the Company (the “Common Shares”) and $1,377,000 in cash pursuant to the Exchange Agreement, dated as of December 10, 2010 (the “Exchange Agreement”), by and between the Company and the Investors.

B. Under the Exchange Agreement, the Company and the Investors agreed to execute this Agreement upon the closing of the Exchange.

C. Capitalized terms used in this Agreement and not otherwise defined are used as defined in Section 11.

AGREEMENT

Now, therefore, the parties hereto agree as follows:

1. Demand Registrations.

(a) Requests for Registration.  Upon the earlier to occur of (A) the third (3rd) anniversary of the date of this Agreement, (B) an “Ownership Change” of the Company occurs under § 1.382 of the applicable regulations promulgated under Code and with respect to Jefferies only when such an “Ownership Change” occurs at no fault of Jefferies and with respect to Mass Mutual only when such an “Ownership Change” occurs at no fault of Mass Mutual, (C) the Company’s board of directors takes such action that will result in an Ownership Change under § 1.382 of the applicable regulations promulgated under the Code, or (D) the Company’s board of directors reasonably determines and declares that the Company’s net operating loss tax benefits will not be realized in whole or in part (the time period prior to satisfaction of A, B, C or D above, the “Lock-Up Period”), the Required Investor Holders may request in writing that the Company effect the registration (a “Demand Registration”) of all or any part of the Registrable Securities held by such Required Investor Holders, specifying the intended method of disposition thereof (a ‘‘Registration Request”) by filing with the Commission a Demand Registration Statement. Promptly after its receipt of any Registration Request, but no later than 10 days after receipt of such Registration Request, the Company will give written notice of such request to all other Holders of, and will use its reasonable best efforts to register, as expeditiously as practicable following a Registration Request in accordance with the provisions of this Agreement, all Registrable Securities (subject to any reduction pursuant to Section 1(f)) that have been requested to be registered by the Initiating Holders in the Registration Request or by any other Holders by written notice to the Company given within 20 days after the date the Company has given such Holders notice of the Registration Request to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Registration Request or further requests (including, without limitation, only with respect to a Registration Request of the Required Investor Holders, by means of a shelf registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) if so requested and if the Company is then eligible to use such a registration). The Company shall use its reasonable best efforts to have such Demand Registration Statement declared effective by the Commission as soon as practicable after the filing thereof and to keep such Demand Registration Statement continuously effective for the period specified in Section 3. The Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.

(b) Limitation on Demand Registrations.  Other than as provided in Section 1(c), the Company will not be obligated to effect or pay the Registration Expenses of more than two registrations requested by each of Mass Mutual (together with its Affiliates), and Jefferies (together with its Affiliates), pursuant to this Section 1; provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration for which the Company is required to pay Registration Expenses the number of Registrable Securities requested to be registered by the Holders by reason of Section 1(f); provided, further, that a request for registration will not count for the purposes of this limitation if (i) the Majority Holders of the Registration determine in good faith to withdraw (x) such Registration Request prior to the filing of a Demand Registration Statement or (y) such Demand Registration Statement (prior to the effective date of the Demand Registration Statement relating to such request) due to (1) regulatory reasons, (2) because of a material adverse change in the business, financial condition or prospects of the Company or (3) due to the exercise by the Company of its rights under Section 1(d) hereof, (ii) the Registration Statement relating to such request is not declared effective within 90 days (in any case where the Commission has no comments on the Registration Statement) or 180 days (in any case where the Commission has comments on the Registration Statement) of the date such registration statement is first filed with the Commission (other than solely by reason of Holders refusing to proceed) and the Majority Holders of the Registration withdraw such Registration Request prior to the effective date of the Demand Registration Statement relating to such request, (iii) prior to the sale of at least 90% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the Majority Holders of the Registration within 30 days of the date of such order, (iv) more than 10% of the Registrable Securities requested by the Required Investor Holders to be included in the registration are not so included pursuant to Section 1(f), or (v) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the Required Investor Holders). Notwithstanding the foregoing, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of whether or not such request counts toward the limitation set forth above until such limit is reached.

(c) Short-Form Registrations.

(i) S-3 Registration.  After the end of the Lock-Up Period, if at any time (A) one or more Holders of Registrable Securities request that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such Holder or Holders, the reasonably anticipated aggregate price to the public of which would exceed $10,000,000, and (B) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such securities, then the Company shall, as expeditiously as practicable following such request, use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the intended methods of disposition specified in such request or any related subsequent requests (including, without limitation, by means of a Shelf Registration) the Registrable Securities specified in such request and any related subsequent requests; provided, that if such registration is for an Underwritten Offering, the terms of Sections 1(e) and 1(f) shall apply (and any reference to “Demand Registration” therein shall, for purposes of this Section 1(c), instead be deemed a reference to “S-3 Registration”). Whenever the Company is required by this Section 1(c) to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Sections 1(a) and 1(g) (including but not limited to the requirements that the Company (A) notify all Holders of Registrable Securities from whom such request for registration has not been received and provide them with the opportunity to participate in the offering and (B) use its reasonable best efforts to have a Registration Statement in connection with such S-3 Registration declared and remain effective for the time period specified herein) shall apply to such registration (and any reference in such Sections 1(e) and 1(f) to “Demand Registration” shall, for purposes of this Section 1(c)(i), instead be deemed a reference to “S-3 Registration”). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 1(c) within 90 days after the effective date of a Registration Statement filed by the Company covering a firm commitment Underwritten Offering in which the Holders of Registrable Securities shall have been entitled to join pursuant to this Agreement in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested (subject to any reduction pursuant to Section 1(f)). There is no limitation on the number of S-3 Registrations that the Company is obligated to effect in response to Holders’ requests for S-3 Registrations, and S-3 Registrations shall not count as Demand Registrations for purposes of Section 1(a) or otherwise reduce the number of Demand Registrations to which the Holders are entitled. The Company will pay all Registration Expenses incurred in connection with any S-3 Registration.

(ii) Shelf Registration.  If a request made pursuant to Section 1(a) or 1(c) is for a Shelf Registration, the Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective through the date on which all of the Registrable Securities covered by such Shelf Registration may be sold pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect); provided, however, that prior to the termination of such Shelf Registration, the Company shall first furnish to each Holder of Registrable Securities participating in such Shelf Registration (i) an opinion, in form and substance satisfactory to the Majority Holders of the Registration, of counsel for the Company satisfactory to the Majority Holders of the Registration stating that such Registrable Securities are freely saleable pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect) or (ii) a “No-Action Letter” from the staff of the Commission stating that the Commission would not recommend enforcement action if the Registrable Securities included in such Shelf Registration were sold in a public sale other than pursuant to an effective registration statement.

(d) Restrictions on Demand Registrations.  The Company may postpone for a reasonable period of time the filing of a Prospectus or the effectiveness of a Registration Statement for a Demand Registration or S-3 Registration if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer of the Company, following consultation with, and after obtaining the good faith approval of, the board of directors (the “Board”) of the Company, stating that the Company believes that such Demand Registration or S-3 Registration would have a material adverse effect on any proposal by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, or otherwise would require disclosure of a material corporate development that the Company is not otherwise required to disclose, and which disclosure would be detrimental to the Company and its shareholders or would have a material adverse effect on the business, assets, operations, prospects or financial condition of the Company. The Company may only delay a Demand Registration or an S-3 Registration pursuant to this Section 1(d) by delivery of a Blackout Notice (as defined below) within 30 days of delivery of the request for such Registration under Section 1(a) or (c), as applicable, and may delay a Demand Registration or an S-3 Registration and require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration only for a reasonable period of time not to exceed 60 days (or such earlier time as such transaction is consummated or no longer proposed) (the “Blackout Period”). There shall not be more than two Blackout Periods in any 12 month period and the aggregate length of such Blackout Periods shall not exceed 120 days in any 12 month period. The Company shall promptly notify the Holders in writing (a “Blackout Notice”) of any decision to postpone a Demand Registration or an S-3 Registration or to discontinue sales of Registrable Securities covered by a Shelf Registration pursuant to this Section 1(d) and shall include a general statement of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a Demand Registration or an S-3 Registration may be effected or sales of Registrable Securities covered by a Shelf Registration may resume. If the Company shall postpone the filing of a Demand Registration Statement or an S-3 Registration Statement, the Majority Holders of the Registration who were to participate therein shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within 30 days after receipt of the Blackout Notice. Such withdrawn registration request shall not be treated as a request for a Demand Registration effected pursuant to Section 1(a) (and shall not be counted towards the number of Demand Registrations effected), and the Company shall pay all Registration Expenses in connection therewith.

(e) Selection of Underwriters.  If the Initiating Holders holding a majority of the Registrable Securities for which registration was requested intend to distribute the Registrable Securities covered by their

Registration Request by means of an Underwritten Offering, they will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to the other Holders with respect to such Registration Request and the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering. In such event, the Initiating Holders holding a majority of the Registrable Securities for which registration was requested will have the right to select the Underwriters or other investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which will not be unreasonably withheld, conditioned or delayed. If the offering is an Underwritten Offering, the Company will use reasonable best efforts to ensure that the right of any Person (including other Holders) to participate in such registration will be conditioned upon such Person’s participation in such underwriting at the same price and on the same terms of underwriting applicable to the Initiating Holders and the inclusion of such Person’s Registrable Securities in the Underwritten Offering (unless otherwise agreed by the Majority Holders of the Registration), and each such Person will (together with the Company and the other Holders distributing their securities through such Underwritten Offering) enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering. If any Holder disapproves of the terms of the Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company, the managing Underwriter and the Majority Holders of the Registration.

(f) Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to Sections 1(a) or (c) any securities that are not Registrable Securities without the prior written consent of the Initiating Holders holding a majority of the Registrable Securities for which registration was requested, which consent will not be unreasonably withheld, conditioned or delayed. Other than in connection with a Shelf Registration, if the managing Underwriter advises the Company that in its opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without materially adversely affecting the successful marketability of the offering (including a material adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the opinion of such Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, Registrable Securities, pro rata among the respective Holders thereof on the basis of the aggregate number of Registrable Securities requested to be included in such registration by each of them, and (ii) second, any other securities of the Company that have been requested to be so included. Notwithstanding the foregoing, no employee of the Company or any Subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration. In the event the Company shall not, by virtue of this Section 1(f), include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder may, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

(g) Registration of Other Securities.  Whenever the Company shall effect a Demand Registration, securities other than the Registrable Securities may be covered by such registration only to the extent the inclusion of such other securities is made in compliance with the provisions of Section 1(f).

(h) Registration Statement Form.  Registrations under this Section 1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Registration Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with (A) the intended method or methods of disposition specified in the requests for registration and (B) applicable law. The Company agrees to consult with any selling Holder with respect to any information which such selling Holder, upon advice of counsel, has reasonably requested to be included in such Registration Statement.

(i) Conversions; Exercises.  Notwithstanding anything to the contrary herein, in order for any Registrable Securities that are issuable upon the exercise of conversion rights, options or warrants to be included in any registration pursuant to Section 1 or 2 hereof, the exercise of such conversion rights, options or warrants must be effected no later than immediately prior to the closing of any sales under the Registration Statement pursuant to which such Registrable Securities are to be sold.

(j) Exclusive Rights.  The registration rights granted pursuant to the provisions of this Section 1 shall be in addition to the registration rights granted pursuant to the provisions of Section 2 hereof.

2. Piggyback Registrations.

(a) Right to Piggyback.  After the end of the Lock-Up Period, whenever the Company proposes to register any of its securities (including in response to a demand of a shareholder not party hereto, but excluding a registration pursuant to Section 1, relating solely to employee benefit plans, or relating solely to the sale of debt or convertible debt instruments) and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date of the Company’s notice (a “Piggyback Registration”). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing Underwriter, if any, on or before the thirtieth (30th) day prior to the planned effective date of such Piggyback Registration. The Company may delay, terminate or withdraw any registration under this Section 2 prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to any Holder in connection with such delay, termination or withdrawal; provided, however, that if such delay shall extend beyond 120 days from the date the Company received a request to include Registrable Securities in such Piggyback Registration, then the Company shall again give all Holders the opportunity to participate therein and shall follow the notification procedures set forth in this Section 2(a). There is no limitation on the number of such Piggyback Registrations pursuant to this Section 2 which the Company is obligated to effect. The registration rights granted pursuant to the provisions of this Section 2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 1 hereof.

(b) Underwritten Registration.  If any Piggyback Registration involves an Underwritten Offering, the Company will so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event, the Company will use reasonable best efforts to ensure that the right of any Holder to registration pursuant to this Section 2 will be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering, and each such Holder will (together with the Company and the other Holders distributing their securities through such Underwritten Offering) enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by the Company. If any Holder disapproves of the terms of the Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company, the managing Underwriter and the Holders participating in the Underwritten Offering.

(c) Piggyback Registration Expenses.  The Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or Prospectus becomes effective or final.

(d) Priority on Primary Registrations.  If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing Underwriters advise the Company (a copy of such notice if in writing or prompt communication of the content of such notice, if oral, to be provided by the Company to each Holder requesting registration) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting the successful marketability of such offering, the Company will include in such registration or Prospectus only such number of securities that in the opinion of such Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities so requested to be included therein owned by each such Holder, and (iii) third, other securities requested to be included in such registration; provided, however, that in the event the Company will not, by virtue of this Section 2(d), include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(e) Priority on Secondary Registrations.  If a Piggyback Registration relates to an underwritten secondary registration on behalf of holders of the Company’s securities other than the Holders of Registrable Securities, and the managing Underwriters advise the Company (a copy of such notice if in writing or prompt communication of the content of such notice, if oral, to be provided by the Company to each Holder requesting registration) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without materially adversely affecting the successful marketability of the offering, the Company will include in such registration only such number of securities that in the opinion of such Underwriters can be sold without materially adversely affecting the successful marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration; provided, however, that in the event the Company will not, by virtue of this Section 2(e), include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

(f) Other Registrations.  If the Company receives a Registration Request or files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, from a period beginning on the date of a Registration Request and ending at least 120 days from the effective date of the effectiveness of such Registration Statement, and shall not be required to do so notwithstanding any other provision of this Agreement.

3. Registration Procedures.  Subject to Section 1(d), whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as practicable:

(a) prepare and (within 60 days after the end of the thirty-day period within which requests for registration may be given to the Company pursuant hereto) file with the Commission a Registration Statement with respect to such Registrable Securities which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, make all required filings with the Financial Industry Regulatory Authority (“FINRA”) and thereafter use its reasonable best efforts to cause such Registration Statement to become effective, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the Holders’ counsel copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at Holders’ expense and the Company shall provide the Holders’ counsel and any attorney, accountant or other agent retained by any such seller or any Underwriter (each, an “Inspector”) with a reasonable opportunity, in light of the circumstances, to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the Commission. Unless such Holders’ counsel has reasonably objected in writing to the filing of such Registration Statement, amendment or supplement prior thereto, the Company will file such Registration Statement, Prospectus, amendment or supplement or comparable statement as required by this Agreement. The Company will not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement to which such Holders’ counsel has reasonably objected in writing on the grounds that (and explaining why) such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided, that except with respect to any Shelf Registration, such period need not extend beyond nine months after the effective date of the Registration Statement; and provided further, that with respect to any Shelf Registration, such period need not extend beyond the time period provided in Section 1(c), and which periods, in any event, shall terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

(c) furnish to each seller of Registrable Securities and each Underwriter, if any, such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary Prospectus, final Prospectus, all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller or the sole or lead managing Underwriter, if any, reasonably requests, to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals) and do any and all other acts and things that may be necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(f) promptly notify the Holders’ counsel, the sole or lead managing Underwriter, if any, and each seller of such Registrable Securities, at any time when a Registration Statement related thereto is required to be amended or supplemented or a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the Registration Statement or the Prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such Registration Statement or Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g) notify each seller of any Registrable Securities covered by such Registration Statement (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation or threat (of which the Company has actual knowledge) of any proceedings for any of such purposes or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(h) if so requested by the Majority Holders of the Registration, use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(i) provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities not later than the effective date of, or date of final receipt, for such Registration Statement;

(j) enter into and perform such customary agreements (including underwriting agreements with customary provisions) and provide officers’ certificates and other customary closing documents and take all such other actions as the Majority Holders of the Registration or the Underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(k) make available for inspection by any seller of Registrable Securities, Holders’ counsel, any Underwriter participating in any disposition pursuant to such Registration Statement and any Inspector, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, Holders’ counsel, Underwriter, or Inspector in connection with such Registration Statement; provided that each Holder will, and will use its commercially reasonable efforts to cause each such Underwriter or Inspector to (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) minimize the disruption to the Company’s business in connection with the foregoing; provided, further, that the Company shall not be required to make available for inspection any documents containing material non-public information or otherwise provide such material non-public information to any person unless permitted under applicable securities laws (in particular Regulation F-D) without also making public disclosure thereof;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable earnings statements covering such 12-month periods beginning after the “effective date of the registration statement” (as defined in Rule 158(c) of the Securities Act) in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n) cooperate with each selling Holder of Registrable Securities and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the Underwriters reasonably request in order to expedite or facilitate such disposition; and enter into such agreements and take such other actions as the sellers of Registrable Securities or the Underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(o) if requested by the sole or lead managing Underwriter or any selling Holder of Registrable Securities, obtain one or more comfort letters, addressed to the sellers of Registrable Securities, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering dated the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities being sold in such offering reasonably request;

(p) if requested by the sole or lead managing Underwriter or any selling Holder of Registrable Securities, provide legal opinions of the Company’s outside counsel and a “negative assurance” letter from counsel, in each case, addressed to the Holders of the Registrable Securities being sold, dated the effective date of such Registration Statement, each amendment and supplement thereto (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions and “negative assurance” letters of such nature;

(q) cooperate with the selling Holders of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities;

(r) if requested by the sole or lead managing Underwriter or any selling Holder of Registrable Securities, immediately incorporate in a prospectus supplement or post-effective amendment such information concerning such Holder of Registrable Securities, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Holder of Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such

Underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities; and

(s) use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law. If any Registration Statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, and (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

The Company represents and agrees that, unless it obtains the prior consent of the Majority Holders of the Registration or Holders’ counsel, and each of the Holders represents and agrees that, unless it obtains the prior consent of the Company, it will not make any offer relating to Registrable Securities that would constitute a “free writing prospectus” as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Registration Statement or Prospectus and that any Issuer Free Writing Prospectus, when taken together with the information in the Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Registration Expenses.

(a) Except for Selling Expenses and as otherwise provided for herein, all expenses incidental to the Company’s performance of or compliance with this Agreement whether or not any Registration Statement becomes effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, including, without limitation, all registration, listing and filing fees, fees and expenses of compliance with securities or blue sky laws and the rules of any stock exchange, word processing, duplicating, distributing and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants (including the expenses of any audit and/or “cold comfort” letters), Underwriters and other Persons retained by the Company, the reasonable out-of-pocket expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer (all such expenses, “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of its liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. All Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their securities so registered.

(b) In connection with each registration pursuant to Section 1 and each Piggyback Registration whether or not any Registration Statement becomes effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, the Company will reimburse the holders of Registrable Securities covered by such registration or qualification for the reasonable fees and disbursements of one United States counsel, which counsel shall be selected (i) in the case of a Demand Registration or an S-3 Registration by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Registration Request, and (ii) in all other cases, by the Majority Holders of the Registration, and in each case in consultation with the Company.

(c) To the extent Registration Expenses are not required to be paid by the Company pursuant to this Agreement, each holder of securities included in any registration or qualification hereunder will pay those Registration Expenses allocable to the registration or qualification of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered or qualified.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, each Holder, its Affiliates and their respective officers, directors and partners, members, shareholders, employees, and agents (each, an “Agent”) and each Person who “controls” such Holder (within the meaning of the Securities Act and Section 20 of the Exchange Act) against, and pay and reimburse such Holder, Agent or controlling person for any losses, claims, damages, liabilities, joint or several, to which such Holder, Agent or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder and each such Agent and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder or its Affiliates for use therein. In connection with an Underwritten Offering, the Company, if requested, will indemnify such Underwriters, their officers and directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information, affidavits and officer’s certificates as the Company reasonably requests for use in connection with any such Registration Statement, Prospectus or preliminary Prospectus and, will indemnify and hold harmless the Company, its directors and officers, each Underwriter and each other Person who “controls” the Company (within the meaning of the Securities Act and Section 20 of the Exchange Act) and each such Underwriter against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer, any such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such Prospectus or preliminary Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder for use therein, and such Holder will reimburse the Company and each such director, officer, Underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify and hold harmless will be individual and several to each Holder and will be limited to the proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Participation in Underwritten Registrations.

(a) No Holder may participate in any registration hereunder that is underwritten unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing Underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Holder’s failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, no Holder will be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5(b).

(b) Each Holder that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) above, such Holder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Holder receives copies of a supplemented or amended Prospectus as contemplated by such Section 3(f). In the event the Company gives any such notice, the applicable time period mentioned in Section 3(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended Prospectus contemplated by Section 3(f).

7. Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times,

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and

(c) take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (ii) any other rule or regulation now existing or hereafter adopted by the Commission.

Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Lock Up Agreements.  In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the timely request of the Company and the Underwriters managing any Underwritten Offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such Underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company and the Underwriters may specify, such consent not to be unreasonably withheld, delayed or conditioned, in the case of the Company, so long as all Holders or shareholders holding more than five percent (5%) of the outstanding Common Shares and all officers and directors of the Company are bound by a comparable obligation, provided that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound. The Company agrees that (i) if timely requested in writing by the sole or lead managing Underwriter in an Underwritten Offering of any Registrable Securities, not to make any short sale of, loan, grant any option for the purchase of or effect any public sale or distribution of any of the Company’s equity securities (or any security convertible into or exchangeable or exercisable for any of the Company’s equity securities) during the time period reasonably requested by the sole or lead managing Underwriter not to exceed 90 days, beginning on the effective date of the applicable Registration Statement (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms), and (ii) it will cause each holder of equity securities (or any security convertible into or exchangeable or exercisable for any of its equity securities) of the Company purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to so agree.

9. Term.  This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of the Company and the holders of not less than 66 2/3% of the Registrable Securities, (b) the dissolution, liquidation or winding up of the Company or (c) the date on which no Registrable Securities remain outstanding; provided, that Sections 5 and 10 shall survive any such termination, in accordance with their terms.

10. No Restriction on Ability to Engage in Competing Businesses.  The parties acknowledge that the Investors and their Affiliates are engaged, and may in the future engage, in a variety of financial services businesses, and may make investments in, and have investments in, other businesses from time to time similar to and that may compete with the businesses of the Company and its direct and indirect subsidiaries (“Competing Businesses”). The Investors and their Affiliates reserve the right to make additional investments in other Competing Businesses independent of their investments in the Company. In addition, by virtue of an Investor holding equity or other interests in the Company or by having individuals designated by or affiliated with such Investor serving on or observing at meetings of the Board (or committees thereof) or otherwise (an “Investor Director”), no Investor nor any of the Investor’s respective Affiliates, including without limitation, any Investor Director (to the extent not prohibited by the Investor Director’s non-waivable fiduciary duties under Maryland law), shall have any obligation to the Company or any Subsidiary of the Company to refrain from competing with the Company or any Subsidiary of the Company, making investments in Competing Businesses, or otherwise engaging in any commercial activity; and none of the Company or any Subsidiary of the Company shall have any right with respect to any such other investments or activities undertaken by such Investor or such Affiliates. Without limitation of the foregoing, each Investor or any Affiliates thereof, including, without limitation, any Investor Director (to the extent not prohibited by the Investor Director’s non-waivable fiduciary duties under Maryland law), may engage in or possess an interest in other business ventures of any nature of description, independently or with others, similar or dissimilar to the business of the Company or any Subsidiary of the Company, and none of the Company, any Subsidiary of the Company or any Investor (other than such Investor) shall have any rights or expectancy by virtue of such Investor’s relationships with the Company, this Agreement or otherwise in and to such independent ventures or the income or profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business shall not be deemed wrongful or improper. No Investor nor any of their respective Affiliates, including, without limitation, any Investor Director, shall be obligated to present any particular investment or business opportunity to the Company or any Subsidiary of the Company even if such opportunity is of a character that, if presented to the Company or a Subsidiary of the Company, could be taken by the Company, and the Investors and their respective Affiliates shall continue to have the right to take for their own respective accounts or to recommend to others any such particular investment or business opportunity.

11. Defined Terms.  Capitalized terms when used in this Agreement have the following meanings:

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. The Affiliates of Investors shall be deemed to include one or more funds under common management and their respective limited partners and Affiliates.

“Agent” has the meaning set forth in Section 5(a).

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Blackout Notice” has the meaning set forth in Section 1(d).

“Blackout Period” has the meaning set forth in Section 1(d).

“Board” has the meaning set forth in Section 1(d).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

“Common Shares” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Competing Businesses” has the meaning set forth in Section 10.

“Demand Registration” has the meaning set forth in Section 1(a).

“Demand Registration Statement” means a registration statement of the Company that covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 1(a) (as such amount may be reduced in accordance with the provisions of Section 1(f)) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Exchange” has the meaning set forth in the recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Exchange Agreement” has the meaning set forth in the recitals.

“FINRA” has the meaning set forth in Section 3(a).

“Holder” means any holder of outstanding Registrable Securities who is a party to this Agreement or to whom the benefits of this Agreement have been validly assigned and such of its respective heirs, successors and permitted assigns (including any permitted transferees of Registrable Securities) who acquire or are otherwise the transferee of Registrable Securities, directly or indirectly, from such holder, for so long as such heirs, successors and permitted assigns own any Registrable Securities.

“Initiating Holders” means, with respect to a particular registration, the Holders who initiated the request for such registration.

“Inspector” has the meaning set forth in Section 3(a).

“Investor Director” has the meaning set forth in Section 10.

“Investors” has the meaning set forth in the first paragraph of this Agreement.

“Issuer Free Writing Prospectus” has the meaning set forth in the last paragraph of Section 3.

“Jefferies” has the meaning set forth in the first paragraph of this Agreement.

“Lock-Up Period” has the meaning set forth in Section 1.

“Majority Holders of the Registration” means, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration.

“Mass Mutual” has the meaning set forth in the first paragraph of this Agreement.

“New York Court” has the meaning set forth in Section 12(l).

“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

“register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

“Registrable Securities” means (i) any Common Shares, (ii) any other shares or securities that the holders of the Common Shares may be entitled to receive, or will have received, pursuant to such holders’ ownership of the Common Shares, (iii) any Common Shares otherwise or hereafter purchased or acquired by the Investors or their Affiliates, and (iv) any securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i), (ii)or (iii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization, sale of assets or similar transactions. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by Prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement contained therein, (y) they can be sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act, or (z) they can be sold by such Holder without restriction as to volume or manner of sale pursuant to Rule 144(e) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder whenever such Person holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase, conversion, exercise or exchange has actually been effected and disregarding any legal restrictions upon the exercise of such rights. Registrable Securities issuable upon exercise of an option or upon conversion, exchange or exercise of another security shall be deemed outstanding for the purposes of this Agreement.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Request” has the meaning set forth in Section 1(a). The term Registration Request will also include, where appropriate, a S-3 Registration request made pursuant to Section 1(c).

“Registration Statement” means the registration statement, Prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Required Investor Holders” means one or more shareholders or members who would hold in the aggregate 50% or more of the outstanding Registrable Securities held by Investors or their permitted assignees and transferees.

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, as in effect from time to time.

“S-3 Registration” means a registration required to be effected by the Company pursuant to Section 1(c).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shelf Registration” has the meaning set forth in Section 1(a).

“Subsidiary” of any person means another person 50% or more of the total combined voting power of all classes of capital stock or other voting interests of which, or 50% or more of the equity securities of which, is owned directly or indirectly by such first person.

“Underwriters” means the underwriters, if any, of the offering being registered under the Securities Act.

“Underwritten Offering” means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

12. Miscellaneous.

(a) No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities that is directly inconsistent with or violates the rights granted to Holders of Registrable Securities in this Agreement. Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are the same as or more favorable from the perspective of such Person as or than, the registration rights granted hereunder without the prior written consent of the Required Investor Holders, unless such rights are also offered to the Required Investor Holders.

(b) Adjustments Affecting Registrable Securities.  Except as may be required by applicable law, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration or qualification for sale by Prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).

(c) Remedies.  The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by a party hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

(d) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company (upon the approval of the independent directors of the Board, which shall not include the representatives of the Investors) and the Required Investor Holders; provided, however, that in the event that such amendment or waiver would treat a Holder or group of Holders in a manner different from any other Holders, then such amendment or waiver will require the consent of such Holder or the Holders of a majority of the Registrable Securities of such group adversely treated.

(e) Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, successors and assigns (including any permitted transferee of Registrable Securities). Except as otherwise provided in this Agreement, any Holder may assign to any permitted transferee (as determined under the Securities Purchase Agreement and this Agreement) of its Registrable Securities (other than a transferee that acquires such Registrable Securities in a registered public offering or pursuant to a sale under Rule 144 of the Securities Act (or any successor rule)), its rights and obligations under this Agreement. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the Holders of the Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any permitted transferee that is a subsequent holder of any Registrable Securities (or of such portion thereof), as applicable, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof), as applicable, required in order to be entitled to certain rights, or take certain actions, contained herein. For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, sale of substantially all of its assets, or similar transaction. For the avoidance of doubt, the rights under Section 10 may not be assigned by either Investor to any third party, other than to its Affiliates or the other Investor, provided that in the case of any such assignment to an Affiliate or the other Investor, at all times voting and disposition control of such Registrable Securities and the right to exercise such rights under Section 10 shall remain with the Investors pursuant to appropriate proxies or other similar methods.

(f) Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Counterparts.  This Agreement may be executed simultaneously in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(h) Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law.  This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

(j) Entire Agreement.  This Agreement and the Exchange Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein or in this Agreement and the Exchange Agreement. This Agreement and the Exchange Agreement supersede all prior agreements and understandings between the Company and the other parties to this Agreement with respect to such subject matter, specifically, this Agreement supersedes and terminates the Registration Rights and Shareholders Agreement, dated July 16, 2007, by and among NovaStar Financial, Inc., Massachusetts Mutual Life Insurance Company, Jefferies Capital Partners IV L.P., Jefferies Employee Partners IV LLC and JCP Partners IV LLC.

(k) Nominees for Beneficial Owners.  In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company (and countersigned by the nominee), be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities and the nominee’s consent to such.

(l) Consent to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in any federal court or any state court which in either case is located in the City and County of New York (any such federal or state court, a “New York Court”). In addition, each party to this Agreement hereby irrevocably and unconditionally expressly (i) submits to the personal jurisdiction and venue of any New York Court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such New York Court.

(m) Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n) Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)  if to Mass Mutual, to

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
Attention: Michael Rollings

with a copy to (which shall not constitute notice):

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: General Counsel

(ii)  if to Jefferies, to

Jefferies Capital Partners
520 Madison Avenue
New York, New York 10022

with a copy to (which shall not constitute notice):

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Fax: (212) 806-6006
Attention: Melvin Epstein, Esq.

(iii) if to the Company, to

NovaStar Financial, Inc.
2114 Central Street, Suite 600
Kansas City, MO 64108
Attention: Rodney Schwatken

with a copy to (which shall not constitute notice):

Bryan Cave LLP
One Kansas City Place
1200 Main Street, Suite 3500
Kansas City, Missouri 64105
Attention: Gregory G. Johnson, Esq.

[the remainder of this page left intentionally blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

NOVASTAR FINANCIAL, INC.

By:
Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:

JEFFERIES CAPITAL PARTNERS IV L.P.
JEFFERIES EMPLOYEE PARTNERS IV LLC
JCP PARTNERS IV LLC

By: Jefferies Capital Partners IV LLC,
as Manager

By:
Name:
Title:

Preliminary Copy

NovaStar Financial, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	x
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on June 22, 2011.

Vote by Internet
•	Log on to the Internet and go to
www.investorvote.com
•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 A   The Board recommends you vote FOR the listed proposals.
Vote on Proposals

		For	Against	Abstain			For	Against	Abstain	+

1.	TO APPROVE AN AMENDMENT TO THE CHARTER TO ELIMINATE THE 8.90% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK OF THE COMPANY, PAR VALUE $0.01 PER SHARE, AND THE APPLICABLE ARTICLES SUPPLEMENTARY	☐	☐	☐	2.	TO APPROVE AN AMENDMENT TO THE CHARTER TO ELIMINATE THE 9.00% SERIES D1 MANDATORY CONVERTIBLE PREFERRED STOCK OF THE COMPANY, PAR VALUE $0.01 PER SHARE, AND THE APPLICABLE ARTICLES SUPPLEMENTARY	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

3.	TO APPROVE AN AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY FROM 50,000,000 TO 120,000,000	☐	☐	☐	4.	TO APPROVE AN AMENDMENT TO THE CHARTER TO PRESERVE THE COMPANY’S NET OPERATING LOSS CARRYFORWARDS	☐	☐	☐

		For	Against	Abstain

5.	TO APPROVE CERTAIN TECHNICAL AMENDMENTS TO THE CHARTER IN CONNECTION WITH THE FOREGOING PROPOSALS, AND TO REMOVE PROVISIONS PREVIOUSLY REQUIRED BY THE COMPANY’S FORMER STATUS AS A REAL ESTATE INVESTMENT TRUST	☐	☐	☐	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
 B   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign and date this Proxy below and return in the enclosed envelope. Please sign exactly as the name appears on the stock certificate. If shares are registered in two names, both stockholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy — NovaStar Financial, Inc.	+

2114 Central Street, Suite 600
Kansas City, MO 64108
For Special Meeting of Stockholders — June 23, 2011
This Proxy is solicited on behalf of the Board of Directors
The undersigned holder of the common stock, par value $0.01 per share (the “Common Stock”), of NovaStar Financial, Inc. (the “Company”) hereby appoints Rodney E. Schwatken or Brett A. Monger, and each of them, as attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Hyatt Regency Crown Center Hotel, 2345 McGee Street, Kansas City, MO 64108 on June 23, 2011, at 10:00 a.m., Central Time, and at any and all postponements or adjournments thereof.
This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposals. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. At the present time the board of directors knows of no other business to be presented at the meeting.
(Continued and to be signed on other side.)
 C  Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Special Meeting.	☐

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+